As filed with the Securities and Exchange Commission on June 29,
2009

                                                File Nos. 002-94222
                                                          811-04149

                 SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                            FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 42                      (X)

                            and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY  ACT OF 1940

Amendment No. 43                                     (X)

                    FRANKLIN TAX-FREE TRUST
      (Exact Name of Registrant as Specified in Charter)

        ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
      (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (650)312-2000

  CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)

[X] on July 1, 2009 pursuant to paragraph (b)

[ ] 60 days after filing  pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph   (a)(1) of Rule 485

[ ] 75 days after filing  pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph   (a)(2) of rule 485

If appropriate, check the following box:

[ ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

July 1, 2009
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Franklin Insured Tax-Free Income Fund   Class A, B, C & Advisor

Franklin Massachusetts Tax-Free Income Fund   Class A, C & Advisor

Franklin Michigan Tax-Free Income Fund   Class A, B, C & Advisor

Franklin Minnesota Tax-Free Income Fund   Class A, C & Advisor

Franklin Ohio Tax-Free Income Fund   Class A, B, C & Advisor

PROSPECTUS
Franklin Tax-Free Trust

TF1

Contents

THE FUNDS
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING	Goals and Strategies Main Risks Performance Fees and Expenses Management Distributions and Taxes Financial Highlights

YOUR ACCOUNT
INFORMATION ABOUT SALES CHARGES, QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES	Choosing a Share Class Buying Shares Investor Services Selling Shares Exchanging Shares Account Policies Questions

FOR MORE INFORMATION
WHERE TO LEARN MORE ABOUT THE FUND	Back Cover

THE FUNDS

Goals and Strategies

Goals

Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Each state Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of that Fund's state.

Main Investment Strategies

Under normal market conditions, each Fund (hereafter "the Fund") invests at least 80% of its total assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, under normal market conditions, each state Fund invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state. Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of the Fund's total assets may be in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

As a nonfundamental policy, under normal market conditions, the Franklin Insured Tax-Free Income Fund ("Insured Tax-Free Fund") invests at least 80% of its net assets in insured municipal securities. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. Insured municipal securities are covered by insurance policies that guarantee the timely payment of principal and interest. Generally, under normal market conditions, the Insured Tax-Free Fund invests in insured municipal securities covered by policies issued by municipal bond insurers rated at least BBB. The Insured Tax-Free Fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments, but decreases its yield.

In addition to investing at least 80% of its net assets in insured, municipal securities, the Insured Tax-Free Fund may invest the balance (up to 20%) of its net assets in the following types of securities: (i) uninsured municipal securities secured by an escrow or trust account containing direct U.S. government obligations; (ii) municipal securities rated in one of the top four ratings by one or more U.S. nationally recognized rating services (or comparable unrated securities), which may include uninsured securities; or (iii) uninsured, short-term, tax-exempt securities rated in the top rating, pending investment in longer-term municipal securities.

Each state Fund only buys municipal securities rated in the top four ratings by one or more U.S. nationally recognized rating services (or comparable unrated securities). However, to the extent insured municipal securities for that state are available, each state Fund may continue to buy insured municipal securities.

Because of its historical investment policy of investing net assets in insured municipal securities, each state Fund’s portfolio presently consists primarily of insured municipal securities. The Fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments, but decreases its yield.

The Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

The Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories. The Insured Tax-Free Fund will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

The manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal. The manager also may consider the cost of insurance when selecting securities for the Fund.

Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.

Temporary Investments

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

It is important to note that insurance does not guarantee the market value of an insured security, or the Fund's share price or distributions, and shares of the Fund are not insured.

Main Risks

Because interest rates and municipal security prices fluctuate, the amount of the Fund's distributions, the Fund's yield, and the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.

Interest Rate

When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

Credit

An issuer of municipal securities may be unable to make interest payments and repay principal when due. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of the Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent that the Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

Market conditions affecting the ratings of municipal bond insurance companies may further deteriorate. A downgrade of municipal bond insurers rated above BBB would substantially limit the availability of insurance sought by municipal bond issuers thereby reducing the supply of insured municipal securities meeting the Fund’s investment guidelines.

State and U.S. Territories

Because each state Fund invests predominantly in municipal securities of its state, events in that state are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a particular state can be unpredictable and can change at any time. For these reasons, each state Fund involves more risk than an investment in a fund that does not focus on municipal securities of a single state. As with state municipal securities, events in any of these territories where the Fund is invested may affect the Fund's investments and its performance.

To the extent the Insured Tax-Free Fund is invested in a state, events in that state may affect the Fund's investments and its performance.

Market

A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Tax-Exempt Securities

While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified as taxable by the Internal Revenue Service, or a state tax authority, and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund's shares, to decline.

Income

Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

Call

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.

When-Issued and Delayed Delivery Transactions

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Municipal Lease Obligations

Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.

Performance

These bar charts and tables show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar charts show changes in the Fund's returns from year to year over the calendar years shown. The tables show how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

INSURED FUND - CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q4'00	4.78%
Worst Quarter:	Q3'08	-5.12%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
Insured Fund - Class A2
Return Before Taxes	-10.01%	0.94%	3.11%
Return After Taxes on Distributions	-10.01%	0.94%	3.10%
Return After Taxes on Distributions and Sale of Fund Shares	-5.05%	1.47%	3.34%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	Since Inception (2/1/00)
Insured Fund - Class B2	-10.11%	0.92%	4.01%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	5.08%

	1 Year	5 Years	10 Years
Insured Fund - Class C2	-7.39%	1.26%	3.00%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

	1 Year	5 Years	10 Years
Insured Fund - Advisor Class[4]	-6.05%	1.81%	3.56%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was -0.60% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective July 1, 2008, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to July 1, 2008, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after July 1, 2008, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

MASSACHUSETTS FUND - CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q4'00	5.55%
Worst Quarter:	Q3'08	-3.93%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
Massachusetts Fund - Class A2
Return Before Taxes	-9.78%	1.01%	3.16%
Return After Taxes on Distributions	-9.78%	1.01%	3.16%
Return After Taxes on Distributions and Sale of Fund Shares	-4.94%	1.50%	3.36%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	10 Years
Massachusetts Fund - Class C2	-7.26%	1.32%	3.03%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

	1 Year	5 Years	10 Years
Massachusetts Fund - Advisor Class[4]	-9.78%	1.01%	3.16%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was -0.52% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective July 1, 2009, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to July 1, 2009, a restated figure is used based on the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after July 1, 2009, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

MICHIGAN FUND - CLASS A ANNUAL TOTAL RETURN1

Best Quarter:	Q3'02	4.43%
Worst Quarter:	Q3'08	-4.67%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
Michigan Fund - Class A2
Return Before Taxes	-7.08%	1.60%	3.48%
Return After Taxes on Distributions	-7.08%	1.60%	3.46%
Return After Taxes on Distributions and Sale of Fund Shares	-3.15%	2.02%	3.64%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	Since Inception (2/1/00)
Michigan Fund - Class B2	-7.18%	1.60%	4.27%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	5.08%

	1 Year	5 Years	10 Years
Michigan Fund - Class C2	-4.30%	1.94%	3.38%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

	1 Year	5 Years	10 Years
Michigan Fund - Advisor Class[4]	-2.72%	2.54%	3.96%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was -1.46% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective July 1, 2008, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to July 1, 2008, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after July 1, 2008, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

MINNESOTA FUND - CLASS A ANNUAL TOTAL RETURN1

Best Quarter:	Q4'00	4.59%
Worst Quarter:	Q3'08	-3.48%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
Minnesota Fund - Class A2
Return Before Taxes	-5.18%	1.91%	3.48%
Return After Taxes on Distributions	-5.18%	1.91%	3.48%
Return After Taxes on Distributions and Sale of Fund Shares	-1.97%	2.25%	3.62%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	10 Years
Minnesota Fund - Class C2	-2.49%	2.25%	3.36%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

	1 Year	5 Years	10 Years
Minnesota Fund - Advisor Class[4]	-5.18%	1.91%	3.48%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was 0.36% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective July 1, 2009, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to July 1, 2009, a restated figure is used based on the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after July 1, 2009, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

OHIO FUND - CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q4'00	4.24%
Worst Quarter:	Q3'08	-4.54%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
Ohio Fund - Class A2
Return Before Taxes	-5.74%	2.04%	3.58%
Return After Taxes on Distributions	-5.74%	2.04%	3.58%
Return After Taxes on Distributions and Sale of Fund Shares	-2.33%	2.36%	3.71%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	Since Inception (2/1/00)
Ohio Fund - Class B2	-5.83%	2.04%	4.47%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	5.08%

	1 Year	5 Years	10 Years
Ohio Fund - Class C2	-2.99%	2.40%	3.49%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

	1 Year	5 Years	10 Years
Ohio Fund - Advisor Class[4]	-1.54%	2.95%	4.04%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was -0.65% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective July 1, 2008, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to July 1, 2008, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after July 1, 2008, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES	(fees paid directly from your investment)
	Insured Fund	Massachusetts Fund	Michigan Fund
Class A
Maximum sales charge (load) as a percentage of offering price[1]	4.25%	4.25%	4.25%
Load imposed on purchases[1]	4.25%	4.25%	4.25%
Maximum deferred sales charge (load)[2]	None	None	None
Class B3
Maximum sales charge (load) as a percentage of offering price	4.00%	—	4.00%
Load imposed on purchases	None	—	None
Maximum deferred sales charge (load)[4]	4.00%	—	4.00%
Class C
Maximum sales charge (load) as a percentage of offering price	1.00%	1.00%	1.00%
Load imposed on purchases	None	None	None
Maximum deferred sales charge (load)	1.00%	1.00%	1.00%
Advisor Class
Maximum sales charge (load) as a percentage of offering price	None	None	None
Load imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None

SHAREHOLDER FEES	(fees paid directly from your investment)
	Minnesota Fund	Ohio Fund
Class A
Maximum sales charge (load) as a percentage of offering price[1]	4.25%	4.25%
Load imposed on purchases[1]	4.25%	4.25%
Maximum deferred sales charge (load)[2]	None	None
Class B3
Maximum sales charge (load) as a percentage of offering price	—	4.00%
Load imposed on purchases	—	None
Maximum deferred sales charge (load)[4]	—	4.00%
Class C
Maximum sales charge (load) as a percentage of offering price	1.00%	1.00%
Load imposed on purchases	None	None
Maximum deferred sales charge (load)	1.00%	1.00%
Advisor Class
Maximum sales charge (load) as a percentage of offering price	None	None
Load imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

2. There is a 0.75% contingent deferred sales charge that applies to investments of $1 million or more (see "Sales Charges - Class A" under "Choosing a Share Class").

3. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.

4. Declines to zero after six years.

Please see "Choosing a Share Class" for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES[1]	(expenses deducted from Fund assets)
	Insured Fund[2]	Massachusetts Fund[3]	Michigan Fund[2]	Minnesota Fund[3]	Ohio Fund[2]
Class A
Management fees	0.46%	0.50%	0.47%	0.49%	0.47%
Distribution and service (12b-1) fees	0.10%	0.10%	0.10%	0.10%	0.10%
Other expenses	0.07%	0.06%	0.06%	0.07%	0.07%
Total annual Fund operating expenses	0.63%	0.66%	0.63%	0.66%	0.64%
Class B
Management fees	0.46%	—	0.47%	—	0.47%
Distribution and service (12b-1) fees	0.65%	—	0.65%	—	0.65%
Other expenses	0.07%	—	0.06%	—	0.07%
Total annual Fund operating expenses	1.18%	—	1.18%	—	1.19%
Class C
Management fees	0.46%	0.50%	0.47%	0.49%	0.47%
Distribution and service (12b-1) fees	0.65%	0.65%	0.65%	0.65%	0.65%
Other expenses	0.07%	0.06%	0.06%	0.07%	0.07%
Total annual Fund operating expenses	1.18%	1.21%[4]	1.18%	1.21%	1.19%
Advisor Class
Management fees	0.46%	0.50%	0.47%	0.49%	0.47%
Distribution and service (12b-1) fees	None	None	None	None	None
Other expenses	0.07%	0.06%	0.06%	0.07%	0.07%
Total annual Fund operating expenses	0.53%	0.56%	0.53%	0.56%	0.54%

1. In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the table above.

2. The Fund began offering Advisor Class shares on July 1, 2008. Total annual Fund operating expenses are annualized.

3. The Fund began offering Advisor Class shares on July 1, 2009. Total annual Fund operating expenses are based on the expenses for Class A for the fiscal year ended February 28, 2009.

4. Class C total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the “Financial Highlights” due to a timing difference between the end of the 12b-1 plan year and the Fund's fiscal year end.

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

  You invest $10,000 for the periods shown;
  Your investment has a 5% return each year; and
  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Insured Fund	Massachusetts Fund	Michigan Fund	Minnesota Fund	Ohio Fund
If you sell your shares at the end of the period:
Class A
1 Year[1]	$ 487	$ 490	$ 487	$ 490	$ 488
3 Years	$ 618	$ 627	$ 618	$ 627	$ 621
5 Years	$ 761	$ 777	$ 761	$ 777	$ 767
10 Years	$ 1,178	$ 1,213	$ 1,178	$ 1,213	$ 1,189
Class B
1 Year	$ 520	—	$ 520	—	$ 521
3 Years	$ 675	—	$ 675	—	$ 678
5 Years	$ 849	—	$ 849	—	$ 854
10 Years[2]	$ 1,279	—	$ 1,279	—	$ 1,290
Class C
1 Year	$ 220	$ 223	$ 220	$ 223	$ 221
3 Years	$ 375	$ 384	$ 375	$ 384	$ 378
5 Years	$ 649	$ 665	$ 649	$ 665	$ 654
10 Years	$ 1,432	$ 1,466	$ 1,432	$ 1,466	$ 1,443
Advisor Class
1 Year	$ 54	$ 57	$ 54	$ 57	$ 55
3 Years	$ 170	$ 179	$ 170	$ 179	$ 173
5 Years	$ 296	$ 313	$ 296	$ 313	$ 302
10 Years	$ 665	$ 701	$ 665	$ 701	$ 677
If you do not sell your shares:
Class B
1 Year	$ 120	—	$ 120	—	$ 121
3 Years	$ 375	—	375	—	$ 378
5 Years	$ 649	—	649	—	$ 654
10 Years[2]	$ 1,279	—	1,279	—	$ 1,290
Class C1
1 Year	$ 120	$ 123	$ 120	$ 123	$ 121
3 Years	$ 375	$ 384	$ 375	$ 384	$ 378
5 Years	$ 649	$ 685	$ 649	$ 665	$ 654
10 Years	$ 1,432	$ 1,466	$ 1,432	$ 1,466	$ 1,443

1. Assumes a contingent deferred sales charge will not apply.

2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $448 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investing in tax-free securities. The portfolio managers have responsibility for the day-to-day management of particular Funds and operate as a team to develop ideas and implement investment strategy for all the Funds. They are as follows:

JAMES CONN, CFA   Senior Vice President of Advisers

Mr. Conn has been an analyst or portfolio manager of the Insured, Massachusetts, Michigan, Minnesota and Ohio Funds since 1999. He joined Franklin Templeton Investments in 1996.

JOHN POMEROY   Senior Vice President of Advisers

Mr. Pomeroy has been an analyst or portfolio manager of the Insured, Massachusetts, Michigan, Minnesota and Ohio Funds since 1989. He joined Franklin Templeton Investments in 1986.

FRANCISCO RIVERA   Vice President of Advisers

Mr. Rivera has been an analyst or portfolio manager of the Massachusetts Fund since 1996. He joined Franklin Templeton Investments in 1994.

The following individuals are jointly responsible for the day-to-day management of the Funds:

Insured Fund

John Pomeroy.   Mr. Pomeroy has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

James Conn.   Mr. Conn is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Massachusetts Fund

James Conn.   Mr. Conn has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

John Pomeroy.   Mr. Pomeroy is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Francisco Rivera.   Mr. Rivera is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Michigan Fund

John Pomeroy.   Mr. Pomeroy has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

James Conn.   Mr. Conn is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Minnesota Fund

James Conn.   Mr. Conn has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

John Pomeroy.   Mr. Pomeroy is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Ohio Fund

James Conn.   Mr. Conn has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

John Pomeroy.   Mr. Pomeroy is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended February 28, 2009, the Fund paid to the manager for its services the following management fees as a percentage of its average monthly net assets:

MANAGEMENT FEES	(as a percentage of average monthly net assets)
Insured Fund	0.46%
Massachusetts Fund	0.50%
Michigan Fund	0.47%
Minnesota Fund	0.49%
Ohio Fund	0.47%

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended February 28.

In 2003 and 2004, multiple lawsuits were filed against Franklin Resources, Inc., and certain of its investment advisor subsidiaries, among other defendants, alleging violations of federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc., and have been consolidated for pretrial purposes, along with hundreds of other similar lawsuits against other mutual fund companies. All of the Franklin Templeton Investments mutual funds that were named in the litigation as defendants have since been dismissed, as have the independent trustees to those funds.

Franklin Resources, Inc. previously disclosed these private lawsuits in its regulatory filings and on its public website. Any material updates regarding these matters will be disclosed in Franklin Resources, Inc.’s Form 10-Q or Form 10-K filings with the U.S. Securities and Exchange Commission.

Distributions and Taxes

Income and Capital Gain Distributions

The Fund has qualified to be treated as a regulated investment company under the Internal Revenue Code (Code). As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund typically declares an income dividend each day that its net asset value (NAV) is calculated and pays them monthly. Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution. Your income dividends and capital gain distribution will be automatically reinvested in additional shares at net asset value unless you elect to receive cash payments.

Annual statements.   Shortly after the end of each calendar year, you will receive a statement that shows the tax status of distributions you received the previous year, including the amounts of exempt-interest dividends free from regular federal income tax, exempt-interest dividends subject to the federal alternative minimum tax, if any, and any distributions of taxable ordinary income and capital gains. Distributions declared in December but paid in January are taxable as if they were paid in December, and distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

Avoid "buying a dividend."   If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 10th at the Fund's NAV of $10 per share, and the Fund makes a capital gain distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.

Tax Considerations

You may receive three different types of distributions from the Fund:

  Exempt-interest dividends. Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans, other tax-exempt investors or residents of states other than the specific state of a single-state tax-exempt fund.

Corporate shareholders should note that these dividends may be taxable in states that impose corporate income or franchise taxes and they should consult with their tax advisor about whether the Fund is a suitable investment given the potential taxability of these dividends.

Exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds, other than from private activity bonds issued during 2009 and 2010 and certain housing bonds, is a tax preference item when determining your federal alternative minimum tax.

  Taxable income dividends. The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals.
  Capital gain distributions. The Fund also may realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares. Capital gain distributions and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals in the 25% or higher federal income tax brackets. For individuals in the 10% and 15% tax brackets, the rate for taxation of any gains realized in calendar years 2008 through 2010 is 0%. These reduced rates of taxation of capital gain distributions and net long-term capital gains are now scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.

Reclassification risk.   The Internal Revenue Service (IRS) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction or become taxable by reason of refinancing irregularities or the misuse of proceeds from the bond offering. While the Fund endeavors to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income for the Fund. In this case, the Fund might be required to send to you and file with the IRS information returns for the current or prior calendar years classifying (or reclassifying) some of its exempt-interest dividends as taxable dividends. On prior year dividends, you might need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on these taxable dividends.

Sales of Fund shares.   When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the same Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

If you have owned your Fund shares for more than one year, any gains reportable on the sale of your shares will qualify for the reduced rates of taxation on capital gains as discussed above.

Backup withholding.   If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income (including any exempt-interest dividends), capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so.

State and local taxes.   Distributions of ordinary income and capital gains, if any, and gains from the sale of your Fund shares generally are subject to state and local taxes.

Non-U.S. investors.

Non-U.S. investors may be subject to a U.S. withholding tax at a 30% or lower treaty rate on all Fund dividends of ordinary income. Exempt-interest dividends, capital gain dividends paid by the Fund from its net long-term capital gains, and with respect to taxable years of the Fund beginning before January 1, 2010, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends are generally exempt from this withholding tax. Non-U.S. investors may also be subject to U.S. estate tax on their investment in the Fund. They also have special certification requirements that, if not met, can subject them to backup withholding on any dividends, distributions and redemption proceeds that they receive from the Fund. Each of these subjects is discussed in greater detail in the “Distributions and Taxes – Non-U.S. investors” section of the SAI.

Other tax information.   This discussion of "Distributions and Taxes" is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in the Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund, or about the federal, state, local and foreign tax consequences of your investment in the Fund.

Financial Highlights

These tables present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

INSURED FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.48	$ 12.32	$ 12.32	$ 12.41	$ 12.62

Income from investment operations:[b]
Net investment income[c]	0.52	0.52	0.53	0.54	0.55
Net realized and unrealized gains (losses)	-0.29	-0.84	0.01	-0.10	-0.20

Total from investment operations	0.23	-0.32	0.54	0.44	0.35

Less distributions from:
Net investment income	-0.51	-0.52	-0.53	-0.53	-0.55
Net realized gains	—	—[d]	-0.01	—	-0.01

Total distributions	-0.51	-0.52	-0.54	-0.53	-0.56

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 11.20	$ 11.48	$ 12.32	$ 12.32	$ 12.41

Total return[f]	2.04%	-2.70%	4.51%	3.65%	2.93%

Ratios to average net assets
Expenses	0.63%	0.64%	0.63%	0.63%	0.63%
Net investment income	4.57%	4.28%	4.33%	4.37%	4.47%

Supplemental data
Net assets, end of year (000’s)	$ 1,807,929	$ 1,909,094	$ 1,821,006	$ 1,697,516	$ 1,602,174
Portfolio turnover rate	15.12%	15.60%	6.75%	4.94%	9.07%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

INSURED FUND - CLASS B	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.53	$ 12.37	$ 12.37	$ 12.47	$ 12.67

Income from investment operations:[b]
Net investment income[c]	0.46	0.45	0.46	0.47	0.48
Net realized and unrealized gains (losses)	-0.28	-0.83	0.01	-0.10	-0.19

Total from investment operations	0.18	-0.38	0.47	0.37	0.29

Less distributions from:
Net investment income	-0.45	-0.46	-0.46	-0.47	-0.48
Net realized gains	—	—[d]	-0.01	—	-0.01

Total distributions	-0.45	-0.46	-0.47	-0.47	-0.49

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 11.26	$ 11.53	$ 12.37	$ 12.37	$ 12.47

Total return[f]	1.56%	-3.22%	3.93%	3.07%	2.35%

Ratios to average net assets
Expenses	1.18%	1.19%	1.18%	1.18%	1.18%
Net investment income	4.02%	3.73%	3.78%	3.82%	3.92%

Supplemental data
Net assets, end of year (000’s)	$ 56,475	$ 69,500	$ 83,644	$ 94,569	$ 103,378
Portfolio turnover rate	15.12%	15.60%	6.75%	4.94%	9.07%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

INSURED FUND - CLASS C	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.59	$ 12.43	$ 12.42	$ 12.51	$ 12.72

Income from investment operations:[b]
Net investment income[c]	0.47	0.46	0.47	0.48	0.49
Net realized and unrealized gains (losses)	-0.30	-0.84	0.01	-0.10	-0.21

Total from investment operations	0.17	-0.38	0.48	0.38	0.28

Less distributions from:
Net investment income	-0.45	-0.46	-0.46	-0.47	-0.48
Net realized gains	—	—[d]	-0.01	—	-0.01

Total distributions	-0.45	-0.46	-0.47	-0.47	-0.49

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 11.31	$ 11.59	$ 12.43	$ 12.42	$ 12.51

Total return[f]	1.46%	-3.21%	3.99%	3.06%	2.34%

Ratios to average net assets
Expenses	1.18%	1.19%	1.17%	1.18%	1.18%
Net investment income	4.02%	3.73%	3.79%	3.82%	3.92%

Supplemental data
Net assets, end of year (000’s)	$ 196,085	$ 148,054	$ 141,913	$ 147,979	$ 138,027
Portfolio turnover rate	15.12%	15.60%	6.75%	4.94%	9.07%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

INSURED FUND - ADVISOR CLASS	Period Ended February 28,
2009[a]
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 11.86
Income from investment operations:[b]
Net investment income[c]	0.36
Net realized and unrealized gains (losses)	-0.67
Total from investment operations	-0.31
Less distributions from net investment income	-0.35
Net asset value, end of period	$ 11.20

Total return[d]	-2.58%

Ratios to average net assets[e]
Expenses	0.53%
Net investment income	4.67%

Supplemental data
Net assets, end of period (000’s)	$ 1,417
Portfolio turnover rate	15.12%

a. For the period July 1, 2008 (effective date) to February 28, 2009.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Total return is not annualized for periods less than one year.

e. Ratios are annualized for periods less than one year.

MASSACHUSETTS FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.20	$ 11.96	$ 11.92	$ 11.98	$ 12.11

Income from investment operations:[b]
Net investment income[c]	0.49	0.49	0.49	0.50	0.52
Net realized and unrealized gains (losses)	-0.27	-0.76	0.04	-0.06	-0.13

Total from investment operations	0.22	-0.27	0.53	0.44	0.39

Less distributions from:
Net investment income	-0.48	-0.49	-0.49	-0.50	-0.52

Net realized gains	—	—[d]	—	—	—
Total distributions	-0.48	-0.49	-0.49	-0.50	-0.52
Redemption feesd, [e]	—	—	—	—	—
Net asset value, end of year	$ 10.94	$ 11.20	$ 11.96	$ 11.92	$ 11.98

Total return[f]	2.00%	-2.34%	4.59%	3.71%	3.35%

Ratios to average net assets
Expenses	0.66%	0.66%	0.66%	0.67%	0.67%
Net investment income	4.38%	4.16%	4.16%	4.21%	4.35%

Supplemental data
Net assets, end of year (000’s)	$ 445,680	$ 450,957	$ 467,299	$ 450,425	$ 442,842
Portfolio turnover rate	7.45%	22.03%	14.41%	17.65%	9.54%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

MASSACHUSETTS FUND - CLASS C	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.29	$ 12.05	$ 12.00	$ 12.06	$ 12.19

Income from investment operations:[b]
Net investment income[c]	0.43	0.43	0.43	0.44	0.45
Net realized and unrealized gains (losses)	-0.27	-0.76	0.05	-0.07	-0.13

Total from investment operations	0.16	-0.33	0.48	0.37	0.32

Less distributions from:
Net investment income	-0.42	-0.43	-0.43	-0.43	-0.45
Net realized gains	—	—[d]	—	—	—

Total distributions	-0.42	-0.43	-0.43	-0.43	-0.45

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 11.03	$ 11.29	$ 12.05	$ 12.00	$ 12.06

Total return[f]	1.42%	-2.86%	4.07%	3.13%	2.75%

Ratios to average net assets
Expenses	1.20%	1.22%	1.20%	1.22%	1.22%
Net investment income	3.84%	3.60%	3.62%	3.66%	3.80%

Supplemental data
Net assets, end of year (000’s)	$ 68,027	$ 61,157	$ 59,247	$ 57,063	$ 50,272
Portfolio turnover rate	7.45%	22.03%	14.41%	17.65%	9.54%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

MICHIGAN FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.71	$ 12.24	$ 12.27	$ 12.35	$ 12.58

Income from investment operations:[b]
Net investment income[c]	0.51	0.51	0.53	0.54	0.55
Net realized and unrealized gains (losses)	-0.23	-0.51	-0.01	-0.08	-0.23

Total from investment operations	0.28	—	0.52	0.46	0.32

Less distributions from:
Net investment income	-0.51	-0.52	-0.53	-0.54	-0.55
Net realized gains	—	-0.01	-0.02	—	—

Total distributions	-0.51	-0.53	-0.55	-0.54	-0.55

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 11.48	$ 11.71	$ 12.24	$ 12.27	$ 12.35

Total return[f]	2.41%	-0.06%	4.35%	3.77%	2.65%

Ratios to average net assets
Expenses	0.63%	0.64%	0.64%	0.64%	0.64%
Net investment income	4.40%	4.25%	4.34%	4.38%	4.45%

Supplemental data
Net assets, end of year (000’s)	$ 1,318,955	$ 1,294,052	$ 1,260,755	$ 1,230,439	$ 1,199,126
Portfolio turnover rate	16.08%	13.00%	7.97%	6.55%	9.40%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

MICHIGAN FUND - CLASS B	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.77	$ 12.30	$ 12.33	$ 12.40	$ 12.63

Income from investment operations:[b]
Net investment income[c]	0.45	0.45	0.46	0.47	0.48
Net realized and unrealized gains (losses)	-0.24	-0.52	-0.01	-0.07	-0.23

Total from investment operations	0.21	-0.07	0.45	0.40	0.25

Less distributions from:
Net investment income	-0.44	-0.45	-0.46	-0.47	-0.48
Net realized gains	—	-0.01	-0.02	—	—

Total distributions	-0.44	-0.46	-0.48	-0.47	-0.48

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 11.54	$ 11.77	$ 12.30	$ 12.33	$ 12.40

Total return[f]	1.84%	-0.61%	3.77%	3.27%	2.08%

Ratios to average net assets
Expenses	1.18%	1.19%	1.19%	1.19%	1.19%
Net investment income	3.85%	3.70%	3.79%	3.83%	3.90%

Supplemental data
Net assets, end of year (000’s)	$ 30,625	$ 39,466	$ 45,664	$ 51,285	$ 54,867
Portfolio turnover rate	16.08%	13.00%	7.97%	6.55%	9.40%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

MICHIGAN FUND - CLASS C	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.83	$ 12.36	$ 12.39	$ 12.46	$ 12.69

Income from investment operations:[b]
Net investment income[c]	0.45	0.45	0.47	0.48	0.48
Net realized and unrealized gains (losses)	-0.23	-0.52	-0.02	-0.08	-0.23

Total from investment operations	0.22	-0.07	0.45	0.40	0.25

Less distributions from:
Net investment income	-0.44	-0.45	-0.46	-0.47	-0.48
Net realized gains	—	-0.01	-0.02	—	—

Total distributions	-0.44	-0.46	-0.48	-0.47	-0.48

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 11.61	$ 11.83	$ 12.36	$ 12.39	$ 12.46

Total return[f]	1.91%	-0.61%	3.74%	3.25%	2.06%

Ratios to average net assets
Expenses	1.18%	1.19%	1.19%	1.19%	1.19%
Net investment income	3.85%	3.70%	3.79%	3.83%	3.90%

Supplemental data
Net assets, end of year (000’s)	$ 173,295	$ 131,079	$ 126,535	$ 123,024	$ 108,308
Portfolio turnover rate	16.08%	13.00%	7.97%	6.55%	9.40%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

MICHIGAN FUND - ADVISOR CLASS	Period Ended February 28,
2009[a]
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 11.95
Income from investment operations:[b]
Net investment income[c]	0.35
Net realized and unrealized gains (losses)	-0.47
Total from investment operations	-0.12
Less distributions from net investment income	-0.34
Net asset value, end of period	$ 11.49

Total return[d]	-0.92%

Ratios to average net assets[e]
Expenses	0.53%
Net investment income	4.50%

Supplemental data
Net assets, end of period (000’s)	$ 769
Portfolio turnover rate	16.08%

a. For the period July 1, 2008 (effective date) to February 28, 2009.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Total return is not annualized for periods less than one year.

e. Ratios are annualized for periods less than one year.

MINNESOTA FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.51	$ 12.16	$ 12.13	$ 12.23	$ 12.39

Income from investment operations:[b]
Net investment income[c]	0.48	0.50	0.50	0.51	0.53
Net realized and unrealized gains (losses)	0.30	-0.65	0.03	-0.10	-0.16

Total from investment operations	0.78	-0.15	0.53	0.41	0.37

Less distributions from net investment income	-0.49	-0.50	-0.50	-0.51	-0.53

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 11.80	$ 11.51	$ 12.16	$ 12.13	$ 12.23

Total return[f]	6.90%	-1.34%	4.50%	3.48%	2.99%

Ratios to average net assets
Expenses	0.66%	0.67%	0.66%	0.67%	0.67%
Net investment income	4.17%	4.14%	4.15%	4.17%	4.35%

Supplemental data
Net assets, end of year (000’s)	$ 653,812	$ 545,977	$ 539,643	$ 528,660	$ 515,780
Portfolio turnover rate	21.67%	9.99%	14.24%	13.03%	12.06%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

MINNESOTA FUND - CLASS C	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.60	$ 12.24	$ 12.22	$ 12.31	$ 12.47

Income from investment operations:[b]
Net investment income[c]	0.42	0.43	0.44	0.44	0.46
Net realized and unrealized gains (losses)	0.29	-0.64	0.01	-0.09	-0.16

Total from investment operations	0.71	-0.21	0.45	0.35	0.30

Less distributions from net investment income	-0.42	-0.43	-0.43	-0.44	-0.46

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 11.89	$ 11.60	$ 12.24	$ 12.22	$ 12.31

Total return[f]	6.26%	-1.78%	3.81%	2.98%	2.40%

Ratios to average net assets
Expenses	1.21%	1.22%	1.21%	1.22%	1.22%
Net investment income	3.62%	3.59%	3.60%	3.62%	3.80%

Supplemental data
Net assets, end of year (000’s)	$ 102,212	$ 70,318	$ 64,873	$ 64,900	$ 59,682
Portfolio turnover rate	21.67%	9.99%	14.24%	13.03%	12.06%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

OHIO FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.91	$ 12.64	$ 12.60	$ 12.64	$ 12.81

Income from investment operations:[b]
Net investment income[c]	0.51	0.51	0.52	0.53	0.54
Net realized and unrealized gains (losses)	0.17	-0.73	0.04	-0.04	-0.16

Total from investment operations	0.68	-0.22	0.56	0.49	0.38

Less distributions from:
Net investment income	-0.51	-0.51	-0.52	-0.53	-0.54
Net realized gains	—	—[d]	—[d]	—	-0.01

Total distributions	-0.51	-0.51	-0.52	-0.53	-0.55

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 12.08	$ 11.91	$ 12.64	$ 12.60	$ 12.64

Total return[f]	5.83%	-1.82%	4.61%	3.98%	3.15%

Ratios to average net assets
Expenses	0.64%	0.65%	0.65%	0.65%	0.65%
Net investment income	4.26%	4.11%	4.17%	4.20%	4.36%

Supplemental data
Net assets, end of year (000’s)	$ 1,144,463	$ 1,010,704	$ 980,493	$ 901,614	$ 849,970
Portfolio turnover rate	11.12%	16.47%	10.55%	16.44%	19.87%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

OHIO FUND - CLASS B	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.96	$ 12.69	$ 12.64	$ 12.68	$ 12.85

Income from investment operations:[b]
Net investment income[c]	0.45	0.44	0.45	0.46	0.48
Net realized and unrealized gains (losses)	0.16	-0.73	0.06	-0.04	-0.17

Total from investment operations	0.61	-0.29	0.51	0.42	0.31

Less distributions from:
Net investment income	-0.44	-0.44	-0.46	-0.46	-0.47
Net realized gains	—	—[d]	—[d]	—	-0.01

Total distributions	-0.44	-0.44	-0.46	-0.46	-0.48

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 12.13	$ 11.96	$ 12.69	$ 12.64	$ 12.68

Total return[f]	5.22%	-2.35%	4.11%	3.41%	2.56%

Ratios to average net assets
Expenses	1.19%	1.20%	1.20%	1.20%	1.20%
Net investment income	3.71%	3.56%	3.62%	3.65%	3.81%

Supplemental data
Net assets, end of year (000’s)	$ 36,629	$ 42,638	$ 51,897	$ 56,478	$ 60,264
Portfolio turnover rate	11.12%	16.47%	10.55%	16.44%	19.87%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

OHIO FUND - CLASS C	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 12.02	$ 12.75	$ 12.70	$ 12.74	$ 12.90

Income from investment operations:[b]
Net investment income[c]	0.45	0.45	0.46	0.46	0.48
Net realized and unrealized gains (losses)	0.16	-0.74	0.04	-0.04	-0.16

Total from investment operations	0.61	-0.29	0.50	0.42	0.32

Less distributions from:
Net investment income	-0.44	-0.44	-0.45	-0.46	-0.47
Net realized gains	—	—[d]	—[d]	—	-0.01

Total distributions	-0.44	-0.44	-0.45	-0.46	-0.48

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 12.19	$ 12.02	$ 12.75	$ 12.70	$ 12.74

Total return[f]	5.19%	-2.34%	4.08%	3.38%	2.64%

Ratios to average net assets
Expenses	1.19%	1.20%	1.20%	1.20%	1.20%
Net investment income	3.71%	3.56%	3.62%	3.65%	3.81%

Supplemental data
Net assets, end of year (000’s)	$ 201,779	$ 158,124	$ 143,804	$ 130,540	$ 108,617
Portfolio turnover rate	11.12%	16.47%	10.55%	16.44%	19.87%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

OHIO FUND - ADVISOR CLASS	Period Ended February 28,
2009[a]
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 12.27
Income from investment operations:[b]
Net investment income[c]	0.35
Net realized and unrealized gains (losses)	-0.19
Total from investment operations	0.16
Less distributions from net investment income	-0.35
Net asset value, end of period	$ 12.08

Total return[d]	1.37%

Ratios to average net assets[e]
Expenses	0.54%
Net investment income	4.36%

Supplemental data
Net assets, end of period (000’s)	$ 352
Portfolio turnover rate	11.12%

a. For the period July 1, 2008 (effective date) to February 28, 2009.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Total return is not annualized for periods less than one year.

e. Ratios are annualized for periods less than one year.

YOUR ACCOUNT

The board of trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

Choosing a Share Class

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B or Class C share Fund accounts.

Class A	Class C	Advisor Class
Initial sales charge of 4.25% or less	No initial sales charge	See "Qualified Investors - Advisor Class" below
Deferred sales charge of 0.75% on purchases of $1 million or more sold within 18 months	Deferred sales charge of 1% on shares you sell within 12 months
Lower annual expenses than Class C due to lower distribution fees	Higher annual expenses than Class A due to higher distribution fees

The Massachusetts and Minnesota Funds began offering Advisor Class shares on July 1, 2009.

Franklin Templeton funds include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.

Class A, B & C

SALES CHARGES - Class A
when you invest this amount	the sales charge makes up this % of the offering price[1]	which equals this % of your net investment[1]
Under $100,000	4.25	4.44
$100,000 but under $250,000	3.50	3.63
$250,000 but under $500,000	2.50	2.56
$500,000 but under $1 million	2.00	2.04

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

Sales Charge Reductions and Waivers

Quantity discounts.   We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."

1. Cumulative quantity discount - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are Franklin Templeton fund shares registered to (or held by a financial intermediary for):

  You, individually;
  Your spouse or domestic partner, as recognized by applicable state law, and your children under the age of 21 (each a "Family Member");
  You jointly with one or more Family Members;
  You jointly with another person(s) who is (are) not Family Members if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person’s separate investments in Franklin Templeton fund shares;
  Any entity over which you or a Family Member has (have) individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a Family Member is the custodian, a trust on which you or a Family Member is the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of a Family Member] on which you or a Family Member is the authorized signer);
  A trust established by you or a Family Member as grantor.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint (for example, shares held in a different broker-dealer’s brokerage account or with a bank or an investment advisor), it is your responsibility to specifically identify those shares to your financial advisor at the time of your purchase (including at the time of any future purchase).  If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to specifically identify any cumulative quantity discount eligible shares to the Fund’s transfer agent at the time of any purchase.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your financial advisor or the Franklin Templeton funds’ transfer agent at the time of any purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available since your financial advisor and the Fund generally will not have that information.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher.  The current value of shares is determined by multiplying the number of shares by their highest current public offering price.  It is your responsibility to retain any records necessary to substantiate historical share costs because neither your current financial advisor nor the Franklin Templeton funds may have or maintain this information.

2. Letter of intent (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. It is your responsibility to tell your financial advisor when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares.  If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to tell the Fund’s transfer agent when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares.  Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

Sales charge waivers.   Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at (800) 632-2301. A list of available sales charge waivers also may be found in the SAI.

Investments of $1 Million or More

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 0.75% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see “Contingent Deferred Sales Charge (CDSC) - Class A, B & C”).

Distribution and Service (12b-1) Fees

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.10% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - Class B
if you sell your shares within this many years after buying them	this % is deducted from your proceeds as a CDSC
1 Year	4
2 Years	4
3 Years	3
4 Years	3
5 Years	2
6 Years	1
7 Years	0

There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) - Class A, B & C"). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

Distribution and Service (12b-1) Fees

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - Class C
With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) - Class A, B & C").

Distribution and Service (12b-1) Fees

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Contingent Deferred Sales Charge (CDSC) - Class A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see “Exchanging Shares”).

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

Reinstatement Privilege

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative’s firm or your bank’s trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund’s transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A or C shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Templeton Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

Qualified Investors - Advisor Class

The following investors or investments may qualify to buy Advisor Class shares of the Fund:

  Shares acquired by a financial intermediary that has entered into an agreement with Distributors authorizing the sale of Fund shares, in connection with its mutual fund trading platform, that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company, registered investment advisor (RIA), or investment advisor with assets under management in excess of $100 million that is exempt from federal registration, that is not an affiliate or associated person of the financial intermediary. Minimum initial investment: $50,000 for individual or multiple clients.
  Shares acquired by a financial intermediary that the intermediary holds on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.
  Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.
  Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton Funds, consistent with our then-current policies. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).
  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.
  Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.
  An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customer.
  Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds."  Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.
  Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant’s firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of Franklin Resources, Inc. approves the investment.

Buying Shares

MINIMUM INVESTMENTS - CLASS A & C

Initial
Regular accounts	$ 1,000
Automatic investment plans	$ 50
UGMA/UTMA accounts	$ 100
Broker-dealer sponsored wrap account programs	no minimum
Current and former full-time employees, officers, trustees and directors of Franklin Templeton entities, and their family members	$ 100

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

Account Application

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services"). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

Franklin Templeton Investor Services
P.O. Box 997151, Sacramento, CA 95899-7151
Call toll-free: (800) 632-2301
(Monday through Friday
5:30 a.m. to 5:00 p.m., Pacific time)
or visit us online 24 hours a day, 7 days a week,
at franklintempleton.com

Buying Shares

	Opening an account	Adding to an account
Through your investment representative	Contact your investment representative	Contact your investment representative

By Phone/Online
(Up to $100,000 per shareholder per day)
(800) 632-2301
franklintempleton.com
Note: (1) certain account types are not available for online account access and (2) the amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” under “Investor Services” for more information regarding eligibility.

If you have another Franklin Templeton fund account with your bank account information on file, you may open a new account by phone. At this time, a new account may not be opened online.

To make a same day investment, your phone order must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

Before requesting a telephone or online purchase into an existing account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, your written request must be signed by all fund and bank account owners, and each individual must have his or her signature guaranteed.

To make a same day investment, your phone or online order must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

By Mail	Make your check payable to the Fund. Mail the check and your signed application to Investor Services.

Make your check payable to the Fund. Include your account number on the check.

Fill out the deposit slip from your account statement. If you do not have a slip, include a note with your name, the Fund name, and your account number.

Mail the check and deposit slip or note to Investor Services.

By Wire (800) 632-2301 or (650) 312-2000 collect

Call to receive a wire control number and wire instructions.

Wire the funds and mail your signed application to Investor Services. Please include the wire control number or your new account number on the application.

To make a same day wire investment, the wired funds must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

Call to receive a wire control number and wire instructions.

To make a same day wire investment, the wired funds must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

By Exchange franklintempleton.com

Call Shareholder Services at (800) 632-2301, or send signed written instructions. You also may place an online exchange order. The automated telephone system cannot be used to open a new account.

(Please see “Exchanging Shares” for more information on exchanges.)

Call Shareholder Services at (800) 632-2301, or send signed written instructions. You also may place an online exchange order. (Please see “Exchanging Shares” for more information on exchanges.)

Investor Services

Automatic Investment Plan

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

Automatic Payroll Deduction

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

Automated Telephone System

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services	(800) 632-2301
Advisor Services	(800) 524-4040

Distribution Options

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

* Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton’s electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds’ prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. Of course, you can decline telephone buy, sell, or exchange privileges on your account application, or choose not to register for online privileges. If you have telephone/online privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

Note: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

Systematic Withdrawal Plan

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

Franklin Templeton VIP Services®

You may be eligible for Franklin Templeton VIP Services® if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at
(800) 632-2301 for additional information on this program.

Selling Shares

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

Selling Shares in Writing

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund, we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

  you are selling more than $100,000 worth of shares
  you want your proceeds paid to someone who is not a registered owner you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.

Selling Recently Purchased Shares

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

Redemption Proceeds

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

Selling Shares

To sell some or all of your shares

Through your investment representative

Contact your investment representative

By Mail

Send written instructions and endorsed share certificates (if you hold share certificates) to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone/Online

(800) 632-2301
franklintempleton.com

As long as your transaction is for $100,000 or less, you do not hold share certificates and you have not changed your address by phone or online within the last 15 days, you can sell your shares by phone or online. The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A check will be mailed to the name(s) and address on the account, or a pre-authorized secondary address. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

By Electronic Funds Transfer (ACH)

You can call, write, or visit us online to have redemption proceeds sent to a bank account. See the policies at left for selling shares by mail, phone, or online.

Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by all fund and bank account owners, and each individual must have his or her signature guaranteed.

If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.

By Exchange

Obtain a current prospectus for the fund you are considering. Prospectuses are available online at franklintempleton.com.

Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.

Franklin Templeton Investor Services
P.O. Box 997151, Sacramento, CA 95899-7151
Call toll-free: (800) 632-2301
(Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
or visit us online 24 hours a day, 7 days a week,
at franklintempleton.com

Exchanging Shares

Exchange privilege

Class A, B & C

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

* Class Z shareholders of Franklin Mutual Series Funds may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

Advisor Class

You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Funds.

* If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.

In certain comprehensive fee or advisory programs that hold Class A shares, at the discretion of the financial intermediary, you may exchange to Advisor Class shares or Class Z shares.

All Classes

The remainder of the “Exchanging Shares” section applies to all classes.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.

Rejected exchanges.   If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

Exchanges through financial intermediaries.   If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

Fund exchange privilege changes/waiver.   The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

Other funds' exchange privileges.   If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

Frequent Trading Policy

The Fund's board of trustees has adopted the following policies and procedures with respect to frequent trading in Fund shares (Frequent Trading Policy).

The Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as “market timing.” This type of trading activity can harm the Fund by, for example, interfering with the efficient management of the Fund's portfolio or materially increasing the Fund's transaction costs, administrative costs or taxes.

Through its transfer agent, the Fund performs ongoing monitoring of trading in Fund shares in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. The size of an investor's investments and redemptions in the Fund may also be a factor in evaluating a shareholder's trading patterns. If and when a pattern of short-term trading is identified, the transfer agent will seek to restrict or reject further short-term trading and/or take other action as described below, if in the judgment of the Fund manager or transfer agent such trading may be detrimental to the Fund.

If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in its sole discretion reasonably concludes that your pattern of trading may be detrimental to the Fund as described in this Frequent Trading Policy, the Fund may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading patterns, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the SAI).

Frequent trading through financial intermediaries.

You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.

Some financial intermediaries maintain master accounts with the Fund on behalf of their customers (“omnibus accounts”). The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the Fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the Fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.

Revocation of trades.

While the Fund reserves the right to reject any purchase order for any reason, the Fund may also revoke executed purchase orders that the transfer agent reasonably concludes in its sole discretion may have been contrary to the objectives of the Fund's Frequent Trading Policy.

Account Policies

Calculating Share Price

Class A, B & C

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

All Classes

The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund’s share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third-party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third-party pricing vendors will provide revised values to the Fund.

Fair Valuation – Individual Securities

The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Security Valuation – Municipal Securities – Matrix Pricing (Fair Valuation)

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date. Matrix pricing is considered a form of fair value pricing.

Accounts with Low Balances

If your account has been open for more than one year and its value falls below $500 ($50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (2) accounts in Class B and Class A accounts established pursuant to a conversion from Class B; (3) tax-deferred retirement plan accounts; (4) active automatic investment plan accounts; (5) broker-dealer sponsored separately managed accounts (wrap accounts); (6) accounts held through a 529 college savings program; and, (7) Coverdell Education Savings Plan accounts.

Statements, Reports and Prospectuses

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Investor Services - Telephone/Online Privileges").

Investment Representative Account Access

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

Street or Nominee Accounts

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

Joint Account Risk with Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

  Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner’s signature to redeem shares;
  Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;
  Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;
  Purchase Fund shares by debiting a bank account that may be owned by you; and
  Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

  The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
  The Fund may modify, suspend, or terminate telephone/online privileges at any time.
  The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
  The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
  Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
  In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
  For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
  You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
  To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

Dealer Compensation

Class A, B & C

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Frequent Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

	Class A	Class B	Class C
Commission (%)	—	—	1.00[1]
Investment under $100,000	4.00	—	—
$100,000 but under $250,000	2.80	—	—
$250,000 but under $500,000	2.00	—	—
$500,000 but under $1 million	1.60	—	—
$1 million or more	up to 0.75[2]	—	—
12b-1 fee to dealer	0.10[2]	0.15[3]	0.65[4]

1. Commission includes advance of the first year's 0.15% 12b-1 service fee. Distributors may pay a prepaid commission.

2. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

3. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

Other dealer and financial intermediary compensation.   Distributors may make payments (a portion of which may be reimbursable under the terms of the Fund's Rule 12b-1 distribution plans) to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.08% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. Any current year sales to, or assets held on behalf of, Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

Distributors and/or its affiliates may also make payments (a portion of which may be reimbursable under the terms of the Fund's Rule 12b-1 distribution plans) to certain financial intermediaries in connection with their activities that are intended to assist in the sale of shares of the Franklin Templeton mutual funds, directly or indirectly, to certain Employer Sponsored Retirement Plans. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis.

A number of factors will be considered in determining these payments, including the qualifying dealer or financial intermediary's sales, assets and redemption rates, the nature and quality of any servicing provided by the financial intermediary, and the quality of the dealer or financial intermediary's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments. These payments may be in addition to any shareholder servicing fees paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

Questions

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

Department Name	Telephone Number	Hours (Pacific time, Monday through Friday)
Shareholder Services	(800) 632-2301	5:30 a.m. to 5:00 p.m.
Fund Information	(800) DIAL BEN (800) 342-5236	5:30 a.m. to 5:00 p.m.
Retirement Services	(800) 527-2020	5:30 a.m. to 5:00 p.m.
Advisor Services	(800) 524-4040	5:30 a.m. to 5:00 p.m.
Institutional Services	(800) 321-8563	6:00 a.m. to 4:00 p.m.
TDD (hearing impaired)	(800) 851-0637	5:30 a.m. to 5:00 p.m.
Automated Telephone System	(800) 632-2301 (800) 524-4040 (800) 527-2020	(around-the-clock access)

FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

Annual/Semiannual Report to Shareholders

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone (202) 551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

One Franklin Parkway, San Mateo, CA 94403-1906 (800) DIAL BEN® (800) 342-5236 TDD (Hearing Impaired) (800) 851-0637 franklintempleton.com

Investment Company Act file #811-04149
2238	TF1 P 07/09


July 1, 2009
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Franklin Alabama Tax-Free Income Fund   Class A & C

Franklin Florida Tax-Free Income Fund   Class A, B & C

Franklin Georgia Tax-Free Income Fund   Class A & C

Franklin Kentucky Tax-Free Income Fund   Class A

Franklin Louisiana Tax-Free Income Fund   Class A & C

Franklin Maryland Tax-Free Income Fund   Class A, C & Advisor

Franklin Missouri Tax-Free Income Fund   Class A, C & Advisor

Franklin North Carolina Tax-Free Income Fund   Class A, C & Advisor

Franklin Virginia Tax-Free Income Fund   Class A, C & Advisor

PROSPECTUS
Franklin Tax-Free Trust

TF2

Contents

THE FUNDS
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING	Goals and Strategies Main Risks Performance Fees and Expenses Management Distributions and Taxes Financial Highlights

YOUR ACCOUNT
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES	Choosing a Share Class Buying Shares Investor Services Selling Shares Exchanging Shares Account Policies Questions

FOR MORE INFORMATION
WHERE TO LEARN MORE ABOUT THE FUND	Back Cover

THE FUNDS

Goals and Strategies

Goals

Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Each state Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of that Fund's state.

Main Investment Strategies

Under normal market conditions, each Fund (hereafter "the Fund") invests at least 80% of its total assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, under normal market conditions, each state Fund invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state. Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of the Fund's total assets may be in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

The Fund only buys municipal securities rated in the top four ratings by one or more U.S. nationally recognized rating services (or comparable unrated securities).

The Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

The Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories.

The manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal.

Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.

Temporary Investments

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Main Risks

Because interest rates and municipal security prices fluctuate, the amount of the Fund's distributions, the Fund's yield, and the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.

Interest Rate

When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

Credit

An issuer of municipal securities may be unable to make interest payments and repay principal when due. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of the Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent that the Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

State and U.S. Territories

Because each state Fund invests predominantly in municipal securities of its state, events in that state are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a particular state can be unpredictable and can change at any time. For these reasons, each state Fund involves more risk than an investment in a fund that does not focus on municipal securities of a single state. As with state municipal securities, events in any of these territories where the Fund is invested may affect the Fund's investments and its performance.

Market

A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Tax-Exempt Securities

While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified as taxable by the Internal Revenue Service, or a state tax authority, and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund's shares, to decline.

Income

Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

Call

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.

When-Issued and Delayed Delivery Transactions

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Municipal Lease Obligations

Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.

Performance

These bar charts and tables show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar charts show changes in the Fund's returns from year to year over the calendar years shown. The tables show how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

ALABAMA FUND - CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q3'02	4.49%
Worst Quarter:	Q3'08	-4.80%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
Alabama Fund - Class A2
Return Before Taxes	-9.18%	1.08%	3.01%
Return After Taxes on Distributions	-9.18%	1.08%	3.01%
Return After Taxes on Distributions and Sale of Fund Shares	-4.54%	1.57%	3.25%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	10 Years
Alabama Fund - Class C2	-6.67%	1.40%	2.89%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was 3.42% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FLORIDA FUND - CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q3'02	4.97%
Worst Quarter:	Q3'08	-4.04%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
Florida Fund - Class A2
Return Before Taxes	-8.98%	1.27%	3.26%
Return After Taxes on Distributions	-8.99%	1.26%	3.26%
Return After Taxes on Distributions and Sale of Fund Shares	-4.28%	1.78%	3.49%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	Since Inception (2/1/00)
Florida Fund - Class B2	-9.11%	1.26%	4.19%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	5.08%

	1 Year	5 Years	10 Years
Florida Fund - Class C2	-6.37%	1.60%	3.16%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was 4.10% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

GEORGIA FUND - CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q4'00	4.56%
Worst Quarter:	Q3'08	-5.09%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
Georgia Fund - Class A2
Return Before Taxes	-9.32%	1.21%	3.08%
Return After Taxes on Distributions	-9.32%	1.21%	3.08%
Return After Taxes on Distributions and Sale of Fund Shares	-4.63%	1.68%	3.29%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	10 Years
Georgia Fund - Class C2	-6.70%	1.54%	2.96%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was 4.48% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

KENTUCKY FUND ANNUAL TOTAL RETURNS1

Best Quarter:	Q4'00	4.92%
Worst Quarter:	Q3'08	-4.53%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
Kentucky Fund - Class A2
Return Before Taxes	-9.54%	0.99%	2.88%
Return After Taxes on Distributions	-9.54%	0.99%	2.88%
Return After Taxes on Distributions and Sale of Fund Shares	-4.79%	1.48%	3.12%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was 5.26% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

LOUISIANA FUND - CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q4'00	4.75%
Worst Quarter:	Q3'08	-5.53%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
Louisiana Fund - Class A2
Return Before Taxes	-11.98%	0.58%	2.81%
Return After Taxes on Distributions	-11.98%	0.58%	2.81%
Return After Taxes on Distributions and Sale of Fund Shares	-6.36%	1.16%	3.09%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	10 Years
Louisiana Fund - Class C2	-9.44%	0.89%	2.71%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was 4.90% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

MARYLAND FUND - CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q3'02	4.18%
Worst Quarter:	Q4'08	-5.40%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
Maryland Fund - Class A2
Return Before Taxes	-14.38%	-0.25%	2.43%
Return After Taxes on Distributions	-14.38%	-0.25%	2.42%
Return After Taxes on Distributions and Sale of Fund Shares	-7.89%	0.48%	2.76%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	10 Years
Maryland Fund - Class C2	-11.87%	0.09%	2.32%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

	1 Year	5 Years	10 Years
Maryland Fund - Advisor Class[4]	-14.38%	-0.25%	2.43%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was 6.91% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective July 1, 2009, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to July 1, 2009, a restated figure is used based on the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after July 1, 2009, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

MISSOURI FUND - CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q3'02	4.68%
Worst Quarter:	Q3'08	-5.04%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
Missouri Fund - Class A2
Return Before Taxes	-9.04%	1.28%	3.20%
Return After Taxes on Distributions	-9.04%	1.29%	3.20%
Return After Taxes on Distributions and Sale of Fund Shares	-4.42%	1.75%	3.41%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	10 Years
Missouri Fund - Class C2	-6.46%	1.60%	3.09%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

	1 Year	5 Years	10 Years
Missouri Fund - Advisor Class[4]	-9.04%	1.28%	3.20%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was 3.66% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective July 1, 2009, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to July 1, 2009, a restated figure is used based on the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after July 1, 2009, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

NORTH CAROLINA FUND - CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q3'02	4.82%
Worst Quarter:	Q3'08	-5.32%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
North Carolina Fund - Class A2
Return Before Taxes	-10.63%	0.90%	3.00%
Return After Taxes on Distributions	-10.63%	0.90%	3.00%
Return After Taxes on Distributions and Sale of Fund Shares	-5.50%	1.42%	3.24%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	10 Years
North Carolina Fund - Class C2	-8.07%	1.21%	2.88%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

	1 Year	5 Years	10 Years
North Carolina Fund - Advisor Class[4]	-10.63%	0.90%	3.00%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was 6.18% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective July 1, 2009, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to July 1, 2009, a restated figure is used based on the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after July 1, 2009, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

VIRGINIA FUND - CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q3'02	4.11%
Worst Quarter:	Q3'08	-4.94%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
Virginia Fund - Class A2
Return Before Taxes	-9.26%	1.28%	3.01%
Return After Taxes on Distributions	-9.26%	1.28%	3.01%
Return After Taxes on Distributions and Sale of Fund Shares	-4.61%	1.74%	3.24%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	10 Years
Virginia Fund - Class C2	-6.67%	1.61%	2.90%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

	1 Year	5 Years	10 Years
Virginia Fund - Advisor Class[4]	-9.26%	1.28%	3.01%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was 4.67% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective July 1, 2009, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to July 1, 2009, a restated figure is used based on the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after July 1, 2009, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES	(fees paid directly from your investment)
	Alabama Fund	Florida Fund	Georgia Fund	Kentucky Fund	Louisiana Fund
Class A
Maximum sales charge (load) as a percentage of offering price[1]	4.25%	4.25%	4.25%	4.25%	4.25%
Load imposed on purchases[1]	4.25%	4.25%	4.25%	4.25%	4.25%
Maximum deferred sales charge (load)[2]	None	None	None	None	None
Class B3
Maximum sales charge (load) as a percentage of offering price	—	4.00%	—	—	—
Load imposed on purchases	—	None	—	—	—
Maximum deferred sales charge (load)[4]	—	4.00%	—	—	—
Class C
Maximum sales charge (load) as a percentage of offering price	1.00%	1.00%	1.00%	—	1.00%
Load imposed on purchases	None	None	None	—	None
Maximum deferred sales charge (load)	1.00%	1.00%	1.00%	—	1.00%

SHAREHOLDER FEES	(fees paid directly from your investment)
	Maryland Fund	Missouri Fund	North Carolina Fund	Virginia Fund
Class A
Maximum sales charge (load) as a percentage of offering price[1]	4.25%	4.25%	4.25%	4.25%
Load imposed on purchases[1]	4.25%	4.25%	4.25%	4.25%
Maximum deferred sales charge (load)[2]	None	None	None	None
Class C
Maximum sales charge (load) as a percentage of offering price	1.00%	1.00%	1.00%	1.00%
Load imposed on purchases	None	None	None	None
Maximum deferred sales charge (load)	1.00%	1.00%	1.00%	1.00%
Advisor Class
Maximum sales charge (load) as a percentage of offering price	None	None	None	None
Load imposed on purchases	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

2. There is a 0.75% contingent deferred sales charge that applies to investments of $1 million or more (see "Sales Charges - Class A" under "Choosing a Share Class").

3. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.

4. Declines to zero after six years.

Please see "Choosing a Share Class" for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES[1]	(expenses deducted from Fund assets)
	Alabama Fund	Florida Fund	Georgia Fund	Kentucky Fund	Louisiana Fund
Class A
Management fees	0.54%	0.46%	0.53%	0.58%	0.54%
Distribution and service (12b-1) fees	0.10%	0.10%	0.10%	0.10%	0.10%
Other expenses	0.07%	0.06%	0.06%	0.08%	0.07%
Total annual Fund operating expenses	0.71%	0.62%	0.69%	0.76%	0.71%
Class B
Management fees	—	0.46%	—	—	—
Distribution and service (12b-1) fees	—	0.65%	—	—	—
Other expenses	—	0.06%	—	—	—
Total annual Fund operating expenses	—	1.17%	—	—	—
Class C
Management fees	0.54%	0.46%	0.53%	—	0.54%
Distribution and service (12b-1) fees	0.65%	0.65%	0.65%	—	0.65%
Other expenses	0.07%	0.06%	0.06%	—	0.07%
Total annual Fund operating expenses	1.26%	1.17%	1.24%	—	1.26%

ANNUAL FUND OPERATING EXPENSES[1]	(expenses deducted from Fund assets)
	Maryland Fund[2]	Missouri Fund[2]	North Carolina Fund[2]	Virginia Fund[2]
Class A
Management fees	0.50%	0.48%	0.48%	0.49%
Distribution and service (12b-1) fees	0.10%	0.10%	0.10%	0.10%
Other expenses	0.07%	0.07%	0.06%	0.07%
Total annual Fund operating expenses	0.67%	0.65%	0.64%	0.66%
Class C
Management fees	0.50%	0.48%	0.48%	0.49%
Distribution and service (12b-1) fees	0.65%	0.65%	0.65%	0.65%
Other expenses	0.07%	0.07%	0.06%	0.07%
Total annual Fund operating expenses	1.22%	1.20%	1.19%	1.21%
Advisor Class
Management fees	0.50%	0.48%	0.48%	0.49%
Distribution and service (12b-1) fees	None	None	None	None
Other expenses	0.07%	0.07%	0.06%	0.07%
Total annual Fund operating expenses	0.57%	0.55%	0.54%	0.56%

1. In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the table above.

2. The Fund began offering Advisor Class shares on July 1, 2009. Total annual Fund operating expenses are based on the expenses for the Fund's Class A shares for the fiscal year ended February 28, 2009.

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

  You invest $10,000 for the periods shown;
  Your investment has a 5% return each year; and
  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Alabama Fund	Florida Fund	Georgia Fund	Kentucky Fund	Louisiana Fund
If you sell your shares at the end of the period:
Class A
1 Year[1]	$ 494	$ 486	$ 492	$ 499	$ 494
3 Years	$ 642	$ 615	$ 636	$ 658	$ 642
5 Years	$ 803	$ 756	$ 793	$ 829	$ 803
10 Years	$ 1,270	$ 1,166	$ 1,247	$ 1,327	$ 1,270
Class B
1 Year	—	$ 519	—	—	—
3 Years	—	$ 672	—	—	—
5 Years	—	$ 844	—	—	—
10 Years[2]	—	$ 1,267	—	—	—
Class C
1 Year	$ 228	$ 219	$ 226	—	$ 228
3 Years	$ 400	$ 372	$ 393	—	$ 400
5 Years	$ 692	$ 644	$ 681	—	$ 692
10 Years	$ 1,523	$ 1,420	$ 1,500	—	$ 1,523
If you do not sell your shares:
Class B
1 Year	—	$ 119	—	—	—
3 Years	—	$ 372	—	—	—
5 Years	—	$ 644	—	—	—
10 Years[2]	—	$ 1,267	—	—	—
Class C
1 Year	$ 128	$ 119	$ 126	—	$ 128
3 Years	$ 400	$ 372	$ 393	—	$ 400
5 Years	$ 692	$ 644	$ 681	—	$ 692
10 Years	$ 1,523	$ 1,420	$ 1,500	—	$ 1,523

	Maryland Fund	Missouri Fund	North Carolina Fund	Virginia Fund
If you sell your shares at the end of the period:
Class A
1 Year[1]	$ 491	$ 489	$ 488	$ 490
3 Years	$ 630	$ 624	$ 621	$ 627
5 Years	$ 782	$ 772	$ 767	$ 777
10 Years	$ 1,224	$ 1,201	$ 1,189	$ 1,213
Class C
1 Year	$ 224	$ 222	$ 221	$ 223
3 Years	$ 387	$ 381	$ 378	$ 384
5 Years	$ 670	$ 660	$ 654	$ 665
10 Years	$ 1,477	$ 1,455	$ 1,443	$ 1,466
Advisor Class
1 Year	$ 58	$ 56	$ 55	$ 57
3 Years	$ 183	$ 176	$ 173	$ 179
5 Years	$ 318	$ 307	$ 302	$ 313
10 Years	$ 714	$ 689	$ 677	$ 701
If you do not sell your shares:
Class C
1 Year	$ 124	$ 122	$ 121	$ 123
3 Years	$ 387	$ 381	$ 378	$ 384
5 Years	$ 670	$ 660	$ 654	$ 665
10 Years	$ 1,477	$ 1,455	$ 1,443	$ 1,466

1. Assumes a contingent deferred sales charge will not apply.

2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $448 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investing in tax-free securities. The portfolio managers have responsibility for the day-to-day management of particular Funds and operate as a team to develop ideas and implement investment strategy for all the Funds. They are as follows:

JAMES CONN, CFA   Senior Vice President of Advisers

Mr. Conn has been an analyst or portfolio manager of the Alabama and Maryland Funds since 1999. He joined Franklin Templeton Investments in 1996.

CARRIE HIGGINS   Vice President of Advisers

Ms. Higgins has been an analyst or portfolio manager of the Kentucky, Missouri, North Carolina and Virginia Funds since 1992 and the Florida Fund since 2004. She joined Franklin Templeton Investments in 1990.

JOHN POMEROY   Senior Vice President of Advisers

Mr. Pomeroy has been an analyst or portfolio manager of the Alabama, Georgia and Maryland Funds since 1989. He joined Franklin Templeton Investments in 1986.

FRANCISCO RIVERA   Vice President of Advisers

Mr. Rivera has been an analyst or portfolio manager of the Georgia, Kentucky and Louisiana Funds since 1996. He joined Franklin Templeton Investments in 1994.

JOHN WILEY   Senior Vice President of Advisers

Mr. Wiley has been an analyst or portfolio manager of the Louisiana Fund since 1991. He joined Franklin Templeton Investments in 1989.

STELLA S. WONG   Vice President of Advisers

Ms. Wong has been an analyst or portfolio manager of the Florida, Missouri, North Carolina and Virginia Funds since their inception. She joined Franklin Templeton Investments in 1986.

The following individuals are jointly responsible for the day-to-day management of the Funds:

Alabama Fund

John Pomeroy.   Mr. Pomeroy has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

James Conn.   Mr. Conn is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Florida Fund

Stella S. Wong.   Ms. Wong has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

Carrie Higgins.   Ms. Higgins is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Georgia Fund

Francisco Rivera.   Mr. Rivera has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

John Pomeroy.   Mr. Pomeroy is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Kentucky Fund

Francisco Rivera.   Mr. Rivera has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

Carrie Higgins.   Ms. Higgins is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Louisiana Fund

Francisco Rivera.   Mr. Rivera has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

John Wiley.   Mr. Wiley is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Maryland Fund

John Pomeroy.   Mr. Pomeroy has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

James Conn.   Mr. Conn is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Missouri Fund

Carrie Higgins.   Ms. Higgins has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

Stella S. Wong.   Ms. Wong is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

North Carolina Fund

Stella S. Wong.   Ms. Wong has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

Carrie Higgins.   Ms. Higgins is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Virginia Fund

Stella S. Wong.   Ms. Wong has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

Carrie Higgins.   Ms. Higgins is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended February 28, 2009, the Fund paid to the manager for its services the following management fees as a percentage of its average monthly net assets:

MANAGEMENT FEES	(as a percentage of average monthly net assets)
Alabama Fund	0.54%
Florida Fund	0.46%
Georgia Fund	0.53%
Kentucky Fund	0.58%
Louisiana Fund	0.54%
Maryland Fund	0.50%
Missouri Fund	0.48%
North Carolina Fund	0.48%
Virginia Fund	0.49%

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended February 28.

In 2003 and 2004, multiple lawsuits were filed against Franklin Resources, Inc., and certain of its investment advisor subsidiaries, among other defendants, alleging violations of federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc., and have been consolidated for pretrial purposes, along with hundreds of other similar lawsuits against other mutual fund companies. All of the Franklin Templeton Investments mutual funds that were named in the litigation as defendants have since been dismissed, as have the independent trustees to those funds.

Franklin Resources, Inc. previously disclosed these private lawsuits in its regulatory filings and on its public website. Any material updates regarding these matters will be disclosed in Franklin Resources, Inc.’s Form 10-Q or Form 10-K filings with the U.S. Securities and Exchange Commission.

Distributions and Taxes

Income and Capital Gain Distributions

The Fund has qualified to be treated as a regulated investment company under the Internal Revenue Code (Code). As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund typically declares an income dividend each day that its net asset value (NAV) is calculated and pays them monthly. Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution. Your income dividends and capital gain distribution will be automatically reinvested in additional shares at net asset value unless you elect to receive cash payments.

Annual statements.   Shortly after the end of each calendar year, you will receive a statement that shows the tax status of distributions you received the previous year, including the amounts of exempt-interest dividends free from regular federal income tax, exempt-interest dividends subject to the federal alternative minimum tax, if any, and any distributions of taxable ordinary income and capital gains. Distributions declared in December but paid in January are taxable as if they were paid in December, and distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

Avoid "buying a dividend."   If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 10th at the Fund's NAV of $10 per share, and the Fund makes a capital gain distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.

Tax Considerations

You may receive three different types of distributions from the Fund:

  Exempt-interest dividends. Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans, other tax-exempt investors or residents of states other than the specific state of a single-state tax-exempt fund.

Corporate shareholders should note that these dividends may be taxable in states that impose corporate income or franchise taxes and they should consult with their tax advisor about whether the Fund is a suitable investment given the potential taxability of these dividends.

Exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds, other than from private activity bonds issued during 2009 and 2010 and certain housing bonds, is a tax preference item when determining your federal alternative minimum tax.

  Taxable income dividends. The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals.
  Capital gain distributions. The Fund also may realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares. Capital gain distributions and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals in the 25% or higher federal income tax brackets. For individuals in the 10% and 15% tax brackets, the rate for taxation of any gains realized in calendar years 2008 through 2010 is 0%. These reduced rates of taxation of capital gain distributions and net long-term capital gains are now scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.

Reclassification risk.   The Internal Revenue Service (IRS) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction or become taxable by reason of refinancing irregularities or the misuse of proceeds from the bond offering. While the Fund endeavors to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income for the Fund. In this case, the Fund might be required to send to you and file with the IRS information returns for the current or prior calendar years classifying (or reclassifying) some of its exempt-interest dividends as taxable dividends. On prior year dividends, you might need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on these taxable dividends.

Sales of Fund shares.   When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the same Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

If you have owned your Fund shares for more than one year, any gains reportable on the sale of your shares will qualify for the reduced rates of taxation on capital gains as discussed above.

Backup withholding.   If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income (including any exempt-interest dividends), capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so.

State and local taxes.   Distributions of ordinary income and capital gains, if any, and gains from the sale of your Fund shares generally are subject to state and local taxes.

Non-U.S. investors.

Non-U.S. investors may be subject to a U.S. withholding tax at a 30% or lower treaty rate on all Fund dividends of ordinary income. Exempt-interest dividends, capital gain dividends paid by the Fund from its net long-term capital gains, and with respect to taxable years of the Fund beginning before January 1, 2010, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends are generally exempt from this withholding tax. Non-U.S. investors may also be subject to U.S. estate tax on their investment in the Fund. They also have special certification requirements that, if not met, can subject them to backup withholding on any dividends, distributions and redemption proceeds that they receive from the Fund. Each of these subjects is discussed in greater detail in the “Distributions and Taxes – Non-U.S. investors” section of the SAI.

Other tax information.   This discussion of "Distributions and Taxes" is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in the Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund, or about the federal, state, local and foreign tax consequences of your investment in the Fund.

Financial Highlights

These tables present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

ALABAMA FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.84	$ 11.51	$ 11.49	$ 11.61	$ 11.76

Income from investment operations:[b]
Net investment income[c]	0.48	0.47	0.48	0.50	0.51
Net realized and unrealized gains (losses)	-0.26	-0.67	0.02	-0.12	-0.16

Total from investment operations	0.22	-0.20	0.50	0.38	0.35

Less distributions from net investment income	-0.47	-0.47	-0.48	-0.50	-0.50

Redemption fees[d]	—[e]	—[e]	—[e]	—[e]	—

Net asset value, end of year	$ 10.59	$ 10.84	$ 11.51	$ 11.49	$ 11.61

Total return[f]	2.18%	-1.96%	4.50%	3.34%	3.12%

Ratios to average net assets
Expenses	0.71%	0.71%	0.71%	0.72%	0.72%
Net investment income	4.40%	4.14%	4.23%	4.31%	4.39%

Supplemental data
Net assets, end of year (000’s)	$ 218,937	$ 230,439	$ 244,272	$ 237,848	$ 225,258
Portfolio turnover rate	20.42%	16.92%	16.04%	12.86%	8.53%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

ALABAMA FUND - CLASS C	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.93	$ 11.60	$ 11.58	$ 11.70	$ 11.84

Income from investment operations:[b]
Net investment income[c]	0.42	0.41	0.42	0.44	0.45
Net realized and unrealized gains (losses)	-0.25	-0.68	0.02	-0.12	-0.15

Total from investment operations	0.17	-0.27	0.44	0.32	0.30

Less distributions from net investment income	-0.41	-0.40	-0.42	-0.44	-0.44

Redemption fees[d]	—[e]	—[e]	—[e]	—[e]	—

Net asset value, end of year	$ 10.69	$ 10.93	$ 11.60	$ 11.58	$ 11.70

Total return[f]	1.59%	-2.39%	3.89%	2.75%	2.63%

Ratios to average net assets
Expenses	1.26%	1.26%	1.26%	1.27%	1.27%
Net investment income	3.85%	3.59%	3.68%	3.76%	3.84%

Supplemental data
Net assets, end of year (000’s)	$ 41,651	$ 38,341	$ 38,094	$ 35,638	$ 31,702
Portfolio turnover rate	20.42%	16.92%	16.04%	12.86%	8.53%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

FLORIDA FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.17	$ 11.94	$ 11.93	$ 12.00	$ 12.17

Income from investment operations:[b]
Net investment income[c]	0.53	0.53	0.53	0.54	0.55
Net realized and unrealized gains (losses)	-0.27	-0.74	0.02	-0.06	-0.17

Total from investment operations	0.26	-0.21	0.55	0.48	0.38

Less distributions from:
Net investment income	-0.52	-0.53	-0.54	-0.55	-0.55
Net realized gains	-0.01	-0.03	—	—	—

Total distributions	-0.53	-0.56	-0.54	-0.55	-0.55

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 10.90	$ 11.17	$ 11.94	$ 11.93	$ 12.00

Total return[f]	2.37%	-1.83%	4.64%	4.07%	3.28%

Ratios to average net assets
Expenses	0.62%	0.61%	0.61%	0.62%	0.62%
Net investment income	4.77%	4.51%	4.51%	4.54%	4.67%

Supplemental data
Net assets, end of year (000’s)	$ 1,155,202	$ 1,279,340	$ 1,476,477	$ 1,533,884	$ 1,488,979
Portfolio turnover rate	10.74%	6.85%	6.90%	9.37%	4.15%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

FLORIDA FUND - CLASS B	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.25	$ 12.02	$ 12.01	$ 12.08	$ 12.25

Income from investment operations:[b]
Net investment income[c]	0.47	0.47	0.47	0.48	0.49
Net realized and unrealized gains (losses)	-0.26	-0.75	0.01	-0.07	-0.18

Total from investment operations	0.21	-0.28	0.48	0.41	0.31

Less distributions from:
Net investment income	-0.46	-0.46	-0.47	-0.48	-0.48
Net realized gains	-0.01	-0.03	—	—	—

Total distributions	-0.47	-0.49	-0.47	-0.48	-0.48

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 10.99	$ 11.25	$ 12.02	$ 12.01	$ 12.08

Total return[f]	1.89%	-2.43%	4.12%	3.48%	2.66%

Ratios to average net assets
Expenses	1.17%	1.16%	1.16%	1.17%	1.17%
Net investment income	4.22%	3.96%	3.96%	3.99%	4.12%

Supplemental data
Net assets, end of year (000’s)	$ 36,536	$ 47,654	$ 59,481	$ 68,109	$ 74,311
Portfolio turnover rate	10.74%	6.85%	6.90%	9.37%	4.15%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

FLORIDA FUND - CLASS C	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.32	$ 12.09	$ 12.07	$ 12.14	$ 12.30

Income from investment operations:[b]
Net investment income[c]	0.48	0.47	0.48	0.48	0.49
Net realized and unrealized gains (losses)	-0.27	-0.75	0.01	-0.07	-0.17

Total from investment operations	0.21	-0.28	0.49	0.41	0.32

Less distributions from:
Net investment income	-0.46	-0.46	-0.47	-0.48	-0.48
Net realized gains	-0.01	-0.03	—	—	—

Total distributions	-0.47	-0.49	-0.47	-0.48	-0.48

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 11.06	$ 11.32	$ 12.09	$ 12.07	$ 12.14

Total return[f]	1.86%	-2.41%	4.18%	3.45%	2.74%

Ratios to average net assets
Expenses	1.17%	1.16%	1.15%	1.17%	1.17%
Net investment income	4.22%	3.96%	3.97%	3.99%	4.12%

Supplemental data
Net assets, end of year (000’s)	$ 109,884	$ 115,863	$ 136,712	$ 140,508	$ 124,949
Portfolio turnover rate	10.74%	6.85%	6.90%	9.37%	4.15%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

GEORGIA FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 11.36	$ 12.20	$ 12.13	$ 12.17	$ 12.27

Income from investment operations:[b]
Net investment income[c]	0.49	0.49	0.50	0.51	0.53
Net realized and unrealized gains (losses)	-0.11	-0.84	0.06	-0.04	-0.10

Total from investment operations	0.38	-0.35	0.56	0.47	0.43

Less distributions from net investment income	-0.50	-0.49	-0.49	-0.51	-0.53

Redemption fees[d]	—	—[e]	—[e]	—[e]	—[e]

Net asset value, end of year	$ 11.24	$ 11.36	$ 12.20	$ 12.13	$ 12.17

Total return[f]	3.38%	-2.97%	4.79%	3.91%	3.65%

Ratios to average net assets
Expenses	0.69%	0.72%	0.73%	0.74%	0.75%
Net investment income	4.33%	4.10%	4.13%	4.18%	4.40%

Supplemental data
Net assets, end of year (000’s)	$ 308,087	$ 253,104	$ 220,989	$ 205,875	$ 170,407
Portfolio turnover rate	9.61%	8.00%	4.50%	8.54%	22.50%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

GEORGIA FUND - CLASS C	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.47	$ 12.31	$ 12.24	$ 12.27	$ 12.37

Income from investment operations:[b]
Net investment income[c]	0.43	0.43	0.44	0.44	0.47
Net realized and unrealized gains (losses)	-0.11	-0.84	0.06	-0.03	-0.11

Total from investment operations	0.32	-0.41	0.50	0.41	0.36

Less distributions from net investment income	-0.44	-0.43	-0.43	-0.44	-0.46

Redemption fees[d]	—	—[e]	—[e]	—[e]	—[e]

Net asset value, end of year	$ 11.35	$ 11.47	$ 12.31	$ 12.24	$ 12.27

Total return[f]	2.78%	-3.48%	4.16%	3.39%	3.05%

Ratios to average net assets
Expenses	1.24%	1.27%	1.28%	1.29%	1.30%
Net investment income	3.78%	3.55%	3.58%	3.63%	3.85%

Supplemental data
Net assets, end of year (000’s)	$ 68,721	$ 52,087	$ 50,700	$ 43,983	$ 37,017
Portfolio turnover rate	9.61%	8.00%	4.50%	8.54%	22.50%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

KENTUCKY FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.57	$ 11.44	$ 11.39	$ 11.41	$ 11.51

Income from investment operations:[b]
Net investment income[c]	0.47	0.45	0.45	0.47	0.48
Net realized and unrealized gains (losses)	-0.08	-0.87	0.06	-0.02	-0.10

Total from investment operations	0.39	-0.42	0.51	0.45	0.38

Less distributions from net investment income	-0.46	-0.45	-0.46	-0.47	-0.48

Redemption fees[d]	—	—[e]	—[e]	—[e]	—[e]

Net asset value, end of year	$ 10.50	$ 10.57	$ 11.44	$ 11.39	$ 11.41

Total return[f]	3.76%	-3.81%	4.57%	4.01%	3.47%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.76%	0.76%	0.77%	0.78%	0.79%
Expenses net of waiver and payments by affiliates	0.76%	0.75%	0.75%	0.75%	0.71%
Net investment income	4.40%	4.05%	4.02%	4.10%	4.30%

Supplemental data
Net assets, end of year (000’s)	$ 162,043	$ 149,776	$ 148,224	$ 128,254	$ 112,941
Portfolio turnover rate	10.40%	9.42%	2.28%	9.43%	12.48%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

LOUISIANA FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.74	$ 11.61	$ 11.52	$ 11.68	$ 11.81

Income from investment operations:[b]
Net investment income[c]	0.48	0.47	0.48	0.50	0.52
Net realized and unrealized gains (losses)	-0.32	-0.87	0.10	-0.16	-0.14

Total from investment operations	0.16	-0.40	0.58	0.34	0.38

Less distributions from net investment income	-0.47	-0.47	-0.49	-0.50	-0.51

Redemption fees[d]	—	—[e]	—[e]	—	—[e]

Net asset value, end of year	$ 10.43	$ 10.74	$ 11.61	$ 11.52	$ 11.68

Total return[f]	1.53%	-3.57%	5.14%	2.99%	3.36%

Ratios to average net assets
Expenses	0.71%	0.71%	0.73%	0.73%	0.73%
Net investment income	4.45%	4.14%	4.22%	4.30%	4.49%

Supplemental data
Net assets, end of year (000’s)	$ 266,905	$ 234,314	$ 220,927	$ 188,333	$ 188,659
Portfolio turnover rate	11.73%	11.57%	5.71%	9.78%	8.67%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

LOUISIANA FUND - CLASS C	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.85	$ 11.73	$ 11.63	$ 11.79	$ 11.91

Income from investment operations:[b]
Net investment income[c]	0.42	0.41	0.43	0.44	0.46
Net realized and unrealized gains (losses)	-0.32	-0.88	0.09	-0.16	-0.13

Total from investment operations	0.10	-0.47	0.52	0.28	0.33

Less distributions from net investment income	-0.41	-0.41	-0.42	-0.44	-0.45

Redemption fees[d]	—	—[e]	—[e]	—	—[e]

Net asset value, end of year	$ 10.54	$ 10.85	$ 11.73	$ 11.63	$ 11.79

Total return[f]	0.96%	-4.16%	4.61%	2.40%	2.84%

Ratios to average net assets
Expenses	1.26%	1.26%	1.28%	1.28%	1.28%
Net investment income	3.90%	3.59%	3.67%	3.75%	3.94%

Supplemental data
Net assets, end of year (000’s)	$ 41,646	$ 35,085	$ 29,028	$ 23,319	$ 19,196
Portfolio turnover rate	11.73%	11.57%	5.71%	9.78%	8.67%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

MARYLAND FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 10.81	$ 11.84	$ 11.77	$ 11.80	$ 11.93

Income from investment operations:[b]
Net investment income[c]	0.49	0.48	0.49	0.51	0.51
Net realized and unrealized gains (losses)	-0.47	-1.03	0.08	-0.03	-0.13

Total from investment operations	0.02	-0.55	0.57	0.48	0.38

Less distributions from net investment income	-0.48	-0.48	-0.50	-0.51	-0.51

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 10.35	$ 10.81	$ 11.84	$ 11.77	$ 11.80

Total return[f]	0.20%	-4.80%	4.96%	4.11%	3.34%

Ratios to average net assets
Expenses	0.67%	0.67%	0.68%	0.69%	0.70%
Net investment income	4.56%	4.18%	4.21%	4.29%	4.40%

Supplemental data
Net assets, end of year (000’s)	$ 426,218	$ 417,427	$ 410,890	$ 369,205	$ 332,943
Portfolio turnover rate	8.94%	10.28%	7.84%	8.00%	12.03%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

MARYLAND FUND - CLASS C	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.95	$ 11.99	$ 11.91	$ 11.93	$ 12.05

Income from investment operations:[b]
Net investment income[c]	0.44	0.43	0.43	0.45	0.46
Net realized and unrealized gains (losses)	-0.47	-1.05	0.08	-0.03	-0.13

Total from investment operations	-0.03	-0.62	0.51	0.42	0.33

Less distributions from net investment income	-0.42	-0.42	-0.43	-0.44	-0.45

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 10.50	$ 10.95	$ 11.99	$ 11.91	$ 11.93

Total return[f]	-0.26%	-5.35%	4.42%	3.57%	2.73%

Ratios to average net assets
Expenses	1.22%	1.22%	1.23%	1.24%	1.25%
Net investment income	4.01%	3.63%	3.66%	3.74%	3.85%

Supplemental data
Net assets, end of year (000’s)	$ 101,328	$ 82,927	$ 71,937	$ 59,915	$ 48,997
Portfolio turnover rate	8.94%	10.28%	7.84%	8.00%	12.03%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

MISSOURI FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.52	$ 12.37	$ 12.31	$ 12.32	$ 12.44

Income from investment operations:[b]
Net investment income[c]	0.52	0.51	0.52	0.53	0.54
Net realized and unrealized gains (losses)	-0.25	-0.85	0.06	-0.01	-0.12

Total from investment operations	0.27	-0.34	0.58	0.52	0.42

Less distributions from net investment income	-0.51	-0.51	-0.52	-0.53	-0.54

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 11.28	$ 11.52	$ 12.37	$ 12.31	$ 12.32

Total return[f]	2.39%	-2.86%	4.85%	4.33%	3.49%

Ratios to average net assets
Expenses	0.65%	0.66%	0.66%	0.66%	0.67%
Net investment income	4.50%	4.24%	4.25%	4.31%	4.44%

Supplemental data
Net assets, end of year (000’s)	$ 691,272	$ 622,913	$ 613,125	$ 562,235	$ 516,312
Portfolio turnover rate	12.44%	16.11%	19.77%	15.32%	17.93%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

MISSOURI FUND - CLASS C	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.60	$ 12.45	$ 12.39	$ 12.39	$ 12.50

Income from investment operations:[b]
Net investment income[c]	0.46	0.45	0.45	0.47	0.48
Net realized and unrealized gains (losses)	-0.26	-0.86	0.06	—[d]	-0.12

Total from investment operations	0.20	-0.41	0.51	0.47	0.36

Less distributions from net investment income	-0.45	-0.44	-0.45	-0.47	-0.47

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 11.35	$ 11.60	$ 12.45	$ 12.39	$ 12.39

Total return[f]	1.81%	-3.45%	4.25%	3.82%	2.98%

Ratios to average net assets
Expenses	1.20%	1.21%	1.21%	1.21%	1.22%
Net investment income	3.95%	3.69%	3.70%	3.76%	3.89%

Supplemental data
Net assets, end of year (000’s)	$ 84,637	$ 71,563	$ 70,148	$ 68,807	$ 60,418
Portfolio turnover rate	12.44%	16.11%	19.77%	15.32%	17.93%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

NORTH CAROLINA FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.46	$ 12.38	$ 12.31	$ 12.37	$ 12.42

Income from investment operations:[b]
Net investment income[c]	0.51	0.50	0.51	0.53	0.54
Net realized and unrealized gains (losses)	-0.11	-0.92	0.08	-0.06	-0.05

Total from investment operations	0.40	-0.42	0.59	0.47	0.49

Less distributions from net investment income	-0.49	-0.50	-0.52	-0.53	-0.54

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 11.37	$ 11.46	$ 12.38	$ 12.31	$ 12.37

Total return[f]	3.60%	-3.55%	4.89%	3.86%	4.11%

Ratios to average net assets
Expenses	0.64%	0.65%	0.66%	0.66%	0.67%
Net investment income	4.41%	4.11%	4.15%	4.27%	4.42%

Supplemental data
Net assets, end of year (000’s)	$ 742,759	$ 673,785	$ 626,783	$ 509,309	$ 428,204
Portfolio turnover rate	7.09%	12.03%	9.79%	5.01%	8.15%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

NORTH CAROLINA FUND - CLASS C	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.58	$ 12.51	$ 12.44	$ 12.48	$ 12.54

Income from investment operations:[b]
Net investment income[c]	0.45	0.44	0.45	0.46	0.47
Net realized and unrealized gains (losses)	-0.11	-0.94	0.07	-0.04	-0.06

Total from investment operations	0.34	-0.50	0.52	0.42	0.41

Less distributions from net investment income	-0.43	-0.43	-0.45	-0.46	-0.47

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 11.49	$ 11.58	$ 12.51	$ 12.44	$ 12.48

Total return[f]	2.99%	-4.13%	4.26%	3.42%	3.41%

Ratios to average net assets
Expenses	1.19%	1.20%	1.21%	1.21%	1.22%
Net investment income	3.86%	3.56%	3.60%	3.72%	3.87%

Supplemental data
Net assets, end of year (000’s)	$ 151,193	$ 123,593	$ 117,566	$ 99,649	$ 83,343
Portfolio turnover rate	7.09%	12.03%	9.79%	5.01%	8.15%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

VIRGINIA FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.12	$ 11.85	$ 11.85	$ 11.91	$ 11.94

Income from investment operations:[b]
Net investment income[c]	0.49	0.49	0.50	0.51	0.52
Net realized and unrealized gains (losses)	-0.18	-0.73	—[d]	-0.06	-0.04

Total from investment operations	0.31	-0.24	0.50	0.45	0.48

Less distributions from net investment income	-0.48	-0.49	-0.50	-0.51	-0.51

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 10.95	$ 11.12	$ 11.85	$ 11.85	$ 11.91

Total return[f]	2.80%	-2.13%	4.37%	3.88%	4.18%

Ratios to average net assets
Expenses	0.66%	0.66%	0.66%	0.67%	0.67%
Net investment income	4.42%	4.18%	4.25%	4.27%	4.42%

Supplemental data
Net assets, end of year (000’s)	$ 547,261	$ 494,276	$ 493,441	$ 473,956	$ 438,871
Portfolio turnover rate	8.75%	18.28%	8.51%	5.80%	5.85%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

VIRGINIA FUND - CLASS C	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.24	$ 11.97	$ 11.96	$ 12.02	$ 12.04

Income from investment operations:[b]
Net investment income[c]	0.43	0.43	0.44	0.45	0.46
Net realized and unrealized gains (losses)	-0.18	-0.74	0.01	-0.06	-0.03

Total from investment operations	0.25	-0.31	0.45	0.39	0.43

Less distributions from net investment income	-0.41	-0.42	-0.44	-0.45	-0.45

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 11.08	$ 11.24	$ 11.97	$ 11.96	$ 12.02

Total return[f]	2.30%	-2.65%	3.84%	3.27%	3.66%

Ratios to average net assets
Expenses	1.21%	1.21%	1.20%	1.22%	1.22%
Net investment income	3.87%	3.63%	3.71%	3.72%	3.87%

Supplemental data
Net assets, end of year (000’s)	$ 73,493	$ 60,372	$ 56,793	$ 51,461	$ 43,661
Portfolio turnover rate	8.75%	18.28%	8.51%	5.80%	5.85%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

YOUR ACCOUNT

The board of trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

Choosing a Share Class

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B or Class C share Fund accounts.

Class A	Class C	Advisor Class
Initial sales charge of 4.25% or less	No initial sales charge	See "Qualified Investors - Advisor Class" below
Deferred sales charge of 0.75% on purchases of $1 million or more sold within 18 months	Deferred sales charge of 1% on shares you sell within 12 months
Lower annual expenses than Class C due to lower distribution fees	Higher annual expenses than Class A due to higher distribution fees

The Maryland, Missouri, North Carolina and Virginia Funds began offering Advisor Class shares on July 1, 2009.

Franklin Templeton funds include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.

Class A, B & C

SALES CHARGES - Class A
when you invest this amount	the sales charge makes up this % of the offering price[1]	which equals this % of your net investment[1]
Under $100,000	4.25	4.44
$100,000 but under $250,000	3.50	3.63
$250,000 but under $500,000	2.50	2.56
$500,000 but under $1 million	2.00	2.04

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

Sales Charge Reductions and Waivers

Quantity discounts.   We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."

1. Cumulative quantity discount - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are Franklin Templeton fund shares registered to (or held by a financial intermediary for):

  You, individually;
  Your spouse or domestic partner, as recognized by applicable state law, and your children under the age of 21 (each a "Family Member");
  You jointly with one or more Family Members;
  You jointly with another person(s) who is (are) not Family Members if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person’s separate investments in Franklin Templeton fund shares;
  Any entity over which you or a Family Member has (have) individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a Family Member is the custodian, a trust on which you or a Family Member is the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of a Family Member] on which you or a Family Member is the authorized signer);
  A trust established by you or a Family Member as grantor.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint (for example, shares held in a different broker-dealer’s brokerage account or with a bank or an investment advisor), it is your responsibility to specifically identify those shares to your financial advisor at the time of your purchase (including at the time of any future purchase).  If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to specifically identify any cumulative quantity discount eligible shares to the Fund’s transfer agent at the time of any purchase.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your financial advisor or the Franklin Templeton funds’ transfer agent at the time of any purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available since your financial advisor and the Fund generally will not have that information.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher.  The current value of shares is determined by multiplying the number of shares by their highest current public offering price.  It is your responsibility to retain any records necessary to substantiate historical share costs because neither your current financial advisor nor the Franklin Templeton funds may have or maintain this information.

2. Letter of intent (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. It is your responsibility to tell your financial advisor when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares.  If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to tell the Fund’s transfer agent when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares.  Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

Sales charge waivers.   Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at (800) 632-2301. A list of available sales charge waivers also may be found in the SAI.

Investments of $1 Million or More

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 0.75% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see “Contingent Deferred Sales Charge (CDSC) - Class A, B & C”).

Distribution and Service (12b-1) Fees

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.10% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - Class B
if you sell your shares within this many years after buying them	this % is deducted from your proceeds as a CDSC
1 Year	4
2 Years	4
3 Years	3
4 Years	3
5 Years	2
6 Years	1
7 Years	0

There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) - Class A, B & C"). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

Distribution and Service (12b-1) Fees

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - Class C
With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) - Class A, B & C").

Distribution and Service (12b-1) Fees

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Contingent Deferred Sales Charge (CDSC) - Class A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see “Exchanging Shares”).

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

Reinstatement Privilege

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative’s firm or your bank’s trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund’s transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A or C shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Templeton Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

Qualified Investors - Advisor Class

The following investors or investments may qualify to buy Advisor Class shares of the Fund:

  Shares acquired by a financial intermediary that has entered into an agreement with Distributors authorizing the sale of Fund shares, in connection with its mutual fund trading platform, that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company, registered investment advisor (RIA), or investment advisor with assets under management in excess of $100 million that is exempt from federal registration, that is not an affiliate or associated person of the financial intermediary. Minimum initial investment: $50,000 for individual or multiple clients.
  Shares acquired by a financial intermediary that the intermediary holds on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.
  Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.
  Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton Funds, consistent with our then-current policies. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).
  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.
  Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.
  An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customer.
  Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds."  Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.
  Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant’s firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of Franklin Resources, Inc. approves the investment.

Buying Shares

MINIMUM INVESTMENTS - CLASS A & C

Initial
Regular accounts	$ 1,000
Automatic investment plans	$ 50
UGMA/UTMA accounts	$ 100
Broker-dealer sponsored wrap account programs	no minimum
Current and former full-time employees, officers, trustees and directors of Franklin Templeton entities, and their family members	$ 100

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

Certain Franklin Templeton funds, like the other Funds in this Trust, offer multiple share classes not offered by the Kentucky Fund. Please note that for selling or exchanging your shares, or for other purposes, shares of the Kentucky Fund are considered Class A shares.

Account Application

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services"). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

Franklin Templeton Investor Services
P.O. Box 997151, Sacramento, CA 95899-7151
Call toll-free: (800) 632-2301
(Monday through Friday
5:30 a.m. to 5:00 p.m., Pacific time)
or visit us online 24 hours a day, 7 days a week,
at franklintempleton.com

Buying Shares

	Opening an account	Adding to an account
Through your investment representative	Contact your investment representative	Contact your investment representative

By Phone/Online
(Up to $100,000 per shareholder per day)
(800) 632-2301
franklintempleton.com
Note: (1) certain account types are not available for online account access and (2) the amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” under “Investor Services” for more information regarding eligibility.

If you have another Franklin Templeton fund account with your bank account information on file, you may open a new account by phone. At this time, a new account may not be opened online.

To make a same day investment, your phone order must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

Before requesting a telephone or online purchase into an existing account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, your written request must be signed by all fund and bank account owners, and each individual must have his or her signature guaranteed.

To make a same day investment, your phone or online order must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

By Mail	Make your check payable to the Fund. Mail the check and your signed application to Investor Services.

Make your check payable to the Fund. Include your account number on the check.

Fill out the deposit slip from your account statement. If you do not have a slip, include a note with your name, the Fund name, and your account number.

Mail the check and deposit slip or note to Investor Services.

By Wire (800) 632-2301 or (650) 312-2000 collect

Call to receive a wire control number and wire instructions.

Wire the funds and mail your signed application to Investor Services. Please include the wire control number or your new account number on the application.

To make a same day wire investment, the wired funds must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

Call to receive a wire control number and wire instructions.

To make a same day wire investment, the wired funds must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

By Exchange franklintempleton.com

Call Shareholder Services at (800) 632-2301, or send signed written instructions. You also may place an online exchange order. The automated telephone system cannot be used to open a new account.

(Please see “Exchanging Shares” for more information on exchanges.)

Call Shareholder Services at (800) 632-2301, or send signed written instructions. You also may place an online exchange order. (Please see “Exchanging Shares” for more information on exchanges.)

Investor Services

Automatic Investment Plan

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

Automatic Payroll Deduction

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

Automated Telephone System

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services	(800) 632-2301
Advisor Services	(800) 524-4040

Distribution Options

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

* Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton’s electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds’ prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. Of course, you can decline telephone buy, sell, or exchange privileges on your account application, or choose not to register for online privileges. If you have telephone/online privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

Note: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

Systematic Withdrawal Plan

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

Franklin Templeton VIP Services®

You may be eligible for Franklin Templeton VIP Services® if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at
(800) 632-2301 for additional information on this program.

Selling Shares

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

Selling Shares in Writing

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund, we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

  you are selling more than $100,000 worth of shares
  you want your proceeds paid to someone who is not a registered owner you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.

Selling Recently Purchased Shares

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

Redemption Proceeds

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

Selling Shares

To sell some or all of your shares

Through your investment representative

Contact your investment representative

By Mail

Send written instructions and endorsed share certificates (if you hold share certificates) to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone/Online

(800) 632-2301
franklintempleton.com

As long as your transaction is for $100,000 or less, you do not hold share certificates and you have not changed your address by phone or online within the last 15 days, you can sell your shares by phone or online. The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A check will be mailed to the name(s) and address on the account, or a pre-authorized secondary address. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

By Electronic Funds Transfer (ACH)

You can call, write, or visit us online to have redemption proceeds sent to a bank account. See the policies at left for selling shares by mail, phone, or online.

Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by all fund and bank account owners, and each individual must have his or her signature guaranteed.

If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.

By Exchange

Obtain a current prospectus for the fund you are considering. Prospectuses are available online at franklintempleton.com.

Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.

Franklin Templeton Investor Services
P.O. Box 997151, Sacramento, CA 95899-7151
Call toll-free: (800) 632-2301
(Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
or visit us online 24 hours a day, 7 days a week,
at franklintempleton.com

Exchanging Shares

Exchange privilege

Class A, B & C

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

* Class Z shareholders of Franklin Mutual Series Funds may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

Advisor Class

You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Funds.

* If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.

In certain comprehensive fee or advisory programs that hold Class A shares, at the discretion of the financial intermediary, you may exchange to Advisor Class shares or Class Z shares.

All Classes

The remainder of the “Exchanging Shares” section applies to all classes.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.

Rejected exchanges.   If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

Exchanges through financial intermediaries.   If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

Fund exchange privilege changes/waiver.   The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

Other funds' exchange privileges.   If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

Frequent Trading Policy

The Fund's board of trustees has adopted the following policies and procedures with respect to frequent trading in Fund shares (Frequent Trading Policy).

The Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as “market timing.” This type of trading activity can harm the Fund by, for example, interfering with the efficient management of the Fund's portfolio or materially increasing the Fund's transaction costs, administrative costs or taxes.

Through its transfer agent, the Fund performs ongoing monitoring of trading in Fund shares in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. The size of an investor's investments and redemptions in the Fund may also be a factor in evaluating a shareholder's trading patterns. If and when a pattern of short-term trading is identified, the transfer agent will seek to restrict or reject further short-term trading and/or take other action as described below, if in the judgment of the Fund manager or transfer agent such trading may be detrimental to the Fund.

If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in its sole discretion reasonably concludes that your pattern of trading may be detrimental to the Fund as described in this Frequent Trading Policy, the Fund may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading patterns, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the SAI).

Frequent trading through financial intermediaries.   You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.

Some financial intermediaries maintain master accounts with the Fund on behalf of their customers (“omnibus accounts”). The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the Fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the Fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.

Revocation of trades.

While the Fund reserves the right to reject any purchase order for any reason, the Fund may also revoke executed purchase orders that the transfer agent reasonably concludes in its sole discretion may have been contrary to the objectives of the Fund's Frequent Trading Policy.

Account Policies

Calculating Share Price

Class A, B & C

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

All Classes

The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund’s share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third-party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third-party pricing vendors will provide revised values to the Fund.

Fair Valuation – Individual Securities

The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Security Valuation – Municipal Securities – Matrix Pricing (Fair Valuation)

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date. Matrix pricing is considered a form of fair value pricing.

Accounts with Low Balances

If your account has been open for more than one year and its value falls below $500 ($50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (2) accounts in Class B and Class A accounts established pursuant to a conversion from Class B; (3) tax-deferred retirement plan accounts; (4) active automatic investment plan accounts; (5) broker-dealer sponsored separately managed accounts (wrap accounts); (6) accounts held through a 529 college savings program; and, (7) Coverdell Education Savings Plan accounts.

Statements, Reports and Prospectuses

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Investor Services - Telephone/Online Privileges").

Investment Representative Account Access

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

Street or Nominee Accounts

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

Joint Account Risk with Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

  Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner’s signature to redeem shares;
  Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;
  Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;
  Purchase Fund shares by debiting a bank account that may be owned by you; and
  Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

  The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
  The Fund may modify, suspend, or terminate telephone/online privileges at any time.
  The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
  The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
  Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
  In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
  For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
  You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
  To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

Dealer Compensation

Class A, B & C

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Frequent Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

	Class A	Class B	Class C
Commission (%)	—	—	1.00[1]
Investment under $100,000	4.00	—	—
$100,000 but under $250,000	2.80	—	—
$250,000 but under $500,000	2.00	—	—
$500,000 but under $1 million	1.60	—	—
$1 million or more	up to 0.75[2]	—	—
12b-1 fee to dealer	0.10[2]	0.15[3]	0.65[4]

1. Commission includes advance of the first year's 0.15% 12b-1 service fee. Distributors may pay a prepaid commission.

2. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

3. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

Other dealer and financial intermediary compensation.   Distributors may make payments (a portion of which may be reimbursable under the terms of the Fund's Rule 12b-1 distribution plans) to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.08% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. Any current year sales to, or assets held on behalf of, Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

Distributors and/or its affiliates may also make payments (a portion of which may be reimbursable under the terms of the Fund's Rule 12b-1 distribution plans) to certain financial intermediaries in connection with their activities that are intended to assist in the sale of shares of the Franklin Templeton mutual funds, directly or indirectly, to certain Employer Sponsored Retirement Plans. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis.

A number of factors will be considered in determining these payments, including the qualifying dealer or financial intermediary's sales, assets and redemption rates, the nature and quality of any servicing provided by the financial intermediary, and the quality of the dealer or financial intermediary's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments. These payments may be in addition to any shareholder servicing fees paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

Questions

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

Department Name	Telephone Number	Hours (Pacific time, Monday through Friday)
Shareholder Services	(800) 632-2301	5:30 a.m. to 5:00 p.m.
Fund Information	(800) DIAL BEN (800) 342-5236	5:30 a.m. to 5:00 p.m.
Retirement Services	(800) 527-2020	5:30 a.m. to 5:00 p.m.
Advisor Services	(800) 524-4040	5:30 a.m. to 5:00 p.m.
Institutional Services	(800) 321-8563	6:00 a.m. to 4:00 p.m.
TDD (hearing impaired)	(800) 851-0637	5:30 a.m. to 5:00 p.m.
Automated Telephone System	(800) 632-2301 (800) 524-4040 (800) 527-2020	(around-the-clock access)

FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

Annual/Semiannual Report to Shareholders

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone (202) 551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

One Franklin Parkway, San Mateo, CA 94403-1906 (800) DIAL BEN® (800) 342-5236 TDD (Hearing Impaired) (800) 851-0637 franklintempleton.com

Investment Company Act file #811-04149
2239	TF2 P 07/09


July 1, 2009
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Franklin Arizona Tax-Free Income Fund   Class A, B, C & Advisor

Franklin Colorado Tax-Free Income Fund   Class A, C & Advisor

Franklin Connecticut Tax-Free Income Fund   Class A, C & Advisor

Franklin Double Tax-Free Income Fund   Class A, C & Advisor

Franklin Federal Intermediate-Term Tax-Free Income Fund   Class A ,C & Advisor

Franklin Federal Limited-Term Tax-Free Income Fund   Class A

Franklin High Yield Tax-Free Income Fund   Class A, B, C & Advisor

Franklin New Jersey Tax-Free Income Fund   Class A, B, C & Advisor

Franklin Oregon Tax-Free Income Fund   Class A, C & Advisor

Franklin Pennsylvania Tax-Free Income Fund   Class A, B, C & Advisor

PROSPECTUS
Franklin Tax-Free Trust

TF3

Contents

THE FUNDS
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING	Goals and Strategies Main Risks Performance Fees and Expenses Management Distributions and Taxes Financial Highlights

YOUR ACCOUNT
INFORMATION ABOUT SALES CHARGES, QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES	Choosing a Share Class Buying Shares Investor Services Selling Shares Exchanging Shares Account Policies Questions

FOR MORE INFORMATION
WHERE TO LEARN MORE ABOUT THE FUND	Back Cover

THE FUNDS

Goals and Strategies

Goals

The Federal Intermediate-Term Fund's investment goal and the Federal Limited-Term Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

The High Yield Fund's principal investment goal is to provide investors with a high current yield exempt from federal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with the Fund's principal investment goal.

The Double Tax-Free Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from state personal income taxes, as is consistent with prudent investment management and the preservation of shareholders' capital.

Each state Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from personal income taxes, if any, for resident shareholders of that Fund's state as is consistent with prudent investment management and the preservation of shareholders' capital.

Main Investment Strategies

Under normal market conditions, each Fund (hereafter "the Fund" ) invests at least 80% of its assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. The Fund applies this test to its net assets, except for the Federal Intermediate-Term Fund and the Federal Limited-Term Fund, each of which applies this test to its total assets. In addition, under normal market conditions, each state Fund invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state. The Double Tax-Free Fund also normally invests at least 80% of its net assets in securities whose interest is free from state personal income taxes. It focuses on the municipal securities of U.S. territories.

Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of the Fund's net assets (or total assets with respect to the Federal Intermediate-Term Fund and the Federal Limited-Term Fund) may be invested in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

The Fund, except the High Yield Fund, only buys municipal securities rated in the top four ratings by one or more U.S. nationally recognized rating services (or comparable unrated securities). The High Yield Fund may invest in securities rated in any rating category, including defaulted securities.

The Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

None of the Funds have restrictions on the maturity of the securities they may buy; however, the Federal Intermediate-Term Fund maintains a dollar-weighted average portfolio maturity of three to 10 years and the Federal Limited-Term Fund maintains a dollar-weighted average portfolio maturity of five years or less.

The Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories, except for the Double Tax-Free Fund which is not subject to this limit.

The Federal Intermediate-Term, Federal Limited-Term and High Yield Funds do not necessarily focus their investments in a particular state. The High Yield Fund will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

The manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gain, although the manager may sell a security at any time if it believes it could help the Fund meet its goal. When selecting securities for the High Yield Fund's portfolio, the manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher and lower-rated securities justifies the higher risk of lower-rated securities.

Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.

Temporary Investments

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Main Risks

Because interest rates and municipal security prices fluctuate, the amount of the Fund's distributions, the Fund's yield, and the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.

Interest Rate

When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

Credit

An issuer of municipal securities may be unable to make interest payments and repay principal when due. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of the Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent that the Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

State and U.S. Territories

Because each state Fund invests predominantly in municipal securities of its state, events in that state (or U.S. territory for the Double Tax-Free Fund) are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a particular state can be unpredictable and can change at any time. For these reasons, each state Fund and the Double Tax-Free Fund involve more risk than an investment in a fund that does not focus on municipal securities of a single state or U.S. territory.

To the extent the Federal Intermediate-Term, Federal Limited-Term, High Yield or Double Tax-Free Funds are invested in a state (or U.S. territory), events in that state or territory may affect their investments and their performance.

Market

A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Lower-rated securities.   Securities rated below the top four ratings, sometimes called "junk bonds," generally have more credit risk than higher-rated securities, and have greater potential to become distressed or to default. The High Yield Fund may invest up to 100% of its assets in lower-rated securities. None of the other Funds invests in securities rated below the top four ratings; however if the rating of a security is lowered, the Fund may continue to hold the investment.

The risk of default or price changes due to changes in the issuer's credit quality is greater with lower-rated securities. Issuers of lower-rated securities are typically in weaker financial health than issuers of higher-rated securities, and their ability to make interest payments or repay principal is less certain. These issuers also are more likely to encounter financial difficulties and to be materially affected by these difficulties when they encounter them. The market price of lower-rated, high yield securities may fluctuate more than higher-rated securities and may decline significantly in periods of general or regional economic difficulty. Prices are especially sensitive to developments affecting issuers and to changes in the ratings assigned by rating agencies. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, industry conditions, large sustained sales by major investors, a high-profile default, or other factors. High yield securities may be less liquid than higher-quality securities. These securities may not trade frequently, and when they do their prices may be significantly higher or lower than expected.

In addition, the High Yield Fund may also invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (generally referred to as “distressed debt”). Such investments typically involve the purchase of lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such issuers. The risk that the High Yield Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. The High-Yield Fund currently does not intend to invest more than 10% of its assets in defaulted securities.

Tax-Exempt Securities

While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified as taxable by the Internal Revenue Service, or a state tax authority, and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund's shares, to decline.

Income

Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

Call

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.

When-Issued and Delayed Delivery Transactions

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Municipal Lease Obligations

Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.

Non-Diversification

The Double Tax-Free Income Fund is a non-diversified fund. It may invest a greater portion of its assets in the municipal securities of one issuer than a diversified fund. This Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of its shares. The Fund, however, intends to meet certain tax diversification requirements. The other Funds are all diversified funds.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.

Performance

These bar charts and tables show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar charts show changes in the Fund's returns from year to year over the calendar years shown. The tables show how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

ARIZONA FUND - CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q3'02	4.88%
Worst Quarter:	Q3'08	-4.78%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
Arizona Fund - Class A2
Return Before Taxes	-10.45%	1.09%	2.82%
Return After Taxes on Distributions	-10.45%	1.09%	2.81%
Return After Taxes on Distributions and Sale of Fund Shares	-5.32%	1.60%	3.09%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	Since Inception (2/1/00)
Arizona Fund - Class B2	-10.56%	1.08%	3.76%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	5.08%

	1 Year	5 Years	10 Years
Arizona Fund - Class C2	-7.94%	1.43%	2.71%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

	1 Year	5 Years	10 Years
Arizona Fund - Advisor Class[4]	-6.46%	1.98%	3.27%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was 5.13% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective July 1, 2008, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to July 1, 2008, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after July 1, 2008, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

COLORADO FUND - CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q4'00	4.72%
Worst Quarter:	Q3'08	-5.19%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
Colorado Fund - Class A2
Return Before Taxes	-11.98%	0.72%	2.81%
Return After Taxes on Distributions	-11.98%	0.72%	2.81%
Return After Taxes on Distributions and Sale of Fund Shares	-6.31%	1.29%	3.09%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	10 Years
Colorado Fund - Class C2	-9.46%	1.04%	2.69%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

	1 Year	5 Years	10 Years
Colorado Fund - Advisor Class[4]	-11.98%	0.72%	2.81%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was 4.99% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective July 15, 2009, the Fund will begin offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to July 15, 2009, a restated figure is used based on the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after July 15, 2009, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

CONNECTICUT FUND - CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q3'02	5.01%
Worst Quarter:	Q3'08	-4.39%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
Connecticut Fund - Class A2
Return Before Taxes	-10.64%	1.04%	2.75%
Return After Taxes on Distributions	-10.64%	1.04%	2.75%
Return After Taxes on Distributions and Sale of Fund Shares	-5.50%	1.55%	3.02%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	10 Years
Connecticut Fund - Class C2	-8.18%	1.36%	2.63%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

	1 Year	5 Years	10 Years
Connecticut Fund - Advisor Class[4]	-10.64%	1.04%	2.75%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was 5.49% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective July 15, 2009, the Fund will begin offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to July 15, 2009, a restated figure is used based on the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after July 15, 2009, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

DOUBLE TAX-FREE FUND - CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q3'02	4.64%
Worst Quarter:	Q4'08	-8.28%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
Double Tax-Free Income Fund - Class A2
Return Before Taxes	-16.69%	-0.60%	2.18%
Return After Taxes on Distributions	-16.69%	-0.61%	2.17%
Return After Taxes on Distributions and Sale of Fund Shares	-9.39%	0.19%	2.56%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	10 Years
Double Tax-Free Income Fund - Class C2	-14.25%	-0.26%	2.07%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

	1 Year	5 Years	10 Years
Double Tax-Free Income Fund - Advisor Class[4]	-16.69	-0.60%	2.18%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was 6.65% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective July 15, 2009, the Fund will begin offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to July 15, 2009, a restated figure is used based on the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after July 15, 2009, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

FEDERAL INTERMEDIATE-TERM FUND - CLASS A ANNUAL RETURNS1

Best Quarter:	Q3'02	4.14%
Worst Quarter:	Q3'08	-3.08%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
Federal Intermediate Fund - Class A2
Return Before Taxes	-4.55%	1.66%	3.33%
Return After Taxes on Distributions	-4.55%	1.66%	3.33%
Return After Taxes on Distributions and Sale of Fund Shares	-1.64%	1.97%	3.44%
Barclays Capital Municipal Bond Index: 10 Year Component[3]	1.52%	3.47%	4.69%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	Since Inception (7/1/03)
Federal Intermediate Fund - Class C2	-3.85%	1.58%	1.59%
Barclays Capital Municipal Bond Index: 10 Year Component[3]	1.52%	3.47%	3.38%

	1 Year	5 Years	10 Years
Federal Intermediate Fund - Advisor Class[4]	-2.36%	2.13%	3.57%
Barclays Capital Municipal Bond Index: 10 Year Component[3]	1.52%	3.47%	4.69%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was 3.46% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective December 1, 2008, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to December 1, 2008, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after December 1, 2008, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

FEDERAL LIMITED-TERM FUND - CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q3'04	1.66%
Worst Quarter:	Q2'04	-1.14%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	Since Inception (9/2/03)
Federal Limited-Term Fund - Class A2
Return Before Taxes	0.43%	1.84%	1.90%
Return After Taxes on Distributions	0.43%	1.84%	1.90%
Return After Taxes on Distributions and Sale of Fund Shares	1.29%	1.93%	1.97%
Barclays Capital Municipal Bond Index : 5 Year Component[3]	5.78%	3.57%	3.86%

(index reflects no deduction for fees, expenses, or taxes)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was 2.08%.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index: 5-Year Component is the 5-year (4-6) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

HIGH YIELD FUND - CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q2'03	3.79%
Worst Quarter:	Q4'08	-10.93%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
High Yield Fund - Class A2
Return Before Taxes	-20.77%	-0.84%	1.68%
Return After Taxes on Distributions	-20.77%	-0.84%	1.68%
Return After Taxes on Distributions and Sale of Fund Shares	-11.72%	0.18%	2.28%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	10 Years
High Yield Fund - Class B2	-20.80%	-0.85%	1.71%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

	1 Year	5 Years	10 Years
High Yield Fund - Class C2	-18.46%	-0.51%	1.57%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

	1 Year	5 Years	10 Years
High Yield Fund - Advisor[4]	-17.10%	0.08%	2.15%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was 7.84% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective January 3, 2006, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 3, 2006, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fee; and (b) for periods after January 3, 2006, actual Advisor Class performance is used reflecting all charges and fees applicable to the class.

NEW JERSEY FUND - CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q3'02	4.53%
Worst Quarter:	Q3'08	-3.91%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
New Jersey Fund - Class A2
Return Before Taxes	-9.61%	1.33%	3.21%
Return After Taxes on Distributions	-9.61%	1.33%	3.21%
Return After Taxes on Distributions and Sale of Fund Shares	-4.83%	1.79%	3.42%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	Since Inception (2/1/00)
New Jersey Fund - Class B2	-9.72%	1.31%	4.13%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	5.08%

	1 Year	5 Years	10 Years
New Jersey Fund - Class C2	-7.00%	1.66%	3.10%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

	1 Year	5 Years	10 Years
New Jersey Fund - Advisor[4]	-5.57%	2.21%	3.67%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was 5.14% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective July 1, 2008, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to July 1, 2008, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after July 1, 2008, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

OREGON FUND - CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q3'02	4.26%
Worst Quarter:	Q3'08	-4.17%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
Oregon Fund - Class A2
Return Before Taxes	-8.13%	1.67%	3.25%
Return After Taxes on Distributions	-8.13%	1.67%	3.25%
Return After Taxes on Distributions and Sale of Fund Shares	-3.86%	2.06%	3.44%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	10 Years
Oregon Fund - Class C2	-5.56%	1.96%	3.13%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

	1 Year	5 Years	10 Years
Oregon Fund - Advisor Class[4]	-8.13%	1.67%	3.25%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was 4.41% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective July 15, 2009, the Fund will begin offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to July 15, 2009, a restated figure is used based on the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after July 15, 2009, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

PENNSYLVANIA FUND - CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q3'02	4.41%
Worst Quarter:	Q3'08	-5.43%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
Pennsylvania Fund - Class A2
Return Before Taxes	-10.44%	0.92%	2.97%
Return After Taxes on Distributions	-10.45%	0.92%	2.97%
Return After Taxes on Distributions and Sale of Fund Shares	-5.35%	1.45%	3.22%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	Since Inception (2/1/00)
Pennsylvania Fund - Class B2	-10.44%	0.93%	3.94%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	5.08%

	1 Year	5 Years	10 Years
Pennsylvania Fund - Class C2	-7.82%	1.26%	2.86%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

	1 Year	5 Years	10 Years
Pennsylvania Fund - Advisor Class[4]	-10.44%	0.92%	2.97%
Barclays Capital Municipal Bond Index[3]	-2.48%	2.71%	4.26%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2009, the Fund's year-to-date return was 5.75% for Class A.

2. Figures reflect sales charges.

3. Source: © 2009 Morningstar. The unmanaged Barclays Capital Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective July 15, 2009, the Fund will begin offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to July 15, 2009, a restated figure is used based on the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after July 15, 2009, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES	(fees paid directly from your investment)
	Arizona Fund	Colorado Fund	Connecticut Fund	Double Tax-Free Income Fund	Federal Intermediate Fund
Class A
Maximum sales charge (load) as a percentage of offering price[1]	4.25%	4.25%	4.25%	4.25%	2.25%
Load imposed on purchases[1]	4.25%	4.25%	4.25%	4.25%	2.25%
Maximum deferred sales charge (load)[2]	None	None	None	None	None
Class B3
Maximum sales charge (load) as a percentage of offering price	4.00%	—	—	—	—
Load imposed on purchases	None	—	—	—	—
Maximum deferred sales charge (load)[4]	4.00%	—	—	—	—
Class C
Maximum sales charge (load) as a percentage of offering price	1.00%	1.00%	1.00%	1.00%	1.00%
Load imposed on purchases	None	None	None	None	None
Maximum deferred sales charge (load)	1.00%	1.00%	1.00%	1.00%	1.00%
Advisor Class
Maximum sales charge (load) as a percentage of offering price	None	None	None	None	None
Load imposed on purchases	None	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None	None

SHAREHOLDER FEES	(fees paid directly from your investment)
	Federal Limited- Term Fund	High Yield Fund	New Jersey Fund	Oregon Fund	Pennsylvania Fund
Class A
Maximum sales charge (load) as a percentage of offering price[1]	2.25%	4.25%	4.25%	4.25%	4.25%
Load imposed on purchases[1]	2.25%	4.25%	4.25%	4.25%	4.25%
Maximum deferred sales charge (load)[2]	None	None	None	None	None
Class B3
Maximum sales charge (load) as a percentage of offering price	—	4.00%	4.00%	—	4.00%
Load imposed on purchases	—	None	None	—	None
Maximum deferred sales charge (load)[4]	—	4.00%	4.00%	—	4.00%
Class C
Maximum sales charge (load) as a percentage of offering price	—	1.00%	1.00%	1.00%	1.00%
Load imposed on purchases	—	None	None	None	None
Maximum deferred sales charge (load)	—	1.00%	1.00%	1.00%	1.00%
Advisor Class
Maximum sales charge (load) as a percentage of offering price	—	None	None	None	None
Load imposed on purchases	—	None	None	None	None
Maximum deferred sales charge (load)	—	None	None	None	None

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

2. There is a 0.75% contingent deferred sales charge that applies to investments of $1 million or more (see "Sales Charges - Class A" under "Choosing a Share Class").

3. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.

4. Declines to zero after six years.

Please see "Choosing a Share Class" for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES[1]	(expenses deducted from Fund assets)
	Arizona Fund[2]	Colorado Fund[3]	Connecticut Fund[3]	Double Tax-Free Income Fund[3]	Federal Intermediate Fund[4]
Class A
Management fees	0.47%	0.50%	0.51%	0.49%	0.48%
Distribution and service (12b-1) fees	0.10%	0.10%	0.10%	0.10%	0.10%
Other expenses	0.05%	0.06%	0.07%	0.09%	0.10%
Total annual Fund operating expenses	0.62%	0.66%	0.68%	0.68%	0.68%
Net annual Fund operating expenses	0.62%	0.66%	0.68%	0.68%	0.68%
Class B
Management fees	0.47%	—	—	—	—
Distribution and service (12b-1) fees	0.65%	—	—	—	—
Other expenses	0.05%	—	—	—	—
Total annual Fund operating expenses	1.17%	—	—	—	—
Class C
Management fees	0.47%	0.50%	0.51%	0.49%	0.48%
Distribution and service (12b-1) fees	0.65%	0.65%	0.65%	0.65%	0.65%
Other expenses	0.05%	0.06%	0.07%	0.09%	0.10%
Total annual Fund operating expenses	1.17%	1.21%	1.23%	1.23%	1.23%
Advisor Class
Management fees	0.47%	0.50%	0.51%	0.49%	0.48%
Distribution and service (12b-1) fees	None	None	None	None	None
Other expenses	0.05%	0.06%	0.07%	0.09%	0.10%
Total annual Fund operating expenses	0.52%	0.56%	0.58%	0.58%	0.58%

ANNUAL FUND OPERATING EXPENSES[1]	(expenses deducted from Fund assets)
	Federal Limited-Term Fund[5]	High Yield Fund	New Jersey Fund[2]	Oregon Fund[3]	Pennsylvania Fund[3]
Class A
Management fees	0.49%	0.45%	0.47%	0.48%	0.48%
Distribution and service (12b-1) fees	0.15%	0.10%	0.10%	0.10%	0.10%
Other expenses	0.39%	0.08%	0.06%	0.06%	0.07%
Total annual Fund operating expenses	1.03%	0.63%	0.63%	0.64%	0.65%
Management and administration fee reduction	-0.50%	None	None	None	None
Net annual Fund operating expenses	0.53%	0.63%	0.63%	0.64%	0.65%
Class B
Management fees	—	0.45%	0.47%	—	0.48%
Distribution and service (12b-1) fees	—	0.65%	0.65%	—	0.65%
Other expenses	—	0.08%	0.06%	—	0.07%
Total annual Fund operating expenses	—	1.18%	1.18%	—	1.20%
Class C
Management fees	—	0.45%	0.47%	0.48%	0.48%
Distribution and service (12b-1) fees	—	0.65%	0.65%	0.65%	0.65%
Other expenses	—	0.08%	0.06%	0.06%	0.07%
Total annual Fund operating expenses	—	1.18%	1.18%	1.19%	1.20%
Advisor Class
Management fees	—	0.45%	0.47%	0.48%	0.48%
Distribution and service (12b-1) fees	—	None	None	None	None
Other expenses	—	0.08%	0.06%	0.06%	0.07%
Total annual Fund operating expenses	—	0.53%	0.53%	0.54%	0.55%

1. In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the table above.

2. The Fund began offering Advisor Class shares on July 1, 2008. Total annual Fund operating expenses are annualized.

3. The Fund will begin offering Advisor Class shares on July 15, 2009. Total annual Fund operating expenses are based on the expenses for the Fund's Class A shares for the fiscal year ended February 28, 2009.

4. The Fund began offering Advisor Class shares on December 1, 2008. Total annual Fund operating expenses are annualized.

5. The investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, fund administration fees, and other expenses, but excluding Rule 12b-1 fees for each class of the Fund do not exceed 0.35% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until June 30, 2010.

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

  You invest $10,000 for the periods shown;
  Your investment has a 5% return each year; and
  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Arizona Fund	Colorado Fund	Connecticut Fund	Double Tax-Free Income Fund	Federal Intermediate Fund
If you sell your shares at the end of the period:
Class A
1 Year[1]	$ 486	$ 490	$ 492	$ 492	$ 293
3 Years	$ 615	$ 627	$ 633	$ 633	$ 438
5 Years	$ 756	$ 777	$ 788	$ 788	$ 595
10 Years	$ 1,166	$ 1,213	$ 1,236	$ 1,236	$ 1,052
Class B
1 Year	$ 519	—	—	—	—
3 Years	$ 672	—	—	—	—
5 Years	$ 844	—	—	—	—
10 Years	$ 1,267[2]	—	—	—	—
Class C
1 Year	$ 219	$ 223	$ 225	$ 225	$ 225
3 Years	$ 372	$ 384	$ 390	$ 390	$ 390
5 Years	$ 644	$ 665	$ 676	$ 676	$ 676
10 Years	$ 1,420	$ 1,466	$ 1,489	$ 1,489	$ 1,489
Advisor Class
1 Year	$ 53	$ 57	$ 59	$ 59	$ 59
3 Years	$ 167	$ 179	$ 186	$ 186	$ 186
5 Years	$ 291	$ 313	$ 324	$ 324	$ 324
10 Years	$ 653	$ 701	$ 726	$ 726	$ 726
If you do not sell your shares:
Class B
1 Year	119	—	—	—	—
3 Years	372	—	—	—	—
5 Years	644	—	—	—	—
10 Years	1,267[2]	—	—	—	—
Class C
1 year	119	123	125	125	125
3 years	372	384	390	390	390
5 Years	644	665	676	676	676
10 Years	1,420	1,466	1,489	1,489	1,489

	Federal Limited- Term Fund	High Yield Fund	New Jersey Fund	Oregon Fund	Pennsylvania Fund
If you sell your shares at the end of the period:
Class A
1 Year[1]	$ 278	$ 487	$ 487	$ 488	$ 489
3 Years	$ 496	$ 618	$ 618	$ 621	$ 624
5 Years	$ 733	$ 761	$ 761	$ 767	$ 772
10 Years	$ 1,411	$ 1,178	$ 1,178	$ 1,189	$ 1,201
Class B
1 Year	—	$ 520	$ 520	—	$ 522
3 Years	—	$ 675	$ 675	—	$ 681
5 Years	—	$ 849	$ 849	—	$ 860
10 Years	—	$ 1,279[2]	$ 1,279[2]	—	$ 1,302[2]
Class C
1 Year	—	$ 220	$ 220	$ 221	$ 222
3 Years	—	$ 375	$ 375	$ 378	$ 381
5 Years	—	$ 649	$ 649	$ 654	$ 660
10 Years	—	$ 1,432	$ 1,432	$ 1,443	$ 1,455
Advisor Class
1 Year	—	$ 54	$ 54	$ 55	$ 56
3 Years	—	$ 170	$ 170	$ 173	$ 176
5 Years	—	$ 296	$ 296	$ 302	$ 307
10 Years	—	$ 665	$ 665	$ 677	$ 689
If you do not sell your shares:
Class B
1 Year	—	120	120	—	122
3 Years	—	375	375	—	381
5 Years	—	649	649	—	660
10 Years	—	1,279[2]	1,279[2]	—	1,302[2]
Class C
1 Year	—	120	120	121	122
3 Years	—	375	375	378	381
5 Years	—	649	649	654	660
10 Years	—	1,432	1,432	1,443	1,455

1. Assumes a contingent deferred sales charge will not apply.

2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $448 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investing in tax-free securities. The portfolio managers have responsibility for the day-to-day management of particular Funds and operate as a team to develop ideas and implement investment strategy for all the Funds. They are as follows:

JAMES CONN, CFA   Senior Vice President of Advisers

Mr. Conn has been an analyst or portfolio manager of the Federal Intermediate-Term Fund since 1999 and Federal Limited-Term Fund since inception. He joined Franklin Templeton Investments in 1996.

CARRIE HIGGINS   Vice President of Advisers

Ms. Higgins has been an analyst or portfolio manager of the Arizona, Colorado, Double Tax-Free and New Jersey Funds since 1992 and the Connecticut and Pennsylvania Funds since 2004. She joined Franklin Templeton Investments in 1990.

JOHN HOPP   Vice President of Advisers

Mr. Hopp has been an analyst or portfolio manager of the High Yield Fund since 1993. He joined Franklin Templeton Investments in 1991.

JOHN POMEROY   Senior Vice President of Advisers

Mr. Pomeroy has been an analyst or portfolio manager of the Federal Intermediate-Term and Federal Limited-Term Funds since their inception. He joined Franklin Templeton Investments in 1986.

FRANCISCO RIVERA   Vice President of Advisers

Mr. Rivera has been an analyst or portfolio manager of the Arizona Fund since 1996 and the High Yield Fund since 2004. He joined Franklin Templeton Investments in 1994.

CHRISTOPHER SPERRY, CFA   Vice President of Advisers

Mr. Sperry has been an analyst or portfolio manager of the Oregon Fund since 2000. He joined Franklin Templeton Investments in 1996.

JOHN WILEY   Senior Vice President of Advisers

Mr. Wiley has been an analyst or portfolio manager of the High Yield and Oregon Funds since 1991. He joined Franklin Templeton Investments in 1989.

STELLA S. WONG   Vice President of Advisers

Ms. Wong has been an analyst or portfolio manager of the Colorado, Connecticut, New Jersey and Pennsylvania Funds since their inception and the Double Tax-Free Fund since 1986. She joined Franklin Templeton Investments in 1986.

The following individuals are jointly responsible for the day-to-day management of the Funds:

Arizona Fund

Carrie Higgins.   Ms. Higgins has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

Francisco Rivera.   Mr. Rivera is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Colorado Fund

Carrie Higgins.   Ms. Higgins has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

Stella S. Wong.   Ms. Wong is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Connecticut Fund

Stella S. Wong.   Ms. Wong has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

Carrie Higgins.   Ms. Higgins is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Double Tax-Free Fund

Carrie Higgins.   Ms. Higgins has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

Stella S. Wong.   Ms. Wong is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Federal Intermediate-Term Fund

John Pomeroy.   Mr. Pomeroy has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

James Conn.   Mr. Conn is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Federal Limited-Term Fund

James Conn.   Mr. Conn has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

John Pomeroy.   Mr. Pomeroy is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

High Yield Fund

John Wiley
John Hopp
Francisco Rivera
The portfolio managers for High Yield Fund have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

New Jersey Fund

Stella S. Wong.   Ms. Wong has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

Carrie Higgins.   Ms. Higgins is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Oregon Fund

Christopher Sperry.   Mr. Sperry has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

John Wiley.   Mr. Wiley is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Pennsylvania Fund

Stella S. Wong.   Ms. Wong has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

Carrie Higgins.   Ms. Higgins is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended February 28, 2009, the Fund paid to the manager for its services the following management fees as a percentage of its average monthly net assets:

MANAGEMENT FEES	(as a percentage of average monthly net assets)
Arizona Fund	0.47%
Colorado Fund	0.50%
Connecticut Fund	0.51%
Double Tax-Free Fund	0.49%
Federal Intermediate-Term Fund	0.48%
Federal Limited-Term Fund1, [1]	0.19%
High Yield Fund	0.45%
New Jersey Fund	0.47%
Oregon Fund	0.48%
Pennsylvania Fund	0.48%

1. Management fees, before any advance waivers were 0.49% of the Fund's average daily net assets. Under the agreement by the manager to limit its fees, the Fund paid the amount shown.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended February 28.

In 2003 and 2004, multiple lawsuits were filed against Franklin Resources, Inc., and certain of its investment advisor subsidiaries, among other defendants, alleging violations of federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc., and have been consolidated for pretrial purposes, along with hundreds of other similar lawsuits against other mutual fund companies. All of the Franklin Templeton Investments mutual funds that were named in the litigation as defendants have since been dismissed, as have the independent trustees to those funds.

Franklin Resources, Inc. previously disclosed these private lawsuits in its regulatory filings and on its public website. Any material updates regarding these matters will be disclosed in Franklin Resources, Inc.’s Form 10-Q or Form 10-K filings with the U.S. Securities and Exchange Commission.

Distributions and Taxes

Income and Capital Gain Distributions

The Fund has qualified to be treated as a regulated investment company under the Internal Revenue Code (Code). As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund typically declares an income dividend each day that its net asset value (NAV) is calculated and pays them monthly. Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution. Your income dividends and capital gain distribution will be automatically reinvested in additional shares at net asset value unless you elect to receive cash payments.

Annual statements.   Shortly after the end of each calendar year, you will receive a statement that shows the tax status of distributions you received the previous year, including the amounts of exempt-interest dividends free from regular federal income tax, exempt-interest dividends subject to the federal alternative minimum tax, if any, and any distributions of taxable ordinary income and capital gains. Distributions declared in December but paid in January are taxable as if they were paid in December, and distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

Avoid "buying a dividend."   If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 10th at the Fund's NAV of $10 per share, and the Fund makes a capital gain distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.

Tax Considerations

You may receive three different types of distributions from the Fund:

  Exempt-interest dividends. Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans, other tax-exempt investors or residents of states other than the specific state of a single-state tax-exempt fund.

Corporate shareholders should note that these dividends may be taxable in states that impose corporate income or franchise taxes and they should consult with their tax advisor about whether the Fund is a suitable investment given the potential taxability of these dividends.

Exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds, other than from private activity bonds issued during 2009 and 2010 and certain housing bonds, is a tax preference item when determining your federal alternative minimum tax.

  Taxable income dividends. The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals.
  Capital gain distributions. The Fund also may realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares. Capital gain distributions and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals in the 25% or higher federal income tax brackets. For individuals in the 10% and 15% tax brackets, the rate for taxation of any gains realized in calendar years 2008 through 2010 is 0%. These reduced rates of taxation of capital gain distributions and net long-term capital gains are now scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.

Reclassification risk.   The Internal Revenue Service (IRS) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction or become taxable by reason of refinancing irregularities or the misuse of proceeds from the bond offering. While the Fund endeavors to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income for the Fund. In this case, the Fund might be required to send to you and file with the IRS information returns for the current or prior calendar years classifying (or reclassifying) some of its exempt-interest dividends as taxable dividends. On prior year dividends, you might need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on these taxable dividends.

Sales of Fund shares.   When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the same Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

If you have owned your Fund shares for more than one year, any gains reportable on the sale of your shares will qualify for the reduced rates of taxation on capital gains as discussed above.

Backup withholding.   If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income (including any exempt-interest dividends), capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so.

State and local taxes.   Distributions of ordinary income and capital gains, if any, and gains from the sale of your Fund shares generally are subject to state and local taxes.

Non-U.S. investors.

Non-U.S. investors may be subject to a U.S. withholding tax at a 30% or lower treaty rate on all Fund dividends of ordinary income. Exempt-interest dividends, capital gain dividends paid by the Fund from its net long-term capital gains, and with respect to taxable years of the Fund beginning before January 1, 2010, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends are generally exempt from this withholding tax. Non-U.S. investors may also be subject to U.S. estate tax on their investment in the Fund. They also have special certification requirements that, if not met, can subject them to backup withholding on any dividends, distributions and redemption proceeds that they receive from the Fund. Each of these subjects is discussed in greater detail in the “Distributions and Taxes – Non-U.S. investors” section of the SAI.

Other tax information.   This discussion of "Distributions and Taxes" is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in the Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund, or about the federal, state, local and foreign tax consequences of your investment in the Fund.

Financial Highlights

These tables present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

ARIZONA FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.30	$ 11.16	$ 11.09	$ 11.21	$ 11.21

Income from investment operations:[b]
Net investment income[c]	0.47	0.47	0.48	0.48	0.50
Net realized and unrealized gains (losses)	-0.12	-0.86	0.06	-0.12	-0.01

Total from investment operations	0.35	-0.39	0.54	0.36	0.49

Less distributions from net investment income	-0.47	-0.47	-0.47	-0.48	-0.49

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 10.18	$ 10.30	$ 11.16	$ 11.09	$ 11.21

Total return[f]	3.42%	-3.62%	5.05%	3.25%	4.61%

Ratios to average net assets
Expenses	0.62%	0.63%	0.63%	0.63%	0.63%
Net investment income	4.61%	4.29%	4.32%	4.34%	4.52%

Supplemental data
Net assets, end of year (000’s)	$ 920,248	$ 914,411	$ 928,840	$ 885,864	$ 852,608
Portfolio turnover rate	21.01%	16.53%	6.56%	33.22%	27.99%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

ARIZONA FUND - CLASS B	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.36	$ 11.22	$ 11.15	$ 11.27	$ 11.26

Income from investment operations:[b]
Net investment income[c]	0.42	0.41	0.42	0.43	0.44
Net realized and unrealized gains (losses)	-0.13	-0.86	0.06	-0.13	—[d]

Total from investment operations	0.29	-0.45	0.48	0.30	0.44

Less distributions from net investment income	-0.41	-0.41	-0.41	-0.42	-0.43

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 10.24	$ 10.36	$ 11.22	$ 11.15	$ 11.27

Total return[f]	2.84%	-4.12%	4.45%	2.68%	4.09%

Ratios to average net assets
Expenses	1.17%	1.18%	1.17%	1.18%	1.18%
Net investment income	4.06%	3.74%	3.78%	3.79%	3.97%

Supplemental data
Net assets, end of year (000’s)	$ 14,276	$ 17,854	$ 21,061	$ 22,315	$ 23,753
Portfolio turnover rate	21.01%	16.53%	6.56%	33.22%	27.99%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

ARIZONA FUND - CLASS C	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.41	$ 11.27	$ 11.20	$ 11.32	$ 11.31

Income from investment operations:[b]
Net investment income[c]	0.42	0.41	0.42	0.43	0.44
Net realized and unrealized gains (losses)	-0.13	-0.86	0.06	-0.13	—[d]

Total from investment operations	0.29	-0.45	0.48	0.30	0.44

Less distributions from net investment income	-0.41	-0.41	-0.41	-0.42	-0.43

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 10.29	$ 10.41	$ 11.27	$ 11.20	$ 11.32

Total return[f]	2.82%	-4.11%	4.42%	2.66%	4.09%

Ratios to average net assets
Expenses	1.17%	1.18%	1.18%	1.18%	1.18%
Net investment income	4.06%	3.74%	3.77%	3.79%	3.97%

Supplemental data
Net assets, end of year (000’s)	$ 78,805	$ 64,441	$ 58,386	$ 51,071	$ 44,055
Portfolio turnover rate	21.01%	16.53%	6.56%	33.22%	27.99%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

ARIZONA FUND - ADVISOR CLASS	Period Ended February 28,
2009[a]
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 10.64
Income from investment operations:[b]
Net investment income[c]	0.33
Net realized and unrealized gains (losses)	-0.47
Total from investment operations	-0.14
Less distributions from net investment income	-0.32
Redemption feesd, [e]	—
Net asset value, end of period	$ 10.18

Total return[f]	-1.28%

Ratios to average net assets[g]
Expenses	0.52%
Net investment income	4.71%

Supplemental data
Net assets, end of period (000’s)	$ 5
Portfolio turnover rate	21.01%

a. For the period July 1, 2008 (effective date) to February 28, 2009.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return is not annualized for periods less than one year.

g. Ratios are annualized for periods less than one year.

COLORADO FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.14	$ 12.10	$ 12.03	$ 12.04	$ 12.19

Income from investment operations:[b]
Net investment income[c]	0.51	0.51	0.51	0.53	0.54
Net realized and unrealized gains (losses)	-0.35	-0.97	0.08	-0.01	-0.15

Total from investment operations	0.16	-0.46	0.59	0.52	0.39

Less distributions from net investment income	-0.51	-0.50	-0.52	-0.53	-0.54

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 10.79	$ 11.14	$ 12.10	$ 12.03	$ 12.04

Total return[f]	1.43%	-3.94%	5.04%	4.41%	3.39%

Ratios to average net assets
Expenses	0.66%	0.67%	0.68%	0.69%	0.69%
Net investment income	4.62%	4.27%	4.31%	4.40%	4.52%

Supplemental data
Net assets, end of year (000’s)	$ 465,136	$ 444,475	$ 426,482	$ 382,608	$ 346,589
Portfolio turnover rate	11.01%	22.57%	15.20%	23.19%	30.06%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

COLORADO FUND - CLASS C	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.22	$ 12.19	$ 12.12	$ 12.13	$ 12.27

Income from investment operations:[b]
Net investment income[c]	0.46	0.44	0.45	0.47	0.48
Net realized and unrealized gains (losses)	-0.35	-0.97	0.07	-0.01	-0.14

Total from investment operations	0.11	-0.53	0.52	0.46	0.34

Less distributions from net investment income	-0.45	-0.44	-0.45	-0.47	-0.48

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 10.88	$ 11.22	$ 12.19	$ 12.12	$ 12.13

Total return[f]	0.94%	-4.52%	4.43%	3.81%	2.88%

Ratios to average net assets
Expenses	1.21%	1.22%	1.23%	1.24%	1.24%
Net investment income	4.07%	3.72%	3.76%	3.85%	3.97%

Supplemental data
Net assets, end of year (000’s)	$ 69,302	$ 56,146	$ 50,938	$ 43,676	$ 40,875
Portfolio turnover rate	11.01%	22.57%	15.20%	23.19%	30.06%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

CONNECTICUT FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.39	$ 11.13	$ 11.10	$ 11.11	$ 11.12

Income from investment operations:[b]
Net investment income[c]	0.46	0.45	0.46	0.48	0.49
Net realized and unrealized gains (losses)	-0.22	-0.73	0.04	-0.01	-0.02

Total from investment operations	0.24	-0.28	0.50	0.47	0.47

Less distributions from net investment income	-0.45	-0.46	-0.47	-0.48	-0.48

Redemption fees[d]	—[e]	—[e]	—[e]	—	—[e]

Net asset value, end of year	$ 10.18	$ 10.39	$ 11.13	$ 11.10	$ 11.11

Total return[f]	2.31%	-2.66%	4.61%	4.33%	4.38%

Ratios to average net assets
Expenses	0.68%	0.69%	0.70%	0.71%	0.71%
Net investment income	4.39%	4.16%	4.21%	4.30%	4.46%

Supplemental data
Net assets, end of year (000’s)	$ 338,345	$ 315,908	$ 305,258	$ 274,407	$ 249,286
Portfolio turnover rate	9.72%	13.47%	11.18%	7.73%	2.77%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

CONNECTICUT FUND - CLASS C	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.44	$ 11.19	$ 11.15	$ 11.16	$ 11.17

Income from investment operations:[b]
Net investment income[c]	0.40	0.40	0.41	0.42	0.43
Net realized and unrealized gains (losses)	-0.21	-0.75	0.04	-0.01	-0.02

Total from investment operations	0.19	-0.35	0.45	0.41	0.41

Less distributions from net investment income	-0.39	-0.40	-0.41	-0.42	-0.42

Redemption fees[d]	—[e]	—[e]	—[e]	—	—[e]

Net asset value, end of year	$ 10.24	$ 10.44	$ 11.19	$ 11.15	$ 11.16

Total return[f]	1.83%	-3.28%	4.10%	3.75%	3.78%

Ratios to average net assets
Expenses	1.23%	1.24%	1.25%	1.26%	1.26%
Net investment income	3.84%	3.61%	3.66%	3.75%	3.91%

Supplemental data
Net assets, end of year (000’s)	$ 70,541	$ 55,126	$ 52,623	$ 45,564	$ 40,942
Portfolio turnover rate	9.72%	13.47%	11.18%	7.73%	2.77%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

DOUBLE TAX-FREE INCOME FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.10	$ 12.06	$ 11.98	$ 11.99	$ 12.06

Income from investment operations:[b]
Net investment income[c]	0.50	0.49	0.50	0.50	0.51
Net realized and unrealized gains (losses)	-0.57	-0.96	0.08	-0.01	-0.05

Total from investment operations	-0.07	-0.47	0.58	0.49	0.46

Less distributions from:
Net investment income	-0.49	-0.49	-0.50	-0.50	-0.51
Net realized gains	—	—	—	—	-0.02

Total distributions	-0.49	-0.49	-0.50	-0.50	-0.53

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 10.54	$ 11.10	$ 12.06	$ 11.98	$ 11.99

Total return[f]	-0.62%	-4.05%	4.97%	4.13%	4.01%

Ratios to average net assets
Expenses	0.68%	0.69%	0.70%	0.71%	0.72%
Net investment income	4.58%	4.14%	4.16%	4.17%	4.31%

Supplemental data
Net assets, end of year (000’s)	$ 468,062	$ 462,515	$ 428,458	$ 370,481	$ 309,495
Portfolio turnover rate	14.45%	18.19%	10.88%	14.19%	10.46%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

DOUBLE TAX-FREE INCOME FUND - CLASS C	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.14	$ 12.11	$ 12.01	$ 12.03	$ 12.10

Income from investment operations:[b]
Net investment income[c]	0.44	0.43	0.43	0.43	0.45
Net realized and unrealized gains (losses)	-0.57	-0.97	0.10	-0.02	-0.05

Total from investment operations	-0.13	-0.54	0.53	0.41	0.40

Less distributions from:
Net investment income	-0.43	-0.43	-0.43	-0.43	-0.45
Net realized gains	—	—	—	—	-0.02

Total distributions	-0.43	-0.43	-0.43	-0.43	-0.47

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 10.58	$ 11.14	$ 12.11	$ 12.01	$ 12.03

Total return[f]	-1.17%	-4.64%	4.55%	3.47%	3.42%

Ratios to average net assets
Expenses	1.23%	1.24%	1.24%	1.26%	1.27%
Net investment income	4.03%	3.59%	3.62%	3.62%	3.76%

Supplemental data
Net assets, end of year (000’s)	$ 72,413	$ 66,985	$ 58,803	$ 55,931	$ 45,621
Portfolio turnover rate	14.45%	18.19%	10.88%	14.19%	10.46%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

FEDERAL INTERMEDIATE FUND - CLASS A		Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.04	$ 11.47	$ 11.42	$ 11.51	$ 11.76

Income from investment operations:[b]
Net investment income[c]	0.43	0.42	0.42	0.42	0.42
Net realized and unrealized gains (losses)	-0.05	-0.43	0.05	-0.10	-0.25

Total from investment operations	0.38	-0.01	0.47	0.32	0.17

Less distributions from net investment income	-0.43	-0.42	-0.42	-0.41	-0.42

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 10.99	$ 11.04	$ 11.47	$ 11.42	$ 11.51

Total return[f]	3.48%	-0.11%	4.22%	2.83%	1.54%

Ratios to average net assets
Expenses	0.68%	0.71%	0.69%	0.69%	0.69%
Net investment income	3.91%	3.67%	3.68%	3.64%	3.67%

Supplemental data
Net assets, end of year (000’s)	$ 873,648	$ 699,833	$ 611,291	$ 540,348	$ 493,994
Portfolio turnover rate	13.05%	17.10%	8.94%	12.62%	9.14%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

FEDERAL INTERMEDIATE FUND - CLASS C		Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.06	$ 11.49	$ 11.44	$ 11.53	$ 11.77

Income from investment operations:[b]
Net investment income[c]	0.37	0.35	0.36	0.35	0.36
Net realized and unrealized gains (losses)	-0.05	-0.42	0.05	-0.09	-0.24

Total from investment operations	0.32	-0.07	0.41	0.26	0.12

Less distributions from net investment income	-0.37	-0.36	-0.36	-0.35	-0.36

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 11.01	$ 11.06	$ 11.49	$ 11.44	$ 11.53

Total return[f]	2.90%	-0.66%	3.65%	2.27%	1.05%

Ratios to average net assets
Expenses	1.23%	1.26%	1.24%	1.24%	1.24%
Net investment income	3.36%	3.12%	3.13%	3.09%	3.12%

Supplemental data
Net assets, end of year (000’s)	$ 91,164	$ 34,763	$ 28,510	$ 30,178	$ 23,384
Portfolio turnover rate	13.05%	17.10%	8.94%	12.62%	9.14%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

FEDERAL INTERMEDIATE FUND - ADVISOR CLASS	Period Ended February 28,
2009[a]
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of period	$ 10.58
Income from investment operations:[b]
Net investment income[c]	0.11
Net realized and unrealized gains (losses)	0.42
Total from investment operations	0.53
Less distributions from net investment income	-0.11
Net asset value, end of period	$ 11.00

Total return[d]	5.00%

Ratios to average net assets[e]
Expenses	0.58%
Net investment income	4.01%

Supplemental data
Net assets, end of period (000’s)	$ 5,769
Portfolio turnover rate	13.05%

a. For the period December 1, 2008 (effective date) to February 28, 2009.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Total return is not annualized for periods less than one year.

e. Ratios are annualized for periods less than one year.

FEDERAL LIMITED-TERM FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.96	$ 9.93	$ 9.91	$ 9.99	$ 10.12

Income from investment operations:[b]
Net investment income[c]	0.27	0.31	0.29	0.21	0.15
Net realized and unrealized gains (losses)	0.16	0.05	0.02	-0.09	-0.14

Total from investment operations	0.43	0.36	0.31	0.12	0.01

Less distributions from net investment income	-0.28	-0.33	-0.29	-0.20	-0.14

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 10.11	$ 9.96	$ 9.93	$ 9.91	$ 9.99

Total return[f]	4.33%	3.64%	3.20%	1.23%	0.14%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.03%	1.19%	1.16%	1.09%	1.13%
Expenses net of waiver and payments by affiliates	0.53%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.70%	3.12%	2.88%	2.07%	1.49%

Supplemental data
Net assets, end of year (000’s)	$ 184,887	$ 43,914	$ 18,683	$ 26,005	$ 33,254
Portfolio turnover rate	12.69%	18.39%	57.74%	32.42%	15.79%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

HIGH YIELD FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.98	$ 11.04	$ 10.83	$ 10.81	$ 10.78

Income from investment operations:[b]
Net investment income[c]	0.55	0.53	0.54	0.55	0.58
Net realized and unrealized gains (losses)	-1.24	-1.06	0.20	0.03	0.03

Total from investment operations	-0.69	-0.53	0.74	0.58	0.61

Less distributions from net investment income	-0.54	-0.53	-0.53	-0.56	-0.58

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 8.75	$ 9.98	$ 11.04	$ 10.83	$ 10.81

Total return[f]	-7.09%	-5.03%	6.99%	5.45%	5.94%

Ratios to average net assets
Expenses	0.63%	0.62%	0.62%	0.63%	0.62%
Net investment income	5.77%	4.98%	4.97%	5.11%	5.44%

Supplemental data
Net assets, end of year (000’s)	$ 4,255,784	$ 4,784,743	$ 5,329,032	$ 5,070,599	$ 4,714,804
Portfolio turnover rate	19.10%	20.10%	10.90%	11.63%	8.60%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

HIGH YIELD FUND - CLASS B	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.05	$ 11.11	$ 10.90	$ 10.87	$ 10.84

Income from investment operations:[b]
Net investment income[c]	0.50	0.48	0.48	0.50	0.52
Net realized and unrealized gains (losses)	-1.25	-1.07	0.20	0.03	0.04

Total from investment operations	-0.75	-0.59	0.68	0.53	0.56

Less distributions from net investment income	-0.49	-0.47	-0.47	-0.50	-0.53

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 8.81	$ 10.05	$ 11.11	$ 10.90	$ 10.87

Total return[f]	-7.66%	-5.53%	6.36%	4.93%	5.32%

Ratios to average net assets
Expenses	1.18%	1.17%	1.17%	1.18%	1.18%
Net investment income	5.22%	4.43%	4.42%	4.56%	4.88%

Supplemental data
Net assets, end of year (000’s)	$ 87,208	$ 139,855	$ 215,121	$ 240,628	$ 258,063
Portfolio turnover rate	19.10%	20.10%	10.90%	11.63%	8.60%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

HIGH YIELD FUND - CLASS C	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.10	$ 11.16	$ 10.95	$ 10.91	$ 10.88

Income from investment operations:[b]
Net investment income[c]	0.50	0.48	0.49	0.50	0.52
Net realized and unrealized gains (losses)	-1.25	-1.07	0.19	0.03	0.03

Total from investment operations	-0.75	-0.59	0.68	0.53	0.55

Less distributions from net investment income	-0.49	-0.47	-0.47	-0.49	-0.52

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 8.86	$ 10.10	$ 11.16	$ 10.95	$ 10.91

Total return[f]	-7.62%	-5.51%	6.34%	5.00%	5.29%

Ratios to average net assets
Expenses	1.18%	1.17%	1.17%	1.18%	1.18%
Net investment income	5.22%	4.43%	4.42%	4.56%	4.88%

Supplemental data
Net assets, end of year (000’s)	$ 663,766	$ 697,697	$ 761,994	$ 695,270	$ 588,921
Portfolio turnover rate	19.10%	20.10%	10.90%	11.63%	8.60%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

HIGH YIELD FUND - ADVISOR CLASS	Year Ended February 28,
	2009	2008[a]	2007	2006[b]
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.00	$ 11.06	$ 10.85	$ 10.76

Income from investment operations:[c]
Net investment income[d]	0.56	0.55	0.55	0.10
Net realized and unrealized gains (losses)	-1.24	-1.07	0.20	0.04

Total from investment operations	-0.68	-0.52	0.75	0.14

Less distributions from net investment income	-0.55	-0.54	-0.54	-0.05

Redemption feese, [f]	—	—	—	—

Net asset value, end of year	$ 8.77	$ 10.00	$ 11.06	$ 10.85

Total return[g]	-6.99%	-4.94%	7.08%	1.34%

Ratios to average net assets[h]
Expenses	0.53%	0.52%	0.52%	0.53%
Net investment income	5.87%	5.08%	5.07%	5.21%

Supplemental data
Net assets, end of year (000’s)	$ 170,562	$ 143,331	$ 53,127	$ 471
Portfolio turnover rate	19.10%	20.10%	10.90%	11.63%

a. For the year ended February 29.

b. For the period January 3, 2006 (effective date) to February 28, 2006.

c. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

d. Based on average daily shares outstanding.

e. Amount rounds to less than $0.01 per share.

f. Effective September 1, 2008, the redemption fee was eliminated.

g. Total return is not annualized for periods less than one year.

h. Ratios are annualized for periods less than one year.

NEW JERSEY FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.45	$ 12.22	$ 12.15	$ 12.18	$ 12.23

Income from investment operations:[b]
Net investment income[c]	0.51	0.50	0.51	0.52	0.54
Net realized and unrealized gains (losses)	-0.18	-0.77	0.08	-0.02	-0.05

Total from investment operations	0.33	-0.27	0.59	0.50	0.49

Less distributions from net investment income	-0.49	-0.50	-0.52	-0.53	-0.54

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 11.29	$ 11.45	$ 12.22	$ 12.15	$ 12.18

Total return[f]	2.94%	-2.29%	4.96%	4.17%	4.13%

Ratios to average net assets
Expenses	0.63%	0.64%	0.64%	0.65%	0.65%
Net investment income	4.41%	4.17%	4.23%	4.28%	4.47%

Supplemental data
Net assets, end of year (000’s)	$ 1,100,142	$ 1,081,204	$ 1,006,797	$ 892,122	$ 792,518
Portfolio turnover rate	10.97%	10.99%	3.65%	8.11%	11.50%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

NEW JERSEY FUND - CLASS B	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.52	$ 12.28	$ 12.22	$ 12.24	$ 12.29

Income from investment operations:[b]
Net investment income[c]	0.44	0.44	0.45	0.46	0.47
Net realized and unrealized gains (losses)	-0.17	-0.76	0.06	-0.02	-0.05

Total from investment operations	0.27	-0.32	0.51	0.44	0.42

Less distributions from net investment income	-0.43	-0.44	-0.45	-0.46	-0.47

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 11.36	$ 11.52	$ 12.28	$ 12.22	$ 12.24

Total return[f]	2.36%	-2.73%	4.28%	3.66%	3.55%

Ratios to average net assets
Expenses	1.18%	1.19%	1.19%	1.20%	1.20%
Net investment income	3.86%	3.62%	3.68%	3.73%	3.92%

Supplemental data
Net assets, end of year (000’s)	$ 47,329	$ 60,396	$ 72,203	$ 78,327	$ 83,208
Portfolio turnover rate	10.97%	10.99%	3.65%	8.11%	11.50%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

NEW JERSEY FUND - CLASS C	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.55	$ 12.31	$ 12.24	$ 12.27	$ 12.32

Income from investment operations:[b]
Net investment income[c]	0.45	0.44	0.45	0.46	0.48
Net realized and unrealized gains (losses)	-0.18	-0.76	0.07	-0.03	-0.06

Total from investment operations	0.27	-0.32	0.52	0.43	0.42

Less distributions from net investment income	-0.43	-0.44	-0.45	-0.46	-0.47

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 11.39	$ 11.55	$ 12.31	$ 12.24	$ 12.27

Total return[f]	2.35%	-2.73%	4.35%	3.57%	3.53%

Ratios to average net assets
Expenses	1.18%	1.19%	1.19%	1.20%	1.20%
Net investment income	3.86%	3.62%	3.68%	3.73%	3.92%

Supplemental data
Net assets, end of year (000’s)	$ 207,945	$ 166,918	$ 158,706	$ 139,401	$ 117,356
Portfolio turnover rate	10.97%	10.99%	3.65%	8.11%	11.50%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

NEW JERSEY FUND - ADVISOR CLASS	Period Ended February 28,
2009[a]
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 11.78
Income from investment operations:[b]
Net investment income[c]	0.35
Net realized and unrealized gains (losses)	-0.51
Total from investment operations	-0.16
Less distributions from net investment income	-0.33
Redemption feesd, [e]	—
Net asset value, end of period	$ 11.29

Total return[f]	-1.29%

Ratios to average net assets[g]
Expenses	0.53%
Net investment income	4.51%

Supplemental data
Net assets, end of period (000’s)	$ 770
Portfolio turnover rate	10.97%

a. For the period July 1, 2008 (effective date) to February 28, 2009.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return is not annualized for periods less than one year.

g. Ratios are annualized for periods less than one year.

OREGON FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.25	$ 11.93	$ 11.89	$ 11.90	$ 11.95

Income from investment operations:[b]
Net investment income[c]	0.50	0.49	0.48	0.50	0.52
Net realized and unrealized gains (losses)	-0.06	-0.69	0.04	—[d]	-0.04

Total from investment operations	0.44	-0.20	0.52	0.50	0.48

Less distributions from net investment income	-0.48	-0.48	-0.48	-0.51	-0.53

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 11.21	$ 11.25	$ 11.93	$ 11.89	$ 11.90

Total return[f]	4.02%	-1.74%	4.53%	4.28%	4.15%

Ratios to average net assets
Expenses	0.64%	0.64%	0.65%	0.66%	0.65%
Net investment income	4.40%	4.17%	4.19%	4.20%	4.40%

Supplemental data
Net assets, end of year (000’s)	$ 787,595	$ 719,647	$ 686,892	$ 625,326	$ 570,324
Portfolio turnover rate	10.00%	5.30%	4.86%	4.96%	10.45%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

OREGON FUND - CLASS C	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.36	$ 12.05	$ 12.00	$ 12.01	$ 12.06

Income from investment operations:[b]
Net investment income[c]	0.44	0.43	0.43	0.44	0.46
Net realized and unrealized gains (losses)	-0.05	-0.70	0.04	-0.01	-0.05

Total from investment operations	0.39	-0.27	0.47	0.43	0.41

Less distributions from net investment income	-0.42	-0.42	-0.42	-0.44	-0.46

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 11.33	$ 11.36	$ 12.05	$ 12.00	$ 12.01

Total return[f]	3.50%	-2.34%	3.99%	3.66%	3.55%

Ratios to average net assets
Expenses	1.19%	1.19%	1.20%	1.21%	1.20%
Net investment income	3.85%	3.62%	3.64%	3.65%	3.85%

Supplemental data
Net assets, end of year (000’s)	$ 123,099	$ 96,802	$ 91,743	$ 84,268	$ 75,266
Portfolio turnover rate	10.00%	5.30%	4.86%	4.96%	10.45%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

PENNSYLVANIA FUND - CLASS A	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.82	$ 10.47	$ 10.44	$ 10.48	$ 10.62

Income from investment operations:[b]
Net investment income[c]	0.44	0.44	0.44	0.46	0.47
Net realized and unrealized gains (losses)	-0.18	-0.65	0.04	-0.04	-0.15

Total from investment operations	0.26	-0.21	0.48	0.42	0.32

Less distributions from net investment income	-0.43	-0.44	-0.45	-0.46	-0.46

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 9.65	$ 9.82	$ 10.47	$ 10.44	$ 10.48

Total return[f]	2.72%	-2.16%	4.71%	4.08%	3.19%

Ratios to average net assets
Expenses	0.65%	0.66%	0.66%	0.66%	0.66%
Net investment income	4.53%	4.24%	4.26%	4.37%	4.52%

Supplemental data
Net assets, end of year (000’s)	$ 820,227	$ 770,164	$ 747,279	$ 718,293	$ 693,804
Portfolio turnover rate	11.50%	16.68%	6.99%	13.07%	7.48%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

PENNSYLVANIA FUND - CLASS B	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.86	$ 10.51	$ 10.47	$ 10.51	$ 10.65

Income from investment operations:[b]
Net investment income[c]	0.39	0.38	0.39	0.40	0.41
Net realized and unrealized gains (losses)	-0.19	-0.65	0.04	-0.04	-0.14

Total from investment operations	0.20	-0.27	0.43	0.36	0.27

Less distributions from net investment income	-0.38	-0.38	-0.39	-0.40	-0.41

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 9.68	$ 9.86	$ 10.51	$ 10.47	$ 10.51

Total return[f]	2.04%	-2.68%	4.22%	3.51%	2.61%

Ratios to average net assets
Expenses	1.20%	1.21%	1.21%	1.21%	1.21%
Net investment income	3.98%	3.69%	3.71%	3.82%	3.97%

Supplemental data
Net assets, end of year (000’s)	$ 30,177	$ 37,339	$ 43,897	$ 47,623	$ 51,913
Portfolio turnover rate	11.50%	16.68%	6.99%	13.07%	7.48%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

PENNSYLVANIA FUND - CLASS C	Year Ended February 28,
	2009	2008[a]	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.90	$ 10.55	$ 10.51	$ 10.56	$ 10.69

Income from investment operations:[b]
Net investment income[c]	0.39	0.38	0.39	0.40	0.42
Net realized and unrealized gains (losses)	-0.18	-0.65	0.04	-0.05	-0.15

Total from investment operations	0.21	-0.27	0.43	0.35	0.27

Less distributions from net investment income	-0.38	-0.38	-0.39	-0.40	-0.40

Redemption feesd, [e]	—	—	—	—	—

Net asset value, end of year	$ 9.73	$ 9.90	$ 10.55	$ 10.51	$ 10.56

Total return[f]	2.13%	-2.68%	4.19%	3.40%	2.69%

Ratios to average net assets
Expenses	1.20%	1.21%	1.21%	1.21%	1.21%
Net investment income	3.98%	3.69%	3.71%	3.82%	3.97%

Supplemental data
Net assets, end of year (000’s)	$ 135,480	$ 107,286	$ 100,495	$ 88,237	$ 79,551
Portfolio turnover rate	11.50%	16.68%	6.99%	13.07%	7.48%

a. For the year ended February 29.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

YOUR ACCOUNT

The board of trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

Choosing a Share Class

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B or Class C share Fund accounts.

Class A	Class C	Advisor Class
Initial sales charge of 2.25% or less (Federal Intermediate-Term & Federal Limited-Term Funds) or 4.25% or less (all other Funds)	No initial sales charge	See "Qualified Investors - Advisor Class" below.
Deferred sales charge of 0.75% on purchases of $1 million or more sold within 18 months	Deferred sales charge of 1% on shares you sell within 12 months
Lower annual expenses than Class C due to lower distribution fees	Higher annual expenses than Class A due to higher distribution fees

The Colorado, Connecticut, Double Tax-Free, Oregon and Pennsylvania Funds will begin offering Advisor Class shares on July 15, 2009.

Franklin Templeton funds include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.

Class A, B & C

SALES CHARGES - CLASS A
when you invest this amount	the sales charge makes up this % of the offering price[1]	which equals this % of your net investment
All Funds (except Federal Intermediate-Term & Federal Limited-Term Fund)
Under $100,000	4.25	4.44
$100,000 but under $250,000	3.50	3.63
$250,000 but under $500,000	2.50	2.56
$500,000 but under $1 million	2.00	2.04
Federal Intermediate-Term Fund & Federal Limited-Term Fund
Under $100,000	2.25	2.30
$100,000 but under $250,000	1.75	1.78
$250,000 but under $500,000	1.25	1.27
$500,000 but under $1 million	1.00	1.01

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

Sales Charge Reductions and Waivers

Quantity discounts.   We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."

1. Cumulative quantity discount - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are Franklin Templeton fund shares registered to (or held by a financial intermediary for):

  You, individually;
  Your spouse or domestic partner, as recognized by applicable state law, and your children under the age of 21 (each a "Family Member");
  You jointly with one or more Family Members;
  You jointly with another person(s) who is (are) not Family Members if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person’s separate investments in Franklin Templeton fund shares;
  Any entity over which you or a Family Member has (have) individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a Family Member is the custodian, a trust on which you or a Family Member is the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of a Family Member] on which you or a Family Member is the authorized signer);
  A trust established by you or a Family Member as grantor.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint (for example, shares held in a different broker-dealer’s brokerage account or with a bank or an investment advisor), it is your responsibility to specifically identify those shares to your financial advisor at the time of your purchase (including at the time of any future purchase).  If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to specifically identify any cumulative quantity discount eligible shares to the Fund’s transfer agent at the time of any purchase.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your financial advisor or the Franklin Templeton funds’ transfer agent at the time of any purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available since your financial advisor and the Fund generally will not have that information.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher.  The current value of shares is determined by multiplying the number of shares by their highest current public offering price.  It is your responsibility to retain any records necessary to substantiate historical share costs because neither your current financial advisor nor the Franklin Templeton funds may have or maintain this information.

2. Letter of intent (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. It is your responsibility to tell your financial advisor when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares.  If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to tell the Fund’s transfer agent when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares.  Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

Sales charge waivers.   Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at (800) 632-2301. A list of available sales charge waivers also may be found in the SAI.

Investments of $1 Million or More

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 0.75% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see “Contingent Deferred Sales Charge (CDSC) - Class A, B & C”). The CDSC will not apply to purchases over $250 million in the High Yield Fund.

Distribution and Service (12b-1) Fees

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.10% per year and Limited Fund to pay up to 0.15%, to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - Class B
if you sell your shares within this many years after buying them	this % is deducted from your proceeds as a CDSC
1 Year	4
2 Years	4
3 Years	3
4 Years	3
5 Years	2
6 Years	1
7 Years	0

There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) - Class A, B & C"). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

Distribution and Service (12b-1) Fees

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - Class C
With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) - Class A, B & C").

Distribution and Service (12b-1) Fees

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Contingent Deferred Sales Charge (CDSC) - Class A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see “Exchanging Shares”).

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

Reinstatement Privilege

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative’s firm or your bank’s trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund’s transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A or C shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Templeton Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

Qualified Investors - Advisor Class

The following investors or investments may qualify to buy Advisor Class shares of the Fund:

  Shares acquired by a financial intermediary that has entered into an agreement with Distributors authorizing the sale of Fund shares, in connection with its mutual fund trading platform, that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company, registered investment advisor (RIA), or investment advisor with assets under management in excess of $100 million that is exempt from federal registration, that is not an affiliate or associated person of the financial intermediary. Minimum initial investment: $50,000 for individual or multiple clients.
  Shares acquired by a financial intermediary that the intermediary holds on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.
  Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.
  Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton Funds, consistent with our then-current policies. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).
  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.
  Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.
  An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customer.
  Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds."  Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.
  Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant’s firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of Franklin Resources, Inc. approves the investment.

Buying Shares

MINIMUM INVESTMENTS - CLASS A & C

Initial
Regular accounts	$ 1,000
Automatic investment plans	$ 50
UGMA/UTMA accounts	$ 100
Broker-dealer sponsored wrap account programs	no minimum
Current and former full-time employees, officers, trustees and directors of Franklin Templeton entities, and their family members	$ 100

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

Certain Franklin Templeton funds, like the other Funds in this Trust, offer multiple share classes not offered by the Federal Limited-Term Fund. Please note that for selling or exchanging your shares, or for other purposes, shares of the Federal Limited-Term Fund are considered Class A shares.

Account Application

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services"). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

Franklin Templeton Investor Services
P.O. Box 997151, Sacramento, CA 95899-7151
Call toll-free: (800) 632-2301
(Monday through Friday
5:30 a.m. to 5:00 p.m., Pacific time)
or visit us online 24 hours a day, 7 days a week,
at franklintempleton.com

Buying Shares

	Opening an account	Adding to an account
Through your investment representative	Contact your investment representative	Contact your investment representative

By Phone/Online
(Up to $100,000 per shareholder per day)
(800) 632-2301
franklintempleton.com
Note: (1) certain account types are not available for online account access and (2) the amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” under “Investor Services” for more information regarding eligibility.

If you have another Franklin Templeton fund account with your bank account information on file, you may open a new account by phone. At this time, a new account may not be opened online.

To make a same day investment, your phone order must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

Before requesting a telephone or online purchase into an existing account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, your written request must be signed by all fund and bank account owners, and each individual must have his or her signature guaranteed.

To make a same day investment, your phone or online order must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

By Mail	Make your check payable to the Fund. Mail the check and your signed application to Investor Services.

Make your check payable to the Fund. Include your account number on the check.

Fill out the deposit slip from your account statement. If you do not have a slip, include a note with your name, the Fund name, and your account number.

Mail the check and deposit slip or note to Investor Services.

By Wire (800) 632-2301 or (650) 312-2000 collect

Call to receive a wire control number and wire instructions.

Wire the funds and mail your signed application to Investor Services. Please include the wire control number or your new account number on the application.

To make a same day wire investment, the wired funds must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

Call to receive a wire control number and wire instructions.

To make a same day wire investment, the wired funds must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

By Exchange franklintempleton.com

Call Shareholder Services at (800) 632-2301, or send signed written instructions. You also may place an online exchange order. The automated telephone system cannot be used to open a new account.

(Please see “Exchanging Shares” for more information on exchanges.)

Call Shareholder Services at (800) 632-2301, or send signed written instructions. You also may place an online exchange order. (Please see “Exchanging Shares” for more information on exchanges.)

Investor Services

Automatic Investment Plan

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

Automatic Payroll Deduction

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

Automated Telephone System

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services	(800) 632-2301
Advisor Services	(800) 524-4040

Distribution Options

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

* Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton’s electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds’ prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. Of course, you can decline telephone buy, sell, or exchange privileges on your account application, or choose not to register for online privileges. If you have telephone/online privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

Note: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

Systematic Withdrawal Plan

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

Franklin Templeton VIP Services®

You may be eligible for Franklin Templeton VIP Services® if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at
(800) 632-2301 for additional information on this program.

Selling Shares

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

Selling Shares in Writing

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund, we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

  you are selling more than $100,000 worth of shares
  you want your proceeds paid to someone who is not a registered owner you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.

Selling Recently Purchased Shares

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

Redemption Proceeds

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

Selling Shares

To sell some or all of your shares

Through your investment representative

Contact your investment representative

By Mail

Send written instructions and endorsed share certificates (if you hold share certificates) to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone/Online

(800) 632-2301
franklintempleton.com

As long as your transaction is for $100,000 or less, you do not hold share certificates and you have not changed your address by phone or online within the last 15 days, you can sell your shares by phone or online. The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A check will be mailed to the name(s) and address on the account, or a pre-authorized secondary address. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

By Electronic Funds Transfer (ACH)

You can call, write, or visit us online to have redemption proceeds sent to a bank account. See the policies at left for selling shares by mail, phone, or online.

Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by all fund and bank account owners, and each individual must have his or her signature guaranteed.

If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.

By Exchange

Obtain a current prospectus for the fund you are considering. Prospectuses are available online at franklintempleton.com.

Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.

Franklin Templeton Investor Services
P.O. Box 997151, Sacramento, CA 95899-7151
Call toll-free: (800) 632-2301
(Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
or visit us online 24 hours a day, 7 days a week,
at franklintempleton.com

Exchanging Shares

Exchange privilege

Class A, B & C

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from the Limited Fund purchased prior to February 1, 2006, money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

* Class Z shareholders of Franklin Mutual Series Funds may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

Advisor Class

You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Funds.

* If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.

In certain comprehensive fee or advisory programs that hold Class A shares, at the discretion of the financial intermediary, you may exchange to Advisor Class shares or Class Z shares.

All Classes

The remainder of the “Exchanging Shares” section applies to all classes.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.

Rejected exchanges.   If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

Exchanges through financial intermediaries.   If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

Fund exchange privilege changes/waiver.   The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

Other funds' exchange privileges.   If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

Frequent Trading Policy

The Fund's board of trustees has adopted the following policies and procedures with respect to frequent trading in Fund shares (Frequent Trading Policy).

The Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as “market timing.” This type of trading activity can harm the Fund by, for example, interfering with the efficient management of the Fund's portfolio or materially increasing the Fund's transaction costs, administrative costs or taxes.

Since the Fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid ("relatively illiquid securities"), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the Fund’s NAV and the latest indications of market values for those securities. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage (please see "Fair Valuation - Individual Securities"); however, there can be no assurance that the Fund’s valuation procedures will be successful in eliminating it.

Through its transfer agent, the Fund performs ongoing monitoring of trading in Fund shares in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. The size of an investor's investments and redemptions in the Fund may also be a factor in evaluating a shareholder's trading patterns. If and when a pattern of short-term trading is identified, the transfer agent will seek to restrict or reject further short-term trading and/or take other action as described below, if in the judgment of the Fund manager or transfer agent such trading may be detrimental to the Fund.

If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in its sole discretion reasonably concludes that your pattern of trading may be detrimental to the Fund as described in this Frequent Trading Policy, the Fund may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading patterns, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the SAI).

Frequent trading through financial intermediaries.

You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.

Some financial intermediaries maintain master accounts with the Fund on behalf of their customers (“omnibus accounts”). The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the Fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the Fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.

Revocation of trades.   While the Fund reserves the right to reject any purchase order for any reason, the Fund may also revoke executed purchase orders that the transfer agent reasonably concludes in its sole discretion may have been contrary to the objectives of the Fund's Frequent Trading Policy.

Account Policies

Calculating Share Price

Class A, B & C

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

All Classes

The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund’s share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third-party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third-party pricing vendors will provide revised values to the Fund.

Fair Valuation – Individual Securities

The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Security Valuation – Municipal Securities – Matrix Pricing (Fair Valuation)

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date. Matrix pricing is considered a form of fair value pricing.

Accounts with Low Balances

If your account has been open for more than one year and its value falls below $500 ($50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (2) accounts in Class B and Class A accounts established pursuant to a conversion from Class B; (3) tax-deferred retirement plan accounts; (4) active automatic investment plan accounts; (5) broker-dealer sponsored separately managed accounts (wrap accounts); (6) accounts held through a 529 college savings program; and, (7) Coverdell Education Savings Plan accounts.

Statements, Reports and Prospectuses

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Investor Services - Telephone/Online Privileges").

Investment Representative Account Access

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

Street or Nominee Accounts

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

Joint Account Risk with Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

  Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner’s signature to redeem shares;
  Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;
  Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;
  Purchase Fund shares by debiting a bank account that may be owned by you; and
  Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

  The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
  The Fund may modify, suspend, or terminate telephone/online privileges at any time.
  The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
  The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
  Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
  In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
  For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
  You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
  To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

Dealer Compensation

Class A, B & C

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Frequent Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

	Class A	Class B	Class C
All Funds (except Federal Intermediate-Term and Federal Limited-Term Funds)
Commission (%)			1.00[1]
Investment under $100,000	4.00
$100,000 but under $250,000	2.80
$250,000 but under $500,000	2.00
$500,000 but under $1 million	1.60
$1 million or more	up to 0.75[2]
12b-1 fee to dealer	0.10[2]	0.15[3]	0.65[4]
Federal Intermediate-Term Fund
Commission (%)			1.00[1]
Investment under $100,000	2.00
$100,000 but under $250,000	1.50
$250,000 but under $500,000	1.00
$500,000 but under $1 million	0.85
$1 million or more	up to 0.75[2]
12b-1 fee to dealer	0.10[2]		0.65[4]
Federal Limited-Term Fund
Commission (%)
Investment under $100,000	2.00
$100,000 but under $250,000	1.50
$250,000 but under $500,000	1.00
$500,000 but under $1 million	0.85
$1 million or more	up to 0.75[2]
12b-1 fee to dealer	0.15[2]

1. Commission includes advance of the first year's 0.15% 12b-1 service fee. Distributors may pay a prepaid commission.

2. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

3. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

Other dealer and financial intermediary compensation.   Distributors may make payments (a portion of which may be reimbursable under the terms of the Fund's Rule 12b-1 distribution plans) to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.08% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. Any current year sales to, or assets held on behalf of, Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

Distributors and/or its affiliates may also make payments (a portion of which may be reimbursable under the terms of the Fund's Rule 12b-1 distribution plans) to certain financial intermediaries in connection with their activities that are intended to assist in the sale of shares of the Franklin Templeton mutual funds, directly or indirectly, to certain Employer Sponsored Retirement Plans. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis.

A number of factors will be considered in determining these payments, including the qualifying dealer or financial intermediary's sales, assets and redemption rates, the nature and quality of any servicing provided by the financial intermediary, and the quality of the dealer or financial intermediary's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments. These payments may be in addition to any shareholder servicing fees paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

Questions

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

Department Name	Telephone Number	Hours (Pacific time, Monday through Friday)
Shareholder Services	(800) 632-2301	5:30 a.m. to 5:00 p.m.
Fund Information	(800) DIAL BEN (800) 342-5236	5:30 a.m. to 5:00 p.m.
Retirement Services	(800) 527-2020	5:30 a.m. to 5:00 p.m.
Advisor Services	(800) 524-4040	5:30 a.m. to 5:00 p.m.
Institutional Services	(800) 321-8563	6:00 a.m. to 4:00 p.m.
TDD (hearing impaired)	(800) 851-0637	5:30 a.m. to 5:00 p.m.
Automated Telephone System	(800) 632-2301 (800) 524-4040 (800) 527-2020	(around-the-clock access)

FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

Annual/Semiannual Report to Shareholders

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone (202) 551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

One Franklin Parkway, San Mateo, CA 94403-1906 (800) DIAL BEN® (800) 342-5236 TDD (Hearing Impaired) (800) 851-0637 franklintempleton.com

Investment Company Act file #811-04149
2240	TF3 P 07/09



Franklin
Tax-Free Trust

Franklin Insured Tax-Free Income Fund

Franklin Massachusetts Tax-Free Income Fund

Franklin Michigan Tax-Free Income Fund

Franklin Minnesota Tax-Free Income Fund

Franklin Ohio Tax-Free Income Fund

STATEMENT OF ADDITIONAL INFORMATION

July 1, 2009

P.O. Box 997151, Sacramento, CA 95899-7151 (800) DIAL BEN® (800) 342-5236

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' (hereafter "the Fund") prospectus. The Fund's prospectus, dated July 1, 2009, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to Shareholders, for the fiscal year ended February 28, 2009, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call (800) DIAL BEN/
(800) 342-5236.

CONTENTS
Goals, Strategies and Risks
State and U.S. Territory Risks
Officers and Trustees
Fair Valuation and Liquidity
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
The Underwriter
Performance
Miscellaneous Information
Description of Ratings
State Tax Treatment

  Mutual funds, annuities, and other investment products:
  are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;
  are not deposits or obligations of, or guaranteed or endorsed by, any bank;
  are subject to investment risks, including the possible loss of principal.

TF1 SAI 07/09

Goals, Strategies and Risks

Unless the context otherwise indicates, the information provided with respect to each Fund (hereafter “the Fund”) is in addition to that included in the Fund’s prospectus.

In addition to the main types of investments and strategies undertaken by the Fund as described in the prospectus, the Fund also may invest in other types of securities and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies mentioned with respect to the Fund are discussed in greater detail in the section entitled "Glossary of Investments, Techniques, Strategies and Their Risks.”

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

Fundamental Investment Policies

Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Each state Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of that Fund's state.

Under normal market conditions, the Fund invests at least 80% of its total assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, under normal market conditions, each state Fund invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state.

The Fund may not:

1.  Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

2.  Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5.  Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

6.  Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7.  Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).1

8.  Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

1. Although not part of the Fund's fundamental investment restriction, consistent with SEC Staff interpretations and guidance, governments or their political subdivisions that issue tax-exempt municipal securities are not considered by the Fund to be members of any industry.

Non-Fundamental Investment Policies

Under normal market conditions, the Insured Fund invests at least 80% of its net assets in insured municipal securities. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy.

Municipal securities issued by a state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of that state. Unlike the state Funds, the Franklin Insured Tax-Free Income Fund is diversified nationally and will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

The Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require the Fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the Fund's distributions to be free from the state's personal income taxes. If the Fund's state requires this, the Fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholders of the Fund's state.

Glossary of Investments, Techniques, Strategies and Their Risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

"small portion"	less than 10%
"portion"	10% to 25%
"significant"	25% to 50%
"substantial"	50% to 66%
"primary"	66% to 80%
"predominant"	80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The Fund may invest in securities that are rated by various rating services such as Moody's Investors Service (Moody's) and Standard & Poor's (S&P®) and Fitch Ratings (Fitch).

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

Below is a description of various types of municipal and other securities that the Fund may buy. Other types of municipal securities may become available that are similar to those described below and in which the Fund also may invest, if consistent with its investment goal and policies.

  Municipal bonds have two principal classifications: general obligation bonds and revenue bonds.

General obligation bonds.   Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Revenue bonds.   The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

  Anticipation notes are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

  Bond anticipation notes are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

  Revenue anticipation notes are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

  Tax anticipation notes are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

Callable bonds   The Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact the Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower the Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond.

  Commercial paper is a promissory note issued by a corporation to finance its short-term credit needs. The Fund may invest in taxable commercial paper only for temporary defensive purposes.

Convertible zero-coupon and step coupon bonds   The Fund may invest a portion of its assets in convertible zero-coupon and step coupon bonds. Convertible zero-coupon securities have no coupon until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued. Zero-coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

  Escrow-secured or pre-refunded bonds are created when an issuer uses the proceeds from a new bond issue to buy other high grade, interest bearing debt securities, including direct obligations of the U.S. government in order to redeem (or pre-refund), before maturity, an outstanding bond issue that is not immediately callable. These high quality securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will tend to fall to its call price. The Fund’s manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.

  Mandatory tender (mandatory put) municipal securities may be sold with a requirement that a holder of a security surrender the security to the issuer or its agent for cash at a date prior to the stated maturity. On the predetermined tender date, the holder receives principal and accrued interest.

  Municipal lease obligations are created to finance the purchase of property for public use. The property is then leased to the state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

The Fund may invest in municipal lease obligations, including certificates of participation.

Because annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, the Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.

Stripped municipal securities   Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

  Tax-exempt commercial paper typically represents a short-term obligation (270 days or less) issued by a municipality.

  Tax-exempt industrial development revenue bonds are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

  U.S. government securities are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

Variable or floating rate securities   The Fund may invest in variable or floating rate securities, including variable rate demand notes, municipal inflation protected securities and auction rate securities, which have interest rates that change either at specific intervals from daily up to semiannually, or whenever a benchmark rate changes. The interest rate adjustments are designed to help stabilize the security's price or maintain a fixed spread to a predetermined benchmark. While this feature may protect against a decline in the security's market price when interest rates or benchmark rates rise, it lowers the Fund's income when interest rates or benchmark rates fall. Of course, the Fund's income from its variable and floating rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. The Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

Zero-coupon and delayed interest securities   The Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities are debt obligations that make no periodic interest payments before maturity or a specified date, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

In addition to standard purchases and sales of various municipal securities, the Fund's portfolio may also be subject to certain other characteristics and risks, and may also engage in other strategies, which, along with these risks, are described below. Should other strategies, not specifically described below, become available or attractive, the manager may engage in them so long as they are consistent with the Fund's goals and objectives.

Credit quality   All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch, Moody's, and S&P®, often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four long-term ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain high quality securities, including securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, the Fund has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of the Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having an AAA or equivalent rating.

Illiquid investments   The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Insurance   The Franklin Insured Tax-Free Income Fund invests primarily in insured municipal securities. Each State Fund may invest in insured municipal securities. Because of its historical investment policy of investing in insured municipal securities, each State Fund's portfolio presently consists primarily of insured municipal securities. Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P®. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

The Fund will only enter into a contract to buy an insured municipal security if either permanent insurance or an irrevocable commitment to insure the municipal security by a qualified municipal bond insurer is in place. The insurance feature guarantees the scheduled payment of principal and interest, but does not guarantee (i) the market value of the insured municipal security, (ii) the value of the Fund's shares, or (iii) the Fund's distributions.

Types of insurance.   There are three types of insurance: new issue, secondary and portfolio. A new issue insurance policy is purchased by the issuer when the security is issued. A secondary insurance policy may be purchased by the Fund after a security is issued. With both new issue and secondary policies, the insurance continues in force for the life of the security and, thus, may increase the credit rating of the security, as well as its resale value.

The Fund may buy a secondary insurance policy at any time, if the manager believes the insurance would be in the best interest of the Fund. The Fund is likely to buy a secondary insurance policy if, in the manager's opinion, the Fund could sell a security at a price that exceeds the current value of the security, without insurance, plus the cost of the insurance. The purchase of a secondary policy, if available, may enable the Fund to sell a defaulted security at a price similar to that of comparable securities that are not in default. The Fund would value a defaulted security covered by a secondary insurance policy at its market value.

The Fund also may buy a portfolio insurance policy. Unlike new issue and secondary insurance, which continue in force for the life of the security, portfolio insurance only covers securities while they are held by the Fund. If the Fund sells a security covered by portfolio insurance, the insurance protection on that security ends and, thus, cannot affect the resale value of the security. As a result, the Fund may continue to hold any security insured under a portfolio insurance policy that is in default or in significant risk of default and, absent any unusual or unforeseen circumstances as a result of the portfolio insurance policy, would likely value the defaulted security, or security for which there is a significant risk of default, at the same price as comparable securities that are not in default. While a defaulted security is held in the Fund's portfolio, the Fund continues to pay the insurance premium on the security but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.

The insurance premium the Fund pays for a portfolio insurance policy is the Fund expense. The premium is payable monthly and is adjusted for purchases and sales of covered securities during the month. If the Fund fails to pay its premium, the insurer may take action against the Fund to recover any premium payments that are due. The insurer may not change premium rates for securities covered by a portfolio insurance policy, regardless of the issuer's ability or willingness to meet its obligations.

Qualified municipal bond insurers.   Insurance policies may be issued by any one of several qualified municipal bond insurers. The Fund generally, under normal market conditions, buys insured municipal securities only if they are secured by an insurance policy issued by an insurer which is rated at least BBB or its equivalent by Fitch, Moody’s or S&P® at the time of purchase.

The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the Fund nor the manager makes any representations as to the ability of any insurance company to meet its obligation to the Fund if called upon to do so.

If an insurer is called upon to pay the principal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provisions of the insurance policy. After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Fund’s rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

Maturity   Municipal securities are issued with a specific maturity date -- the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short-term) to 30 years (long-term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Fund has no restrictions on the maturity of the securities it may buy or on its average portfolio maturity.

Portfolio turnover   The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for the Fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

Temporary Investments   When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the states and territories where the Fund invests.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) for the state Funds, municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. The Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. When the Fund’s assets are invested in temporary investments, the Fund may not be able to achieve its investment goal.

When-issued transactions   Municipal securities may be offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When the Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although the Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When the Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

State and U.S. Territory Risks

State   Because each state Fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the Fund's various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the Fund from historically reliable sources, but the Fund has not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

Massachusetts.   In line with the trends of the national recession, the economy of the Commonwealth of Massachusetts has slowed over the past year. Through the end of March 2009, unemployment stands at 7.8%, up from 4.7% one year ago, with most of the job losses occurring in financial services, manufacturing, leisure, and hospitality. Some of the job losses should be offset with growth in the education and health services sectors. The state's economy benefits from the high wealth level of its residents, with a median household income of $58,463 comparing favorably to the nationwide median of $50,233. Over 33% of the state's residents maintain a bachelor's degree or higher. As of 2008, the state's population is an estimated 6,497,967, marking a negligible 0.7% increase over the 2007 population of 6,449,755. The state has one of the lowest population growth rates in the nation.

The slowdown in economic activity has directly impacted the financial performance of the state. Following a very strong fiscal year 2008 in which tax revenues were up $1.14 billion over the prior year, the current projected budget shortfall for fiscal year 2009 is $1.1 billion. Much of the shortfall is the result of below budget sales tax and personal income tax receipts. The Governor's proposed plan to resolve the deficit includes: $191 million in spending cuts; $29 million in employee contributions to health care costs; $68 million in additional revenues from tax settlements; $327 million transfer from the Budget Stabilization Fund (BSF); and $533 million in federal stimulus funds for Medicaid. Revenue collections are expected to remain low through 2010, and the 2010 budget deficit is expected to amount to $3.5 million. The Governor's current plan to resolve the 2010 deficit includes some revenue enhancements, such as the elimination of certain sales tax exemptions and higher taxes on meals and hotels, along with funding cuts primarily in local aid and Medicaid spending. One-time solutions included in the 2010 budget consist of $711 million in funds from the federal stimulus package and a $585 million transfer from the BSF. The back-to-back draws on the BSF would reduce reserves to roughly $888 million by the end of 2010; nearly 38% lower than the peak level of reserves in 2007 of $2.3 billion.

Massachusetts has the one of the highest debt burdens in the nation. Net tax supported debt amounts to $29.0 billion, and debt-per-capita is $4,529 (compared with the state median of $889). As a percentage of personal income, net tax supported debt is high at 9.8% (compared with the state median of 2.6%). Much of the increase in debt over recent years is attributable to the financing of the $14.265 billion Central Artery Tunnel Project, along with sizeable issuances from the Massachusetts School Building Authority (MSBA). The MSBA is authorized to issue up to $10 billion in bonds which are secured by a dedicated, one-cent portion of state sales tax revenues, and to-date, roughly $4 billion of that has already been issued. Through 2013, authorized debt issuance for capital projects amounts to $8.9 billion and the unfunded pension liability is estimated at $12.1 billion. The commonwealth has implemented a debt management plan, whereby annual debt service cannot exceed 8% of annual revenues in any given year.

Moody’s and S&P® maintain long-term credit ratings on the state of Aa2 and AA, respectively.

Michigan.   While Michigan's economy has expanded into the tourism and agriculture sectors, the manufacturing sector is still the largest income producing industry. Michigan relies heavily on the performance of its durable goods manufacturing sector, especially on its cyclical auto industry. The state's reliance on manufacturing makes Michigan's economy more volatile than the economies of more diverse states. High unemployment remains a key issue for the state and the Economic Stabilization Fund, which was set up to assist the state in balancing its budget, has been largely depleted. The state's general obligation debt is rated AA- by S&P and Aa3 by Moody's.

Michigan's protracted economic slump has caused total employment to decline for the eighth consecutive year. The state's unemployment rate continues to exceed the national average due to the declining share of the Big 3 automakers, productivity gains in the vehicle industry, weak manufacturing performance, deteriorating credit markers, as well as the sharp decline in housing market and consumer spending. Since the peak in June 2000, Michigan has lost approximately 520,000 jobs. As of September 2008, the state's unemployment rate of 8.9% was 2.7% higher than the national average of 6.2%. Economic recovery is increasingly dependant on the federal government’s stimulus and eventual reorganization of the Big 3 automakers.

The state once again faced budget challenges that resulted in budget amendments and appropriation reductions, and new revenue measures during fiscal year 2008. Michigan raised its income tax to 4.35% in 2007 and put in place the Michigan Business Tax on January 1, 2008. All three of the state's major governmental funds closed with a positive fund balance, totaling $1.5 billion in fiscal year 2008. The total general fund balance increased $309 million (31.5%) to $1.29 billion in fiscal year 2008 as a result of controlled spending and higher than expected general purpose tax revenues. The unreserved balance also expanded another $201 million bringing the balance up to $458 million in fiscal year 2008. School Aid Fund reported a reserve balance of $247 million while the Economic Stabilization Fund had an unreserved balance of $2.2 million in fiscal year 2008. The challenging economic conditions and structural imbalances have required fund transfers to assist the state in balancing its budget and prevented the replenishment of reserves.

Although the state also has been able to maintain its traditionally low debt levels, ranked 31st for debt per capita and 29th for debt to income according to Moody’s 2008 State Debt Medians Report, contingency debt continues to rise through the Michigan Qualified School Bond Loan Fund Program. Under this program, schools can issue debt, which carries the full faith and obligation of the State of Michigan. As of September 30, 2008, the principal amount of qualified school bonds outstanding increased to $14.0 billion. Total debt service requirements on these bonds including interest is approximately $1.4 billion in 2009. The amount of loans by the state related to qualified local school district bonds under the program is $720.1 million as of September 30, 2008. The state's contingent debt exposure will need to be carefully managed to help maintain the state's financial stability.

Minnesota.   Although Minnesota successfully rebuilt its balance sheet and improved its financial operations after the 2001 national economic slowdown, the state must now deal with the current economic recession that continues to weaken the housing and labor markets. Fortunately, conservative financial policies, a broad-based economy, a manageable debt burden, and substantial budgetary reserve funds have allowed the State of Minnesota to maintain a strong credit rating of AAA by Standard and Poor's and Aa1 by Moody's.

Minnesota's employment mix generally represents that of the U.S. in aggregate, except for a slight concentration in the industrial machinery, paper, and food industries. The Minneapolis-St. Paul metropolitan area anchors the state's economy. At this time, Minnesota's economy is slumping just like the rest of the nation. Minnesota lost 75,000 non-farm jobs in the twelve-months ending January 2009 and job growth is not expected to return until early 2010. Meanwhile, the state's unemployment rate increased to 7.6% in January 2009, up from 4.5% in early 2008. Future employment and personal income levels in Minnesota are expected to lag the national average due to the continued weakness in the housing, manufacturing, transportation and government sectors.

In 2008, the slowing economy started to negatively impact financial operations for the State of Minnesota. Minnesota reported an unreserved general fund balance of $689 million at June 30, 2008, a significant decrease compared to the $1.124 billion reported for the fiscal year-ending June 30, 2007. According to a February 2009 forecast from the Minnesota Department of Finance, the state is still projecting to end the 2008/2009 biennium with a surplus balance of $236 million, but has also depleted its budget reserve account. Unfortunately, the 2010/2011 biennium budget projects a shortfall of $4.6 billion as recent forecasts show decreased tax revenues caused by the deteriorating economy. The State of Minnesota hopes to solve this budgetary imbalance by slashing spending, reducing aid to local governments, using one-time sources (tobacco bonds, etc), and receiving help from the federal stimulus package. The state also maintains $350 million in a cash flow account.

Ohio.   With a sizeable manufacturing base and high employment in trade, transportation, and utilities, Ohio tends to be more sensitive to economic shifts than most other states. As a result, the recent economic downturn has had a particularly harsh impact on Ohio's economy. The state recently reported an unemployment rate of 9.7%, which was well above the national average of 8.5%. Ohio's per capita income was about 10% below the national average in 2008. Total employment has decreased 4.3% over the past twelve months, including an 11.9% decrease in construction jobs and a 13.1% decrease in manufacturing jobs.

Ohio has maintained good credit ratings (Aa1/AA+) due to strong fiscal management. The state has a mechanism that allows the governor to withhold expenditures in order to maintain a balanced budget, and the governor has made use of this power in recent years. Ohio also maintains a budget stabilization fund (BSF) capped at 4% of the general fund revenue for the preceding year. The fund had an approximate balance of $1.0 billion at the end of fiscal year 2008. However, Governor Ted Strickland has announced that he will use the BSF to balance the state's budget over the next two years.

The state ended fiscal year 2007 with a general fund balance of $216 million, down from $683 million at the end of fiscal year 2006. Tax cuts were expected to cause a decrease in revenue in fiscal year 2008 and fiscal year 2009, but official results have yet to be released. Early indicators show that general fund revenues decreased by approximately 2.0%. General fund expenditures, on the other hand, were expected to increase by roughly 2.3%.

The Office of Budget and Management (OBM) recently released its budget for fiscal year 2010 and fiscal year 2011. General fund revenues are expected to increase marginally in fiscal year 2010, with a more sizeable increase projected for fiscal year 2011. This two-year budget anticipates notable increases in federal grants and stimulus. general fund expenditures are also expected to increase significantly in fiscal year 2011 after a small increase in fiscal year 2010. The State's budget for health and human services is particularly high in fiscal year 2011. It's unlikely that Ohio will be able to support this level of spending unless revenues increase as expected.

The Office of Budget and Management (OBM) has been closely monitoring the state's major revenue sources and in January 2008 reduced its general fund revenue projections by $172 million for fiscal 2008 and $385 million for fiscal 2009. The reduced revenue forecast and increased cost forecast (particularly for Medicaid) created a projected budget deficit for the current 2008-2009 biennium of $733 million. In response, the Governor subsequently issued an executive order directing expenditure reductions totaling over $500 million. Based on the expenditure reductions, the OBM is now projecting a positive general fund balance at the end of fiscal years 2008 and 2009.

U.S. Territories   Since the Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect the Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Fund may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Fund from historically reliable sources, but it has not been independently verified by the Fund.

Puerto Rico.   The Commonwealth of Puerto Rico is the fourth largest island in the Caribbean and an estimated 3.9 million people call it home. Puerto Rico's economy has traditionally tracked that of the U.S. mainland. However, Puerto Rico entered its own recession about two years prior to the mainland entering its recession. Tourism, an important component of the Puerto Rican economy, had improved in late 2007 and early 2008. However, with the U.S. in recession, tourism is expected to slow which will likely have a negative effect on the economy and tax revenues. Hotel occupancy rates dropped from 64% in December 2007 to 59% in December 2008. The Commonwealth has recently opened a new convention center, which it hopes will likely attract new business and continue to improve tourism. Since 2002, the Commonwealth reports its economy has been expanding at a moderate annual rate of 2.3%, but over the past three years, several key economic indicators have begun to indicate a significant slowing of activity. In February 2009, the Planning Board lowered its real gross national product forecast to a decline of 2.5% in 2008 followed by a decline of 3.4% in 2009 and another decline of 2.0% in 2010. It is possible this will be further revised downward.

The island's unemployment rate dropped from 13.6% in 1998 down to an average of 10.6% as of 2005, 11.7% 2006 and 11.2% in 2007. As of June 30, 2008, unemployment was 10.9% before growing to 14% in February 2009. The largest employment sectors include government (29%), services (30%), trade (16%) and manufacturing (10%). The manufacturing sector has undergone some major changes as pharmaceuticals, biotechnology and technology became growth areas. However in the past year, Puerto Rico has seen several large pharmaceutical companies leave for lower-cost areas outside the Commonwealth, further weakening the economy. Pharmaceutical manufacturing employment declined 18% from fiscal years 2006-2008.

The Commonwealth's financial stresses continue. Its financial situation reached a low point in May 2006, when the government disclosed a significant budget gap of $738 million for the then current fiscal year. After a political impasse on how to handle the deficit, the Governor ordered the closing of certain non-essential government offices and schools due to the lack of money available for operations on May 1, 2006. During the shutdown, the Governor and legislative leaders were unable to agree on a loan from the Government Development Bank of Puerto Rico (GDB) and what sources would be used for repayment. After an impasse, a four-person commission of non-elected citizens was charged with resolving the fiscal crisis. The commission decided on a special 1% sales tax to repay the GDB loan, and the sales tax was expected to be part of a larger sales tax that could generate a net $300-$400 million for the general fund. Employees went back to work on May 15, 2006. After much political wrangling, including taking the sales tax to court, the legislature and Governor were able to agree on a sales tax rate, agree on spending reductions and enable a loan from the GDB.

The government was able to agree on a fiscal year 2007 budget (it did not have a budget agreement in fiscal year 2006). The key component of the budget was implementation of a sales tax which occurred on November 15, 2006. At the same time the general excise tax was repealed. The 7% sales tax is divided with 4.5% going to the Commonwealth's general fund, 1.5% to local municipalities and 1% for funding repayment of debt. The budget was passed with the gap closed using spending decreases, the sales tax, a debt refinancing and an expected improvement in the economy.

Fiscal year 2008 expenditures for the Commonwealth came in at $9.05 billion, just below budgeted expenditures of $9.23 billion. Revenues were well below budgeted amounts; collections were reported at $8.2 billion, almost $800 million below budgeted revenues of $9 billion. The gap was closed with one-time measures including: Federal funds recovery, debt service refinancing, cash management measures including holding back payments to vendors, and the sale of government properties ($150 million). Revenues were approximately $600 million, or 7%, below 2007 levels.

When the fiscal year 2009 budget was passed, it projected $8.488 billion in revenues and $9.484 million in expenditures. The $1 billion difference was projected to come from a sale of tax receivables that never occurred. Combined with a rapidly slowing economy, revenues began to underperform, putting the budget further out of balance.

In November 2008, the people of Puerto Rico elected a new governor, Luis Fortuño. Soon after the election, he put together an Advisory Council charged with evaluating and offering recommendations relating to the economy and financial position of the Commonwealth. The preliminary report was released on December 19, 2008 and updated again in January 2009. It identified a budget and cash deficit that has growth to $3.2 billion for fiscal year 2009. Expenditures are expected to be $10.999 billion with only $7.6 billion in revenues available. Revenues are expected to decline $887 million or 10.5% from budget and expenditures are expected to grow $1.515 billion or 16% over budget. Year-over-year, corporate taxes are down 11%, withholding taxes are down 9.9% and sales taxes are down 7.1%. Of the spending increases, $500 million is attributed to the government's health insurance plan, $750 million in accounts payable (vendor payments) and $265 million in other spending items, including debt service.

To close this gap, the governor has announced a Reconstruction Plan. The Financial Reconstruction Plan consists of expense reductions and government efficiency, tax enforcement, revenue enhancements and other financial measures. The Economic Reconstruction Plan includes both the Federal and a Local Stimulus Package, increased public-private partnerships and an Economic Development Supplemental Stabilization Plan. One of the keys to this plan is the issuance of up to $4 billion in sales tax secured bonds which the Commonwealth hopes to issue in the first half of 2009.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to U.S. states, this is partly explained by the fact that Puerto Rico generally centralizes the majority of its debt issuance at the territory level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. Puerto Rico continues to maintain a large unfunded pension liability of almost $10 billion that risks running out of money as early as 2014. The Commonwealth issued pension obligation bonds in early 2008, which will help but will not solve the pension issues. The bonds are secured by future employer contributions. Future pension related debt is expected.

S&P® rates Puerto Rico's general obligation debt at BBB-, with a stable outlook. Moody's rates the island's general obligation debt to Baa3, and it maintains a stable outlook.

Puerto Rico will continue to face challenges from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code. This section had given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives had helped drive Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that had benefited from these incentives provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The Section 936 incentives were phased out over a 10-year period ending in 2006. In fiscal year 2007, manufacturing provided 41% of Puerto Rico's gross domestic product and 10% of non-farm payroll employment.

Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit position.

Guam.   The island of Guam has an estimated population of 173,000. Its economy is driven by tourism and U.S. Military activity. The government of Guam also receives significant support from the U.S. Treasury. Japan accounts for a substantial amount of Guam's tourism (78% of visitors), which makes the island's economy very sensitive to fluctuations in the Japanese economy. Economic weakness in Japan and other parts of Asia has had a negative impact on Guam tourism. Combined with a typhoon in 1997, a super-typhoon in 2002, September 11, 2001 ("9/11"), SARS and the war in Iraq, tourism declined in the early to mid-part of this decade. However, tourism has seen improvement in recent years, helped by favorable weather and a steadying Japanese economy. In August 2007, visitor arrivals hit the highest mark since 9/11 and calendar year 2007 arrivals increased 1.1% from 2006. However, since then, arrivals have dropped off which Guam attributes to the global recession. In 2008, visitors declined 3.6% from 2007 with a 7% drop projected for 2009.

Employment has been quite volatile on Guam since 1998. Total employment reached a peak of 62,350 in March of 1999. Small increases followed in 2000 and 2001, but then employment fell by nearly 10% in early 2002. Employment has slowly increased during the past four years, reaching 58,310 in June 2008. Unemployment rates remain high and was 8.3% in September 2007, the last time it was calculated by the U.S. Bureau of Labor Statistics.

The U.S. Military presence on Guam has always been a positive contributor to the economy. Its strategic location close to Asia has increased its importance in the overall military strategy of the U.S. As a result, the U.S. government is in the process of a significant buildup of personnel and facilities on Guam. The Marines are planning on relocating some 8,000 Marines and their 9,000 dependents to Guam from Okinawa, Japan by 2014, and the U.S. Navy has stationed several submarines and carrier strike forces on the island. This planned growth requires a substantial amount of new facilities, upgrades to existing facilities and infrastructure improvements, possibly totaling as much as $10 billion. The short- and long-term implications of this growth are expected to be positive.

Guam's overall financial condition has deteriorated due to a slew of misfortunes and mismanagement. Natural disasters, the economic crisis in Japan, and the events of 9/11 have all contributed to Guam's financial hardship. Guam has seen negative financial results for most of the past decade. As a result, its fiscal year 2007 accumulated deficit had grown to almost $523 million. Guam has seen some recent improvement in its financial condition. Guam was able to post a small surplus in fiscal year 2007 and another is projected for fiscal year 2008. This is a step in the right direction for Guam, but its accumulated deficit is still huge. Guam's fiscal year 2009 budget is balanced, but the recent weakness in tourism could make it more difficult to achieve its budget. It has a large unfunded liability in its pension fund and a large liability to its residents for unpaid tax refunds. The government issued debt in 2007 to fund some of these liabilities, restructure debt and pay debt service on current obligations for which cash was not available. Guam has identified several steps that can be taken to improve its financial condition, but successful implementation is uncertain. The expected economic boost from the military buildup could also improve the territory's financial picture, but it is unclear whether Guam will be able to erase this deficit in the foreseeable future.

As of April 2009, S&P has assigned a rating of B+ to Guam's general obligation debt with a stable outlook.

Mariana Islands.   The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is currently $3.70 per hour below the U.S. level. Immigration from various Asian countries, however, has provided inexpensive labor resources for the islands' industries over the last several decades. Foreign workers have accounted for approximately four times the number of indigenous workers.

It is estimated that the garment industry contributes about 30% of general fund expenditures compared to 40% just a few years ago and was expected to decline further in 2008. The decline is largely a result of the elimination of quota restrictions for World Trade Organization members in 2005. The export value of the industry dropped 13% in 2005, 26% in 2006 and an estimated 10% drop in 2007. Employment in the industry has dropped from 17,000 workers in 2001 to about 7,000 in 2007, and the number of factories has dropped from 34 to 16 over the same period. There is also additional legislation being considered in Congress that could negatively affect this industry further if passed, including implementation of the federal minimum wage rate in the Commonwealth of the Northern Mariana Islands (CNMI) and the implementation of federal immigration laws in the islands. The CNMI gross business revenues were $1.4 billion in 1993, then increased to a high of $2.6 billion in 1997. Gross business revenues have since declined to $1.3 billion for 2006.

The tourism industry is the other large contributor to the CNMI economy. Tourism, which is largely driven by trends in Asia, is estimated to account for up to 35% of the economy. Visitors to the islands have declined over the last several years from 694,888 in 1997 to 459,458 in 2003 and 435,494 in 2006. Arrivals declined another 22% in 2007. The decline is a result of many factors including the weakening of the Asian economy, SARS, the war in Iraq and most recently the reduction in flights available from Japan to CNMI. But since 2007, the number of flights from Japan has doubled from two to four which has helped improve visitor numbers. As of October 2008, arrivals were up 8.7% from the same period in 2007. Japan alone had a 29% increase in this same period. However, visitor arrivals slowed in the final quarter of the year and its 2008 total arrivals were 2% above 2007. The CNMI is trying to diversify its visitor profile and is working closely with Chinese officials to open up this channel and is currently seeing strong growth from Korea and Russia.

The CNMI financials have been in a deficit position since 1994. The most recent audited financial statement is from 2007 and it identified a $218 million negative unreserved fund balance which is more than annual revenues.

The population of all the islands combined was estimated at 82,500 in 2006, a 19% increase from the 2000 census.

As of April 2009, Moody's rates the Commonwealth Ba3 and S&P rates it B+.

U.S. Virgin Islands.   Approximately 112,000 people reside in the U.S. Virgin Islands, which include 70 small islands and cays. While the unemployment rates climbed across the U.S. in 2008, the U.S. Virgin Islands maintained a fairly steady unemployment rate. At the end of 2008, U.S. Virgin Islands reported an unemployment rate of 6%. Wealth levels remain significantly below those realized in the United States, although per capita income has been increasing steadily. The economy of the U.S. Virgin Islands is driven by tourism, which typically accounts for about 80% of gross domestic product and a significant share of employment. The local tourism industry was hit hard after the events of 9/11, but tourism activity experienced a modest recovery beginning in 2004. The majority of the islands' visitors arrive via cruise ships, and total cruise ship arrivals increased 11.9% in 2004. Total cruise ship arrivals decreased slightly in 2005 and 2006 and increased marginally in 2007. Air arrivals reached an all-time high in 2005 before decreasing slightly in 2006. Total air arrivals increased 3.4% in 2007. Taking both air and cruise arrivals into account, tourism activity increased 1.4% in 2007. Hotel occupancy rates have been above 60% since 2004, including average rates of 60.6% in 2006 and 64.6% in 2007. In the five years prior to 2004, hotel occupancy had ranged between 55% and 58%. Private sector jobs comprise 72.4% of all non-farm jobs, led by leisure & hospitality services and trade. Manufacturing represents approximately 5.0% of employment, and construction represents about 7.5%.

The U.S. Virgin Islands government carries a large public sector payroll and taxes continue to account for a huge share of general fund revenues. In fiscal year 2006, taxes represented 91.9% of revenues. Recent financial performance has improved significantly following numerous years of budget imbalances. The U.S. Virgin Islands government faced a cash-flow crisis at the end of fiscal year 2002 due to the slumping economy and lower tax receipts. In fiscal year 2003, the government reduced its operating deficit from $164.4 million to $109.8 million, and used transfers and bond anticipation notes to increase the general fund balance by $68.3 million. Financial results continued to be positive in fiscal year 2004 and fiscal year 2005. In fiscal year 2004, the general fund balance increased by more than $30 million, and an additional increase of $52.4 million was achieved in fiscal year 2005. By the end of fiscal year 2005, the general fund balance had reached $180.1 million. The government nearly eliminated its operating deficit in fiscal year 2006, and the surplus after transfers reached $110.8 million. By the end of fiscal year 2006, the general fund balance had reached $228 million, which equals 32.2% of expenditures. Expenditures remain extremely high, and the government payroll continues to grow. Securitized tax revenues have been sufficient to cover debt service and supplement the general fund, and the fund balance should remain strong under these conditions. Financial results for fiscal year 2007 are not available at this time.

In October 1999, the government and the U.S. Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. In recent years, the government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting health care costs, hiring freezes, and a reduction in overtime.

Policies and procedures regarding the release of portfolio holdings   The Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable U.S. registered fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Fund's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Fund's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as the Fund's top 10 holdings, may be released monthly, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for the Fund, that is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Fund's Chief Compliance Officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund, and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets. In addition, should the Fund process a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

The specific entities to whom the Fund may provide portfolio holdings in advance of their release to the general public are:

  Bloomberg, Capital Access, CDA (Thomson Reuters), FactSet, Fidelity Advisors, Standard & Poor's, Vestek, and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end.
  Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, including: Custodian Bank: The Bank of New York Mellon; Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel: Bleakley, Platt & Schmidt, LLP; Proxy Voting Services: Glass, Lewis & Co. and RiskMetrics Group; Brokerage Analytical Services: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; Financial Printers: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Asset Finance Limited, the financing company for Fund B share sales, a 49% owned subsidiary of Franklin Resources, Inc. (Lightning), receives portfolio holdings information on a weekly basis, with no time lag.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

  The recipient agrees to keep confidential any portfolio holdings information received.
  The recipient agrees not to trade on the non-public information received.
  The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

In connection with the provision of portfolio holdings information to Lightning, Lightning may utilize such information to construct a "global hedge" to lessen its exposure to market fluctuations with respect to the fees it receives in connection with the financing of the Fund's Class B shares. The global hedge is not specific to the Fund but rather is constructed with respect to the aggregate portfolio of securities underlying all funds, including funds within Franklin Templeton Investments as well as funds in other investment company complexes for which Lightning provides Class B share financing. The global hedge can be comprised of a number of financial instruments, including futures contracts, swaps, index shares, exchange-traded funds and, in limited circumstances, individual stocks. In its confidentiality agreement with Franklin Templeton Investments, Lightning has agreed to keep confidential any portfolio holdings information it receives from the Fund and also has agreed not to purchase or sell or sell short any individual stocks held by the Fund based on such portfolio holdings information. If other funds for which Lightning provides financing have supplied Lightning with portfolio holdings information, and such holdings include individual stocks that are also included in the list of portfolio holdings supplied by the Fund, it is possible that the global hedge constructed by Lightning may include individual stock transactions based on such other funds' holdings of a particular stock, but not based on the Fund's holdings of that stock. Lightning does not seek to profit from the global hedge, does not invest in Fund shares, and has established precautionary measures so that its personnel may not use the Fund's portfolio information for the purpose of trading in Fund shares or for any other unauthorized trading. Although neither the Fund nor any Franklin Templeton entity receives compensation in connection with the provision of portfolio holdings information to Lightning, because Franklin Resources is an affiliate of Lightning, to the extent that Lightning's global hedge is successful, Franklin Resources may receive an indirect economic benefit from the global hedge and, consequently, from the release of portfolio holdings information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Fund's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Fund, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Fund. To mitigate such risks, such information may only be disclosed for portfolio analytics, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager agrees to maintain such information as confidential, including limiting the dissemination of such information within its organization, and prohibits the offshore adviser from purchasing or selling any portfolio securities based on any information contained in the information received, trading against any U.S. registered Franklin or Templeton fund, including the Fund, or knowingly engaging in any trading practices that are adverse to any such Fund or its shareholders or trading in shares of any Fund.

Certain F-T Managers serve as investment advisers to privately placed funds that are exempt from registration. Some of these funds invest in portfolios of securities that, in the aggregate, are substantially similar to the holdings of a U.S. registered Fund. In those instances, release of holdings information regarding the private funds is subject to the restrictions imposed by the policy. In other cases, unregistered private funds may have portfolio holdings that are not, in the aggregate, substantially similar to the holdings of a U.S. registered Fund. Under such circumstances the release of portfolio holdings information to a client or potential client of the private fund is permissible but is conditioned upon the client’s execution of a non-disclosure agreement whereby it agrees to limit its use of such information.

In addition, some F-T Managers serve as investment managers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to separate accounts, and as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex. Such trusts, pooled funds, accounts and other funds (collectively, "other accounts") are not subject to the Fund's portfolio holdings release policy. However, in some instances the portfolio holdings of such other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Fund. In the case of bank commingled trusts, Canadian institutional pooled funds and representative or model separate account information, to mitigate risks that such portfolio holdings information may be used to trade inappropriately against a mutual fund, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Fund discloses its portfolio holdings.

The Fund's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Fund's board of trustees, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

Officers and Trustees

The Trust has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

Independent Board Members
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1984	135	Bar-S Foods (meat packing company).
Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Robert F. Carlson (1928) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	112	None
Principal Occupation During Past 5 Years:
Retired; and formerly, Vice President, senior member and President, Board of Administration, California Public Employees Retirement Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	112	Chevron Corporation (global energy company) and ICO Global Communications (Holdings) Limited (satellite company).
Principal Occupation During Past 5 Years:
Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	135	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

Frank W.T. LaHaye (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1984	112	Center for Creative Land Recycling (brownfield redevelopment).
Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	135	Hess Corporation (exploration and refining of oil and gas) and Sentient Jet (private jet service).
Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	143	None
Principal Occupation During Past 5 Years:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	112	None
Principal Occupation During Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Senior Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held
Charles B. Johnson[2] (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1984 and Chairman of the Board since 1993	135	None
Principal Occupation During Past 5 Years:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Gregory E. Johnson[3] (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	91	None
Principal Occupation During Past 5 Years:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President - AML Compliance	Chief Compliance Officer since 2004 and Vice President - AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since March 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since March 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since March 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer - Investment Management	President since 1993 and Chief Executive Officer - Investment Management since 2002	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 29 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

1. We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

2. Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

3. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

The Trust's independent board members constitute the sole independent board members of 27 investment companies in the Franklin Templeton Investments complex for which each independent board member currently is paid a $232,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at regularly scheduled board meetings, a portion of which is allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held Board meetings. The Trust's lead independent trustee is paid an annual supplemental retainer of $25,000 for services to such investment companies, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. John B. Wilson, who serves as chairman of the Audit Committee of the Trust and such other funds receives an additional fee of $40,000 per year, a portion of which is allocated to the Trust. Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting. The following table provides the total fees paid to independent board members by the Trust and by other funds in Franklin Templeton Investments.

Name	Total Fees Received from the Trust ($)[1]	Total Fees Received from Franklin Templeton Investments ($)[2]	Number of Boards in Franklin Templeton Investments on which Each Serves[3]
Harris J. Ashton	20,218	517,760	41
Robert F. Carlson	20,160	318,718	27
Sam Ginn	20,160	300,303	27
Edith E. Holiday	20,856	514,000	41
Frank W.T. LaHaye	21,348	321,000	27
Frank A. Olson	21,365	493,000	41
Larry D. Thompson	20,160	486,765	43
John B. Wilson	28,639	387,060	27

1. For the fiscal year ended February 28, 2009.

2. For the calendar year ended December 31, 2008.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Fund on December 31, 2008.

Independent Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Harris J. Ashton	Insured Fund Over $100,000	Over $100,000
Robert F. Carlson	None	Over $100,000
Sam Ginn	None	Over $100,000
Edith E. Holiday	None	Over $100,000
Frank W.T. LaHaye	None	Over $100,000
Frank A. Olson	None	Over $100,000
Larry D. Thompson	None	Over $100,000
John B. Wilson	None	Over $100,000

Interested Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Charles B. Johnson	None	Over $100,000
Gregory E. Johnson	None	Over $100,000

Board committees   The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust: Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson and John B. Wilson. The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board members by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-7151 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended February 28, 2009, the Audit Committee met six times; the Nominating Committee met once.

Fair Valuation and Liquidity

The Fund's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Fund's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

Management and Other Services

Manager and services provided   The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Management fees   Prior to January 1, 2008, the Fund paid the manager a fee equal to an annual rate of:

  0.625% of the value of net assets up to and including $100 million;
  0.500% of the value of net assets over $100 million and not over $250 million;
  0.450 %of the value of net assets over $250 million and not over $10 billion;
  0.440% of the value of net assets over $10 billion and not over $12.5 billion;
  0.420% of the value of net assets over $12.5 billion and not over $15 billion;
  0.400% of the value of net assets over $15 billion and not over $17.5 billion;
  0.380% of the value of net assets over $17.5 billion and not over $20 billion;
  0.360% of the value of net assets over $20 billion.

Effective January 1, 2008, the Fund pays the manager a fee equal to an annual rate of:

  0.625% of the value of net assets up to and including $100 million;
  0.500% of the value of net assets over $100 million and not over $250 million;
  0.450% of the value of net assets over $250 million and not over $7.5 billion;
  0.440% of the value of net assets over $7.5 billion and not over $10 billion;
  0.430% of the value of net assets over $10 billion and not over $12.5 billion;
  0.420% of the value of net assets over $12.5 billion and not over $15 billion;
  0.400% of the value of net assets over $15 billion and not over $17.5 billion;
  0.380% of the value of net assets over $17.5 billion and not over $20 billion; and
  0.360% of the value of net assets in excess of $20 billion.

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended February 28, 2009, February 29, 2008 and February 28, 2007, the Fund paid the following management fees:

	Management Fees Paid ($)
	2009	2008	2007
Insured Fund	9,937,201	9,968,761	9,188,497
Massachusetts Fund	2,636,165	2,625,460	2,551,776
Michigan Fund	7,210,338	6,811,004	6,603,604
Minnesota Fund	3,332,564	3,008,805	2,918,939
Ohio Fund	6,291,067	5,680,110	5,309,875

Portfolio managers   This section reflects information about the portfolio managers as of February 28, 2009.

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million) [1]	Number of Other Pooled Investment Vehicles Managed	Assets of Other Pooled Investment Vehicles Managed (x $1 million)	Number of Other Accounts Managed	Assets of Other Accounts Managed (x $1 million)
James Conn	10	8,039.5	0	N/A	0	N/A
John Pomeroy	8	8,521.6	0	N/A	0	N/A
Francisco Rivera	7	15,691.1	0	N/A	0	N/A

1. These figures represent registered investment companies other than the Funds that are included in this SAI.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.   The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.   The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary   Each portfolio manager is paid a base salary.

Annual bonus   Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Non-investment performance. The more qualitative contributions of the portfolio manager to the manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation   Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Fund shares.   The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
James Conn	None
John Pomeroy	None
Francisco Rivera	None

Administrator and services provided   Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees   The manager pays FT Services a monthly fee equal to an annual rate of:

  0.15% of the Fund's average daily net assets up to $200 million;
  0.135% of average daily net assets over $200 million up to $700 million;
  0.10% of average daily net assets over $700 million up to $1.2 billion; and
  0.075% of average daily net assets over $1.2 billion.

For the last three fiscal years ended February 28, 2009, February 29, 2008 and February 28, 2007, the manager paid FT Services the following administration fees:

	Administration Fees Paid ($)
	2009	2008	2007
Insured Fund	2,195,618	2,196,710	2,067,502
Massachusetts Fund	745,839	742,747	720,525
Michigan Fund	1,736,902	1,669,509	1,634,722
Minnesota Fund	952,710	857,551	830,536
Ohio Fund	1,588,490	1,479,372	1,400,982

Shareholder servicing and transfer agent   Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

Custodian   The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

Independent Registered Public Accounting Firm   PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.

Portfolio Transactions

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

For the last three fiscal years ended February 28, 2009, February 29, 2008 and February 28, 2007, the Fund did not pay any brokerage commissions.

As of February 28, 2009, the Fund did not own securities of their regular broker-dealers.

Distributions and Taxes

Multiclass distributions   The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

Distributions of net investment income   The Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

Exempt-interest dividends.   By meeting certain requirements of the Internal Revenue Code (Code), the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of any state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors or for residents of states other than the state in which the Fund primarily invests.

Corporate shareholders should be advised that these personal income tax rules may not apply to them and that these exempt-interest dividends may be taxable for state franchise or income tax reporting. They should consult with their tax advisor concerning the application of these rules to their state tax reporting.

Taxable income dividends.   The Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends the Fund pays from this income are taxable to you as ordinary income. Because the Fund invests primarily in tax-exempt debt securities, it does not anticipate that any of its dividends will be treated as qualified dividends subject to reduced rates of federal taxation for individuals.

Distributions of capital gains   Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund (in excess of any available capital loss carryovers) generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (0% for individuals in the 10% and 15% federal income tax brackets). These reduced rates of taxation of capital gain dividends and net long-term capital gains are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date. If these rates do sunset at the end of 2010, the rates for taxation of net capital gains that were in effect prior to these changes, including provisions for the taxation of five-year gains, will again be effective for 2011 and later years.

Information on the amount and tax character of distributions   The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable or tax-exempt income, or interest income that is a tax preference item when determining your federal alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December to shareholders of record in such month but paid in January are taxable to you as if paid in December.

Election to be taxed as a regulated investment company   The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board of trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements   To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

  98% of its taxable ordinary income earned during the calendar year;
  98% of its capital gain net income earned during the 12-month period ending October 31; and
  100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales of Fund shares   Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

For Funds with Class B shares, the automatic conversion of these shares to Class A shares in the same Fund will be tax-free for federal income tax reporting purposes. You should talk to your tax advisor regarding the state and local tax consequences of this or any other conversion of shares.

Sales at a loss within six months of purchase.   If you sell or exchange Fund shares that you owned for six months or less:

  any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund.

Wash sales.   All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Deferral of basis. (Class A only)   In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
  You sell some or all of your original shares within 90 days of their purchase, and
  You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Under recently enacted provisions of the Energy Improvement and Extension Act of 2008, the Fund’s administrative agent will be required to provide you cost basis information on the sale of your Fund shares, subject to certain exceptions. This new cost basis reporting requirement is effective for Fund shares purchased on or after January 1, 2012. Information about cost basis reporting for Franklin Templeton Funds is available online at franklintempleton.com (under the Fund’s Tax Information) or through a Customer Service Representative at Franklin Templeton Investments at (800) DIAL BEN / (800) 342-5236.

Tax certification and backup withholding   Tax laws require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

  provide your correct Social Security or taxpayer identification number, certify that this number is correct,
  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

If you fail to meet any of these certification requirements, you will be subject to backup withholding at a rate of 28% on any reportable payments that you receive from the Fund, including any exempt-interest dividends (even though this income is not subject to regular federal income tax), taxable ordinary and capital gain dividends, and any redemption proceeds on the sale of your Fund shares.

Non-U.S. investors have special U.S. tax certification requirements. See the section below entitled "Tax certification and backup withholding as applied to non-U.S. investors."

Dividends-received deduction for corporations   For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the Fund's income primarily is derived from investments earning interest rather than dividend income, generally none of its income dividends will be eligible for the corporate dividends-received deduction.

Qualified dividend income for individuals   For the same reason, none of its distributions are expected to be qualified dividends eligible for federal taxation of individuals at long-term capital gain rates.

Investment in complex securities   The Fund may invest in securities issued or purchased at a discount, such as zero-coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.

Treatment of private activity bond interest   Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code. Private activity bond interest could subject you to or increase your liability under the federal alternative minimum tax, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.

Prior to the American Recovery and Reinvestment Act of 2009 (“Recovery Act”), interest on all tax-exempt private activity bonds (other than certain tax-exempt housing bonds issued after July 30, 2008) was considered an item of tax preference, and a portion of the interest earned on tax-exempt obligations was includable in the alternative minimum taxable income of corporations. Under the Recovery Act, for bonds issued between December 31, 2008 and January 1, 2011 (i) the interest on tax-exempt private activity bonds is not an item of tax preference, and (ii) the interest on any tax-exempt bonds is not included in adjusted gross earnings in determining the alternative minimum taxable income of corporations.

Non-U.S. investors   Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of appropriate forms to certify their foreign status and to claim any applicable treaty benefits to which they are entitled.

In general.   The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source dividends. An exemption from this withholding tax is provided for exempt-interest dividends and capital gain dividends paid by the Fund from its net long-term capital gains. An exemption from withholding is also provided for short-term capital gain dividends and interest-related dividends as described below, to the extent that these gains and dividends are paid out of income and gains earned by the Fund prior to the end of the Fund’s fiscal year ending in 2010. However, not withstanding such exemptions from U.S. withholding at the source, any distributions of exempt-interest dividends, capital gain dividends, short-term capital gain dividends, interest-related dividends, and other taxable ordinary income, and, the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain distributions and short-term capital gain dividends.   Dividends designated by the Fund as either (i) a distribution from net long-term capital gains (a capital gain dividend), or (ii) a distribution from net short-term capital gains (a short-term capital gain dividend) paid out of income earned within the Fund prior to the sunset date described above, are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends.   Interest-related dividends designated and paid by the Fund from qualified net interest income earned prior to the sunset date described above are not subject to U.S. withholding tax. The Fund's qualified net interest income equals its qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: i) bank deposit interest, ii) short-term original issue discount, iii) portfolio interest, and iv) any interest-related dividend passed through from another regulated investment company. On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Limitations on tax reporting for interest-related dividends and short-term capital gains dividends for non-U.S. investors.   It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. When the Fund has designated interest-related or short-term capital gain dividends, this information will be available online at franklintempleton.com, under the Fund’s Tax Information, or through a Customer Service Representative at Franklin Templeton Investments at (800) DIAL BEN. If you are a shareholder of an institutional fund, you may obtain this information by calling Institutional Services at (800) 321-8563, or through a Customer Service Representative at Franklin Templeton Investments at
(800) DIAL BEN.

U.S. estate tax.   An individual who is a non-U.S. investor will be subject to U.S. federal estate tax on all or a portion of the value of Fund shares owned at the time of death, unless a treaty exemption applies between the country of residence of the non-U.S. investor and the U.S. Even if a treaty exemption is available, a decedent’s estate may nevertheless be required to file a U.S. estate tax return to claim the exemption, as well as to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released, and is required before the Fund can release a nonresident alien decedent’s investment in the Fund to his or her estate. For estates with U.S. situs assets of not more than $60,000 (there is a statutory estate tax credit for this amount of property), the Fund may accept, in lieu of a federal transfer certificate, an affidavit from the executor of the estate or other authorized individual evidencing that the U.S. situs assets (excluding any exempt assets as noted below) are at or below this threshold amount. Transfers by gift of shares of the Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between the country of residence of the non-U.S. investor and the U.S. may be different from the consequences described above. Non-U.S. investors should consult with their tax advisors on the estate tax consequences from an investment in the Fund.

For estates of decedents dying before January 1, 2010, the Code also provides for a partial exemption from U.S. estate tax for Fund shares held by an estate of a nonresident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent’s death that are treated as qualifying assets. In general, qualifying assets include U.S. bank deposits, U.S. debt obligations that pay portfolio interest and other property not within the United States.

Sunsetting of provisions.   The provisions dealing with interest-related dividends and short-term capital gain dividends that are discussed above are scheduled to sunset at the end of the Fund’s fiscal year ending in 2010. The provisions creating a partial exemption from U.S. estate tax are scheduled to sunset on December 31, 2009. Unless these rules are extended or made permanent before the sunset provisions become effective, non-U.S. investors will again be subject to nonresident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive, and will no longer be eligible for a reduction in their U.S. estate tax.

Tax certification and backup withholding as applied to non-U.S. investors.   Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%), and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

Other Tax Information   This discussion of “Distributions and Taxes” is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in the Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund, or about the federal, state, local and foreign tax consequences of your investment in the Fund.

Organization, Voting Rights and Principal Holders

The Fund is a diversified series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The Trust was initially organized as a Massachusetts business trust in September 1984, was converted to a Delaware statutory trust effective July 1, 2007 and is registered with the SEC.

The Insured, Michigan and Ohio Funds currently offer four classes of shares, Class A, Class B, Class C and Advisor Class. The Massachusetts and Minnesota Funds currently offer three classes of shares, Class A, Class C and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Massachusetts Fund and the Minnesota Fund began offering Advisor Class shares on July 1, 2009. The Fund may offer additional classes of shares in the future. The full title of each class is:

  Franklin Insured Tax-Free Income Fund - Class A
  Franklin Insured Tax-Free Income Fund - Class B
  Franklin Insured Tax-Free Income Fund - Class C
  Franklin Insured Tax-Free Income Fund - Advisor Class
  Franklin Massachusetts Tax-Free Income Fund - Class A
  Franklin Massachusetts Tax-Free Income Fund - Class C
  Franklin Massachusetts Tax-Free Income Fund - Advisor Class
  Franklin Michigan Tax-Free Income Fund - Class A
  Franklin Michigan Tax-Free Income Fund - Class B
  Franklin Michigan Tax-Free Income Fund - Class C
  Franklin Michigan Tax-Free Income Fund - Advisor Class
  Franklin Minnesota Tax-Free Income Fund - Class A
  Franklin Minnesota Tax-Free Income Fund - Class C
  Franklin Minnesota Tax-Free Income Fund - Advisor Class
  Franklin Ohio Tax-Free Income Fund - Class A
  Franklin Ohio Tax-Free Income Fund - Class B
  Franklin Ohio Tax-Free Income Fund - Class C
  Franklin Ohio Tax-Free Income Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

As of June 2, 2009, the principal shareholders of the Fund, beneficial or of record, were:

Name and Address	Share Class	Percentage (%)
Insured
Angela N. Ashton 191 Clapboard Ridge Rd Greenwich, CT 06831-3305	Advisor Class	17.54
Phillip L. Kenney and Vivian K. Kenney 8904 E. Churchill Circle Wichita, KS 67206-4488	Advisor Class	6.97
Ann B. Koehler Ann Bancroft Koehler Family Trust 8012 Spring Marsh Dr. University Park, FL 34201-2082	Advisor Class	14.93
NFS LLC FEBO c/o Fred W. Kurts 4732 Parkstone Lane, Avon, IN 46123-7094	Advisor Class	22.66
NFS LLC FEBO UTA of Donald J. Williams and Sharon E. Williams 7469 Fox Hollow Ct. Zionsville, IN 46077-8393	Advisor Class	28.59
Michigan
Pension Financial Services, Inc. 1700 Pacific Ave. Suite 1400 Dallas, TX 75201	Advisor Class	59.56
Pension Financial Services, Inc. 1700 Pacific Ave. Suite 1400 Dallas, TX 75201	Advisor Class	40.44
Ohio
Anthony Falco or Christy Falco 24870 Kennedy Ridge Rd. Apt. 102 North Olmsted, OH 44070-6402	Advisor Class	10.65
Amy Lash 3333 Braewood Dr. Cinconnati, OH 45241-3166	Advisor Class	9.93

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of June 2, 2009, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.

Buying and Selling Shares

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Investment by asset allocators   The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund’s manager or transfer agent, such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment manager nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

Initial sales charges   The maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class C and Advisor Class.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

Letter of intent (LOI).   You may buy Class A shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:

  You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.
  You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.
  Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.
  Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.

If the amount of your total purchases is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

Waivers for investments from certain payments.   Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

  Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.
  Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.
  Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

Waivers for certain investors.   The following investors or investments may qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

  Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you.
  Registered securities dealers and their affiliates, for their investment accounts only
  Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer
  Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies
  Current partners of law firms that currently provide legal counsel to the funds, Franklin Resources, Inc. or its affiliates
  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as Trustee of an inter vivos or testamentary trust
  Certain unit investment trusts and their holders reinvesting distributions from the trusts
  Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets
  Shares acquired by a financial intermediary that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA), whether or not affiliated with the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares

Dealer compensation   Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% (for funds with a maximum initial sales charge of 5.75%) and 0.75% (for funds with a maximum initial sales charge less than 5.75%) on sales of $1 million or more but less than $4 million, plus 0.50% on sales of $4 million or more but less than $50 million, plus 0.25% on sales of $50 million or more. Consistent with the provisions and limitations set forth in its Class A Rule 12b-1 distribution plan, the Fund may reimburse Distributors for the cost of these commission payments.

These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter - Distribution and service (12b-1) fees," Distributors and/or its non-fund affiliates may make the following additional payments to securities dealers that sell shares of Franklin Templeton funds:

Marketing support payments.   Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. Consistent with the provisions and limitations set forth in its Rule 12b-1 distribution plans, the Fund may reimburse Distributors for the cost of a portion of these marketing support payments. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments.

In the case of any one dealer, marketing support payments will not exceed the sum of 0.08% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets respectively, of equity or fixed income funds attributable to that dealer, on an annual basis. Any current year sales to, or assets held on behalf of, Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

Distributors and/or its non-fund affiliates may also make marketing support payments to financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton funds, directly or indirectly, to certain Employer Sponsored Retirement Plans that have retained such financial intermediaries as plan service providers. Consistent with the provisions and limitations set forth in its Rule 12b-1 distribution plans, the Fund may reimburse Distributors for the cost of a portion of these marketing support payments. Payments may be made on account of activities that may include, but are not limited to, one or more of the following: business planning assistance for financial intermediary personnel, educating financial intermediary personnel about the Franklin Templeton funds, access to sales meetings, sales representatives, wholesalers, and management representatives of the financial intermediary, and detailed sales reporting. A financial intermediary may perform the services itself or may arrange with a third party to perform the services. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton equity or fixed income mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis. Distributors will, on an annual basis, determine whether to continue such payments.

Marketing support payments may be in addition to any servicing fees paid by Investor Services and reimbursed by the Fund, as described further under “Shareholder servicing and transfer agent” above.

As noted below, Distributors may make additional payments to dealers, including dealers not listed below, related to ticket charges and various dealer-sponsored events intended to educate financial advisors and their clients about the Franklin Templeton funds. The following is a list of FINRA member broker-dealers (including their respective affiliates) receiving marketing support payments as of March 31, 2009. In addition to member firms of FINRA, Distributors and/or its non-fund affiliates also makes marketing support and/or administrative services payments to certain other financial intermediaries that sell fund shares or provide services to Franklin Templeton funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list. You should ask your financial intermediary if it receives such payments.

American Portfolios Financial Services, Inc., Ameriprise Financial Services, Inc., Associated Securities Corp., AXA Advisors, LLC, Banc of America Investment Services, Inc., Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., Capital Brokerage Corporation, CCO Investment Services Corp., Chase Investment Services Corp., Citigroup Global Markets Inc., Commerce Brokerage Services, Inc., Compass Brokerage, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Edward Jones, Fidelity Investments Institutional Services Company, Inc., Fifth Third Securities, Inc., Financial Network Investment Corporation, First Command Financial Planning, Inc., FSC Securities Corporation, Genworth Financial Securities Corp., Hornor, Townsend & Kent, Inc., IFC Holdings Inc. D/B/A INVEST Financial Corporation, ING Financial Partners, Inc., Investment Centers of America, Inc., J.J.B. Hilliard, W.L. Lyons, Inc., John Hancock Distributors LLC, Legend Equities Corporation, Lincoln Financial Advisors Corporation, Lincoln Financial Securities Corporation, Lincoln Investment Planning, Inc., LPL Financial Corporation, M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Stanley & Co., Incorporated, Multi-Financial Securities Corporation, Mutual Service Corporation, NatCity Investments, Inc., National Planning Corporation, PFS Investments, Inc., PrimeVest Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets Corporation, Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., SagePoint Financial, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Sorrento Pacific Financial, LLC, SunTrust Investment Services, Inc., TFS Securities, Inc., The Investment Center, Inc., UBS Financial Services, Inc., UBS Global Asset Management (US) Inc., UnionBanc Investment Services, LLC, U.S. Bancorp Investments, Inc., UVEST Financial Services Group, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Inc., WaMu Investments, Inc., and Wells Fargo Investments, LLC.

Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

Transaction support payments.   The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

Other payments.   From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.

Contingent Deferred Sales Charge (CDSC) - Class A, B & C   If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% for Class C and 0.75% for Class A of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

if you sell your Class B shares within this many years after buying them	this % is deducted from your proceeds as a CDSC
1 Year	4
2 Years	4
3 Years	3
4 Years	3
5 Years	2
6 Years	1
7 Years	0

CDSC waivers.   The CDSC for any share class generally will be waived for:

  Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.
  Account fees
  Redemptions by the Fund when an account falls below the minimum required account size
  Redemptions following the death of the shareholder or beneficial owner
  Redemptions through a systematic withdrawal plan set up before February 1, 1995
  Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

Exchange privilege   If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

Systematic withdrawal plan   Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked “unable to forward” by the postal service.

Redemptions in kind   The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Share certificates   We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

General information   If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP Services® which offers enhanced service and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.

The Underwriter

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's Class A, B, and C shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 28, 2009, February 29, 2008 and February 28, 2007:

	Total Commissions Received ($)	Amount Retained by Distributors ($)	Amount Received in Connection with Redemptions and Repurchases ($)
2009
Insured Fund	3,969,786	571,889	333,753
Massachusetts Fund	986,435	152,459	27,622
Michigan Fund	3,455,271	510,590	122,161
Minnesota Fund	1,781,253	268,950	21,196
Ohio Fund	3,719,867	534,773	126,625
2008
Insured Fund	2,823,590	440,397	152,283
Massachusetts Fund	720,549	112,950	17,720
Michigan Fund	2,955,113	455,470	69,435
Minnesota Fund	1,224,159	188,819	19,648
Ohio Fund	3,510,697	532,566	101,040
2007
Insured Fund	2,530,715	374,231	226,481
Massachusetts Fund	736,317	116,762	10,128
Michigan Fund	2,474,418	355,618	100,023
Minnesota Fund	854,644	130,192	4,829
Ohio Fund	2,792,023	401,961	124,716

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

Distribution and service (12b-1) fees - Class A, B and C   The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Fund under its plan are primarily to pay for ongoing shareholder servicing and to pay third-party financing entities.

The Class A plan.   The Fund may pay up to 0.10% per year of Class A's average daily net assets.

In implementing the Class A plan, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the Fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When the Fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the Fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

For the fiscal year ended February 28, 2009, the amounts paid by the Fund pursuant to the Class A plan were:

	Insured Fund ($)	Massachusetts Fund ($)
Advertising	43,904	10,507
Printing and mailing prospectuses other than to current shareholders	6,763	2,186
Payments to underwriters	43,070	11,154
Payments to broker-dealers	1,844,946	438,568
Other	—	—
Total	1,938,683	462,415

	Michigan Fund ($)	Minnesota Fund ($)	Ohio Fund ($)
Advertising	23,378	8,550	16,265
Printing and mailing prospectuses other than to current shareholders	3,895	1,635	3,186
Payments to underwriters	30,399	14,126	25,072
Payments to broker-dealers	1,283,889	562,921	1,057,340
Other	—	—	—
Total	1,346,561	587,232	1,101,863

The Class B and C plans.   The Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.

Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended February 28, 2009, were:

	Insured Fund ($)	Michigan Fund ($)	Ohio Fund ($)
Advertising	—	—	—
Printing and mailing prospectuses other than to current shareholders	—	—	—
Payments to underwriters	—	—	—
Payments to broker-dealers	98,625	54,823	60,464
Other	329,556	184,924	202,572
Total	428,181	239,747	263,036

Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended February 28, 2009, were:

	Insured Fund ($)	Massachusetts Fund ($)
Advertising	4,381	2,048
Printing and mailing prospectuses other than to current shareholders	713	434
Payments to underwriters	11,930	4,039
Payments to broker-dealers	1,105,354	429,355
Other	—	—
Total	1,122,378	435,876

	Michigan Fund ($)	Minnesota Fund ($)	Ohio Fund ($)
Advertising	3,656	1,721	4,917
Printing and mailing prospectuses other than to current shareholders	523	340	971
Payments to underwriters	12,000	5,218	12,545
Payments to broker-dealers	1,030,079	537,424	1,180,276
Other	—	—	—
Total	1,046,258	544,703	1,198,709

The Class A, B and C plans.   In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

Performance

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Average annual total return before taxes   Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Average annual total return after taxes on distributions   Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

Average annual total return after taxes on distributions and sale of fund shares   Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption

Cumulative total return   Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.

Current yield   Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period.

The following SEC formula is used to calculate these figures:

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

Taxable-equivalent yield   The Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any.

From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes. The Fund expects updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.

Current distribution rate   Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time.

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund.

Volatility   Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other performance quotations   The Fund also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

Miscellaneous Information

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $448 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 109 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Under current federal and state income tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2009, the tax cost of a fully taxable investment could reach $42 on every $100 of investment earnings. This is based on the highest federal personal income tax rate of 35.00% and the highest combined state and local personal income tax rate of 10.78%. The combined tax rate of 42.00% assumes a federal income tax deduction for the full amount of the state and local income taxes. Federal and state income tax rates are as of December 29, 2008, and are subject to change as federal and state legislatures search for new revenue to meet expected budget shortfalls. Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund may provide you with the potential to earn income free from regular federal income tax and, depending on the fund and your state of residence, state and local tax as well, while supporting state and local public projects. A portion, or a small portion, of the tax-free funds’ income dividends may be subject to the federal alternative minimum tax. Franklin tax-free funds may also provide tax-free compounding when tax-free income is reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments. Shareholders should also be aware that many states are experiencing budget shortfalls in their annual budgets and these states may raise taxes on investment income to generate additional revenue to cover these shortfalls. Tax-free compounding may create one more reason why investors should consider an investment in a tax-free fund as an investment opportunity at this time.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

Description of Ratings

Municipal Bond Ratings

Moody's

Municipal Ratings are the opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale. Historical default and loss rates for obligations rated on the US Municipal Scale are significantly lower than for similarly rated corporate obligations. It is important that users of Moody's ratings understand these differences when making rating comparisons between the Municipal and Global Scales.

Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, finances, governance and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

INVESTMENT GRADE

Aaa: Issues or issuers rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Aa: Issues or issuers rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

A: Issues or issuers rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Baa: Issues or issuers rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

BELOW INVESTMENT GRADE

Ba: Issues or issuers rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

B: Issues or issuers rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Caa: Issues or issuers rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Ca: Issues or issuers rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

C: Issues or issuers demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Con.(*): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue or issuer ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue or issuer ranks in the lower end of its generic rating category.

S&P®

S&P's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a statement of fact or recommendation to purchase, sell, or hold a financial obligation or make any investment decisions. Nor is it a comment regarding an issue's market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

INVESTMENT GRADE

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than an obligation in the higher rating categories. However, the obligor's capacity to meet its financial commitment is considered still strong.

BBB: An obligation rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr: The designation "pr" indicates that the rating is provisional. Such a rating assumes the successful completion of the project financed by the debt being rated and also indicates that payment of the debt service is largely or entirely dependent upon the successful and timely completion of the project. This rating addresses credit quality subsequent to the completion of the project, but makes no comment on the likelihood of or the risk of default upon failure of such completion.

Fitch

INVESTMENT GRADE

AAA: Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected by reasonably foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of default risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable future developments.

A: High credit quality. A ratings denote a low expectation of default risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of default risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BELOW INVESTMENT GRADE

BB: Speculative. BB ratings indicate that there is a possibility of default risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant default risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

D: Default. D ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Plus (+) or minus (-) signs may be appended to a rating to denote relative status within major rating categories. Plus or minus signs are not used with the AAA, CC, C or D categories.

Municipal Note Ratings

Moody's

Moody's ratings for municipal short-term investment grade obligations are designated Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. Symbols used will be as follows:

INVESTMENT GRADE

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

BELOW INVESTMENT GRADE

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P®

New municipal note issues due in three years or less, will usually be assigned the ratings below. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a strong capacity to pay principal and interest. Issues determined to possess a very strong capacity to pay debt service are given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3: Issues carrying this designation have a speculative capacity to pay principal and interest.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch

Fitch's short-term ratings apply to debt obligations that have a time horizon of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as for issues in the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable economic and business environment.

D: Default. Actual or imminent payment default.

State Tax Treatment

The following information on the state income tax treatment of dividends from the Fund is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

Massachusetts   Chapter 62, Section 2, of the Massachusetts General Laws provides that dividends received from a regulated investment company, such as the Massachusetts Fund, are exempt from state personal income tax to the extent that such dividends are attributable to interest on obligations of the United States government that are exempt from state income taxation (including pursuant to at least one private ruling issued by the Massachusetts Commissioner of Revenue, qualifying obligations of Puerto Rico, Guam and the Virgin Islands). In addition, exempt-interest dividends that are attributable to obligations of the Commonwealth of Massachusetts, or any political subdivision, agency or instrumentality within the Commonwealth (as well as certain capital gain dividends to the extent such dividends are attributable to specified obligations of Massachusetts and its political subdivisions the gain on which is exempt from taxation under Massachusetts law), also are exempt from state personal income tax. Such dividends may be excluded only if identified as exempt dividends in a written notice to shareholders by the Massachusetts Fund no later than 60 days after the close of its tax year. Dividends paid from interest earned on indirect United States government obligations (Ginnie Maes, Fannie Maes, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable.

Michigan   Section 206.30(1) of the Michigan Compiled Laws generally provides that taxable income, for purposes of the Michigan individual income tax, is determined by reference to federal adjusted gross income, with certain modifications. Interest and dividends derived from obligations or securities of states other than Michigan (less related expenses) must be added back in determining Michigan taxable income. Interest and dividends derived from obligations or securities of Michigan (and its political subdivisions) are exempt and are not, therefore, added back in determining Michigan taxable income. Further, income derived from obligations of the U.S. government that the state is prohibited by law from subjecting to a net income tax is subtracted in determining Michigan taxable income, to the extent such income was included in federal adjusted gross income. Pursuant to Michigan Revenue Administrative Bulletin 1989-10, this includes direct obligations of the U.S. government, its agencies, instrumentalities, or possessions (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands). Tax-exempt treatment is generally not available for interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.).

Michigan Revenue Administrative Bulletin 1986-3 states in part that shareholders of a regulated investment company, such as the Michigan Fund, which invests in tax-free municipal obligations of the state of Michigan and its political and governmental subdivisions are considered the owners of a proportionate share of the assets of such investment company and is considered to have received his or her proportionate share of the income of the investment company. Therefore, the Michigan Fund may pass-through the exemption of such interest to its shareholders to the extent that such interest qualifies as an exempt-interest dividend of a regulated investment company. The exempt nature of interest from obligations of the U.S. and its territories and possessions also may be passed through to shareholders. Dividends paid from interest earned on indirect U.S. government obligations or obligations from other states and their political subdivisions less related expenses are fully taxable. To the extent that such taxable investments are made by the Fund, such as for temporary or defensive purposes, the distributions will be taxable. Any distributions of net short-term and net long-term capital gains earned by the Fund generally will be included in each shareholder's Michigan taxable income and taxed at ordinary income rates.

Minnesota   Section 290.01 of the Code of Minnesota provides that individual shareholders generally will not be subject to state income taxation on the exempt-interest dividends distributed by a regulated investment company, such as the Minnesota Fund, to the extent that such exempt-interest dividends are derived from interest income on obligations of the state of Minnesota or its political subdivisions, municipalities, governmental agencies or instrumentalities, and provided that at least 95% of the exempt-interest dividends that are distributed to shareholders are derived from such obligations. However, such dividends are taken into account in computing the state's alternative minimum tax to the extent they are derived from Minnesota private activity bonds. Minnesota Reg.§ 8002.0300 generally states that dividends paid by a regulated investment company, such as the Minnesota Fund, to the extent attributable to interest derived from obligations of the U.S. government, its agencies, authorities, commissions or instrumentalities (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands), also will be exempt from Minnesota's personal income tax. As a matter of policy, the Fund will continue to seek to earn at least 95% of its income from interest on Minnesota obligations and less than 5% from direct U.S. government, Puerto Rico or other obligations to try to ensure that the Fund continues to qualify to pay exempt-interest dividends on income from obligations of Minnesota and its political subdivisions, municipalities, governmental agencies and its instrumentalities. Dividends paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable. Any distributions of net short-term and net long-term capital gains earned by the Fund are included in each shareholder's Minnesota taxable income.

Ohio   Sections 5747.01A, 5748.01 and 5709.76 of the Ohio Revised Code provide generally that distributions made by a regulated investment company such as the Ohio Fund to shareholders that are properly attributable to interest on obligations issued by or on behalf of the state of Ohio and its political subdivisions and authorities ("Ohio Obligations") will be exempt from the Ohio personal income tax and Ohio school district income taxes provided that at all times at least 50 percent of the value of the total assets of the regulated investment company consists of Ohio Obligations, or similar obligations of other states or their political subdivisions. In addition, Ohio Tax Information Release No. IT 1992-01 states that distributions properly attributable to interest on obligations of the United States and its territories and possessions or of any authority, commission, or instrumentality of the United States, the interest on which is exempt from state income taxes under the laws of the United States, will also be exempt from the Ohio personal income tax and Ohio school district income taxes. Distributions paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.



Franklin
Tax-Free Trust

Franklin Alabama Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin Kentucky Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

STATEMENT OF ADDITIONAL INFORMATION

July 1, 2009

P.O. Box 997151, Sacramento, CA 95899-7151 (800) DIAL BEN® (800) 342-5236

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' (hereafter "the Fund") prospectus. The Fund's prospectus, dated July 1, 2009, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to Shareholders, for the fiscal year ended February 28, 2009, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call (800) DIAL BEN/
(800) 342-5236.

CONTENTS
Goals, Strategies and Risks
State and U.S. Territory Risks
Officers and Trustees
Fair Valuation and Liquidity
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
The Underwriter
Performance
Miscellaneous Information
Description of Ratings
State Tax Treatment

  Mutual funds, annuities, and other investment products:
  are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;
  are not deposits or obligations of, or guaranteed or endorsed by, any bank;
  are subject to investment risks, including the possible loss of principal.

TF2 SAI 07/09

Goals, Strategies and Risks

Unless the context otherwise indicates, the information provided with respect to each Fund (hereafter “the Fund”) is in addition to that included in the Fund’s prospectus.

In addition to the main types of investments and strategies undertaken by the Fund as described in the prospectus, the Fund also may invest in other types of securities and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies mentioned with respect to the Fund are discussed in greater detail in the section entitled "Glossary of Investments, Techniques, Strategies and Their Risks.”

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

Fundamental Investment Policies

Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Each state Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of that Fund's state.

Under normal market conditions, the Fund invests at least 80% of its total assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, under normal market conditions, each state Fund invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state.

The Fund may not:

1.  Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

2.  Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5.  Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

6.  Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7.  Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).1

8.  Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

1. Although not part of the Fund's fundamental investment restriction, consistent with SEC Staff interpretations and guidance, governments or their political subdivisions that issue tax-exempt municipal securities are not considered by the Fund to be members of any industry.

Non-Fundamental Investment Policies

Municipal securities issued by a state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of that state.

The Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require the Fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the Fund's distributions to be free from the state's personal income taxes. If the Fund's state requires this, the Fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholders of the Fund's state.

Glossary of Investments, Techniques, Strategies and Their Risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

"small portion"	less than 10%
"portion"	10% to 25%
"significant"	25% to 50%
"substantial"	50% to 66%
"primary"	66% to 80%
"predominant"	80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The Fund may invest in securities that are rated by various rating services such as Moody's Investors Service (Moody's) and Standard & Poor's (S&P®) and Fitch Ratings (Fitch).

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

Below is a description of various types of municipal and other securities that the Fund may buy. Other types of municipal securities may become available that are similar to those described below and in which the Fund also may invest, if consistent with its investment goal and policies.

  Municipal bonds have two principal classifications: general obligation bonds and revenue bonds.

General obligation bonds.   Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Revenue bonds.   The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

  Anticipation notes are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

  Bond anticipation notes are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

  Revenue anticipation notes are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

  Tax anticipation notes are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

Callable bonds   The Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact the Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower the Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond.

  Commercial paper is a promissory note issued by a corporation to finance its short-term credit needs. The Fund may invest in taxable commercial paper only for temporary defensive purposes.

Convertible zero-coupon and step coupon bonds   The Fund may invest a portion of its assets in convertible zero-coupon and step coupon bonds. Convertible zero-coupon securities have no coupon until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued. Zero-coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

  Escrow-secured or pre-refunded bonds are created when an issuer uses the proceeds from a new bond issue to buy other high grade, interest bearing debt securities, including direct obligations of the U.S. government in order to redeem (or pre-refund), before maturity, an outstanding bond issue that is not immediately callable. These high quality securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will tend to fall to its call price. The Fund’s manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.

  Mandatory tender (mandatory put) municipal securities may be sold with a requirement that a holder of a security surrender the security to the issuer or its agent for cash at a date prior to the stated maturity. On the predetermined tender date, the holder receives principal and accrued interest.

  Municipal lease obligations are created to finance the purchase of property for public use. The property is then leased to the state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

The Fund may invest in municipal lease obligations, including certificates of participation.

Because annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, the Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.

Stripped municipal securities   Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

  Tax-exempt commercial paper typically represents a short-term obligation (270 days or less) issued by a municipality.

  Tax-exempt industrial development revenue bonds are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

  U.S. government securities are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

Variable or floating rate securities   The Fund may invest in variable or floating rate securities, including variable rate demand notes, municipal inflation protected securities and auction rate securities, which have interest rates that change either at specific intervals from daily up to semiannually, or whenever a benchmark rate changes. The interest rate adjustments are designed to help stabilize the security's price or maintain a fixed spread to a predetermined benchmark. While this feature may protect against a decline in the security's market price when interest rates or benchmark rates rise, it lowers the Fund's income when interest rates or benchmark rates fall. Of course, the Fund's income from its variable and floating rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. The Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

Zero-coupon and delayed interest securities   The Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities are debt obligations that make no periodic interest payments before maturity or a specified date, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

In addition to standard purchases and sales of various municipal securities, the Fund's portfolio may also be subject to certain other characteristics and risks, and may also engage in other strategies, which, along with these risks, are described below. Should other strategies, not specifically described below, become available or attractive, the manager may engage in them so long as they are consistent with the Fund's goals and objectives.

Credit quality   All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch, Moody's, and S&P®, often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four long-term ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain high quality securities, including securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, the Fund has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of the Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having an AAA or equivalent rating.

Illiquid investments   The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Insurance   The Fund may invest in insured municipal securities. Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the Fund nor the manager makes any representations as to the ability of any insurance company to meet its obligation to the Fund if called upon to do so.

If an insurer is called upon to pay the principal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provisions of the insurance policy. After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Fund’s rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

Maturity   Municipal securities are issued with a specific maturity date -- the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short-term) to 30 years (long-term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Fund has no restrictions on the maturity of the securities it may buy or on its average portfolio maturity.

Portfolio turnover   The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for the Fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

Temporary Investments   When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the states and territories where the Fund invests.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) for the state Funds, municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. The Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. When the Fund’s assets are invested in temporary investments, the Fund may not be able to achieve its investment goal.

When-issued transactions   Municipal securities may be offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When the Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although the Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When the Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

State and U.S. Territory Risks

State   Because each state Fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the Fund's various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the Fund from historically reliable sources, but the Fund has not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

The following gives more information about the risks of investing in the Fund. Please read this information together with the section "Main Risks" in the prospectus.

Alabama.   Alabama has a large and fairly diversified economic base. Over the past several years, economic development has been driven by the automotive industry and now almost 20% of total manufacturing jobs are in transportation equipment manufacturing. However, this increased reliance on manufacturing employment has negatively played into recent economic trends that have slowed in Alabama due to the U.S. recession. Alabama's economy weakened in the second half of 2008 with negative employment growth, a higher unemployment rate, housing market weakness and decreased building activity.

Alabama lost 2,900 jobs during the 12-month period ending in October 2008. At that time, the seasonally adjusted unemployment rate stood at 5.6%, which was well above the 3.5% in October 2007, but below the U.S. average of 6.5%. Manufacturing sector output declined by 3.3% in 2008, primarily due to decreases of 7.4% in machinery manufacturing, 8.3% in textiles and 11.1% in motor vehicle and parts manufacturing.

Alabama exports grew 4% to $14.4 billion in 2007, accounting for 10% of Alabama's GDP. Germany is the Alabama's largest trading partner and transportation equipment was the state's top export in 2007 at $5.9 billion. During the first six months of 2008, the fastest growing export was primary metals evidenced by shipment values of $465 million from $253 million in the first half of 2007, an increase of 83%. Strong exports growth and personal income gains did somewhat limit the economic slowdown in 2008 overall. Alabama's economy grew an estimated 1.4% in 2008 compared to 1.2% for the nation overall.

At the end of 2008, the state's governmental funds reported combined ending balances of $5.1 billion, a reduction of $1.4 billion from 2007. Approximately $1.8 billion of the $5.1 billion is unreserved. The state's general fund is the primary operating fund of the state and at the end of 2008 the unreserved balance was $376 million – down just slightly from 2007.

The state's total revenue in 2008 was $18.5 billion, almost flat with revenues of $18.8 billion in 2007. Taxes provided $7.7 billion in 2008 (42% of total revenues) compared to $6.5 billion in 2007. Investment earnings were actually a loss of $107 million, a decrease of $661 million from 2007. Total expenses increased by $1.3 billion in 2009 to $19.3 billion. Spending on education and cultural resources increased by 10.3%, or $671 million, to $7.2 billion. Spending on health held steady at $5.1 billion, or 26.4% of total expenses. The state's net assets decreased by $832 million in 2008 as expenses surpassed revenues. In 2007, the state had a positive $557 million change in net assets. The general fund balance was $381.7 million at the end of 2008, down just slightly from $404.8 million at the end of 2007. The Education Trust Fund balance was $186.8 million at the end of 2008, down sizably from $528.4 million at the end of 2007.

Alabama had $1.658 billion of debt outstanding at the end of 2008, which was basically unchanged from 2007. Alabama's debt per capita is low at under $500, but this is mostly due to the considerable use of special-tax bonds. General obligation borrowings of the state require the approval of three-fifths of the legislature and a majority in a popular vote.

The Alabama economy had been forecasted to grow by just 0.3% in 2009 based on reduced consumer and business spending and a net loss in jobs. The unemployment rate as of January 2009 was 7.8%, already above the 7% expected by year-end. Alabama's median household purchasing power is roughly 16% below the national average and the state's median home value is about $105,000, or 60% of the national average.

Alabama continues to exhibit conservative financial management, but has still had to rely on non-recurring revenues to support its general fund. The governor has a deficit reduction plan in place and the proposed 2010 budget contains adjustments to help offset weaker sales and income tax revenues. The general fund and education trust fund budgets for 2009 are $2 billion and $6.4 billion, respectively, and they initially projected a $36 million general fund balance and a $117 million education trust fund balance at year-end. The general fund and education trust fund budgets for 2010 are 18% and 3.2%, respectively, below the 2009 budget. As of mid-2009, the general fund and Education Trust Fund had balances of $188 million and $437 million, respectively, and are expected to be used up by the end of 2009. The state does expect to receive almost $3 billion in federal stimulus funds for 2009-2011, which will change recommended budget figures and ending reserve fund levels.

Florida.   Florida's population growth was substantial between the 1980’s and 1990’s but has moderated in the recent decade with weak growth projected through 2011. Population growth was less than 1% in 2008 compared to 2% to 3% annual growth rates between the mid 1990’s and 2006. The fastest growing segment is expected to be the senior citizen population, particularly among older age levels. The population growth was a driver for the economy but it has also placed pressure on vital government services such as education, corrections, transportation and health services. Therefore, the reduction in net migration has slowed down the economic growth while the demand for services remains high.

Because of its substantial retirement age population, investment income and transfer payments, such as social security and pension benefits, make up a significant proportion of Florida's income distribution. This income mix historically has led to relatively stable personal income levels across different economic cycles, although it also has created some vulnerability to changes in the consumer price index at the federal level vis-à-vis transfer payments.

In the past decade, the state has enjoyed robust growth in residential housing and is, therefore, suffering the consequences of the precipitous housing downturn. The housing market’s plummet has brought both a sharp increase in unemployment due to the high concentration of construction jobs and a steep decline in housing prices. The unemployment rate in March 2009 was 9.7% compared to 5.4% in March 2008. The state estimates that the median home price fell by 46% from its peak of $257,800 in mid 2006 to $139,500 during the winter months of 2009. Florida recorded the second highest number of foreclosures in the nation at over 385,000 properties in 2008 correlating with the second highest foreclosure rate of 4.5% of housing units. Excess supply of homes is estimated at over 300,000.

The dismal state of the housing market also impacts the state income directly via the documentary stamp tax and sales tax revenues indirectly as the housing slump spills into sales of home improvement and furniture goods. Florida's tax base is relatively narrow, with no personal income tax and over 70% of its net general revenues derived from the state's sales and use tax. Earlier in the decade, revenues were led by gains in documentary stamp taxes for real estate transactions that outpaced expectations providing annual surpluses. Florida reduced expenditures in fiscal year 2008 and used balances carried forward from the previous surplus years providing for a year end surplus of $321 million. Revenues for fiscal year 2009 have been revised downward several times with the most recent reduction in March 2009 reflecting a 4.5% reduction. The total reduction since March 2008 has been $3.63 billion or 14.4% of the original projection. The general revenue fund deficit is estimated at $706 million based on the revised revenue estimates of $24.2 billion, which include $2.9 billion in trust fund transfers, and expenditures of $24.9 billion. Federal stimulus funds of approximately $920 million are planned to be available to offset the projected gap providing a projected surplus of $220 million.

The state's reliance on sales tax revenues, a cyclical revenue source, has created some vulnerability to recession and slower growth in the tax base as illustrated above. To help provide some protection against the historically volatile nature of sales tax, Florida enacted a constitutional amendment creating a Budget Stabilization Fund. The balance remains fully funded at the required fund level of 5% of the previous year's general fund revenues. The budget stabilization fund was fully funded at $1.35 billion at fiscal year end 2008 and was not relied upon in that budget year.

Florida's debt burden has grown substantially with the increased need for schools, health care, and, environmental protection programs designed to help protect the state's important tourism industry. The debt burden has stabilized in recent years and remains moderately above national medians. The net tax supported debt as a percentage of personal income was 2.8% in 2008 compared to the national median of 2.6% and debt per capita is $1,005 in 2008 relative to the national median of $889. The state has built a complex debt structure with several special debt programs. Most of the debt has specific revenues dedicated to its repayment with a back-up General Obligation pledge from the state.

The state does have strong cash flow and budget monitoring procedures to manage the budgets effectively as well as statutory requirements for addressing budget imbalances. However, the dramatic decline in the housing sector coupled with what is believed to be a prolonged recovery has placed the state’s finances on credit watch by Moody’s.

Georgia.   Georgia had enjoyed total employment growth from 2004 through 2007, which increased by an average of 2% a year. During 2008 the state’s unemployment rate jumped to a high of 9.3% in February from a low of 4.4% in 2007, and outpaced the national average by 1.2%. The decline in employment has been due to heavy layoffs in manufacturing, construction, retail and professional/financial services. The manufacturing sector continues to remain a drag on overall job growth and is expected to continue to contract through the first half of the year before stabilizing at depressed levels. The auto-manufacturing sector has continued to negatively affect the economy. Cooper Tire & Rubber closed its plant in Albany this year, cutting 1,200 jobs while last year the state saw the closing of two domestic auto manufacturing plants. Offsetting these developments, KIA Motors plans to open its new assembly plant in West Pointe this fall, and KIA’s suppliers have already begun hiring. Georgia is also experiencing a banking crisis due to pressures from the conditions in the global financial markets and it is expected the industry will remain under pressure for most of fiscal year 2008. Along with the slump in demand for the state’s manufactured goods, trade has also been negatively impacted. Traffic through the world’s largest airport in Atlanta and the fast growing seaport of Savannah has declined. Trade, as well as employment in the industry, is forecasted to continue to decline for the first half of the year before stabilizing.

Financial operations deteriorated during fiscal year 2008 due to the U.S. financial crisis general fund revenues declined less than 1% during the year to $32.03 billion. Tax revenues, representing over 50% of the state’s revenue sources, declined by 3.3%. Expenditures increased 7.5% to $30.63 billion. This increase was due to a 6.2% increase in health and welfare expenses which represent 40% of total general fund expenditures and a 5.4% increase in education which comprises 34% of expenditures. As a result of expenditure growth outpacing revenue growth, the general fund had a deficit of $1.24 billion, which drew down the general fund balance to $4.33 billion. The revenue shortfall reserve fund, which reached its highest level in 2007 at $1.54 billion, was drawn down $521 million with a remaining balance of $1.21 billion. Of this amount $187 million is designated for K-12 education needs, while $50 million is approved to be released for 2009 appropriations and $408 million for 2010 appropriations.

Fiscal 2009 has continued to see weakened performance since the original budget. Tax revenues are expected to decline 4.4% to $16.9 billion, with individual income taxes falling 4% and sales tax declining 3.5%. The state’s response has been to reduce agency spending by over 10% from the original budget of $2.6 billion, as well as using the expected $50 million draw on the revenue shortfall reserve.

Although Georgia's debt burden is growing, according to Moody's, it is still moderate in relation to the median level for the 50 states. Moody's state debt median report showed Georgia's net tax-supported debt per capita is about $954, compared to a national median of $889. Debt to personal income was 3% compared to a national median of 2.6%. A positive for the state’s debt profile is that the state has a strong pension funded status compared to the nation. As of the end of fiscal year 2007, the state’s Employee’s Retirement System was 93% funded, while the Teacher’s retirement System was 95% funded. The state has traditionally had a consistent history of making 100% of its annually required contributions.

Kentucky.   Like most of the United States, Kentucky's state economy slowed substantially in fiscal year 2008. After experiencing several years of modest improvement, the state's income and employment growth lost momentum in each quarter. In fiscal year 2008, the Commonwealth's personal income increased by 4.6% to $133.4 billion. Due to the national recession, personal income is forecasted to increase by just 3.5% in fiscal year 2009 and a much reduced 1.2% in fiscal year 2010.

As Kentucky's employment base is dominated by manufacturing and construction, it has typically lagged the national economy as manufacturing facilities have moved to low-cost facilities overseas. The manufacturing sector accounts for 19% of all jobs in Kentucky compared to the national average of 16%. The 2007 unemployment rate was 5.6% which was in line with the 5.7% unemployment rate in 2006. However, unemployment increased to 6.8% at fiscal year end 2008. As of March 2009, the unemployment rate increased to 9.8% vs. the national average of 8.5%. For the next two years the employment outlook is grim. Total non-farm employment is expected to decline by 1% in fiscal year 2009 and by 1.7% in 2010 with the manufacturing sector expected to take the biggest hits with declines of 3.5% and 7.3% in the biennium.

After experiencing several years of modest growth, Kentucky's general fund balance declined to $288 million in fiscal year 2008, reflecting a decrease of $525 million from fiscal year 2007 or a 65% decline. The decline is largely attributable to the slow national and state economy and reduced tax revenue. The unreserved balance had a negative $2 million value at fiscal year end 2008 versus the $517 million unreserved balance at June 30, 2007 and $713 million balance at June 30, 2006. Kentucky has by statute a set goal of maintaining a Budget Reserve Trust Fund (BRTF) balance of 5% of general fund revenues. As of June 30, 2008, the BRTF had a balance of $214.85 million.

Kentucky does not issue general obligation bonds; instead it relies on appropriation-backed debt issued through several agencies. Kentucky's debt is rated AA- by Standard and Poor's. Moody's maintains an Aa-2 Issuer rating and Aa-3 lease rating. The Commonwealth has a policy of limiting debt service to 6% of total state revenue, a goal that has been effectively managed over the past decade. Kentucky’s total long-term debt obligations increased by $780 million to $5.13 billion during the fiscal year, however, the Commonwealth’s debt burden remains manageable. 2008 debt service represented 2.96% of total general governmental expenditures and per capita debt totaled $853.

Louisiana.   The state of Louisiana continues to recover from one of the worst natural disasters in the U.S. history from hurricanes Katrina and Rita in 2005. Catastrophic damage was widespread in southern Louisiana and impacted critical infrastructure, such as, electric and water utilities, sewage systems, roadways, bridges and levies. Louisiana’s economy has been historically cyclical due to its reliance on oil and gas production and petro-chemical products. The state made some improvements towards a more diversified economy, with growth in its service sector but such efforts were set-back by the 2005 hurricanes. Louisiana continues to invest in infrastructure and state revenues have increased from this economic activity. The decline in the national economy and lower oil prices will have an impact on the state’s economy and it would be unreasonable to expect continued revenue increases driven by hurricane reconstruction efforts. Louisiana’s economic outlook has dimmed and the official revenue forecast for both the current fiscal year and next have been lowered and budget deficits are being addressed.

The hurricanes shuffled Louisiana’s demographics and caused it to revert to 1997’s economic numbers. Reconstruction efforts returned employment levels to pre-Katrina in an eighteen month period. The U.S. Bureau of Labor Statistics reported the state has recovered 123,723 jobs post-Katrina and unemployment rates improved to 5.5% in December 2008 from a high of 11.4% in November 2005. The Louisiana Economic Outlook reported in their August 2008 forecast that the state will add 1,300 jobs in 2009 (0.1% increase) and another 28,400 jobs in 2010 (1.5% increase).

Historically, the state's main revenue sources, which included individual and corporate income tax, severance and royalty taxes, and sales tax have fluctuated with economic cycles. While this fluctuation created instability and budget problems in the past, the state's financial position improved over the last several years as annual surpluses were dedicated to one-time expenditures. The state's total revenue composition in fiscal year 2008 was comprised of operating grants and contributions (31%), capital grants (19%), income tax (13%), charges for goods and services (14%), sales tax (11%), and other taxes (9%). Sales tax receipts increased $89 million from the prior year.

Louisiana’s general fund revenues increased by 7% in fiscal year 2008 due to higher oil prices, royalties, severance tax, interest earnings, and the steady economic activity generated by the state's ongoing rebuilding efforts. The state's overall financial position in the general fund, however, decreased by $145 million and reduced the fund balance to $1.633 billion in fiscal year 2008. The unreserved/undesignated fund balance decreased $364 million to a balance of $794 million. The Budget Stabilization Rainy Day Fund was at the statutory cap with a balance of $779 million in fiscal 2008. Going forward, the state’s revenue stream remains vulnerable due in part to the economic losses from the hurricanes, a decline in tourism spending, the cyclical nature of its oil and gas industry, and a weak national economy. Managing costs in the large health care system also remains an ongoing challenge.

The state debt burden has improved as a result of reduced borrowing, economic gains and the adoption of debt limitation measures (1993). Louisiana debt per capita and personal income was ranked 15th and 14th respectively, according to the 2008 Moody’s State Debt Medians report. The state's medium debt burden, rebuilding costs from Katrina, slow economic growth and unfunded risk management claims for judgments against the state could affect the state's performance in future years.

General Obligation bond ratings increased from “A” to “A+” by Standard and Poor's and Fitch and increased from “A2” to “A1” as rated by Moodys.

Maryland.   The state’s diversified economic base has allowed it to weather the national decline better than most. The leading employment sectors have been Government (18%), Trade (15%), Services (15%) and Education & Health (14%). Dependence on the Government sector has been larger than most other states due to the close proximity to Washington D.C. and the presence of the National Security Agency headquarters as well as several military bases, which have benefited it recently with the increase in federal defense and homeland security spending. In addition, the state expects to gain approximately 11,000 military jobs as a result of the Base Realignment and Closure process. At the same time, Maryland’s reliance on the manufacturing sector (5%) has been smaller than most other states and insulated it somewhat from weak consumer demand. However, the state has not been immune to the continued decline in the housing market and the economy is starting to contract. In addition, the credit crunch is affecting the financial services industry as well as construction and poor consumer sentiment is impacting retail, leisure and travel sectors. It is expected that Maryland will experience a shorter and less severe recession than the rest of the U.S. due primarily to federal government job growth. Also, the state’s workforce is highly educated and will support future growth in medical research and defense contractors. Wealth levels are high (per capita income was 121% of the U.S. average) and unemployment for the state remains below the national average, 5.6% vs. 7.1%, respectively.

Maryland's fiscal management has been sound historically. The state has balanced the budget each of the last five years using a combination of new revenue and one-time funding sources. Maryland is required to maintain a Revenue Stabilization Reserve Fund equal to 5% of general fund revenues and at fiscal year end 2007, the balance was $1.4 billion or 11% of revenues. However, declining revenues led to the draw down of approximately $700 million, leaving $685 million at the end of 2008. Debt levels, while high relative to other states, have remained manageable. This relatively high debt level (ranked 16th nationally in debt per capita) is somewhat offset by the rapid amortization of the debt, which is due to a constitutional provision requiring it be retired within 15 years. In addition, the Capital Debt Affordability Committee limits total debt to 3.2% of the state’s personal income and debt service below 8% of revenues.

While the Governor’s proposed budget for 2009 is balanced, it relies increasingly on one-time funding sources in the face of waning revenues. In addition, Medicaid and Education spending are projected to increase significantly over the next few years and will pose significant challenges to balancing the budget in 2010 and beyond. Rates were increased on a variety of taxes to help account for projected out year deficits, but reserve funds will likely be relied upon as well as one-time revenues measures over the next few years. In addition, the state’s retiree health care cost actuarial accrued liability is estimated at approximately $15 billion, which would require $1.5 billion in annual contributions over the next 30 years.

Missouri.   Missouri maintains a diversified economy that includes sizeable manufacturing, agricultural, and financial sectors. Missouri's economic diversification and central geographic location generally cause the state's economy to mirror the national economy, although it has lagged national averages the past few years. St. Louis and Kansas City, the two major metropolitan areas, are home to 55% of the state's population and provides the majority of the state's income. The state's employment base has moved toward services, but there are economic advantages associated with its central geographic location for trade and manufacturing. The decline of the auto industry will continue to put pressure on its manufacturing base.

Missouri's population grew 9.3% in the 1990s to about 5.6 million in 2000, making it the fourth largest state west of the Mississippi River. The population in 2008 was estimated at 5.9 million. Population growth has moderated with an average growth rate of 3% while the nation's growth rate is closer to 5%. The state's income levels are just below the national average. Employment growth has lagged that of the nation in recent years and unemployment has been slightly higher. Given the employment challenges with a seasonally adjusted unemployment rate of 8.7% in March 2009, population growth will likely continue to wane as baby boomers retire to warmer climates while the lack of new jobs fails to encourage migration into the state.

From a financial standpoint, Missouri continues to proactively address its budget concerns and maintains a conservative financial management policy indicative of the top rating category. The Missouri Constitution limits the amount of taxes that can be imposed in addition to giving the Governor line-item veto power and the authority to withhold allotments of appropriated funds in the course of a fiscal year whenever actual revenues are below projections. General fund revenue growth in fiscal year 2008 was 3.7% with an increase in reserves of $166 million. The fiscal year 2009 consensus forecast was revised downward in January 2009 reflecting a 4% contraction in revenues from the previous fiscal year compared to the 3.4% increase imbedded in the fiscal year 2009 budget. Thus, a budget shortfall of $261 million is expected in fiscal year 2009. The consensus revenue estimate for fiscal year 2010 projects a 1% revenue increase over the revised fiscal year 2009 revenue projections. A constitutional amendment requires that a reserve fund be maintained at 7.5% of the previous year's net general revenue collections. It was fully funded through fiscal year end 2008 at $557 million.

Missouri's cautious approach to debt issuance provides for below-average debt levels compared to the nation. Debt ratios have increased over the past few years. However, the state's debt ratios remain below national figures due to legal limitations on debt issuance, and the state's credit rating remains in the highest category.

North Carolina.   Although North Carolina rebounded nicely after the 2001 national economic slowdown, the state must now deal with the current economic recession that continues to put stress on the housing and job markets. Fortunately, the constitutionally mandated balanced budget requirement, a conservative debt policy, and sound financial management have allowed the State of North Carolina to maintain the highest credit rating of AAA by Standard and Poor's and Aaa by Moody's.

North Carolina continues to be a popular national banking center, while also benefiting from a strong high-technology base, and several highly regarded universities. The state's main economic weaknesses continue to be job losses in the manufacturing sector and the state’s large exposure to the textile and tobacco industries. However, the national recession is now putting some strain on other areas of the state's economy. North Carolina lost 157,500 net jobs in the twelve-months ending January 2009, reflecting 3.8% of employment. Meanwhile, North Carolina's unemployment rate of 9.7% in January 2009 was 2.1% above the national average. Job growth is expected to turn slightly positive again in 2010 and 2011.

North Carolina's general fund performed relatively well in fiscal year 2008, but is now seeing reduced revenues in fiscal year 2009. North Carolina reported an unreserved general fund balance of $1.505 billion at June 30, 2008, including $787 million in the rainy day fund. The state is experiencing reduced tax revenues in fiscal year 2009 and is currently finding ways to close a $2.2 billion shortfall. Over the next few years, North Carolina expects to close projected budget gaps with spending cuts, an increase in tobacco and alcohol taxes, help from the federal stimulus plan, and some draws from the rainy day fund. Although outstanding debt has increased dramatically since 1993, debt levels on a per capita basis still remain moderate when compared to national levels.

Virginia.   Virginia continues to be rated in the highest rating category by Moody's and Standard and Poor's. The AAA rating is reflective of the Commonwealth's history of conservative fiscal management, low debt ratios and increasingly diversified economic base. Despite the top notch ratings, Virginia experienced a weakened economy in 2008 reflective of the weakened national economy, the housing bubble and subsequent credit crisis.

In fiscal year 2008, Virginia's growth rate was just below the national growth rate for the second consecutive year. Prior to 2007, the last time Virginia did not exceed the national growth rate was in 1996. The housing slump and related problems in the financial markets provided challenges in 2008 and will continue to pressure Virginia's fiscal health into 2009. In line with national trends, Virginia's housing slump worsened throughout 2008 with permits for new residential units falling 28% to reach a level of 29,016, marking the second consecutive 28% decline in housing permits.

Virginia's personal income grew 4.4% in fiscal year 2008 which was below the 5.2% growth rate in 2007 and lower than the Commonwealth's rate in each of the four preceding years. Virginia's unemployment rate increased slightly to 3.4% in fiscal year 2008 vs. 3.1% in fiscal year 2007, although remained below the national average of 4.9%. The unemployment rate has increased to 6.8% as of March 2009 vs. the national average 8.5%. In 2008, Virginia experienced slight job growth of 0.6% vs. the 1.2% growth in 2007 and 2.1% growth rate in 2006.

Although Virginia’s economy has diversified over the years, Virginia maintains a high concentration of federal government jobs that has historically served as a buffer during recessions. The estimated 2008 population was 7,758,000 vs. 7,694,000 in 2007. Per capita income of $43,000 compares favorably to $41,444 in fiscal year 2007.

Fiscal year 2008 general fund revenues increased 1.4% or $219.8 million. However, as a result of the continued economic pressures, the Commonwealth has budgeted for a 4.8% reduction in general fund revenue in 2009 with an expected 4% increase in fiscal year 2010. As a result of the anticipated reduction in revenue, the Governor has proposed numerous expense reductions and a $490 million draw from the Revenue Stabilization Fund to help balance the 2009 budget. The balance in the Revenue Stabilization fund at the end of fiscal year 2009 after withdrawing the $490 million proposed by the Governor will be approximately $570 million. No draws are currently anticipated for fiscal year 2010.

Although debt levels have increased, Virginia’s direct GO debt burden remains relatively low and debt service should be manageable. In 2008, the total debt of the Commonwealth increased to $26.9 billion, an increase of $2.6 billion or 10.7%. Outstanding general obligation debt backed by the full faith and credit of the Commonwealth totaled $1 billion. Debt as a percentage of personal income is manageable at 2.46% with per capita debt of $1,059.

U.S. Territories   Since the Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect the Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Fund may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Fund from historically reliable sources, but it has not been independently verified by the Fund.

Puerto Rico.   The Commonwealth of Puerto Rico is the fourth largest island in the Caribbean and an estimated 3.9 million people call it home. Puerto Rico's economy has traditionally tracked that of the U.S. mainland. However, Puerto Rico entered its own recession about two years prior to the mainland entering its recession. Tourism, an important component of the Puerto Rican economy, had improved in late 2007 and early 2008. However, with the U.S. in recession, tourism is expected to slow which will likely have a negative effect on the economy and tax revenues. Hotel occupancy rates dropped from 64% in December 2007 to 59% in December 2008. The Commonwealth has recently opened a new convention center, which it hopes will likely attract new business and continue to improve tourism. Since 2002, the Commonwealth reports its economy has been expanding at a moderate annual rate of 2.3%, but over the past three years, several key economic indicators have begun to indicate a significant slowing of activity. In February 2009, the Planning Board lowered its real gross national product forecast to a decline of 2.5% in 2008 followed by a decline of 3.4% in 2009 and another decline of 2.0% in 2010. It is possible this will be further revised downward.

The island's unemployment rate dropped from 13.6% in 1998 down to an average of 10.6% as of 2005, 11.7% 2006 and 11.2% in 2007. As of June 30, 2008, unemployment was 10.9% before growing to 14% in February 2009. The largest employment sectors include government (29%), services (30%), trade (16%) and manufacturing (10%). The manufacturing sector has undergone some major changes as pharmaceuticals, biotechnology and technology became growth areas. However in the past year, Puerto Rico has seen several large pharmaceutical companies leave for lower-cost areas outside the Commonwealth, further weakening the economy. Pharmaceutical manufacturing employment declined 18% from fiscal years 2006-2008.

The Commonwealth's financial stresses continue. Its financial situation reached a low point in May 2006, when the government disclosed a significant budget gap of $738 million for the then current fiscal year. After a political impasse on how to handle the deficit, the Governor ordered the closing of certain non-essential government offices and schools due to the lack of money available for operations on May 1, 2006. During the shutdown, the Governor and legislative leaders were unable to agree on a loan from the Government Development Bank of Puerto Rico (GDB) and what sources would be used for repayment. After an impasse, a four-person commission of non-elected citizens was charged with resolving the fiscal crisis. The commission decided on a special 1% sales tax to repay the GDB loan, and the sales tax was expected to be part of a larger sales tax that could generate a net $300-$400 million for the general fund. Employees went back to work on May 15, 2006. After much political wrangling, including taking the sales tax to court, the legislature and Governor were able to agree on a sales tax rate, agree on spending reductions and enable a loan from the GDB.

The government was able to agree on a fiscal year 2007 budget (it did not have a budget agreement in fiscal year 2006). The key component of the budget was implementation of a sales tax which occurred on November 15, 2006. At the same time the general excise tax was repealed. The 7% sales tax is divided with 4.5% going to the Commonwealth's general fund, 1.5% to local municipalities and 1% for funding repayment of debt. The budget was passed with the gap closed using spending decreases, the sales tax, a debt refinancing and an expected improvement in the economy.

Fiscal year 2008 expenditures for the Commonwealth came in at $9.05 billion, just below budgeted expenditures of $9.23 billion. Revenues were well below budgeted amounts; collections were reported at $8.2 billion, almost $800 million below budgeted revenues of $9 billion. The gap was closed with one-time measures including: Federal funds recovery, debt service refinancing, cash management measures including holding back payments to vendors, and the sale of government properties ($150 million). Revenues were approximately $600 million, or 7%, below 2007 levels.

When the fiscal year 2009 budget was passed, it projected $8.488 billion in revenues and $9.484 million in expenditures. The $1 billion difference was projected to come from a sale of tax receivables that never occurred. Combined with a rapidly slowing economy, revenues began to underperform, putting the budget further out of balance.

In November 2008, the people of Puerto Rico elected a new governor, Luis Fortuño. Soon after the election, he put together an Advisory Council charged with evaluating and offering recommendations relating to the economy and financial position of the Commonwealth. The preliminary report was released on December 19, 2008 and updated again in January 2009. It identified a budget and cash deficit that has growth to $3.2 billion for fiscal year 2009. Expenditures are expected to be $10.999 billion with only $7.6 billion in revenues available. Revenues are expected to decline $887 million or 10.5% from budget and expenditures are expected to grow $1.515 billion or 16% over budget. Year-over-year, corporate taxes are down 11%, withholding taxes are down 9.9% and sales taxes are down 7.1%. Of the spending increases, $500 million is attributed to the government's health insurance plan, $750 million in accounts payable (vendor payments) and $265 million in other spending items, including debt service.

To close this gap, the governor has announced a Reconstruction Plan. The Financial Reconstruction Plan consists of expense reductions and government efficiency, tax enforcement, revenue enhancements and other financial measures. The Economic Reconstruction Plan includes both the Federal and a Local Stimulus Package, increased public-private partnerships and an Economic Development Supplemental Stabilization Plan. One of the keys to this plan is the issuance of up to $4 billion in sales tax secured bonds which the Commonwealth hopes to issue in the first half of 2009.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to U.S. states, this is partly explained by the fact that Puerto Rico generally centralizes the majority of its debt issuance at the territory level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. Puerto Rico continues to maintain a large unfunded pension liability of almost $10 billion that risks running out of money as early as 2014. The Commonwealth issued pension obligation bonds in early 2008, which will help but will not solve the pension issues. The bonds are secured by future employer contributions. Future pension related debt is expected.

S&P® rates Puerto Rico's general obligation debt at BBB-, with a stable outlook. Moody's rates the island's general obligation debt to Baa3, and it maintains a stable outlook.

Puerto Rico will continue to face challenges from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code. This section had given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives had helped drive Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that had benefited from these incentives provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The Section 936 incentives were phased out over a 10-year period ending in 2006. In fiscal year 2007, manufacturing provided 41% of Puerto Rico's gross domestic product and 10% of non-farm payroll employment.

Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit position.

Guam.   The island of Guam has an estimated population of 173,000. Its economy is driven by tourism and U.S. Military activity. The government of Guam also receives significant support from the U.S. Treasury. Japan accounts for a substantial amount of Guam's tourism (78% of visitors), which makes the island's economy very sensitive to fluctuations in the Japanese economy. Economic weakness in Japan and other parts of Asia has had a negative impact on Guam tourism. Combined with a typhoon in 1997, a super-typhoon in 2002, September 11, 2001 ("9/11"), SARS and the war in Iraq, tourism declined in the early to mid-part of this decade. However, tourism has seen improvement in recent years, helped by favorable weather and a steadying Japanese economy. In August 2007, visitor arrivals hit the highest mark since 9/11 and calendar year 2007 arrivals increased 1.1% from 2006. However, since then, arrivals have dropped off which Guam attributes to the global recession. In 2008, visitors declined 3.6% from 2007 with a 7% drop projected for 2009.

Employment has been quite volatile on Guam since 1998. Total employment reached a peak of 62,350 in March of 1999. Small increases followed in 2000 and 2001, but then employment fell by nearly 10% in early 2002. Employment has slowly increased during the past four years, reaching 58,310 in June 2008. Unemployment rates remain high and was 8.3% in September 2007, the last time it was calculated by the U.S. Bureau of Labor Statistics.

The U.S. Military presence on Guam has always been a positive contributor to the economy. Its strategic location close to Asia has increased its importance in the overall military strategy of the U.S. As a result, the U.S. government is in the process of a significant buildup of personnel and facilities on Guam. The Marines are planning on relocating some 8,000 Marines and their 9,000 dependents to Guam from Okinawa, Japan by 2014, and the U.S. Navy has stationed several submarines and carrier strike forces on the island. This planned growth requires a substantial amount of new facilities, upgrades to existing facilities and infrastructure improvements, possibly totaling as much as $10 billion. The short- and long-term implications of this growth are expected to be positive.

Guam's overall financial condition has deteriorated due to a slew of misfortunes and mismanagement. Natural disasters, the economic crisis in Japan, and the events of 9/11 have all contributed to Guam's financial hardship. Guam has seen negative financial results for most of the past decade. As a result, its fiscal year 2007 accumulated deficit had grown to almost $523 million. Guam has seen some recent improvement in its financial condition. Guam was able to post a small surplus in fiscal year 2007 and another is projected for fiscal year 2008. This is a step in the right direction for Guam, but its accumulated deficit is still huge. Guam's fiscal year 2009 budget is balanced, but the recent weakness in tourism could make it more difficult to achieve its budget. It has a large unfunded liability in its pension fund and a large liability to its residents for unpaid tax refunds. The government issued debt in 2007 to fund some of these liabilities, restructure debt and pay debt service on current obligations for which cash was not available. Guam has identified several steps that can be taken to improve its financial condition, but successful implementation is uncertain. The expected economic boost from the military buildup could also improve the territory's financial picture, but it is unclear whether Guam will be able to erase this deficit in the foreseeable future.

As of April 2009, S&P has assigned a rating of B+ to Guam's general obligation debt with a stable outlook.

Mariana Islands.   The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is currently $3.70 per hour below the U.S. level. Immigration from various Asian countries, however, has provided inexpensive labor resources for the islands' industries over the last several decades. Foreign workers have accounted for approximately four times the number of indigenous workers.

It is estimated that the garment industry contributes about 30% of general fund expenditures compared to 40% just a few years ago and was expected to decline further in 2008. The decline is largely a result of the elimination of quota restrictions for World Trade Organization members in 2005. The export value of the industry dropped 13% in 2005, 26% in 2006 and an estimated 10% drop in 2007. Employment in the industry has dropped from 17,000 workers in 2001 to about 7,000 in 2007, and the number of factories has dropped from 34 to 16 over the same period. There is also additional legislation being considered in Congress that could negatively affect this industry further if passed, including implementation of the federal minimum wage rate in the Commonwealth of the Northern Mariana Islands (CNMI) and the implementation of federal immigration laws in the islands. The CNMI gross business revenues were $1.4 billion in 1993, then increased to a high of $2.6 billion in 1997. Gross business revenues have since declined to $1.3 billion for 2006.

The tourism industry is the other large contributor to the CNMI economy. Tourism, which is largely driven by trends in Asia, is estimated to account for up to 35% of the economy. Visitors to the islands have declined over the last several years from 694,888 in 1997 to 459,458 in 2003 and 435,494 in 2006. Arrivals declined another 22% in 2007. The decline is a result of many factors including the weakening of the Asian economy, SARS, the war in Iraq and most recently the reduction in flights available from Japan to CNMI. But since 2007, the number of flights from Japan has doubled from two to four which has helped improve visitor numbers. As of October 2008, arrivals were up 8.7% from the same period in 2007. Japan alone had a 29% increase in this same period. However, visitor arrivals slowed in the final quarter of the year and its 2008 total arrivals were 2% above 2007. The CNMI is trying to diversify its visitor profile and is working closely with Chinese officials to open up this channel and is currently seeing strong growth from Korea and Russia.

The CNMI financials have been in a deficit position since 1994. The most recent audited financial statement is from 2007 and it identified a $218 million negative unreserved fund balance which is more than annual revenues.

The population of all the islands combined was estimated at 82,500 in 2006, a 19% increase from the 2000 census.

As of April 2009, Moody's rates the Commonwealth Ba3 and S&P rates it B+.

U.S. Virgin Islands.   Approximately 112,000 people reside in the U.S. Virgin Islands, which include 70 small islands and cays. While the unemployment rates climbed across the U.S. in 2008, the U.S. Virgin Islands maintained a fairly steady unemployment rate. At the end of 2008, U.S. Virgin Islands reported an unemployment rate of 6%. Wealth levels remain significantly below those realized in the United States, although per capita income has been increasing steadily. The economy of the U.S. Virgin Islands is driven by tourism, which typically accounts for about 80% of gross domestic product and a significant share of employment. The local tourism industry was hit hard after the events of 9/11, but tourism activity experienced a modest recovery beginning in 2004. The majority of the islands' visitors arrive via cruise ships, and total cruise ship arrivals increased 11.9% in 2004. Total cruise ship arrivals decreased slightly in 2005 and 2006 and increased marginally in 2007. Air arrivals reached an all-time high in 2005 before decreasing slightly in 2006. Total air arrivals increased 3.4% in 2007. Taking both air and cruise arrivals into account, tourism activity increased 1.4% in 2007. Hotel occupancy rates have been above 60% since 2004, including average rates of 60.6% in 2006 and 64.6% in 2007. In the five years prior to 2004, hotel occupancy had ranged between 55% and 58%. Private sector jobs comprise 72.4% of all non-farm jobs, led by leisure & hospitality services and trade. Manufacturing represents approximately 5.0% of employment, and construction represents about 7.5%.

The U.S. Virgin Islands government carries a large public sector payroll and taxes continue to account for a huge share of general fund revenues. In fiscal year 2006, taxes represented 91.9% of revenues. Recent financial performance has improved significantly following numerous years of budget imbalances. The U.S. Virgin Islands government faced a cash-flow crisis at the end of fiscal year 2002 due to the slumping economy and lower tax receipts. In fiscal year 2003, the government reduced its operating deficit from $164.4 million to $109.8 million, and used transfers and bond anticipation notes to increase the general fund balance by $68.3 million. Financial results continued to be positive in fiscal year 2004 and fiscal year 2005. In fiscal year 2004, the general fund balance increased by more than $30 million, and an additional increase of $52.4 million was achieved in fiscal year 2005. By the end of fiscal year 2005, the general fund balance had reached $180.1 million. The government nearly eliminated its operating deficit in fiscal year 2006, and the surplus after transfers reached $110.8 million. By the end of fiscal year 2006, the general fund balance had reached $228 million, which equals 32.2% of expenditures. Expenditures remain extremely high, and the government payroll continues to grow. Securitized tax revenues have been sufficient to cover debt service and supplement the general fund, and the fund balance should remain strong under these conditions. Financial results for fiscal year 2007 are not available at this time.

In October 1999, the government and the U.S. Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. In recent years, the government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting health care costs, hiring freezes, and a reduction in overtime.

Policies and procedures regarding the release of portfolio holdings   The Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable U.S. registered fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Fund's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Fund's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as the Fund's top 10 holdings, may be released monthly, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for the Fund, that is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Fund's Chief Compliance Officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund, and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets. In addition, should the Fund process a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

The specific entities to whom the Fund may provide portfolio holdings in advance of their release to the general public are:

  Bloomberg, Capital Access, CDA (Thomson Reuters), FactSet, Fidelity Advisors, Standard & Poor's, Vestek, and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end.
  Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, including: Custodian Bank: The Bank of New York Mellon; Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel: Bleakley, Platt & Schmidt, LLP; Proxy Voting Services: Glass, Lewis & Co. and RiskMetrics Group; Brokerage Analytical Services: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; Financial Printers: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Asset Finance Limited, the financing company for Fund B share sales, a 49% owned subsidiary of Franklin Resources, Inc. (Lightning), receives portfolio holdings information on a weekly basis, with no time lag.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

  The recipient agrees to keep confidential any portfolio holdings information received.
  The recipient agrees not to trade on the non-public information received.
  The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

In connection with the provision of portfolio holdings information to Lightning, Lightning may utilize such information to construct a "global hedge" to lessen its exposure to market fluctuations with respect to the fees it receives in connection with the financing of the Fund's Class B shares. The global hedge is not specific to the Fund but rather is constructed with respect to the aggregate portfolio of securities underlying all funds, including funds within Franklin Templeton Investments as well as funds in other investment company complexes for which Lightning provides Class B share financing. The global hedge can be comprised of a number of financial instruments, including futures contracts, swaps, index shares, exchange-traded funds and, in limited circumstances, individual stocks. In its confidentiality agreement with Franklin Templeton Investments, Lightning has agreed to keep confidential any portfolio holdings information it receives from the Fund and also has agreed not to purchase or sell or sell short any individual stocks held by the Fund based on such portfolio holdings information. If other funds for which Lightning provides financing have supplied Lightning with portfolio holdings information, and such holdings include individual stocks that are also included in the list of portfolio holdings supplied by the Fund, it is possible that the global hedge constructed by Lightning may include individual stock transactions based on such other funds' holdings of a particular stock, but not based on the Fund's holdings of that stock. Lightning does not seek to profit from the global hedge, does not invest in Fund shares, and has established precautionary measures so that its personnel may not use the Fund's portfolio information for the purpose of trading in Fund shares or for any other unauthorized trading. Although neither the Fund nor any Franklin Templeton entity receives compensation in connection with the provision of portfolio holdings information to Lightning, because Franklin Resources is an affiliate of Lightning, to the extent that Lightning's global hedge is successful, Franklin Resources may receive an indirect economic benefit from the global hedge and, consequently, from the release of portfolio holdings information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Fund's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Fund, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Fund. To mitigate such risks, such information may only be disclosed for portfolio analytics, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager agrees to maintain such information as confidential, including limiting the dissemination of such information within its organization, and prohibits the offshore adviser from purchasing or selling any portfolio securities based on any information contained in the information received, trading against any U.S. registered Franklin or Templeton fund, including the Fund, or knowingly engaging in any trading practices that are adverse to any such Fund or its shareholders or trading in shares of any Fund.

Certain F-T Managers serve as investment advisers to privately placed funds that are exempt from registration. Some of these funds invest in portfolios of securities that, in the aggregate, are substantially similar to the holdings of a U.S. registered Fund. In those instances, release of holdings information regarding the private funds is subject to the restrictions imposed by the policy. In other cases, unregistered private funds may have portfolio holdings that are not, in the aggregate, substantially similar to the holdings of a U.S. registered Fund. Under such circumstances the release of portfolio holdings information to a client or potential client of the private fund is permissible but is conditioned upon the client’s execution of a non-disclosure agreement whereby it agrees to limit its use of such information.

In addition, some F-T Managers serve as investment managers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to separate accounts, and as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex. Such trusts, pooled funds, accounts and other funds (collectively, "other accounts") are not subject to the Fund's portfolio holdings release policy. However, in some instances the portfolio holdings of such other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Fund. In the case of bank commingled trusts, Canadian institutional pooled funds and representative or model separate account information, to mitigate risks that such portfolio holdings information may be used to trade inappropriately against a mutual fund, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Fund discloses its portfolio holdings.

The Fund's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Fund's board of trustees, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

Officers and Trustees

The Trust has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

Independent Board Members
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1984	135	Bar-S Foods (meat packing company).
Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Robert F. Carlson (1928) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	112	None
Principal Occupation During Past 5 Years:
Retired; and formerly, Vice President, senior member and President, Board of Administration, California Public Employees Retirement Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	112	Chevron Corporation (global energy company) and ICO Global Communications (Holdings) Limited (satellite company).
Principal Occupation During Past 5 Years:
Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	135	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

Frank W.T. LaHaye (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1984	112	Center for Creative Land Recycling (brownfield redevelopment).
Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	135	Hess Corporation (exploration and refining of oil and gas) and Sentient Jet (private jet service).
Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	143	None
Principal Occupation During Past 5 Years:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	112	None
Principal Occupation During Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Senior Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held
Charles B. Johnson[2] (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1984 and Chairman of the Board since 1993	135	None
Principal Occupation During Past 5 Years:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Gregory E. Johnson[3] (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	91	None
Principal Occupation During Past 5 Years:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President - AML Compliance	Chief Compliance Officer since 2004 and Vice President - AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since March 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since March 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since March 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer - Investment Management	President since 1993 and Chief Executive Officer - Investment Management since 2002	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 29 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

1. We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

2. Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

3. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

The Trust's independent board members constitute the sole independent board members of 27 investment companies in the Franklin Templeton Investments complex for which each independent board member currently is paid a $232,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at regularly scheduled board meetings, a portion of which is allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held Board meetings. The Trust's lead independent trustee is paid an annual supplemental retainer of $25,000 for services to such investment companies, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. John B. Wilson, who serves as chairman of the Audit Committee of the Trust and such other funds receives an additional fee of $40,000 per year, a portion of which is allocated to the Trust. Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting. The following table provides the total fees paid to independent board members by the Trust and by other funds in Franklin Templeton Investments.

Name	Total Fees Received from the Trust ($)[1]	Total Fees Received from Franklin Templeton Investments ($)[2]	Number of Boards in Franklin Templeton Investments on which Each Serves[3]
Harris J. Ashton	20,218	517,760	41
Robert F. Carlson	20,160	318,718	27
Sam Ginn	20,160	300,303	27
Edith E. Holiday	20,856	514,000	41
Frank W.T. LaHaye	21,348	321,000	27
Frank A. Olson	21,365	493,000	41
Larry D. Thompson	20,160	486,765	43
John B. Wilson	28,639	387,060	27

1. For the fiscal year ended February 28, 2009.

2. For the calendar year ended December 31, 2008.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Fund on December 31, 2008.

Independent Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Harris J. Ashton	None	Over $100,000
Robert F. Carlson	None	Over $100,000
Sam Ginn	None	Over $100,000
Edith E. Holiday	None	Over $100,000
Frank W.T. LaHaye	None	Over $100,000
Frank A. Olson	None	Over $100,000
Larry D. Thompson	None	Over $100,000
John B. Wilson	None	Over $100,000

Interested Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Charles B. Johnson	None	Over $100,000
Gregory E. Johnson	None	Over $100,000

Board committees   The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust: Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson and John B. Wilson. The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board members by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-7151 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended February 28, 2009, the Audit Committee met six times; the Nominating Committee met once.

Fair Valuation and Liquidity

The Fund's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Fund's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

Management and Other Services

Manager and services provided   The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Management fees   Prior to January 1, 2008, the Fund paid the manager a fee equal to an annual rate of:

  0.625% of the value of net assets up to and including $100 million;
  0.500% of the value of net assets over $100 million and not over $250 million;
  0.450% of the value of net assets over $250 million and not over $10 billion;
  0.440% of the value of net assets over $10 billion and not over $12.5 billion;
  0.420% of the value of net assets over $12.5 billion and not over $15 billion;
  0.400% of the value of net assets over $15 billion and not over $17.5 billion;
  0.380% of the value of net assets over $17.5 billion and not over $20 billion;
  0.360% of the value of net assets over $20 billion.

Effective January 1, 2008, the Fund pays the manager a fee equal to an annual rate of:

  0.625% of the value of net assets up to and including $100 million;
  0.500% of the value of net assets over $100 million and not over $250 million;
  0.450% of the value of net assets over $250 million and not over $7.5 billion;
  0.440% of the value of net assets over $7.5 billion and not over $10 billion;
  0.430% of the value of net assets over $10 billion and not over $12.5 billion;
  0.420% of the value of net assets over $12.5 billion and not over $15 billion;
  0.400% of the value of net assets over $15 billion and not over $17.5 billion;
  0.380% of the value of net assets over $17.5 billion and not over $20 billion; and
  0.360% of the value of net assets in excess of $20 billion.

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended February 28, 2009, February 29, 2008 and February 28, 2007, the Fund paid the following management fees:

	Management Fees Paid ($)
	2009	2008	2007
Alabama Fund	1,472,307	1,502,396	1,491,234
Florida Fund	6,535,076	7,299,307	7,949,255
Georgia Fund	1,827,480	1,560,901	1,425,197
Kentucky Fund[1]	922,272	881,811	780,547
Louisiana Fund	1,583,630	1,468,901	1,264,369
Maryland Fund	2,626,535	2,522,711	2,307,009
Missouri Fund	3,615,844	3,414,929	3,185,733
North Carolina Fund	4,196,756	3,810,699	3,301,870
Virginia Fund	2,943,609	2,766,179	2,665,367

1. For the fiscal years ended February 29, 2008 and February 28, 2007, management fees, before any advance waiver, totaled $895,946 and $813,571, respectively. Under an agreement by the manager to limit its fees, the Fund paid the management fees shown.

Portfolio managers   This section reflects information about the portfolio managers as of February 28, 2009.

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed	Assets of Other Pooled Investment Vehicles Managed (x $1 million)	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x $1 million)[2]
James Conn	13	14,514.9	0	N/A	0	N/A
Carrie Higgins	11	14,208.4	0	N/A	0	N/A
John Pomeroy	10	13,594.0	0	N/A	0	N/A
Francisco Rivera	5	15,357.4	0	N/A	0	N/A
John Wiley	8	23,052.5	0	N/A	3	231.9
Stella Wong	5	3,824.8	0	N/A	0	N/A

1. These figures represent registered investment companies other than the Funds that are included in this SAI.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.   The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.   The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary   Each portfolio manager is paid a base salary.

Annual bonus   Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Non-investment performance. The more qualitative contributions of the portfolio manager to the manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation   Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Fund shares.   The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
James Conn	None
Carrie Higgins	None
John Pomeroy	None
Francisco Rivera	None
John Wiley	None
Stella Wong	None

Administrator and services provided   Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees   The manager pays FT Services a monthly fee equal to an annual rate of:

  0.15% of the Fund's average daily net assets up to $200 million;
  0.135% of average daily net assets over $200 million up to $700 million;
  0.10% of average daily net assets over $700 million up to $1.2 billion; and
  0.075% of average daily net assets over $1.2 billion.

For the last three fiscal years ended February 28, 2009, February 29, 2008 and February 28, 2007, the manager paid FT Services the following administration fees:

	Administration Fees Paid ($)
	2009	2008	2007
Alabama Fund	396,796	405,866	402,363
Florida Fund	1,619,121	1,744,478	1,856,491
Georgia Fund	502,438	422,898	382,465
Kentucky Fund	238,916	231,170	206,462
Louisiana Fund	429,647	395,451	337,516
Maryland Fund	742,757	711,682	647,236
Missouri Fund	1,024,580	977,374	910,486
North Carolina Fund	1,154,140	1,067,416	943,418
Virginia Fund	837,591	784,822	754,417

Shareholder servicing and transfer agent   Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

Custodian   The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

Independent Registered Public Accounting Firm   PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.

Portfolio Transactions

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

For the last three fiscal years ended February 28, 2009, February 29, 2008 and February 28, 2007, the Fund did not pay any brokerage commissions.

As of February 28, 2009, the Fund did not own securities of their regular broker-dealers.

Distributions and Taxes

Multiclass distributions   The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

Distributions of net investment income   The Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

Exempt-interest dividends.   By meeting certain requirements of the Internal Revenue Code (Code), the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of any state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors or for residents of states other than the state in which the Fund primarily invests.

Corporate shareholders should be advised that these personal income tax rules may not apply to them and that these exempt-interest dividends may be taxable for state franchise or income tax reporting. They should consult with their tax advisor concerning the application of these rules to their state tax reporting.

Taxable income dividends.   The Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends the Fund pays from this income are taxable to you as ordinary income. Because the Fund invests primarily in tax-exempt debt securities, it does not anticipate that any of its dividends will be treated as qualified dividends subject to reduced rates of federal taxation for individuals.

Distributions of capital gains   Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund (in excess of any available capital loss carryovers) generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (0% for individuals in the 10% and 15% federal income tax brackets). These reduced rates of taxation of capital gain dividends and net long-term capital gains are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date. If these rates do sunset at the end of 2010, the rates for taxation of net capital gains that were in effect prior to these changes, including provisions for the taxation of five-year gains, will again be effective for 2011 and later years.

Information on the amount and tax character of distributions   The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable or tax-exempt income, or interest income that is a tax preference item when determining your federal alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December to shareholders of record in such month but paid in January are taxable to you as if paid in December.

Election to be taxed as a regulated investment company   The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board of trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements   To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

  98% of its taxable ordinary income earned during the calendar year;
  98% of its capital gain net income earned during the 12-month period ending October 31; and
  100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales of Fund shares   Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

For Funds with Class B shares, the automatic conversion of these shares to Class A shares in the same Fund will be tax-free for federal income tax reporting purposes. You should talk to your tax advisor regarding the state and local tax consequences of this or any other conversion of shares.

Sales at a loss within six months of purchase.   If you sell or exchange Fund shares that you owned for six months or less:

  any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund.

Wash sales.   All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Deferral of basis. (Class A only)   In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
  You sell some or all of your original shares within 90 days of their purchase, and
  You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Under recently enacted provisions of the Energy Improvement and Extension Act of 2008, the Fund’s administrative agent will be required to provide you cost basis information on the sale of your Fund shares, subject to certain exceptions. This new cost basis reporting requirement is effective for Fund shares purchased on or after January 1, 2012. Information about cost basis reporting for Franklin Templeton Funds is available online at franklintempleton.com (under the Fund’s Tax Information) or through a Customer Service Representative at Franklin Templeton Investments at (800) DIAL BEN / (800) 342-5236.

Tax certification and backup withholding   Tax laws require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

  provide your correct Social Security or taxpayer identification number, certify that this number is correct,
  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

If you fail to meet any of these certification requirements, you will be subject to backup withholding at a rate of 28% on any reportable payments that you receive from the Fund, including any exempt-interest dividends (even though this income is not subject to regular federal income tax), taxable ordinary and capital gain dividends, and any redemption proceeds on the sale of your Fund shares.

Non-U.S. investors have special U.S. tax certification requirements. See the section below entitled "Tax certification and backup withholding as applied to non-U.S. investors."

Dividends-received deduction for corporations   For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the Fund's income primarily is derived from investments earning interest rather than dividend income, generally none of its income dividends will be eligible for the corporate dividends-received deduction.

Qualified dividend income for individuals   For the same reason, none of its distributions are expected to be qualified dividends eligible for federal taxation of individuals at long-term capital gain rates.

Investment in complex securities   The Fund may invest in securities issued or purchased at a discount, such as zero-coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.

Treatment of private activity bond interest   Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code. Private activity bond interest could subject you to or increase your liability under the federal alternative minimum tax, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.

Prior to the American Recovery and Reinvestment Act of 2009 (“Recovery Act”), interest on all tax-exempt private activity bonds (other than certain tax-exempt housing bonds issued after July 30, 2008) was considered an item of tax preference, and a portion of the interest earned on tax-exempt obligations was includable in the alternative minimum taxable income of corporations. Under the Recovery Act, for bonds issued between December 31, 2008 and January 1, 2011 (i) the interest on tax-exempt private activity bonds is not an item of tax preference, and (ii) the interest on any tax-exempt bonds is not included in adjusted gross earnings in determining the alternative minimum taxable income of corporations.

Non-U.S. investors   Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of appropriate forms to certify their foreign status and to claim any applicable treaty benefits to which they are entitled.

In general.   The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source dividends. An exemption from this withholding tax is provided for exempt-interest dividends and capital gain dividends paid by the Fund from its net long-term capital gains. An exemption from withholding is also provided for short-term capital gain dividends and interest-related dividends as described below, to the extent that these gains and dividends are paid out of income and gains earned by the Fund prior to the end of the Fund’s fiscal year ending in 2010. However, not withstanding such exemptions from U.S. withholding at the source, any distributions of exempt-interest dividends, capital gain dividends, short-term capital gain dividends, interest-related dividends, and other taxable ordinary income, and, the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain distributions and short-term capital gain dividends.   Dividends designated by the Fund as either (i) a distribution from net long-term capital gains (a capital gain dividend), or (ii) a distribution from net short-term capital gains (a short-term capital gain dividend) paid out of income earned within the Fund prior to the sunset date described above, are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends.   Interest-related dividends designated and paid by the Fund from qualified net interest income earned prior to the sunset date described above are not subject to U.S. withholding tax. The Fund's qualified net interest income equals its qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: i) bank deposit interest, ii) short-term original issue discount, iii) portfolio interest, and iv) any interest-related dividend passed through from another regulated investment company. On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Limitations on tax reporting for interest-related dividends and short-term capital gains dividends for non-U.S. investors.   It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. When the Fund has designated interest-related or short-term capital gain dividends, this information will be available online at franklintempleton.com, under the Fund’s Tax Information, or through a Customer Service Representative at Franklin Templeton Investments at (800) DIAL BEN. If you are a shareholder of an institutional fund, you may obtain this information by calling Institutional Services at (800) 321-8563, or through a Customer Service Representative at Franklin Templeton Investments at
(800) DIAL BEN.

U.S. estate tax.   An individual who is a non-U.S. investor will be subject to U.S. federal estate tax on all or a portion of the value of Fund shares owned at the time of death, unless a treaty exemption applies between the country of residence of the non-U.S. investor and the U.S. Even if a treaty exemption is available, a decedent’s estate may nevertheless be required to file a U.S. estate tax return to claim the exemption, as well as to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released, and is required before the Fund can release a nonresident alien decedent’s investment in the Fund to his or her estate. For estates with U.S. situs assets of not more than $60,000 (there is a statutory estate tax credit for this amount of property), the Fund may accept, in lieu of a federal transfer certificate, an affidavit from the executor of the estate or other authorized individual evidencing that the U.S. situs assets (excluding any exempt assets as noted below) are at or below this threshold amount. Transfers by gift of shares of the Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between the country of residence of the non-U.S. investor and the U.S. may be different from the consequences described above. Non-U.S. investors should consult with their tax advisors on the estate tax consequences from an investment in the Fund.

For estates of decedents dying before January 1, 2010, the Code also provides for a partial exemption from U.S. estate tax for Fund shares held by an estate of a nonresident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent’s death that are treated as qualifying assets. In general, qualifying assets include U.S. bank deposits, U.S. debt obligations that pay portfolio interest and other property not within the United States.

Sunsetting of provisions.   The provisions dealing with interest-related dividends and short-term capital gain dividends that are discussed above are scheduled to sunset at the end of the Fund’s fiscal year ending in 2010. The provisions creating a partial exemption from U.S. estate tax are scheduled to sunset on December 31, 2009. Unless these rules are extended or made permanent before the sunset provisions become effective, non-U.S. investors will again be subject to nonresident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive, and will no longer be eligible for a reduction in their U.S. estate tax.

Tax certification and backup withholding as applied to non-U.S. investors.   Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%), and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

Other Tax Information   This discussion of “Distributions and Taxes” is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in the Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund, or about the federal, state, local and foreign tax consequences of your investment in the Fund.

Organization, Voting Rights and Principal Holders

The Fund is a diversified series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The Trust was initially organized as a Massachusetts business trust in September 1984, was converted to a Delaware statutory trust effective July 1, 2007 and is registered with the SEC.

The Kentucky Fund currently offers only one share class. Shares of the Fund are considered Class A shares for redemption, exchange and other purposes.The Louisiana Fund currently offers two classes of shares, Class A and Class C. The Florida Fund currently offers three classes of shares, Class A, Class B and Class C. The Maryland, Missouri, North Carolina and Virginia Funds currently offer three classes of shares, Class A, Class C and Advisor Class. The Maryland, Missouri, North Carolina and Virginia Funds began offering Advisor Class shares on July 1, 2009. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Fund may offer additional classes of shares in the future. The full title of each class is:

  Franklin Alabama Tax-Free Income Fund - Class A
  Franklin Alabama Tax-Free Income Fund - Class C
  Franklin Florida Tax-Free Income Fund - Class A
  Franklin Florida Tax-Free Income Fund - Class B
  Franklin Florida Tax-Free Income Fund - Class C
  Franklin Georgia Tax-Free Income Fund - Class A
  Franklin Georgia Tax-Free Income Fund - Class C
  Franklin Kentucky Tax-Free Income Fund
  Franklin Louisiana Tax-Free Income Fund - Class A
  Franklin Louisiana Tax-Free Income Fund - Class C
  Franklin Maryland Tax-Free Income Fund - Class A
  Franklin Maryland Tax-Free Income Fund - Class C
  Franklin Maryland Tax-Free Income Fund - Advisor Class
  Franklin Missouri Tax-Free Income Fund - Class A
  Franklin Missouri Tax-Free Income Fund - Class C
  Franklin Missouri Tax-Free Income Fund - Advisor Class
  Franklin North Carolina Tax-Free Income Fund - Class A
  Franklin North Carolina Tax-Free Income Fund - Class C
  Franklin North Carolina Tax-Free Income Fund - Advisor Class
  Franklin Virginia Tax-Free Income Fund - Class A
  Franklin Virginia Tax-Free Income Fund - Class C
  Franklin Virginia Tax-Free Income Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of June 2, 2009, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.

Buying and Selling Shares

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Investment by asset allocators   The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund’s manager or transfer agent, such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment manager nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

Initial sales charges   The maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class C and Advisor Class.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

Letter of intent (LOI).   You may buy Class A shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:

  You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.
  You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.
  Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.
  Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.

If the amount of your total purchases is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

Waivers for investments from certain payments.   Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

  Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.
  Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.
  Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

Waivers for certain investors.   The following investors or investments may qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

  Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you.
  Registered securities dealers and their affiliates, for their investment accounts only
  Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer
  Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies
  Current partners of law firms that currently provide legal counsel to the funds, Franklin Resources, Inc. or its affiliates
  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as Trustee of an inter vivos or testamentary trust
  Certain unit investment trusts and their holders reinvesting distributions from the trusts
  Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets
  Shares acquired by a financial intermediary that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA), whether or not affiliated with the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares

Dealer compensation   Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% (for funds with a maximum initial sales charge of 5.75%) and 0.75% (for funds with a maximum initial sales charge less than 5.75%) on sales of $1 million or more but less than $4 million, plus 0.50% on sales of $4 million or more but less than $50 million, plus 0.25% on sales of $50 million or more. Consistent with the provisions and limitations set forth in its Class A Rule 12b-1 distribution plan, the Fund may reimburse Distributors for the cost of these commission payments.

These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter - Distribution and service (12b-1) fees," Distributors and/or its non-fund affiliates may make the following additional payments to securities dealers that sell shares of Franklin Templeton funds:

Marketing support payments.   Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. Consistent with the provisions and limitations set forth in its Rule 12b-1 distribution plans, the Fund may reimburse Distributors for the cost of a portion of these marketing support payments. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments. In the case of any one dealer, marketing support payments will not exceed the sum of 0.08% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets respectively, of equity or fixed income funds attributable to that dealer, on an annual basis. Any current year sales to, or assets held on behalf of, Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

Distributors and/or its non-fund affiliates may also make marketing support payments to financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton funds, directly or indirectly, to certain Employer Sponsored Retirement Plans that have retained such financial intermediaries as plan service providers. Consistent with the provisions and limitations set forth in its Rule 12b-1 distribution plans, the Fund may reimburse Distributors for the cost of a portion of these marketing support payments. Payments may be made on account of activities that may include, but are not limited to, one or more of the following: business planning assistance for financial intermediary personnel, educating financial intermediary personnel about the Franklin Templeton funds, access to sales meetings, sales representatives, wholesalers, and management representatives of the financial intermediary, and detailed sales reporting. A financial intermediary may perform the services itself or may arrange with a third party to perform the services. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton equity or fixed income mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis. Distributors will, on an annual basis, determine whether to continue such payments.

Marketing support payments may be in addition to any servicing fees paid by Investor Services and reimbursed by the Fund, as described further under “Shareholder servicing and transfer agent” above.

As noted below, Distributors may make additional payments to dealers, including dealers not listed below, related to ticket charges and various dealer-sponsored events intended to educate financial advisors and their clients about the Franklin Templeton funds. The following is a list of FINRA member broker-dealers (including their respective affiliates) receiving marketing support payments as of March 31, 2009. In addition to member firms of FINRA, Distributors and/or its non-fund affiliates also makes marketing support and/or administrative services payments to certain other financial intermediaries that sell fund shares or provide services to Franklin Templeton funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list. You should ask your financial intermediary if it receives such payments.

American Portfolios Financial Services, Inc., Ameriprise Financial Services, Inc., Associated Securities Corp., AXA Advisors, LLC, Banc of America Investment Services, Inc., Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., Capital Brokerage Corporation, CCO Investment Services Corp., Chase Investment Services Corp., Citigroup Global Markets Inc., Commerce Brokerage Services, Inc., Compass Brokerage, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Edward Jones, Fidelity Investments Institutional Services Company, Inc., Fifth Third Securities, Inc., Financial Network Investment Corporation, First Command Financial Planning, Inc., FSC Securities Corporation, Genworth Financial Securities Corp., Hornor, Townsend & Kent, Inc., IFC Holdings Inc. D/B/A INVEST Financial Corporation, ING Financial Partners, Inc., Investment Centers of America, Inc., J.J.B. Hilliard, W.L. Lyons, Inc., John Hancock Distributors LLC, Legend Equities Corporation, Lincoln Financial Advisors Corporation, Lincoln Financial Securities Corporation, Lincoln Investment Planning, Inc., LPL Financial Corporation, M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Stanley & Co., Incorporated, Multi-Financial Securities Corporation, Mutual Service Corporation, NatCity Investments, Inc., National Planning Corporation, PFS Investments, Inc., PrimeVest Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets Corporation, Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., SagePoint Financial, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Sorrento Pacific Financial, LLC, SunTrust Investment Services, Inc., TFS Securities, Inc., The Investment Center, Inc., UBS Financial Services, Inc., UBS Global Asset Management (US) Inc., UnionBanc Investment Services, LLC, U.S. Bancorp Investments, Inc., UVEST Financial Services Group, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Inc., WaMu Investments, Inc., and Wells Fargo Investments, LLC.

Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

Transaction support payments.   The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

Other payments.   From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.

Contingent Deferred Sales Charge (CDSC) - Class A, B & C   If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% for Class C and 0.75% for Class A of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

if you sell your Class B shares within this many years after buying them	this % is deducted from your proceeds as a CDSC
1 Year	4
2 Years	4
3 Years	3
4 Years	3
5 Years	2
6 Years	1
7 Years	0

CDSC waivers.   The CDSC for any share class generally will be waived for:

  Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.
  Account fees
  Redemptions by the Fund when an account falls below the minimum required account size
  Redemptions following the death of the shareholder or beneficial owner
  Redemptions through a systematic withdrawal plan set up before February 1, 1995
  Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

Exchange privilege   If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

Systematic withdrawal plan   Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked “unable to forward” by the postal service.

Redemptions in kind   The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Share certificates   We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

General information   If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP Services® which offers enhanced service and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.

The Underwriter

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's Class A, B, and C shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 28, 2009, February 29, 2008 and February 28, 2007:

	Total Commissions Received ($)	Amount Retained by Distributors ($)	Amount Received in Connection with Redemptions and Repurchases ($)
2009
Alabama Fund	511,564	75,575	17,920
Florida Fund	1,296,426	204,251	42,980
Georgia Fund	957,301	149,447	16,106
Kentucky Fund	569,578	79,888	452
Louisiana Fund	1,117,348	176,765	20,926
Maryland Fund	1,267,139	198,969	39,435
Missouri Fund	2,842,135	418,184	85,995
North Carolina Fund	2,334,028	358,415	44,921
Virginia Fund	1,400,800	225,833	33,994
2008
Alabama Fund	449,210	68,169	4,912
Florida Fund	1,317,810	204,787	98,986
Georgia Fund	732,024	115,876	14,498
Kentucky Fund	549,971	82,948	—
Louisiana Fund	923,720	142,295	27,616
Maryland Fund	1,388,536	228,018	43,051
Missouri Fund	2,120,257	304,094	4,532
North Carolina Fund	2,350,942	371,645	55,533
Virginia Fund	1,164,327	193,375	11,479
2007
Alabama Fund	579,176	86,978	447
Florida Fund	1,796,462	270,499	149,597
Georgia Fund	639,970	93,909	6,974
Kentucky Fund	449,387	61,559	—
Louisiana Fund	811,063	127,513	5,346
Maryland Fund	1,251,443	199,979	18,365
Missouri Fund	2,096,138	306,262	9,517
North Carolina Fund	2,384,172	364,583	18,659
Virginia Fund	1,161,729	184,391	14,866

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

Distribution and service (12b-1) fees - Class A, B and C   The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Fund under its plan are primarily to pay for ongoing shareholder servicing and to pay third-party financing entities.

The Class A plan.   The Fund may pay up to 0.10% per year of Class A's average daily net assets.

In implementing the Class A plan, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the Fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When the Fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the Fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

For the fiscal year ended February 28, 2009, the amounts paid by the Fund pursuant to the Class A plan were:

	Alabama Fund ($)	Florida Fund ($)	Georgia Fund ($)	Kentucky Fund ($)	Louisiana Fund ($)
Advertising	4,585	47,707	4,250	1,787	2,364
Printing and mailing prospectuses other than to current shareholders	1,308	6,198	1,128	751	690
Payments to underwriters	4,088	24,944	10,530	2,259	4,192
Payments to broker-dealers	222,946	1,181,243	267,695	153,733	245,987
Other	—	—	—	—	—
Total	232,927	1,260,092	283,603	158,530	253,233

	Maryland Fund ($)	Missouri Fund ($)	North Carolina Fund ($)	Virginia Fund ($)
Advertising	6,926	7,200	7,891	7,546
Printing and mailing prospectuses other than to current shareholders	1,415	1,463	1,272	1,434
Payments to underwriters	9,340	11,534	14,586	11,744
Payments to broker-dealers	413,070	643,634	706,357	504,643
Other	—	—	—	—
Total	430,751	663,831	730,106	525,367

The Class B and C plans.   The Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.

Under the Class B plan, the amounts paid by the Florida Fund pursuant to the plan for the fiscal year ended February 28, 2009, were:

Florida Fund ($)
Advertising	—
Printing and mailing prospectuses other than to current shareholders	—
Payments to underwriters	—
Payments to broker-dealers	64,829
Other	218,807
Total	283,636

Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended February 28, 2009, were:

	Alabama Fund ($)	Florida Fund ($)	Georgia Fund ($)	Louisiana Fund ($)
Advertising	1,390	4,260	1,527	1,342
Printing and mailing prospectuses other than to current shareholders	409	559	411	397
Payments to underwriters	1,972	3,561	4,044	3,575
Payments to broker-dealers	263,775	748,954	381,888	253,916
Other	—	—	—	—
Total	267,546	757,334	387,870	259,230

	Maryland Fund ($)	Missouri Fund ($)	North Carolina Fund ($)	Virginia Fund ($)
Advertising	2,754	2,033	3,759	1,649
Printing and mailing prospectuses other than to current shareholders	587	418	615	319
Payments to underwriters	7,229	3,719	8,293	3,820
Payments to broker-dealers	614,105	501,527	894,378	431,709
Other	—	—	—	—
Total	624,675	507,697	907,045	437,497

The Class A, B and C plans.   In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

Performance

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Average annual total return before taxes   Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Average annual total return after taxes on distributions   Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

Average annual total return after taxes on distributions and sale of fund shares   Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption

Cumulative total return   Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.

Current yield   Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period.

The following SEC formula is used to calculate these figures:

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

Taxable-equivalent yield   The Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any.

From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes. The Fund expects updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.

Current distribution rate   Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time.

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund.

Volatility   Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other performance quotations   The Fund also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

Miscellaneous Information

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $448 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 109 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Under current federal and state income tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2009, the tax cost of a fully taxable investment could reach $42 on every $100 of investment earnings. This is based on the highest federal personal income tax rate of 35.00% and the highest combined state and local personal income tax rate of 10.78%. The combined tax rate of 42.00% assumes a federal income tax deduction for the full amount of the state and local income taxes. Federal and state income tax rates are as of December 29, 2008, and are subject to change as federal and state legislatures search for new revenue to meet expected budget shortfalls. Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund may provide you with the potential to earn income free from regular federal income tax and, depending on the fund and your state of residence, state and local tax as well, while supporting state and local public projects. A portion, or a small portion, of the tax-free funds’ income dividends may be subject to the federal alternative minimum tax. Franklin tax-free funds may also provide tax-free compounding when tax-free income is reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments. Shareholders should also be aware that many states are experiencing budget shortfalls in their annual budgets and these states may raise taxes on investment income to generate additional revenue to cover these shortfalls. Tax-free compounding may create one more reason why investors should consider an investment in a tax-free fund as an investment opportunity at this time.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

Description of Ratings

Municipal Bond Ratings

Moody's

Municipal Ratings are the opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale. Historical default and loss rates for obligations rated on the US Municipal Scale are significantly lower than for similarly rated corporate obligations. It is important that users of Moody's ratings understand these differences when making rating comparisons between the Municipal and Global Scales.

Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, finances, governance and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

INVESTMENT GRADE

Aaa: Issues or issuers rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Aa: Issues or issuers rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

A: Issues or issuers rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Baa: Issues or issuers rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

BELOW INVESTMENT GRADE

Ba: Issues or issuers rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

B: Issues or issuers rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Caa: Issues or issuers rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Ca: Issues or issuers rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

C: Issues or issuers demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Con.(*): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue or issuer ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue or issuer ranks in the lower end of its generic rating category.

S&P®

S&P's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a statement of fact or recommendation to purchase, sell, or hold a financial obligation or make any investment decisions. Nor is it a comment regarding an issue's market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

INVESTMENT GRADE

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than an obligation in the higher rating categories. However, the obligor's capacity to meet its financial commitment is considered still strong.

BBB: An obligation rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr: The designation "pr" indicates that the rating is provisional. Such a rating assumes the successful completion of the project financed by the debt being rated and also indicates that payment of the debt service is largely or entirely dependent upon the successful and timely completion of the project. This rating addresses credit quality subsequent to the completion of the project, but makes no comment on the likelihood of or the risk of default upon failure of such completion.

Fitch

INVESTMENT GRADE

AAA: Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected by reasonably foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of default risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable future developments.

A: High credit quality. A ratings denote a low expectation of default risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of default risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BELOW INVESTMENT GRADE

BB: Speculative. BB ratings indicate that there is a possibility of default risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant default risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

D: Default. D ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Plus (+) or minus (-) signs may be appended to a rating to denote relative status within major rating categories. Plus or minus signs are not used with the AAA, CC, C or D categories.

Municipal Note Ratings

Moody's

Moody's ratings for municipal short-term investment grade obligations are designated Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. Symbols used will be as follows:

INVESTMENT GRADE

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

BELOW INVESTMENT GRADE

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P®

New municipal note issues due in three years or less, will usually be assigned the ratings below. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a strong capacity to pay principal and interest. Issues determined to possess a very strong capacity to pay debt service are given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3: Issues carrying this designation have a speculative capacity to pay principal and interest.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch

Fitch's short-term ratings apply to debt obligations that have a time horizon of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as for issues in the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable economic and business environment.

D: Default. Actual or imminent payment default.

State Tax Treatment

The following information on the state income tax treatment of dividends from the Fund is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

Alabama   Under Section 40-18-14(3)f of the Alabama Code, interest on obligations of the state of Alabama and any of its counties, municipalities or other political subdivisions is exempt from personal income tax. Section 40-18-14(3)d provides similar tax-exempt treatment for interest on exempt obligations of the U.S. government or its possessions. In addition, the position of the Alabama Department of Revenue, as reflected in the instructions to Form 40, Alabama Individual Income Tax Return, is that dividends derived from interest on United States obligations and/or Alabama municipal obligations that are received from a regulated investment company, such as the Alabama Fund, are exempt from the Alabama individual income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations or obligations of other states and their political subdivisions. To the extent such investments are made by the fund, distributions from those investments generally will be taxable. Any distributions of capital gains earned by the Fund are fully includable in each individual shareholder's Alabama taxable income.

Georgia   Under Section 48-7-27(b)(1)(A) of the Georgia Code, interest on obligations of the state of Georgia and its political subdivisions, which is not otherwise included in federal adjusted gross income, is exempt from the state's individual income tax. Likewise, under Section 48-7-27(b)(2) interest on exempt obligations of the U.S. government, its territories and possessions (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands), or of any authority, commission, or instrumentality of the U.S. government also is exempt from the state's individual income tax. According to the instructions to Georgia's personal income tax return, distributions from a regulated investment company (such as the Georgia Fund) attributable to interest on obligations of the state of Georgia and its political subdivisions and, apparently, to interest on obligations of the U.S. government, its territories and possessions, will be excluded from the Georgia individual income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by a fund, such as for temporary or defensive purposes, such distributions generally will be taxable. Any distributions of capital gains earned by the Fund are fully included in each individual shareholder's Georgia taxable income.

Kentucky   Pursuant to Kentucky Revised Statute 141.010(10)(a), income that is exempt from state taxation under the Kentucky Constitution and the Constitution and statutory laws of the United States and Kentucky is excluded from the Kentucky individual income tax base. This should include interest earned on exempt obligations of the U.S. government, its agencies and instrumentalities, or its territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) and obligations issued by the Commonwealth of Kentucky or its political subdivisions. Under Kentucky Revenue Cabinet Tax Policy No. 42P161 (as revised December 1, 1990), dividends from regulated investment companies, such as the Kentucky Fund, which are derived from such exempt obligations, also will be exempt from state income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the Fund, such as for temporary or defensive purposes, such distributions generally will be taxable. Any distributions of net short-term and net long-term capital gains earned by the Kentucky Fund are generally includable in each shareholder's Kentucky adjusted gross income.

Louisiana   Under Section 47:293(9)(b) of Louisiana's individual income tax law, interest earned on exempt obligations of the state of Louisiana or its political subdivisions, is exempt from the Louisiana individual income tax. The instructions to the Louisiana individual income tax return (Form IT-540) provide that interest from U.S. government obligations is also exempt. Distributions from a regulated investment company, such as the Louisiana Fund, will also be exempt from the Louisiana individual income tax to the extent that they are derived from interest earned on such exempt obligations. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the Fund, such as for temporary or defensive purposes, such distributions generally will be taxable. Any distributions of net short-term and net long-term capital gains earned by the Fund are included in each shareholder's Louisiana taxable income.

Maryland   Distributions from the Maryland Fund attributable to interest on obligations of the state of Maryland and its political subdivisions are excluded from Maryland's personal income tax. Maryland Administrative Release No. 5 clarifies that this exemption applies to distributions from a regulated investment company, such as the Maryland Fund, to the extent such distributions are attributable to interest on obligations of the state of Maryland and its political subdivisions. Under Section 10-207(c) of the Tax General Article, interest attributable to exempt obligations of the U.S. government and any authority, commission, instrumentality, possession or territory of the U.S. (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) also is exempt from Maryland's personal income tax. Under Section 10-207(c-1), this exemption is extended to distributions from a regulated investment company, such as the Maryland Fund, to the extent such distributions are attributable to interest earned on exempt obligations of the U.S. government or its agencies and possessions (including Puerto Rico, Guam and the U.S. Virgin Islands). Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the Fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Pursuant to Maryland Administrative Release No. 5 distributions of capital gains by the Maryland Fund that are derived from gain realized from the sale or exchange of obligations issued by the state of Maryland or its political subdivisions also may be exempt from Maryland's personal income tax. Distributions of capital gains earned by the fund on non-Maryland obligations and gains from the sale of shares of the Maryland Fund are includable in each shareholder's Maryland adjusted gross income.

Missouri   Under Section 143.121 of the Revised Statutes of Missouri, interest earned on exempt obligations of the U.S. government, its authorities, commissions, instrumentalities, possessions or territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands), or the state of Missouri, its political subdivisions or authorities are exempt from Missouri personal income tax. Under Missouri's income tax regulations (Title 12, Section 10-2.155), a regulated investment company such as the Missouri Fund may pass the tax-exempt character of such interest through to its shareholders. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the Fund, such as for temporary or defensive purposes, such distributions generally will be taxable. Any distributions of net short-term and net long-term capital gains earned by the Fund are included in each shareholder's Missouri taxable income.

North Carolina   Section 105-134.6(b)(1) of the North Carolina General Statutes provides that interest on exempt obligations of the U.S. government, or its possessions, (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) and exempt obligations of the state of North Carolina or its political subdivisions are exempt from state income tax. Pursuant to a North Carolina Department of Revenue Individual Income Tax Technical Bulletin No. X, dated January 4, 2007, dividends received from a regulated investment company, such as the North Carolina Fund, are exempt from personal income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Distributions of capital gains from the sale of certain North Carolina obligations issued before July 1, 1995, may be exempt from taxation for the Fund's individual shareholders. Distributions of all net short-term capital gain and net long-term capital gain earned by the Fund on all other North Carolina obligations and on non-North Carolina obligations are includable in each shareholder's North Carolina taxable income.

In a case captioned Dunn v. State of North Carolina, the North Carolina Court of Appeals recently affirmed a lower court's certification of a class of taxpayers, for purposes of pursuing a class action lawsuit, who paid income tax on interest earned or accrued on municipal securities of states other than North Carolina and its political subdivisions. The taxpayers contend that North Carolina impermissibly imposed tax on individual and corporate taxpayers on interest received on municipal securities issued by non-North Carolina state and local governments, while not taxing interest received on municipal bonds issued by North Carolina and its political subdivisions. The North Carolina Supreme Court recently agreed to review issues relating to the class-certification. If the plaintiffs in Dunn are ultimately successful on the merits of the case, the decision could impact that tax status of the North Carolina Fund's distributions for state tax purposes and could negatively impact the value of securities held by the Fund and, therefore, the value of Fund shares. However, this may not be likely since any decision on the merits in Dunn likely will be controlled by the May, 2008 U.S. Supreme Court's decision in Davis v. Department of Revenue which held that a state may exempt from taxation the interest on its own state and local obligations while taxing the interest on out-of-state municipal obligations.

Virginia   Sections 58.1-322 and 58.1-402 of the Code of Virginia provide that interest and gains on obligations of the state of Virginia, its political subdivisions, and instrumentalities and income derived from direct obligations of the U.S. government or its authorities, commission, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands) is exempt from state income tax. Under Title 23, Virginia Administrative Code 10-110-142 and 10-10-102, distributions from a regulated investment company, such as the Virginia Fund, also will be exempt from state income tax to the extent attributable to interest received by the Virginia Fund from such exempt obligations. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the Fund, such as for temporary or defensive purposes, such distributions generally will be taxable. Distributions of net short-term and net long-term capital gains earned by the Fund from taxable obligations are included in each shareholder's Virginia taxable income.



Franklin
Tax-Free Trust

Franklin Arizona Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Double Tax-Free Income Fund

Franklin Federal Intermediate-Term Tax-Free Income Fund

Franklin Federal Limited-Term Tax-Free Income Fund

Franklin High Yield Tax-Free Income Fund

Franklin New Jersey Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund

STATEMENT OF ADDITIONAL INFORMATION

July 1, 2009

P.O. Box 997151, Sacramento, CA 95899-7151 (800) DIAL BEN® (800) 342-5236

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' (hereafter "the Fund") prospectus. The Fund's prospectus, dated July 1, 2009, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to Shareholders, for the fiscal year ended February 28, 2009, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call (800) DIAL BEN/
(800) 342-5236.

CONTENTS
Goals, Strategies and Risks
State and U.S. Territory Risks
Officers and Trustees
Fair Valuation and Liquidity
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
The Underwriter
Performance
Miscellaneous Information
Description of Ratings
State Tax Treatment

  Mutual funds, annuities, and other investment products:
  are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;
  are not deposits or obligations of, or guaranteed or endorsed by, any bank;
  are subject to investment risks, including the possible loss of principal.

TF3 SAI 07/09


Goals, Strategies and Risks

Unless the context otherwise indicates, the information provided with respect to each Fund (hereafter “the Fund”) is in addition to that included in the Fund’s prospectus.

In addition to the main types of investments and strategies undertaken by the Fund as described in the prospectus, the Fund also may invest in other types of securities and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies mentioned with respect to the Fund are discussed in greater detail in the section entitled "Glossary of Investments, Techniques, Strategies and Their Risks.”

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

Fundamental Investment Policies

The Federal Intermediate-Term Fund's investment goal and the Federal Limited-Term Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

The High Yield Fund's principal investment goal is to provide investors with a high current yield exempt from federal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with the Fund's principal investment goal.

The Double Tax-Free Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from state personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

Each state Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from personal income taxes, if any, for resident shareholders of that Fund's state as is consistent with prudent investment management and the preservation of shareholders' capital.

Under normal market conditions, the Fund invests at least 80% of its assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. The Fund applies this test to its net assets, except for the Federal Intermediate-Term Fund and the Federal Limited-Term Fund, each of which applies this test to its total assets. In addition, under normal market conditions, each state Fund invests at least 80% of its net assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state. The Double Tax-Free Fund also normally invests at least 80% of its net assets in securities whose interest is free from state personal income taxes.

The Fund may not:

1.  Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

2.  Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5.  Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

6.  Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7.  Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).1

In addition, each Fund, other than Franklin Double Tax-Free Income Fund, may not:

8.  Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

1. Although not part of the Fund's fundamental investment restriction, consistent with SEC Staff interpretations and guidance, governments or their political subdivisions that issue tax-exempt municipal securities are not considered by the Fund to be members of any industry.

Non-Fundamental Investment Policies

Unlike the state Funds, the Double Tax-Free, the Federal Intermediate-Term, Federal Limited-Term and High Yield Funds do not focus their investment in a particular state. The High Yield Fund will not invest more than 25% of its total assets in the municipal securities of any one state or territory. The Double Tax-Free Fund focuses on municipal securities of U.S. territories.

Municipal securities issued by a state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of that state.

The Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require the Fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the Fund's distributions to be free from the state's personal income taxes. If the Fund's state requires this, the Fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholders of the Fund's state.

Glossary of Investments, Techniques, Strategies and Their Risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

"small portion"	less than 10%
"portion"	10% to 25%
"significant"	25% to 50%
"substantial"	50% to 66%
"primary"	66% to 80%
"predominant"	80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The Fund may invest in securities that are rated by various rating services such as Moody's Investors Service (Moody's) and Standard & Poor's (S&P®) and Fitch Ratings (Fitch).

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

Below is a description of various types of municipal and other securities that the Fund may buy. Other types of municipal securities may become available that are similar to those described below and in which the Fund also may invest, if consistent with its investment goal and policies.

  Municipal bonds have two principal classifications: general obligation bonds and revenue bonds.

General obligation bonds.   Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Revenue bonds.   The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

  Anticipation notes are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

  Bond anticipation notes are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

  Revenue anticipation notes are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

  Tax anticipation notes are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

Callable bonds   The Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact the Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower the Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond.

  Commercial paper is a promissory note issued by a corporation to finance its short-term credit needs. The Fund may invest in taxable commercial paper only for temporary defensive purposes.

Convertible zero-coupon and step coupon bonds   The Fund may invest a portion of its assets in convertible zero-coupon and step coupon bonds. Convertible zero-coupon securities have no coupon until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued. Zero-coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

  Escrow-secured or pre-refunded bonds are created when an issuer uses the proceeds from a new bond issue to buy other high grade, interest bearing debt securities, including direct obligations of the U.S. government in order to redeem (or pre-refund), before maturity, an outstanding bond issue that is not immediately callable. These high quality securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will tend to fall to its call price. The Fund’s manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.

  Mandatory tender (mandatory put) municipal securities may be sold with a requirement that a holder of a security surrender the security to the issuer or its agent for cash at a date prior to the stated maturity. On the predetermined tender date, the holder receives principal and accrued interest.

  Municipal lease obligations are created to finance the purchase of property for public use. The property is then leased to the state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

The Fund may invest in municipal lease obligations, including certificates of participation.

Because annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, the Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.

Stripped municipal securities   Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

  Tax-exempt commercial paper typically represents a short-term obligation (270 days or less) issued by a municipality.

  Tax-exempt industrial development revenue bonds are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

  U.S. government securities are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

Variable or floating rate securities   The Fund may invest in variable or floating rate securities, including variable rate demand notes, municipal inflation protected securities and auction rate securities, which have interest rates that change either at specific intervals from daily up to semiannually, or whenever a benchmark rate changes. The interest rate adjustments are designed to help stabilize the security's price or maintain a fixed spread to a predetermined benchmark. While this feature may protect against a decline in the security's market price when interest rates or benchmark rates rise, it lowers the Fund's income when interest rates or benchmark rates fall. Of course, the Fund's income from its variable and floating rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. The Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

Zero-coupon and delayed interest securities   The Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities are debt obligations that make no periodic interest payments before maturity or a specified date, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

In addition to standard purchases and sales of various municipal securities, the Fund's portfolio may also be subject to certain other characteristics and risks, and may also engage in other strategies, which, along with these risks, are described below. Should other strategies, not specifically described below, become available or attractive, the manager may engage in them so long as they are consistent with the Fund's goals and objectives.

Credit quality   All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch, Moody's, and S&P®, often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four long-term ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain high quality securities, including securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, the Fund, other than the High Yield Fund, has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of the Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having an AAA or equivalent rating.

Lower-rated securities   The High Yield Fund may invest in securities rated in any rating category, including defaulted securities if the manager believes the issuer may resume making interest payments or other favorable developments seem likely in the near future. While the Fund tries to invest in lower-rated securities, the manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher- and lower-rated securities justifies the higher risk of lower-rated securities when selecting securities for the High Yield Fund's portfolio. The High Yield Fund, however, currently does not intend to invest more than 10% of its assets in defaulted securities.

In addition, the High Yield Fund may also invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (generally referred to as "distressed debt"). Such investments typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such issuers. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to an issuer by a financial institution such as a bank or insurance company. Loan participations represent fractional interests in an issuer's indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of an issuer's direct indebtedness, the High Yield Fund, in effect, steps into the shoes of the lender. If the loan is secured, the High-Yield Fund will have a priority claim to the assets of the issuer ahead of unsecured creditors and stockholders. The High-Yield Fund generally makes such investments to achieve income, rather than capital appreciation.

To the extent that the High Yield Fund invests in loan participations with respect to a distressed issuer, the High Yield Fund must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the High Yield Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the entity issuing the underlying indebtedness. The risk that the High Yield Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds.

Illiquid investments   The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Insurance   The Fund may invest in insured municipal securities. Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the Fund nor the manager makes any representations as to the ability of any insurance company to meet its obligation to the Fund if called upon to do so.

If an insurer is called upon to pay the principal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provisions of the insurance policy. After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Fund’s rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

Maturity   Municipal securities are issued with a specific maturity date--the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. None of the Funds have restrictions on the maturity of the securities they may buy; however, the Federal Intermediate-Term Fund maintains a dollar-weighted average portfolio maturity of three to 10 years and the Federal Limited-Term Fund maintains a dollar-weighted average portfolio maturity of five years or less.

Non-diversification   The Double Tax-Free Fund is non-diversified. For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

However, the Fund intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, the Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer or more than 10% of the issuer's outstanding voting securities. These limitations do not apply to U.S. government securities and regulated investment companies, and may be revised if applicable federal income tax requirements are revised.

Portfolio turnover   The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for the Fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

Temporary Investments   When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the states and territories where the Fund invests.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) for the state Funds, municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. The Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. When the Fund’s assets are invested in temporary investments, the Fund may not be able to achieve its investment goal.

When-issued transactions   Municipal securities may be offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When the Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although the Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When the Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

State and U.S. Territory Risks

State   Because each state Fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the Fund's various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the Fund from historically reliable sources, but the Fund has not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

The following gives more information about the risks of investing in the Fund. Please read this information together with the section "Main Risks" in the prospectus.

Arizona.   Arizona’s economy deteriorated throughout 2008 as the economy experienced steady job declines since late 2007 reflecting the recessionary condition currently impacting the performance and outlook for the state. The exposure to the housing market and related construction industry job contraction highlight the weaknesses facing the overall economy. In addition, the national slowdown has impacted the private industries in Arizona related to technology and defense contractors that have historically provided job growth in the local economy. Many characteristics of the economy continue to posses positive fundamentals but are expected to be impacted as the construction, financial services, and trade industries endure a weaker economic climate.  The strengths of the Arizona economy remain intact with lower relative employment costs, housing affordability, low energy costs, and an abundance of land.

The unemployment rate in March 2009 was 7.8% compared to a low of 3.7% during 2007 and reaching the highest level since the early 1980's. The current retraction of the economy is larger than anticipated due to the combination of the weak real estate market and lower international trade volumes that had provided support during the last economic expansion. Population growth is forecasted to grow an estimated 2.1% in 2008, one of the fastest growth rates in the United States.  The gross state product is projected to be slightly lower when adjusted for inflation after growing consistently over the last ten years.

The general fund finished fiscal year 2008 with a lower balance due to a decline in tax receipts.  Several adjustments were made throughout the year to balance the budget including drawing down the budget stabilization fund. During the current 2009 fiscal year, the budget deficit was projected to be $1.2 billion (12.1% of revenues) which required several intra-year adjustments, program cuts, and fund transfers to balance the budget. The state legislature is currently evaluating proposals to adjust the 2010 budget that is projected to have a $2.9 billion deficit (26.2% of revenues) including program cuts, debt issuance, and federal stimulus funds in an effort to eliminate the gap in funding. Other contemplated changes include tax increases to offset the large decline in revenues. Fiscal planning is hindered by ballot initiatives such as a required two-thirds legislature approval for any tax increase and voter protection of the major expenditure areas of education and health care.

Under its constitution, Arizona cannot issue general obligation debt. Thus, gross state debt levels have remained moderate. The state has historically relied on lease obligations, revenue bonds, and pay-as-you-go financing for its capital needs.

Colorado.   During the 1980's, Colorado’s economy was highly dependent on its energy sector. As a result, when the energy sector declined in the mid-to-late 1980's, the state suffered a sharp economic downturn. Throughout the last two decades, Colorado’s economy improved substantially due to its increasing diversification, spurred by growth in the services, trade and government sectors.

The state’s economy is expected to contract during 2009 due to an overall slow down in the U.S. economy. The employment outlook is weaker related to a large decline in the housing market and resulting impact in the construction industry. In addition, the manufacturing and energy industries are experiencing softer conditions from the national slowdown combined with lower commodity prices. Offsetting some of the stronger headwinds is the projected increase in population drawn by the relative affordability of housing with a diversified economy with employers in technology based products including biotech, software, telecommunications, and alternative energy industries. Net migration into Colorado is projected to continue to increase for the next several years. Total employment for the state is projected to rebound during 2010 that would exceed the previous high level in 2008. The state’s overall profile possesses positive characteristics including a diversified industrial workforce, above average incomes, and an increasingly affordable housing market. Over the longer range, these fundamental qualities of the state economy will likely remain intact but will be impacted if the overall national economy endures a prolonged downturn.

The state’s fiscal year 2009 budget required a mid-year adjustment to balance a deficit of $632 million that included spending cuts, program reductions, fund transfers, and a draw down of operating reserves. The proposed budget for 2010 has a slightly larger projected deficit of $1 billion that contemplates cutting programs, fund transfers, expense reductions. The outcome will be lower general fund operating reserves in excess of the required minimum.

The Colorado budget and financial process is constricted by a series of constitutional limitations that include a mandatory minimum of general fund reserves equal to 4% of appropriations, and a limit to the state’s revenue and expenditure growth equal to the rate of population growth, plus the rate of inflation. The state’s constitution also prohibits the issuance of general obligation debt, resulting in a very low debt burden for the state. The state relies primarily on pay-as-you-go lease financing to meet its capital improvement needs.

Connecticut.   The U.S. financial crisis and the global recession have pushed the state of Connecticut into a recession. As a result, state revenues have become more volatile due to reduced tourism and lower consumer spending. Connecticut continues to suffer from its high cost of doing business, especially in the energy sector, and weak demographics as its 25-34 is age group decreasing.  On a positive note, the state benefits from a large and stable aerospace sector in manufactoring and its population as a whole is highly educated.  Connecticut ended its fiscal 2008 year with a surplus of approximately $99 million, all of which is reserved for spending in fiscal year 2009. Personal income and oil company taxes came in above the forecast and helped to offset revenue underperformance in sales, corporation, real estate, and other tax sources. This was the state’s fifth consecutive annual surplus.  The Budget Reserve Fund (BRF) was $1.38 billion at the end of fiscal year 2008, the same level as the prior year and represented a healthy 10.0% of general fund revenues. Although the BRF budget was offset by the undesignated general fund balance of negative $1.1 billion, strong operating revenues in the last two fiscal years have allowed the state to have positive combined available resources at approximately 2% of general fund revenues for the first time in well over a decade.

Connecticut is projected to have a large budget gap for the next two fiscal years. As of April 20, 2009, the Governor anticipated a deficit of $1.056 billion for fiscal year 2009 and combined deficits of $7.95 billion over fiscal year 2010 and 2011. Over the next two fiscal years (2010 and 2011) the recently built-up BRF is expected to be entirely depleted. The Governor is planning to include federal stimulus funds for Medicaid and stabilization in the upcoming fiscal year budgets in order to address the projected deficit. The plan also includes a $350 million securitization of revenues that flow into energy and load management related funds in order to safeguard against the possibility that revenues do not fully recover by fiscal year 2011. There are no expected tax increases over the next two fiscal years but various licenses, permits and fees will be increased. This is expected to add $137 million in fiscal year 2010 and $109 million in fiscal year 2011. One problem that Connecticut will likely face in the upcoming years is reduced personal income tax revenues. Personal income taxes grew by an average of 12% over the past five fiscal years (2004-2008) but are expected to decline by 10% in fiscal year 2009, putting a severe strain on the state’s revenues. The state also has significant fixed costs associated with its pension obligations. The State Employees’ Retirement Fund (SRF) has an unfunded pension obligation of approximately $7.9 billion, representing a 53% funded ratio on an actuarial basis. The poor performance of the stock market is likely to negatively impact funding for the SRF and the Teachers’ Retirement Systems further in fiscal year 2009.

Connecticut continues to rank as the wealthiest state in the nation, with per capita income 41.5% above the national average.  This fact makes its revenues vulnerable to fluctuations in the financial markets.  At the end of fiscal year 2008, it ranked second in the nation in net tax-supported debt per capita ( with $3,698 vs. the national average of $889). It also ranks fourth in debt as a percentage of personal income (7.3% vs. the national average of 2.6%).  Connecticut has been experiencing net out-migration as a result of its relatively old population moving to retiree states; the state's population rose by an average of 0.19% over the last four years compared to a 0.95% growth for the nation.  As a result of the national recession, non-farm employment fell by 1.7% in 2008 and has lost some of the recovery it made in employment after the last recession.  Connecticut’s unemployment rate in March 2009 was 7.5%, its highest since the early 1990s, but is below the national rate of 8.5%.

Moody’s and S&P currently maintain long-term ratings for the state of Aa3 (Stable) and AA (Stable), respectively.

New Jersey.   New Jersey has a large and diverse economy that is strategically located as part of the New York metropolitan area. New Jersey enjoys one of the highest wealth levels in the nation. The state's economy weakened significantly in 2008 with payroll employment decreasing by 2.1% from December 2007 to December 2008, further worsening to a year-over-year decline of 3.0% in February 2009. The state projects 2009 employment to drop 3% followed by a 0.3% drop in 2010. Most of the job losses have been in professional and business services; manufacturing; trade, transport and utility services; construction and financial services. The state's financial and pharmaceutical industries have been particularly hard hit. The state's unemployment rate, which averaged 5.5% in 2008, increased to 8.2% in February 2009 and was above the national unemployment rate. Housing permits declined in 2007 and 2008 are expected to decline further in 2009. Personal income growth is also expected to decline (-0.4% in 2009) before improving in 2010.

Revenues in the first quarter of 2009 were close to budgeted levels, but beginning in January 2009, the state began revising its fiscal year 2009 revenue estimates downward by $1.7 billion in January, an additional $1.1 billion in February followed by another $100 million in March. Combined with additional social service expenses of $400 million, the state is now facing a $3.3 billion 2009 budget shortfall. Revenues are now expected to be 8.9% below the original budget. Sales taxes are projected to decline 8.1%, personal income taxes are projected to decline 11.4% and corporate taxes down 12%. The state implemented three rounds of expenditures reductions between January and March 2009 for about $1.76 billion in solutions. The biggest components of these solutions were reduced pension contributions and money from the Federal stimulus package. The projected fiscal year 2010 budget gap of $7 billion will also be a challenge for the state. The gap is the result of another 1.1% projected reduction in tax revenues. The governor has proposed a myriad of solutions including baseline cuts, program growth reductions or eliminations, reductions in required pension contributions, reductions in certain rebates for seniors, salary freezes and furloughs, debt restructuring and use of Federal stimulus funds.

The state's pension funds continue to put pressure on the state's budget. The fund is approximately 69.6% funded and the state has not made in full its annually required contribution in the past several years. The state has historically used underfunding its pensions as a budget tool which happened in 2008, 2009 and is included in the 2010 budget. The state has one of the most underfunded state pension funds and this underfunding combined with market losses could create large problems in the future. Additionally, the state's OPEB (other pension related benefits) liability is projected at $50.6 billion, twice the state's pension liability. The state's debt burden is also growing, and the state is looking at ways to reduce this burden.

As of April 2009, S&P rates the state AA and Moody's rates the state Aa3.

Oregon.   Following five years of strong economic and employment growth, Oregon's economy began to stagnate in 2008. The state started to lose jobs in August 2008, with the greatest percentage of losses coming from construction, manufacturing, and the financial services sector. Today, Oregon's unemployment rate stands at 12.1%, the second highest in the nation. Job losses are expected to continue throughout 2009, with cuts expected in software, computers and electronics, wood products, and transportation equipment. A slight 0.1% increase in employment is projected for 2010, driven by growth in the health care sector. As of July 2008, the state's population is an estimated 3,790,060, marking 1.1% growth over the prior year. Projected annual population growth through 2011 is 1.6%.

The deterioration in the economy has directly impacted the state's financial performance. The general fund relies heavily on personal income tax receipts, and with the decline in employment, tax receipts have weakened. For the current 2007-2009 biennium period, revenues have been revised downward by $713 million, and the state has identified a few expenditure cuts to offset the shortfall. The cuts include: $167.1 million in K-12 education; $65 million for other education; $58.2 million in public safety; and $18.9 million in human services. In addition, the state is expecting to utilize just over $300 million from the federal stimulus package to plug the current biennium deficit. There are no plans to transfer any funds from the Educational Stability Fund ($392 million) or the newly created Rainy Day Fund ($339 million), as the governor is anticipating needing to draw on reserves for the 2009-2011 biennium. The projected budget deficit for the 2009-2011 biennium is $1.7 billion, and the current proposal to balance the budget includes a combination of roughly $184 million in revenue enhancements and $941 million in expenditure cuts. The governor also expects to have to rely heavily on the $731 million in available reserve funds, along with monies from the federal stimulus package which are estimated to amount to roughly $1.47 billion. While the newly created Rainy Day Fund better positions the state to weather economic downturns, reserve growth is limited by the state's constitutional 2% kicker. Under the terms of the "kicker" provision, if the amount of revenues received in any biennium period exceeds the budget by 2%, then the excess must be returned to state taxpayers.

Oregon's debt burden amounts to $6.0 billion, and includes roughly $4.6 billion in general obligation debt and $1.4 billion in appropriation debt. The state's debt per capita of $1,636 is above the state median of $889. The proposed budget for the 2009-2011 biennium includes the issuance of $1.2 billion in general fund supported debt, $327 million in lottery bonds to support transportation projects, and $799 million in highway user tax bonds. Due to the $2 billion pension bond issuance in fiscal year 2004, Oregon's pension funding levels exceed 100%. State managers target annual general obligation debt service at no more than 5% of total general fund expenditures.

Moody's and S&P maintain long-term credit ratings on the state of Aa2 and AA, respectively.

Pennsylvania.   Pennsylvania's highly diverse economy features retail trade, and a wide range of services. Manufacturing and construction also remain vital contributors to the state's economy. Pennsylvania's unemployment rate has risen steadily in the past year to 7.8%, while the national average has climbed to 8.5%. Per capita income of $40,265 was slightly above the national average of $39,751 in 2008. The state's population grew marginally during the year, and Pennsylvania has nearly 12.5 million residents. Non-farm employment levels have decreased 2.3% over the past twelve months, including a 7.3% decrease in construction jobs and a 9.5% decrease in manufacturing jobs.

Pennsylvania used more than $1.0 billion from its rainy day fund to balance the general fund budget in fiscal year 2002 and 2003. By the end of fiscal year 2003, the fund was nearly depleted. The state posted general fund surpluses for several consecutive years and was able to restore its rainy day fund, called the Budget Stabilization Reserve. The Budget Stabilization Reserve had a balance of $745 million at the end of fiscal year 2008.

The state generated a $401 million general fund surplus in fiscal year 2007, but this surplus was offset by a $396 million deficit in fiscal year 2008. General fund revenues increased 1.5% compared to fiscal year 2007, but expenditures increased 3.0%. The state experienced especially large increases in Health and Human Service expenses, which increased 3.3%, and Public Education expenses, which increased 5.0%.

Pennsylvania has a general fund budget for fiscal year 2009 that includes a 4.2% increase in expenditures and a 3.0% increase in revenues. Based on these assumptions, the state budget anticipated a general fund operating surplus of $700M. Economic weakness throughout the U.S. will likely have an adverse impact on actual results, and the state might need to access the Budget Stabilization Reserve to cover any unexpected losses or transfers out of the general fund.

U.S. Territories   Since the Fund, except the Double Tax-Free Fund, may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect the Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Fund may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Fund from historically reliable sources, but it has not been independently verified by the Fund.

Puerto Rico.   The Commonwealth of Puerto Rico is the fourth largest island in the Caribbean and an estimated 3.9 million people call it home. Puerto Rico's economy has traditionally tracked that of the U.S. mainland. However, Puerto Rico entered its own recession about two years prior to the mainland entering its recession. Tourism, an important component of the Puerto Rican economy, had improved in late 2007 and early 2008. However, with the U.S. in recession, tourism is expected to slow which will likely have a negative effect on the economy and tax revenues. Hotel occupancy rates dropped from 64% in December 2007 to 59% in December 2008. The Commonwealth has recently opened a new convention center, which it hopes will likely attract new business and continue to improve tourism. Since 2002, the Commonwealth reports its economy has been expanding at a moderate annual rate of 2.3%, but over the past three years, several key economic indicators have begun to indicate a significant slowing of activity. In February 2009, the Planning Board lowered its real gross national product forecast to a decline of 2.5% in 2008 followed by a decline of 3.4% in 2009 and another decline of 2.0% in 2010. It is possible this will be further revised downward.

The island's unemployment rate dropped from 13.6% in 1998 down to an average of 10.6% as of 2005, 11.7% 2006 and 11.2% in 2007. As of June 30, 2008, unemployment was 10.9% before growing to 14% in February 2009. The largest employment sectors include government (29%), services (30%), trade (16%) and manufacturing (10%). The manufacturing sector has undergone some major changes as pharmaceuticals, biotechnology and technology became growth areas. However in the past year, Puerto Rico has seen several large pharmaceutical companies leave for lower-cost areas outside the Commonwealth, further weakening the economy. Pharmaceutical manufacturing employment declined 18% from fiscal years 2006-2008.

The Commonwealth's financial stresses continue. Its financial situation reached a low point in May 2006, when the government disclosed a significant budget gap of $738 million for the then current fiscal year. After a political impasse on how to handle the deficit, the Governor ordered the closing of certain non-essential government offices and schools due to the lack of money available for operations on May 1, 2006. During the shutdown, the Governor and legislative leaders were unable to agree on a loan from the Government Development Bank of Puerto Rico (GDB) and what sources would be used for repayment. After an impasse, a four-person commission of non-elected citizens was charged with resolving the fiscal crisis. The commission decided on a special 1% sales tax to repay the GDB loan, and the sales tax was expected to be part of a larger sales tax that could generate a net $300-$400 million for the general fund. Employees went back to work on May 15, 2006. After much political wrangling, including taking the sales tax to court, the legislature and Governor were able to agree on a sales tax rate, agree on spending reductions and enable a loan from the GDB.

The government was able to agree on a fiscal year 2007 budget (it did not have a budget agreement in fiscal year 2006). The key component of the budget was implementation of a sales tax which occurred on November 15, 2006. At the same time the general excise tax was repealed. The 7% sales tax is divided with 4.5% going to the Commonwealth's general fund, 1.5% to local municipalities and 1% for funding repayment of debt. The budget was passed with the gap closed using spending decreases, the sales tax, a debt refinancing and an expected improvement in the economy.

Fiscal year 2008 expenditures for the Commonwealth came in at $9.05 billion, just below budgeted expenditures of $9.23 billion. Revenues were well below budgeted amounts; collections were reported at $8.2 billion, almost $800 million below budgeted revenues of $9 billion. The gap was closed with one-time measures including: Federal funds recovery, debt service refinancing, cash management measures including holding back payments to vendors, and the sale of government properties ($150 million). Revenues were approximately $600 million, or 7%, below 2007 levels.

When the fiscal year 2009 budget was passed, it projected $8.488 billion in revenues and $9.484 million in expenditures. The $1 billion difference was projected to come from a sale of tax receivables that never occurred. Combined with a rapidly slowing economy, revenues began to underperform, putting the budget further out of balance.

In November 2008, the people of Puerto Rico elected a new governor, Luis Fortuño. Soon after the election, he put together an Advisory Council charged with evaluating and offering recommendations relating to the economy and financial position of the Commonwealth. The preliminary report was released on December 19, 2008 and updated again in January 2009. It identified a budget and cash deficit that has growth to $3.2 billion for fiscal year 2009. Expenditures are expected to be $10.999 billion with only $7.6 billion in revenues available. Revenues are expected to decline $887 million or 10.5% from budget and expenditures are expected to grow $1.515 billion or 16% over budget. Year-over-year, corporate taxes are down 11%, withholding taxes are down 9.9% and sales taxes are down 7.1%. Of the spending increases, $500 million is attributed to the government's health insurance plan, $750 million in accounts payable (vendor payments) and $265 million in other spending items, including debt service.

To close this gap, the governor has announced a Reconstruction Plan. The Financial Reconstruction Plan consists of expense reductions and government efficiency, tax enforcement, revenue enhancements and other financial measures. The Economic Reconstruction Plan includes both the Federal and a Local Stimulus Package, increased public-private partnerships and an Economic Development Supplemental Stabilization Plan. One of the keys to this plan is the issuance of up to $4 billion in sales tax secured bonds which the Commonwealth hopes to issue in the first half of 2009.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to U.S. states, this is partly explained by the fact that Puerto Rico generally centralizes the majority of its debt issuance at the territory level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. Puerto Rico continues to maintain a large unfunded pension liability of almost $10 billion that risks running out of money as early as 2014. The Commonwealth issued pension obligation bonds in early 2008, which will help but will not solve the pension issues. The bonds are secured by future employer contributions. Future pension related debt is expected.

S&P® rates Puerto Rico's general obligation debt at BBB-, with a stable outlook. Moody's rates the island's general obligation debt to Baa3, and it maintains a stable outlook.

Puerto Rico will continue to face challenges from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code. This section had given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives had helped drive Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that had benefited from these incentives provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The Section 936 incentives were phased out over a 10-year period ending in 2006. In fiscal year 2007, manufacturing provided 41% of Puerto Rico's gross domestic product and 10% of non-farm payroll employment.

Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit position.

Guam.   The island of Guam has an estimated population of 173,000. Its economy is driven by tourism and U.S. Military activity. The government of Guam also receives significant support from the U.S. Treasury. Japan accounts for a substantial amount of Guam's tourism (78% of visitors), which makes the island's economy very sensitive to fluctuations in the Japanese economy. Economic weakness in Japan and other parts of Asia has had a negative impact on Guam tourism. Combined with a typhoon in 1997, a super-typhoon in 2002, September 11, 2001 ("9/11"), SARS and the war in Iraq, tourism declined in the early to mid-part of this decade. However, tourism has seen improvement in recent years, helped by favorable weather and a steadying Japanese economy. In August 2007, visitor arrivals hit the highest mark since 9/11 and calendar year 2007 arrivals increased 1.1% from 2006. However, since then, arrivals have dropped off which Guam attributes to the global recession. In 2008, visitors declined 3.6% from 2007 with a 7% drop projected for 2009.

Employment has been quite volatile on Guam since 1998. Total employment reached a peak of 62,350 in March of 1999. Small increases followed in 2000 and 2001, but then employment fell by nearly 10% in early 2002. Employment has slowly increased during the past four years, reaching 58,310 in June 2008. Unemployment rates remain high and was 8.3% in September 2007, the last time it was calculated by the U.S. Bureau of Labor Statistics.

The U.S. Military presence on Guam has always been a positive contributor to the economy. Its strategic location close to Asia has increased its importance in the overall military strategy of the U.S. As a result, the U.S. government is in the process of a significant buildup of personnel and facilities on Guam. The Marines are planning on relocating some 8,000 Marines and their 9,000 dependents to Guam from Okinawa, Japan by 2014, and the U.S. Navy has stationed several submarines and carrier strike forces on the island. This planned growth requires a substantial amount of new facilities, upgrades to existing facilities and infrastructure improvements, possibly totaling as much as $10 billion. The short- and long-term implications of this growth are expected to be positive.

Guam's overall financial condition has deteriorated due to a slew of misfortunes and mismanagement. Natural disasters, the economic crisis in Japan, and the events of 9/11 have all contributed to Guam's financial hardship. Guam has seen negative financial results for most of the past decade. As a result, its fiscal year 2007 accumulated deficit had grown to almost $523 million. Guam has seen some recent improvement in its financial condition. Guam was able to post a small surplus in fiscal year 2007 and another is projected for fiscal year 2008. This is a step in the right direction for Guam, but its accumulated deficit is still huge. Guam's fiscal year 2009 budget is balanced, but the recent weakness in tourism could make it more difficult to achieve its budget. It has a large unfunded liability in its pension fund and a large liability to its residents for unpaid tax refunds. The government issued debt in 2007 to fund some of these liabilities, restructure debt and pay debt service on current obligations for which cash was not available. Guam has identified several steps that can be taken to improve its financial condition, but successful implementation is uncertain. The expected economic boost from the military buildup could also improve the territory's financial picture, but it is unclear whether Guam will be able to erase this deficit in the foreseeable future.

As of April 2009, S&P has assigned a rating of B+ to Guam's general obligation debt with a stable outlook.

Mariana Islands.   The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is currently $3.70 per hour below the U.S. level. Immigration from various Asian countries, however, has provided inexpensive labor resources for the islands' industries over the last several decades. Foreign workers have accounted for approximately four times the number of indigenous workers.

It is estimated that the garment industry contributes about 30% of general fund expenditures compared to 40% just a few years ago and was expected to decline further in 2008. The decline is largely a result of the elimination of quota restrictions for World Trade Organization members in 2005. The export value of the industry dropped 13% in 2005, 26% in 2006 and an estimated 10% drop in 2007. Employment in the industry has dropped from 17,000 workers in 2001 to about 7,000 in 2007, and the number of factories has dropped from 34 to 16 over the same period. There is also additional legislation being considered in Congress that could negatively affect this industry further if passed, including implementation of the federal minimum wage rate in the Commonwealth of the Northern Mariana Islands (CNMI) and the implementation of federal immigration laws in the islands. The CNMI gross business revenues were $1.4 billion in 1993, then increased to a high of $2.6 billion in 1997. Gross business revenues have since declined to $1.3 billion for 2006.

The tourism industry is the other large contributor to the CNMI economy. Tourism, which is largely driven by trends in Asia, is estimated to account for up to 35% of the economy. Visitors to the islands have declined over the last several years from 694,888 in 1997 to 459,458 in 2003 and 435,494 in 2006. Arrivals declined another 22% in 2007. The decline is a result of many factors including the weakening of the Asian economy, SARS, the war in Iraq and most recently the reduction in flights available from Japan to CNMI. But since 2007, the number of flights from Japan has doubled from two to four which has helped improve visitor numbers. As of October 2008, arrivals were up 8.7% from the same period in 2007. Japan alone had a 29% increase in this same period. However, visitor arrivals slowed in the final quarter of the year and its 2008 total arrivals were 2% above 2007. The CNMI is trying to diversify its visitor profile and is working closely with Chinese officials to open up this channel and is currently seeing strong growth from Korea and Russia.

The CNMI financials have been in a deficit position since 1994. The most recent audited financial statement is from 2007 and it identified a $218 million negative unreserved fund balance which is more than annual revenues.

The population of all the islands combined was estimated at 82,500 in 2006, a 19% increase from the 2000 census.

As of April 2009, Moody's rates the Commonwealth Ba3 and S&P rates it B+.

U.S. Virgin Islands.   Approximately 112,000 people reside in the U.S. Virgin Islands, which include 70 small islands and cays. While the unemployment rates climbed across the U.S. in 2008, the U.S. Virgin Islands maintained a fairly steady unemployment rate. At the end of 2008, U.S. Virgin Islands reported an unemployment rate of 6%. Wealth levels remain significantly below those realized in the United States, although per capita income has been increasing steadily. The economy of the U.S. Virgin Islands is driven by tourism, which typically accounts for about 80% of gross domestic product and a significant share of employment. The local tourism industry was hit hard after the events of 9/11, but tourism activity experienced a modest recovery beginning in 2004. The majority of the islands' visitors arrive via cruise ships, and total cruise ship arrivals increased 11.9% in 2004. Total cruise ship arrivals decreased slightly in 2005 and 2006 and increased marginally in 2007. Air arrivals reached an all-time high in 2005 before decreasing slightly in 2006. Total air arrivals increased 3.4% in 2007. Taking both air and cruise arrivals into account, tourism activity increased 1.4% in 2007. Hotel occupancy rates have been above 60% since 2004, including average rates of 60.6% in 2006 and 64.6% in 2007. In the five years prior to 2004, hotel occupancy had ranged between 55% and 58%. Private sector jobs comprise 72.4% of all non-farm jobs, led by leisure & hospitality services and trade. Manufacturing represents approximately 5.0% of employment, and construction represents about 7.5%.

The U.S. Virgin Islands government carries a large public sector payroll and taxes continue to account for a huge share of general fund revenues. In fiscal year 2006, taxes represented 91.9% of revenues. Recent financial performance has improved significantly following numerous years of budget imbalances. The U.S. Virgin Islands government faced a cash-flow crisis at the end of fiscal year 2002 due to the slumping economy and lower tax receipts. In fiscal year 2003, the government reduced its operating deficit from $164.4 million to $109.8 million, and used transfers and bond anticipation notes to increase the general fund balance by $68.3 million. Financial results continued to be positive in fiscal year 2004 and fiscal year 2005. In fiscal year 2004, the general fund balance increased by more than $30 million, and an additional increase of $52.4 million was achieved in fiscal year 2005. By the end of fiscal year 2005, the general fund balance had reached $180.1 million. The government nearly eliminated its operating deficit in fiscal year 2006, and the surplus after transfers reached $110.8 million. By the end of fiscal year 2006, the general fund balance had reached $228 million, which equals 32.2% of expenditures. Expenditures remain extremely high, and the government payroll continues to grow. Securitized tax revenues have been sufficient to cover debt service and supplement the general fund, and the fund balance should remain strong under these conditions. Financial results for fiscal year 2007 are not available at this time.

In October 1999, the government and the U.S. Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. In recent years, the government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting health care costs, hiring freezes, and a reduction in overtime.

Policies and procedures regarding the release of portfolio holdings   The Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable U.S. registered fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Fund's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Fund's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as the Fund's top 10 holdings, may be released monthly, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for the Fund, that is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Fund's Chief Compliance Officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund, and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets. In addition, should the Fund process a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

The specific entities to whom the Fund may provide portfolio holdings in advance of their release to the general public are:

  Bloomberg, Capital Access, CDA (Thomson Reuters), FactSet, Fidelity Advisors, Standard & Poor's, Vestek, and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end.
  Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, including: Custodian Bank: The Bank of New York Mellon; Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel: Bleakley, Platt & Schmidt, LLP; Proxy Voting Services: Glass, Lewis & Co. and RiskMetrics Group; Brokerage Analytical Services: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; Financial Printers: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Asset Finance Limited, the financing company for Fund B share sales, a 49% owned subsidiary of Franklin Resources, Inc. (Lightning), receives portfolio holdings information on a weekly basis, with no time lag.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

  The recipient agrees to keep confidential any portfolio holdings information received.
  The recipient agrees not to trade on the non-public information received.
  The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

In connection with the provision of portfolio holdings information to Lightning, Lightning may utilize such information to construct a "global hedge" to lessen its exposure to market fluctuations with respect to the fees it receives in connection with the financing of the Fund's Class B shares. The global hedge is not specific to the Fund but rather is constructed with respect to the aggregate portfolio of securities underlying all funds, including funds within Franklin Templeton Investments as well as funds in other investment company complexes for which Lightning provides Class B share financing. The global hedge can be comprised of a number of financial instruments, including futures contracts, swaps, index shares, exchange-traded funds and, in limited circumstances, individual stocks. In its confidentiality agreement with Franklin Templeton Investments, Lightning has agreed to keep confidential any portfolio holdings information it receives from the Fund and also has agreed not to purchase or sell or sell short any individual stocks held by the Fund based on such portfolio holdings information. If other funds for which Lightning provides financing have supplied Lightning with portfolio holdings information, and such holdings include individual stocks that are also included in the list of portfolio holdings supplied by the Fund, it is possible that the global hedge constructed by Lightning may include individual stock transactions based on such other funds' holdings of a particular stock, but not based on the Fund's holdings of that stock. Lightning does not seek to profit from the global hedge, does not invest in Fund shares, and has established precautionary measures so that its personnel may not use the Fund's portfolio information for the purpose of trading in Fund shares or for any other unauthorized trading. Although neither the Fund nor any Franklin Templeton entity receives compensation in connection with the provision of portfolio holdings information to Lightning, because Franklin Resources is an affiliate of Lightning, to the extent that Lightning's global hedge is successful, Franklin Resources may receive an indirect economic benefit from the global hedge and, consequently, from the release of portfolio holdings information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Fund's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Fund, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Fund. To mitigate such risks, such information may only be disclosed for portfolio analytics, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager agrees to maintain such information as confidential, including limiting the dissemination of such information within its organization, and prohibits the offshore adviser from purchasing or selling any portfolio securities based on any information contained in the information received, trading against any U.S. registered Franklin or Templeton fund, including the Fund, or knowingly engaging in any trading practices that are adverse to any such Fund or its shareholders or trading in shares of any Fund.

Certain F-T Managers serve as investment advisers to privately placed funds that are exempt from registration. Some of these funds invest in portfolios of securities that, in the aggregate, are substantially similar to the holdings of a U.S. registered Fund. In those instances, release of holdings information regarding the private funds is subject to the restrictions imposed by the policy. In other cases, unregistered private funds may have portfolio holdings that are not, in the aggregate, substantially similar to the holdings of a U.S. registered Fund. Under such circumstances the release of portfolio holdings information to a client or potential client of the private fund is permissible but is conditioned upon the client’s execution of a non-disclosure agreement whereby it agrees to limit its use of such information.

In addition, some F-T Managers serve as investment managers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to separate accounts, and as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex. Such trusts, pooled funds, accounts and other funds (collectively, "other accounts") are not subject to the Fund's portfolio holdings release policy. However, in some instances the portfolio holdings of such other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Fund. In the case of bank commingled trusts, Canadian institutional pooled funds and representative or model separate account information, to mitigate risks that such portfolio holdings information may be used to trade inappropriately against a mutual fund, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Fund discloses its portfolio holdings.

The Fund's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Fund's board of trustees, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

Officers and Trustees

The Trust has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

Independent Board Members
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1984	135	Bar-S Foods (meat packing company).
Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Robert F. Carlson (1928) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	112	None
Principal Occupation During Past 5 Years:
Retired; and formerly, Vice President, senior member and President, Board of Administration, California Public Employees Retirement Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	112	Chevron Corporation (global energy company) and ICO Global Communications (Holdings) Limited (satellite company).
Principal Occupation During Past 5 Years:
Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	135	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

Frank W.T. LaHaye (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1984	112	Center for Creative Land Recycling (brownfield redevelopment).
Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	135	Hess Corporation (exploration and refining of oil and gas) and Sentient Jet (private jet service).
Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	143	None
Principal Occupation During Past 5 Years:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	112	None
Principal Occupation During Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Senior Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held
Charles B. Johnson[2] (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1984 and Chairman of the Board since 1993	135	None
Principal Occupation During Past 5 Years:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Gregory E. Johnson[3] (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	91	None
Principal Occupation During Past 5 Years:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President - AML Compliance	Chief Compliance Officer since 2004 and Vice President - AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since March 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since March 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since March 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer - Investment Management	President since 1993 and Chief Executive Officer - Investment Management since 2002	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 29 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

1. We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

2. Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

3. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

The Trust's independent board members constitute the sole independent board members of 27 investment companies in the Franklin Templeton Investments complex for which each independent board member currently is paid a $232,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at regularly scheduled board meetings, a portion of which is allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held Board meetings. The Trust's lead independent trustee is paid an annual supplemental retainer of $25,000 for services to such investment companies, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. John B. Wilson, who serves as chairman of the Audit Committee of the Trust and such other funds receives an additional fee of $40,000 per year, a portion of which is allocated to the Trust. Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting. The following table provides the total fees paid to independent board members by the Trust and by other funds in Franklin Templeton Investments.

Name	Total Fees Received from the Trust ($)[1]	Total Fees Received from Franklin Templeton Investments ($)[2]	Number of Boards in Franklin Templeton Investments on which Each Serves[3]
Harris J. Ashton	20,218	517,760	41
Robert F. Carlson	20,160	318,718	27
Sam Ginn	20,160	300,303	27
Edith E. Holiday	20,856	514,000	41
Frank W.T. LaHaye	21,348	321,000	27
Frank A. Olson	21,365	493,000	41
Larry D. Thompson	20,160	486,765	43
John B. Wilson	28,639	387,060	27

1. For the fiscal year ended February 28, 2009.

2. For the calendar year ended December 31, 2008.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Fund on December 31, 2008.

Independent Board Members

Name of Board Member	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Harris J. Ashton	None	Over $100,000
Robert F. Carlson	None	Over $100,000
Sam Ginn	None	Over $100,000
Edith E. Holiday	High Yield Fund $10,001 - $50,000	Over $100,000
Federal Intermediate- Term Fund Over $100,000
Federal Limited- Term Fund $10,001 - $50,000
Frank W.T. LaHaye	High Yield Fund $1 - $10,000	Over $100,000
Frank A. Olson	None	Over $100,000
Larry D. Thompson	None	Over $100,000
John B. Wilson	None	Over $100,000

Interested Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Charles B. Johnson	None	Over $100,000
Gregory E. Johnson	None	Over $100,000

Board committees   The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust: Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson and John B. Wilson. The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board members by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-7151 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended February 28, 2009, the Audit Committee met six times; the Nominating Committee met once.

Fair Valuation and Liquidity

The Fund's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Fund's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

Management and Other Services

Manager and services provided   The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Management fees   Prior to January 1, 2008, each Fund, except the Federal Limited-Term Fund, paid the manager a fee equal to an annual rate of:

  0.625% of the value of net assets up to and including $100 million;
  0.500% of the value of net assets over $100 million and not over $250 million;
  0.450% of the value of net assets over $250 million and not over $10 billion;
  0.440% of the value of net assets over $10 billion and not over $12.5 billion;
  0.420% of the value of net assets over $12.5 billion and not over $15 billion;
  0.400% of the value of net assets over $15 billion and not over $17.5 billion;
  0.380% of the value of net assets over $17.5 billion and not over $20 billion;
  0.360% of the value of net assets over $20 billion.

Effective January 1, 2008, each Fund, except the Federal Limited-Term Fund, pays the manager a fee equal to an annual rate of:

  0.625% of the value of net assets up to and including $100 million;
  0.500% of the value of net assets over $100 million and not over $250 million;
  0.450% of the value of net assets over $250 million and not over $7.5 billion;
  0.440% of the value of net assets over $7.5 billion and not over $10 billion;
  0.430% of the value of net assets over $10 billion and not over $12.5 billion;
  0.420% of the value of net assets over $12.5 billion and not over $15 billion;
  0.400% of the value of net assets over $15 billion and not over $17.5 billion;
  0.380% of the value of net assets over $17.5 billion and not over $20 billion; and
  0.360% of the value of net assets in excess of $20 billion.

The Federal Limited-Term Fund pays the manager a fee equal to an annual rate of:

  0.500 of 1% of the value of the average daily net assets of the Fund up to and including $100 million;
  0.450 of 1% of the value of the average daily net assets of the Fund over $100 million up to and including $250 million;
  0.425 of 1% of the value of average daily net assets over $250 million, up to and including $500 million; and
  0.400 of 1% of the value of average daily net assets over $500 million.

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended February 28, 2009, February 29, 2008 and February 28, 2007, the Fund paid the following management fees:

	Management Fees Paid ($)
	2009	2008	2007
Arizona Fund	4,895,096	4,899,416	4,633,140
Colorado Fund	2,651,898	2,487,637	2,276,356
Connecticut Fund	2,076,665	1,925,175	1,766,709
Double Tax-Free Fund	2,752,341	2,636,980	2,277,227
Federal Intermediate- Term Fund	4,082,482	3,337,695	2,924,060
Federal Limited- Term Fund[1]	186,021	1,352	9,436
High Yield Fund	25,413,217	27,891,265	27,869,510
New Jersey Fund	6,421,010	6,150,775	5,489,386
Oregon Fund	4,216,252	3,894,978	3,569,728
Pennsylvania Fund	4,584,567	4,363,450	4,152,878

1. For the fiscal years ended February 28, 2009, February 29, 2008 and February 28, 2007, management fees, before any advance waiver, totaled $477,845, $130,096 and $106,083, respectively. Under an agreement by the manager to waive its fees, the Fund paid the management fees shown.

Portfolio managers   This section reflects information about the portfolio managers as of February 28, 2009.

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed	Assets of Other Pooled Investment Vehicles Managed (x $1 million)	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x $1 million)[2]
James Conn	13	14,151.5	0	N/A	0	N/A
Carrie Higgins	9	13,124.1	0	N/A	0	N/A
John Hopp	0	N/A	0	N/A	0	N/A
John Pomeroy	11	13,607.1	0	N/A	0	N/A
Francisco Rivera	6	10,016.5	0	N/A	0	N/A
Christopher Sperry	4	16,670.4	0	N/A	0	N/A
John Wiley	6	17,184.7	0	N/A	1	72.0
Stella Wong	4	3,591.3	0	N/A	0	N/A

1. These figures represent registered investment companies other than the Funds that are included in this SAI.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.   The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.   The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary   Each portfolio manager is paid a base salary.

Annual bonus   Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Non-investment performance. The more qualitative contributions of the portfolio manager to the manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation   Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Fund shares.   The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
James Conn	None
Carrie Higgins	None
John Hopp	None
John Pomeroy	None
Francisco Rivera	None
Christopher Sperry	None
John Wiley	High Yield Fund $1.00 - $10,000
Stella Wong	None

Administrator and services provided   Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Funds. FT Services has an agreement with the Federal Limited-Term Fund to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees   For each Fund, except Federal Limited-Term Fund, the manager pays FT Services a fee equal to an annual rate of:

  0.15% of the Fund's average daily net assets up to $200 million;
  0.135% of average daily net assets over $200 million up to $700 million;
  0.10% of average daily net assets over $700 million up to $1.2 billion; and
  0.075% of average daily net assets over $1.2 billion.

The Federal Limited-Term Fund pays FT Services a monthly fee equal to an annual rate of 0.20% of the average daily net assets of the Fund.

For the last three fiscal years ended February 28, 2009, February 29, 2008 and February 28, 2007, the manager and Federal Limited-Term Fund paid FT Services the following administration fees:

	Administration Fees Paid ($)
	2009	2008	2007
Arizona Fund	1,307,514	1,308,021	1,250,120
Colorado Fund	750,317	701,112	637,727
Connecticut Fund	577,573	532,404	484,611
Double Tax-Free Fund	780,580	745,612	637,675
Federal Intermediate- Term Fund	1,131,694	953,280	831,800
Federal Limited- Term Fund[1]	0	0	0
High Yield Fund	4,763,641	5,176,743	5,182,791
New Jersey Fund	1,605,270	1,560,502	1,440,942
Oregon Fund	1,158,742	1,085,990	1,014,844
Pennsylvania Fund	1,239,771	1,189,595	1,142,851

1. For the fiscal years ended February 28, 2009, February 29, 2008 and February 28, 2007, administration fees, before any advance waiver, totaled $195,235, $52,038 and $42,433, respectively. Under an agreement by FT Services to waive its fees, the Fund paid the administration fees shown.

Shareholder servicing and transfer agent   Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

Custodian   The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

Independent Registered Public Accounting Firm   PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.

Portfolio Transactions

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

For the last three fiscal years ended February 28, 2009, February 29, 2008 and February 28, 2007, the Fund did not pay any brokerage commissions.

As of February 28, 2009, the Fund did not own securities of their regular broker-dealers.

Distributions and Taxes

Multiclass distributions   The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

Distributions of net investment income   The Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

Exempt-interest dividends.   By meeting certain requirements of the Internal Revenue Code (Code), the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of any state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors or for residents of states other than the state in which the Fund primarily invests.

Corporate shareholders should be advised that these personal income tax rules may not apply to them and that these exempt-interest dividends may be taxable for state franchise or income tax reporting. They should consult with their tax advisor concerning the application of these rules to their state tax reporting.

Taxable income dividends.   The Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends the Fund pays from this income are taxable to you as ordinary income. Because the Fund invests primarily in tax-exempt debt securities, it does not anticipate that any of its dividends will be treated as qualified dividends subject to reduced rates of federal taxation for individuals.

Distributions of capital gains   Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund (in excess of any available capital loss carryovers) generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (0% for individuals in the 10% and 15% federal income tax brackets). These reduced rates of taxation of capital gain dividends and net long-term capital gains are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date. If these rates do sunset at the end of 2010, the rates for taxation of net capital gains that were in effect prior to these changes, including provisions for the taxation of five-year gains, will again be effective for 2011 and later years.

Information on the amount and tax character of distributions   The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable or tax-exempt income, or interest income that is a tax preference item when determining your federal alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December to shareholders of record in such month but paid in January are taxable to you as if paid in December.

Election to be taxed as a regulated investment company   The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board of trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements   To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

  98% of its taxable ordinary income earned during the calendar year;
  98% of its capital gain net income earned during the 12-month period ending October 31; and
  100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales of Fund shares   Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

For Funds with Class B shares, the automatic conversion of these shares to Class A shares in the same Fund will be tax-free for federal income tax reporting purposes. You should talk to your tax advisor regarding the state and local tax consequences of this or any other conversion of shares.

Sales at a loss within six months of purchase.   If you sell or exchange Fund shares that you owned for six months or less:

  any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund.

Wash sales.   All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Deferral of basis. (Class A only)   In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
  You sell some or all of your original shares within 90 days of their purchase, and
  You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Under recently enacted provisions of the Energy Improvement and Extension Act of 2008, the Fund’s administrative agent will be required to provide you cost basis information on the sale of your Fund shares, subject to certain exceptions. This new cost basis reporting requirement is effective for Fund shares purchased on or after January 1, 2012. Information about cost basis reporting for Franklin Templeton Funds is available online at franklintempleton.com (under the Fund’s Tax Information) or through a Customer Service Representative at Franklin Templeton Investments at (800) DIAL BEN / (800) 342-5236.

Tax certification and backup withholding   Tax laws require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

  provide your correct Social Security or taxpayer identification number, certify that this number is correct,
  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

If you fail to meet any of these certification requirements, you will be subject to backup withholding at a rate of 28% on any reportable payments that you receive from the Fund, including any exempt-interest dividends (even though this income is not subject to regular federal income tax), taxable ordinary and capital gain dividends, and any redemption proceeds on the sale of your Fund shares.

Non-U.S. investors have special U.S. tax certification requirements. See the section below entitled "Tax certification and backup withholding as applied to non-U.S. investors."

Dividends-received deduction for corporations   For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the Fund's income primarily is derived from investments earning interest rather than dividend income, generally none of its income dividends will be eligible for the corporate dividends-received deduction.

Qualified dividend income for individuals   For the same reason, none of its distributions are expected to be qualified dividends eligible for federal taxation of individuals at long-term capital gain rates.

Investment in complex securities   The Fund may invest in securities issued or purchased at a discount, such as zero-coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.

Treatment of private activity bond interest   Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code. Private activity bond interest could subject you to or increase your liability under the federal alternative minimum tax, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.

Prior to the American Recovery and Reinvestment Act of 2009 (“Recovery Act”), interest on all tax-exempt private activity bonds (other than certain tax-exempt housing bonds issued after July 30, 2008) was considered an item of tax preference, and a portion of the interest earned on tax-exempt obligations was includable in the alternative minimum taxable income of corporations. Under the Recovery Act, for bonds issued between December 31, 2008 and January 1, 2011 (i) the interest on tax-exempt private activity bonds is not an item of tax preference, and (ii) the interest on any tax-exempt bonds is not included in adjusted gross earnings in determining the alternative minimum taxable income of corporations.

Non-U.S. investors   Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of appropriate forms to certify their foreign status and to claim any applicable treaty benefits to which they are entitled.

In general.

The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source dividends. An exemption from this withholding tax is provided for exempt-interest dividends and capital gain dividends paid by the Fund from its net long-term capital gains. An exemption from withholding is also provided for short-term capital gain dividends and interest-related dividends as described below, to the extent that these gains and dividends are paid out of income and gains earned by the Fund prior to the end of the Fund’s fiscal year ending in 2010. However, not withstanding such exemptions from U.S. withholding at the source, any distributions of exempt-interest dividends, capital gain dividends, short-term capital gain dividends, interest-related dividends, and other taxable ordinary income, and, the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain distributions and short-term capital gain dividends.   Dividends designated by the Fund as either (i) a distribution from net long-term capital gains (a capital gain dividend), or (ii) a distribution from net short-term capital gains (a short-term capital gain dividend) paid out of income earned within the Fund prior to the sunset date described above, are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends.   Interest-related dividends designated and paid by the Fund from qualified net interest income earned prior to the sunset date described above are not subject to U.S. withholding tax. The Fund's qualified net interest income equals its qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: i) bank deposit interest, ii) short-term original issue discount, iii) portfolio interest, and iv) any interest-related dividend passed through from another regulated investment company. On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Limitations on tax reporting for interest-related dividends and short-term capital gains dividends for non-U.S. investors.   It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. When the Fund has designated interest-related or short-term capital gain dividends, this information will be available online at franklintempleton.com, under the Fund’s Tax Information, or through a Customer Service Representative at Franklin Templeton Investments at (800) DIAL BEN. If you are a shareholder of an institutional fund, you may obtain this information by calling Institutional Services at (800) 321-8563, or through a Customer Service Representative at Franklin Templeton Investments at
(800) DIAL BEN.

U.S. estate tax.   An individual who is a non-U.S. investor will be subject to U.S. federal estate tax on all or a portion of the value of Fund shares owned at the time of death, unless a treaty exemption applies between the country of residence of the non-U.S. investor and the U.S. Even if a treaty exemption is available, a decedent’s estate may nevertheless be required to file a U.S. estate tax return to claim the exemption, as well as to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released, and is required before the Fund can release a nonresident alien decedent’s investment in the Fund to his or her estate. For estates with U.S. situs assets of not more than $60,000 (there is a statutory estate tax credit for this amount of property), the Fund may accept, in lieu of a federal transfer certificate, an affidavit from the executor of the estate or other authorized individual evidencing that the U.S. situs assets (excluding any exempt assets as noted below) are at or below this threshold amount. Transfers by gift of shares of the Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between the country of residence of the non-U.S. investor and the U.S. may be different from the consequences described above. Non-U.S. investors should consult with their tax advisors on the estate tax consequences from an investment in the Fund.

For estates of decedents dying before January 1, 2010, the Code also provides for a partial exemption from U.S. estate tax for Fund shares held by an estate of a nonresident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent’s death that are treated as qualifying assets. In general, qualifying assets include U.S. bank deposits, U.S. debt obligations that pay portfolio interest and other property not within the United States.

Sunsetting of provisions.   The provisions dealing with interest-related dividends and short-term capital gain dividends that are discussed above are scheduled to sunset at the end of the Fund’s fiscal year ending in 2010. The provisions creating a partial exemption from U.S. estate tax are scheduled to sunset on December 31, 2009. Unless these rules are extended or made permanent before the sunset provisions become effective, non-U.S. investors will again be subject to nonresident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive, and will no longer be eligible for a reduction in their U.S. estate tax.

Tax certification and backup withholding as applied to non-U.S. investors.   Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%), and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

Other Tax Information   This discussion of “Distributions and Taxes” is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in the Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund, or about the federal, state, local and foreign tax consequences of your investment in the Fund.

Organization, Voting Rights and Principal Holders

Each Fund is a diversified series, except Double Tax-Free Fund, which is a non-diversified series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The Trust was initially organized as a Massachusetts business trust in September 1984, was converted to a Delaware statutory trust effective July 1, 2007 and is registered with the SEC.

The High Yield, Arizona, New Jersey and Pennsylvania Funds currently offer four classes of shares, Class A, Class B, Class C and Advisor Class. The Colorado, Connecticut, Oregon, Double Tax-Free and Federal Intermediate-Term Funds currently offer three classes of shares, Class A, Class C and Advisor Class. The Federal Limited-Term Fund offers only one share class. Shares of the Fund are considered Class A shares for redemption, exchange and other purposes. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Colorado, Connecticut, Double Tax-Free, Oregon and Pennsylvania Funds will begin offering Advisor Class on July 15, 2009. The Fund may offer additional classes of shares in the future. The full title of each class is:

  Franklin Arizona Tax-Free Income Fund - Class A
  Franklin Arizona Tax-Free Income Fund - Class B
  Franklin Arizona Tax-Free Income Fund - Class C
  Franklin Arizona Tax-Free Income Fund - Advisor Class
  Franklin Colorado Tax-Free Income Fund - Class A
  Franklin Colorado Tax-Free Income Fund - Class C
  Franklin Colorado Tax-Free Income Fund - Advisor Class
  Franklin Connecticut Tax-Free Income Fund - Class A
  Franklin Connecticut Tax-Free Income Fund - Class C
  Franklin Connecticut Tax-Free Income Fund - Advisor Class
  Franklin Double Tax-Free Income Fund - Class A
  Franklin Double Tax-Free Income Fund - Class C
  Franklin Double Tax-Free Income Fund - Advisor Class
  Franklin Federal Intermediate-Term Tax-Free Income Fund - Class A
  Franklin Federal Intermediate-Term Tax-Free Income Fund - Class C
  Franklin Federal Intermediate-Term Tax-Free Income Fund - Advisor Class
  Franklin Federal Limited-Term Tax-Free Income Fund
  Franklin High Yield Tax-Free Income Fund - Class A
  Franklin High Yield Tax-Free Income Fund - Class B
  Franklin High Yield Tax-Free Income Fund - Class C
  Franklin High Yield Tax-Free Income Fund - Advisor Class
  Franklin New Jersey Tax-Free Income Fund - Class A
  Franklin New Jersey Tax-Free Income Fund - Class B
  Franklin New Jersey Tax-Free Income Fund - Class C
  Franklin New Jersey Tax-Free Income Fund - Advisor Class
  Franklin Oregon Tax-Free Income Fund - Class A
  Franklin Oregon Tax-Free Income Fund - Class C
  Franklin Oregon Tax-Free Income Fund - Advisor Class
  Franklin Pennsylvania Tax-Free Income Fund - Class A
  Franklin Pennsylvania Tax-Free Income Fund - Class B
  Franklin Pennsylvania Tax-Free Income Fund - Class C
  Franklin Pennsylvania Tax-Free Income Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

As of June 2, 2009, the principal shareholders of the Fund, beneficial or of record, were:

Name and Address	Share Class	Percentage (%)
Arizona Tax-Free Income Fund
Franklin Advisers, Inc. Corporate Accounting 1 Franklin Pkwy San Mateo, CA 94403-1906[1]	Advisor	100
Federal Intermediate-Term Fund
Prudential Investment Mgmt Services FBO Mutual Fund Clients 100 Mulberry St. Newark, NJ 07102-4056	Class A	7.64
Wachovia Bank 1525 West WT Harris Blvd. NC1151 Charlotte, NC 28288-1151	Advisor	23.89
Ellard CO C O Fiduciary TR CO INTL P.O. Box 3199 Church St. Station NY, NY 10008	Advisor	39.93
LPL Financial FBO Customer Accounts P.O. Box 509046 San Diego, CA 92150-9046	Advisor	34.51
High Yield Fund
LPL Financial FBO Customer Accounts P.O. Box 509046 San Diego, CA 92150-9046	Advisor	7.19
SEI Private Trust Company Attn Mutual Fund Admin One Freedom Valley Drive Oaks, PA 19456-9989	Advisor	27.53
New Jersey Tax-Free Income Fund
Barbara Gormley And Scott P. Gormley JT TEN 3 Jennings Ct. Freehold, NJ 07728-4320	Advisor	11.44
Daniel T. O'Lear 37 Jarombek Dr. Towaco, NJ 07082-1441	Advisor	55.47
Kerner LIV TR Samuel R. Kerner or Clair Kerner TRSTE DTD 11/08/03 636 Terhune Rd. Ridgewood, NJ 07450-2016	Advisor	17.32

1. Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, may be considered beneficial holders of the Fund shares held by Advisers. As principal shareholders of Resources, they may be able to control the voting of Advisers' shares of the Funds.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of June 2, 2009, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.

Buying and Selling Shares

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Investment by asset allocators   The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund’s manager or transfer agent, such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment manager nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

Initial sales charges   The maximum initial sales charge is 2.25% for the Federal Limited-Term Fund and for Class A of Federal Intermediate-Term Fund. For each of the other Funds, the maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class C and Advisor Class.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

Letter of intent (LOI).   You may buy Class A shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:

  You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.
  You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.
  Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.
  Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.

If the amount of your total purchases is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

Waivers for investments from certain payments.   Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

  Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.
  Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.
  Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

Waivers for certain investors.   The following investors or investments may qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

  Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you.
  Registered securities dealers and their affiliates, for their investment accounts only
  Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer
  Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies
  Current partners of law firms that currently provide legal counsel to the funds, Franklin Resources, Inc. or its affiliates
  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as Trustee of an inter vivos or testamentary trust
  Certain unit investment trusts and their holders reinvesting distributions from the trusts
  Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets
  Shares acquired by a financial intermediary that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA), whether or not affiliated with the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares

Dealer compensation   Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% (for funds with a maximum initial sales charge of 5.75%) and 0.75% (for funds with a maximum initial sales charge less than 5.75%) on sales of $1 million or more but less than $4 million, plus 0.50% on sales of $4 million or more but less than $50 million, plus 0.25% on sales of $50 million or more. Consistent with the provisions and limitations set forth in its Class A Rule 12b-1 distribution plan, the Fund may reimburse Distributors for the cost of these commission payments.

These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter - Distribution and service (12b-1) fees," Distributors and/or its non-fund affiliates may make the following additional payments to securities dealers that sell shares of Franklin Templeton funds:

Marketing support payments.   Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. Consistent with the provisions and limitations set forth in its Rule 12b-1 distribution plans, the Fund may reimburse Distributors for the cost of a portion of these marketing support payments. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments.

In the case of any one dealer, marketing support payments will not exceed the sum of 0.08% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets respectively, of equity or fixed income funds attributable to that dealer, on an annual basis. Any current year sales to, or assets held on behalf of, Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

Distributors and/or its non-fund affiliates may also make marketing support payments to financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton funds, directly or indirectly, to certain Employer Sponsored Retirement Plans that have retained such financial intermediaries as plan service providers. Consistent with the provisions and limitations set forth in its Rule 12b-1 distribution plans, the Fund may reimburse Distributors for the cost of a portion of these marketing support payments. Payments may be made on account of activities that may include, but are not limited to, one or more of the following: business planning assistance for financial intermediary personnel, educating financial intermediary personnel about the Franklin Templeton funds, access to sales meetings, sales representatives, wholesalers, and management representatives of the financial intermediary, and detailed sales reporting. A financial intermediary may perform the services itself or may arrange with a third party to perform the services. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton equity or fixed income mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis. Distributors will, on an annual basis, determine whether to continue such payments.

Marketing support payments may be in addition to any servicing fees paid by Investor Services and reimbursed by the Fund, as described further under “Shareholder servicing and transfer agent” above.

As noted below, Distributors may make additional payments to dealers, including dealers not listed below, related to ticket charges and various dealer-sponsored events intended to educate financial advisors and their clients about the Franklin Templeton funds. The following is a list of FINRA member broker-dealers (including their respective affiliates) receiving marketing support payments as of March 31, 2009. In addition to member firms of FINRA, Distributors and/or its non-fund affiliates also makes marketing support and/or administrative services payments to certain other financial intermediaries that sell fund shares or provide services to Franklin Templeton funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list. You should ask your financial intermediary if it receives such payments.

American Portfolios Financial Services, Inc., Ameriprise Financial Services, Inc., Associated Securities Corp., AXA Advisors, LLC, Banc of America Investment Services, Inc., Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., Capital Brokerage Corporation, CCO Investment Services Corp., Chase Investment Services Corp., Citigroup Global Markets Inc., Commerce Brokerage Services, Inc., Compass Brokerage, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Edward Jones, Fidelity Investments Institutional Services Company, Inc., Fifth Third Securities, Inc., Financial Network Investment Corporation, First Command Financial Planning, Inc., FSC Securities Corporation, Genworth Financial Securities Corp., Hornor, Townsend & Kent, Inc., IFC Holdings Inc. D/B/A INVEST Financial Corporation, ING Financial Partners, Inc., Investment Centers of America, Inc., J.J.B. Hilliard, W.L. Lyons, Inc., John Hancock Distributors LLC, Legend Equities Corporation, Lincoln Financial Advisors Corporation, Lincoln Financial Securities Corporation, Lincoln Investment Planning, Inc., LPL Financial Corporation, M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Stanley & Co., Incorporated, Multi-Financial Securities Corporation, Mutual Service Corporation, NatCity Investments, Inc., National Planning Corporation, PFS Investments, Inc., PrimeVest Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets Corporation, Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., SagePoint Financial, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Sorrento Pacific Financial, LLC, SunTrust Investment Services, Inc., TFS Securities, Inc., The Investment Center, Inc., UBS Financial Services, Inc., UBS Global Asset Management (US) Inc., UnionBanc Investment Services, LLC, U.S. Bancorp Investments, Inc., UVEST Financial Services Group, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Inc., WaMu Investments, Inc., and Wells Fargo Investments, LLC.

Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

Transaction support payments.   The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

Other payments.   From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.

Contingent Deferred Sales Charge (CDSC) - Class A, B & C   If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% for Class C and 0.75% for Class A of the value of the shares sold or the net asset value at the time of purchase, whichever is less. A CDSC will not apply to Class A purchases over $250 million in the High Yield Fund.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

if you sell your Class B shares within this many years after buying them	this % is deducted from your proceeds as a CDSC
1 Year	4
2 Years	4
3 Years	3
4 Years	3
5 Years	2
6 Years	1
7 Years	0

CDSC waivers.   The CDSC for any share class generally will be waived for:

  Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.
  Account fees
  Redemptions by the Fund when an account falls below the minimum required account size
  Redemptions following the death of the shareholder or beneficial owner
  Redemptions through a systematic withdrawal plan set up before February 1, 1995
  Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

Exchange privilege   If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

Systematic withdrawal plan   Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked “unable to forward” by the postal service.

Redemptions in kind   The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Share certificates   We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

General information   If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP Services® which offers enhanced service and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.

The Underwriter

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's Class A, B, and C shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 28, 2009, February 29, 2008 and February 28, 2007:

	Total Commissions Received ($)	Amount Retained by Distributors ($)	Amount Received in Connection with Redemptions and Repurchases ($)
2009
Arizona Fund	1,897,371	296,412	88,224
Colorado Fund	1,472,382	222,316	38,003
Connecticut Fund	1,078,189	161,870	70,098
Double Tax-Free Fund	1,591,373	232,847	41,150
Federal Intermediate- Term Fund	919,975	120,674	81,841
Federal Limited- Term Fund	352,947	47,084	60,386
High Yield Fund	8,310,952	1,243,084	322,599
New Jersey Fund	2,563,564	359,593	183,230
Oregon Fund	2,916,114	455,042	82,854
Pennsylvania Fund	2,476,208	353,302	80,939
2008
Arizona Fund	2,091,110	341,670	56,737
Colorado Fund	1,377,882	214,244	29,834
Connecticut Fund	786,737	121,537	10,151
Double Tax-Free Fund	2,394,574	365,313	16,335
Federal Intermediate- Term Fund	382,390	52,439	30,488
Federal Limited- Term Fund	60,931	9,246	4,947
High Yield Fund	8,702,484	1,341,003	383,946
New Jersey Fund	2,257,518	342,604	101,477
Oregon Fund	2,251,635	356,978	48,416
Pennsylvania Fund	2,132,491	305,796	50,610
2007
Arizona Fund	1,858,688	292,553	63,896
Colorado Fund	1,172,964	183,992	21,245
Connecticut Fund	743,723	113,464	35,350
Double Tax-Free Fund	1,951,851	273,869	45,737
Federal Intermediate- Term Fund	322,009	42,239	24,888
Federal Limited- Term Fund	39,388	3,079	18,751
High Yield Fund	10,329,840	1,549,280	461,297
New Jersey Fund	2,297,737	347,073	131,519
Oregon Fund	2,336,807	362,294	22,529
Pennsylvania Fund	1,918,766	263,305	70,272

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

Distribution and service (12b-1) fees - Class A, B and C   The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Fund under its plan are primarily to pay for ongoing shareholder servicing and to pay third-party financing entities.

The Class A plan.   Each Fund may pay up to 0.10% per year of Class A's average daily net assets except the Federal Limited-Term Fund pays Distributors up to 0.15% per year of the Fund's daily net assets. In implementing the Class A plan, the board has determined that the annual fees payable under the plan for each Fund, except the Federal Intermediate-Term and Federal Limited-Term Funds, will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the Fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When the Fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate for each fund, except the Federal Intermediate-Term and Federal Limited-Term Funds, will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan for each Fund, except the Federal Intermediate-Term and Federal Limited-Term Funds, the plan permits the board to allow the Fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

For the fiscal year ended February 28, 2009, the amounts paid by the Fund pursuant to the Class A plan were:

	Arizona Fund ($)	Colorado Fund ($)	Connecticut Fund ($)	Double Tax-Free Fund ($)
Advertising	14,114	6,602	3,521	7,877
Printing and mailing prospectuses other than to current shareholders	2,300	1,579	1,056	2,135
Payments to underwriters	15,614	10,890	8,523	9,823
Payments to broker-dealers	914,183	449,400	319,520	464,557
Other	—	—	—	—
Total	946,211	468,471	332,620	484,392

	Federal Intermediate- Term Fund ($)	Federal Limited- Term Fund ($)	High Yield Fund ($)
Advertising	4,285	565	70,520
Printing and mailing prospectuses other than to current shareholders	1,016	916	9,150
Payments to underwriters	15,433	4,132	76,573
Payments to broker-dealers	740,053	122,379	4,423,606
Other	—	—	—
Total	760,787	127,992	4,579,849

	New Jersey Fund ($)	Oregon Fund ($)	Pennsylvania Fund ($)
Advertising	15,135	11,973	13,282
Printing and mailing prospectuses other than to current shareholders	2,187	1,846	2,283
Payments to underwriters	25,577	17,066	15,620
Payments to broker-dealers	1,079,246	733,398	751,375
Other	—	—	—
Total	1,122,145	764,283	782,560

The Class B and C plans.   The Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.

Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended February 28, 2009, were:

	Arizona Fund ($)	High Yield Fund ($)	New Jersey Fund ($)	Pennsylvania Fund ($)
Advertising	—	—	—	—
Printing and mailing prospectuses other than to current shareholders	—	—	—	—
Payments to underwriters	—	—	—	—
Payments to broker-dealers	24,611	179,055	84,359	51,908
Other	83,075	599,428	283,078	174,230
Total	107,686	778,483	367,437	226,138

Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended February 28, 2009, were:

	Arizona Fund ($)	Colorado Fund ($)	Connecticut Fund ($)
Advertising	2,125	1,862	1,649
Printing and mailing prospectuses other than to current shareholders	358	461	511
Payments to underwriters	5,288	5,559	4,636
Payments to broker-dealers	468,026	412,475	411,891
Other	—	—	—
Total	475,797	420,357	418,687

	Double Tax-Free Fund ($)	Federal Intermediate- Term Fund ($)	High Yield Fund ($)
Advertising	2,208	1,306	19,525
Printing and mailing prospectuses other than to current shareholders	608	339	2,551
Payments to underwriters	5,165	6,217	30,937
Payments to broker-dealers	466,657	328,685	4,576,189
Other	—	—	—
Total	474,638	336,547	4,629,202

	New Jersey Fund ($)	Oregon Fund ($)	Pennsylvania Fund ($)
Advertising	5,144	2,703	3,429
Printing and mailing prospectuses other than to current shareholders	771	425	608
Payments to underwriters	12,715	6,472	7,915
Payments to broker-dealers	1,236,315	702,327	788,821
Other	—	—	—
Total	1,254,945	711,927	800,773

The Class A, B and C plans.   In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

Performance

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Average annual total return before taxes   Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Average annual total return after taxes on distributions   Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

Average annual total return after taxes on distributions and sale of fund shares   Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption

Cumulative total return   Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.

Current yield   Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period.

The following SEC formula is used to calculate these figures:

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

Taxable-equivalent yield   The Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any.

From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes. The Fund expects updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.

Current distribution rate   Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time.

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund.

Volatility   Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other performance quotations   The Fund also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

Miscellaneous Information

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $448 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 109 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Under current federal and state income tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2009, the tax cost of a fully taxable investment could reach $42 on every $100 of investment earnings. This is based on the highest federal personal income tax rate of 35.00% and the highest combined state and local personal income tax rate of 10.78%. The combined tax rate of 42.00% assumes a federal income tax deduction for the full amount of the state and local income taxes. Federal and state income tax rates are as of December 29, 2008, and are subject to change as federal and state legislatures search for new revenue to meet expected budget shortfalls. Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund may provide you with the potential to earn income free from regular federal income tax and, depending on the fund and your state of residence, state and local tax as well, while supporting state and local public projects. A portion, or a small portion, of the tax-free funds’ income dividends may be subject to the federal alternative minimum tax. Franklin tax-free funds may also provide tax-free compounding when tax-free income is reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments. Shareholders should also be aware that many states are experiencing budget shortfalls in their annual budgets and these states may raise taxes on investment income to generate additional revenue to cover these shortfalls. Tax-free compounding may create one more reason why investors should consider an investment in a tax-free fund as an investment opportunity at this time.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

Description of Ratings

Municipal Bond Ratings

Moody's

Municipal Ratings are the opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale. Historical default and loss rates for obligations rated on the US Municipal Scale are significantly lower than for similarly rated corporate obligations. It is important that users of Moody's ratings understand these differences when making rating comparisons between the Municipal and Global Scales.

Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, finances, governance and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

INVESTMENT GRADE

Aaa: Issues or issuers rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Aa: Issues or issuers rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

A: Issues or issuers rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Baa: Issues or issuers rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

BELOW INVESTMENT GRADE

Ba: Issues or issuers rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

B: Issues or issuers rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Caa: Issues or issuers rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Ca: Issues or issuers rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

C: Issues or issuers demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Con.(*): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue or issuer ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue or issuer ranks in the lower end of its generic rating category.

S&P®

S&P's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a statement of fact or recommendation to purchase, sell, or hold a financial obligation or make any investment decisions. Nor is it a comment regarding an issue's market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

INVESTMENT GRADE

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than an obligation in the higher rating categories. However, the obligor's capacity to meet its financial commitment is considered still strong.

BBB: An obligation rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr: The designation "pr" indicates that the rating is provisional. Such a rating assumes the successful completion of the project financed by the debt being rated and also indicates that payment of the debt service is largely or entirely dependent upon the successful and timely completion of the project. This rating addresses credit quality subsequent to the completion of the project, but makes no comment on the likelihood of or the risk of default upon failure of such completion.

Fitch

INVESTMENT GRADE

AAA: Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected by reasonably foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of default risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable future developments.

A: High credit quality. A ratings denote a low expectation of default risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of default risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BELOW INVESTMENT GRADE

BB: Speculative. BB ratings indicate that there is a possibility of default risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant default risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

D: Default. D ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Plus (+) or minus (-) signs may be appended to a rating to denote relative status within major rating categories. Plus or minus signs are not used with the AAA, CC, C or D categories.

Municipal Note Ratings

Moody's

Moody's ratings for municipal short-term investment grade obligations are designated Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. Symbols used will be as follows:

INVESTMENT GRADE

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

BELOW INVESTMENT GRADE

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P®

New municipal note issues due in three years or less, will usually be assigned the ratings below. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a strong capacity to pay principal and interest. Issues determined to possess a very strong capacity to pay debt service are given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3: Issues carrying this designation have a speculative capacity to pay principal and interest.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch

Fitch's short-term ratings apply to debt obligations that have a time horizon of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as for issues in the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable economic and business environment.

D: Default. Actual or imminent payment default.

State Tax Treatment

The following information on the state income tax treatment of dividends from the Fund is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

Arizona   Pursuant to Section 43-1021(3) of the Arizona Income Tax Code, interest on obligations of the state of Arizona or its political subdivisions is exempt from the Arizona individual income tax. Section 43-1022(6) provides similar tax-exempt treatment for interest on obligations of the United States. Pursuant to Arizona Individual Income Tax Ruling 02-2, Arizona does not tax dividend income from regulated investment companies, such as the Arizona Fund, to the extent that such income is derived from such exempt U.S. obligations. In addition, in a private ruling issued to another taxpayer, the Arizona Department of Revenue ruled that exempt-interest dividends attributable to interest on Arizona obligations is exempt from the Arizona income tax provided such dividend is excluded from federal adjusted gross income (Arizona Private Taxpayer Ruling (LR00-004, June 27, 2000)). Dividends paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.), or obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund, such as for temporary or defensive purposes, the distributions will be taxable. Distributions of net short-term and net long-term capital gain earned by the Fund are included in each shareholder's Arizona taxable income.

Colorado   Sections 39-22-104 and 39-22-304 of the Colorado Revised Statutes state that interest on obligations of the state of Colorado or its political subdivisions is exempt from Colorado personal income taxes provided such obligations were either issued on or after May 1, 1980 or, if issued prior to May 1, 1980, the authorizing legislation for such obligations provides for such exemption. In addition, direct obligations of the United States or its possessions are exempt from Colorado personal and corporate income taxes. Distributions from a regulated investment company, such as the Colorado Fund, should also be exempt from personal and corporate income tax to the extent that the Fund invests in such exempt obligations. Colorado FYI Tax Publication No. Income 20 provides that this exclusion also applies to territorial obligations of the United States (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands). Dividends paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or obligations of other states and their political subdivisions do not qualify for this exemption. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable. Any distributions of capital gains earned by the Fund are included in each shareholder's Colorado taxable income.

Connecticut   Pursuant to Section 12-701(a)(20) of the Connecticut General Statutes, interest income from obligations issued by or on behalf of the state of Connecticut, its political subdivisions, public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the state of Connecticut is exempt from the Connecticut personal income tax. Section 12-701(a)(20) also provides that exempt-interest dividends from a regulated investment company, such as the Connecticut Fund, that are derived from such obligations, as well as exempt-interest dividends derived from obligations the income from which the state is prohibited from taxing under federal law (such as qualifying obligations of U.S. territories and possessions) will also be exempt from the Connecticut personal income tax. Sections 12-701(a)(20) and 12-718 of the Connecticut General Statutes also states that a fund is qualified to pay exempt dividends derived from exempt U.S. government obligations to its shareholders if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of exempt U.S. government obligations. Dividends paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or obligations of other states and their political subdivisions do not qualify for this exemption. Any distribution of capital gains earned by the Fund that are attributable to Connecticut obligations are exempt from Connecticut's individual income tax. All other distributions of capital gains earned by the Fund are included in each shareholder's Connecticut taxable income.

New Jersey   Section 54A:6-14.1 of the New Jersey Statutes provides that distributions paid by qualified investment funds, such as the New Jersey Fund, are not included in gross income for purposes of the New Jersey gross income tax to the extent the distributions are attributable to interest or gain from obligations issued by or on behalf of the state of New Jersey or its political subdivisions, or obligations free from state or local taxation by any act of the state of New Jersey or laws of the U.S. (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands). In order to qualify as a qualified investment fund, the New Jersey Fund must, among other things, have not less than 80% of its investments (excluding cash, cash items, receivables and certain other financial instruments) invested in the tax exempt obligations described above. Dividends paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable. As a matter of policy, the Fund will continue to qualify as a qualified investment fund to try to ensure that the Fund continues to qualify to pay distributions that are exempt from the New Jersey gross income tax. Any distributions of net short-term and net long-term capital gain earned by the Fund from taxable obligations are included in each shareholder's New Jersey taxable income.

Oregon   Oregon Administrative Rule Section 150-316.680-(B) provides, in part, that the interest and dividends derived by a regulated investment company (such as the Oregon Fund) retain their character when distributed to fund shareholders. Therefore, to the extent that distributions from the Oregon Fund are attributable to tax exempt obligations of the state of Oregon or its political subdivisions, they will be exempt from the Oregon personal income tax. Sections 316.683 and 316-680 of the Oregon Revised Statutes and Oregon Administrative Rule Section 150-316.680-(B) provide that "state exempt-interest dividends" that are paid by a regulated investment company, such as the Oregon Fund, and designated by it as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year will be excluded from the shareholders' income for purposes of Oregon's personal income tax. "State exempt-interest dividends" include distributions attributable to interest on obligations of the United States, its territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) and possessions of any U.S. authority, commission or instrumentality. Dividends paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable. Any distributions of capital gain earned by the Fund are generally included in each shareholder's Oregon taxable income.

Pennsylvania   Sections 301 and 303 of the Tax Reform Code of Pennsylvania provide, in part, that interest income derived from obligations that are statutorily free from state or local taxation under the laws of the Commonwealth of Pennsylvania or under the laws of the United States is exempt from state personal income tax. Such exempt obligations generally include obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other state agency, any political subdivision of the state or its public authority ("Pennsylvania Obligations") and exempt obligations of the United States or its territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands). Section 301 of the Tax Reform Code of Pennsylvania further provides that interest derived by an investment company, such as the Pennsylvania Fund, from such exempt obligations is not subject to the Pennsylvania personal income tax. Distributions paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable. Distributions paid by the Fund also are generally exempt from the Philadelphia School District investment income tax to the same extent as the Pennsylvania personal income tax. In addition, distributions designated as capital gain dividends for federal income tax purposes will also generally be exempt from the Philadelphia School District investment net income tax. Any distributions of net short-term and long-term capital gain earned by the Fund are included in each shareholder's Pennsylvania taxable income.

Puerto Rico   For U.S. citizens and residents, exempt-interest dividends received from the Double Tax-Free Fund generally are exempt from U.S. federal and state personal income taxation in states that impose an income tax, pursuant to section 103 of the Internal Revenue Code and 31 U.S.C. section 3124 (subject, however, to any limitations or restrictions imposed by a state). For Puerto Rico taxpayers, exempt-interest dividends, to the extent derived from Puerto Rico, Guam and Virgin Island obligations, generally will be exempt from Puerto Rico taxation pursuant to a ruling received by the fund dated May 24, 1996.

               FRANKLIN TAX-FREE TRUST
                FILE NOS. 002-94222
                    & 811-04149
                    FORM N-1A
                     PART C
              Other Information

Item 23. Exhibits.

     The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

(a) Agreement and Declaration of Trust

    (i)  Agreement and Declaration of Trust of Franklin
         Tax-Free Trust, a Delaware statutory trust, dated
         October 18, 2006
         Filing: Post-Effective Amendment No. 38 to
         Registration Statement on Form N-1A
         File No. 002-94222
         Filing Date: June 27, 2007

    (ii) Certificate of Trust of Franklin Tax-Free Trust,
         a Delaware Statutory Trust, dated October 18,
         2006
         Filing: Post-Effective Amendment No. 38 to
         Registration Statement on Form N-1A
         File No. 002-94222
         Filing Date: June 27, 2007

(b) By-laws

    (i)  By-Laws of Franklin Tax-Free Trust, a Delaware
         statutory trust effective as of October 18, 2006
         Filing: Post-Effective Amendment No. 38 to
         Registration Statement on Form N-1A
         File No. 002-94222
         Filing Date: June 27, 2007

(c) Instruments Defining Rights of Security Holders

         Not Applicable

(d) Investment Advisory Contracts

    (i)  Investment Management Agreement dated July 2,
         2007 between Registrant and Franklin Advisers,
         Inc., on behalf of the following funds:
         Franklin Alabama Tax-Free Income Fund
         Franklin Arizona Tax-Free Income Fund
         Franklin Colorado Tax-Free Income Fund
         Franklin Connecticut Tax-Free Income Fund
         Franklin Double Tax-Free Income Fund
         Franklin Federal Intermediate-Term Tax-Free
         Income Fund
         Franklin Florida Tax-Free Income Fund
         Franklin Georgia Tax-Free Income Fund
         Franklin High Yield Tax-Free Income Fund
         Franklin Insured Tax-Free Income Fund
         Franklin Kentucky Tax-Free Income Fund
         Franklin Louisiana Tax-Free Income Fund
         Franklin Maryland Tax-Free Income Fund
         Franklin Massachusetts Tax-Free Income Fund
         Franklin Michigan Tax-Free Income Fund
         Franklin Minnesota Tax-Free Income Fund
         Franklin Missouri Tax-Free Income Fund
         Franklin New Jersey Tax-Free Income Fund
         Franklin North Carolina Tax-Free Income Fund
         Franklin Ohio Tax-Free Income Fund
         Franklin Oregon Tax-Free Income Fund
         Franklin Pennsylvania Tax-Free Income Fund
         Franklin Virginia Tax-Free Income Fund
         Filing: Post-Effective Amendment No. 39 to
         Registration Statement on Form N-1A
         File No. 002-94222
         Filing Date: June 27, 2008

   (ii)  Investment Management Agreement dated July 2,
         2007 between Registrant, on behalf of Franklin
         Federal Limited-Term Tax-Free Income Fund and
         Franklin Advisers, Inc.
         Filing: Post-Effective Amendment No. 39 to
         Registration Statement on Form N-1A
         File No. 002-94222
         Filing Date: June 27, 2008

   (iii) Addendum dated January 1, 2008, to Investment
         Management Agreement dated July 2, 2007
         Filing: Post-Effective Amendment No. 39 to
         Registration Statement on Form N-1A
         File No. 002-94222
         Filing Date: June 27, 2008

(e) Underwriting Contracts

     (i) Distribution Agreement dated July 2, 2007 between
         Registrant and Franklin/Templeton Distributors,
         Inc.
         Filing: Post-Effective Amendment No. 39 to
         Registration Statement on Form N-1A
         File No. 002-94222
         Filing Date: June 27,  2008

    (ii) Form of Selling Agreements, between
         Franklin/Templeton Distributors, Inc. and
         Securities Dealers, dated November 1, 2003
         Filing: Post-Effective Amendment No.34 to
         Registration Statement on Form N-1A
         File No. 002-94222
         Filing Date: June 28,  2004

   (iii) Amendment dated July 2, 2007 to form of Selling
         Agreements, between Franklin/Templeton
         Distributors, Inc. and Securities Dealers, dated
         November 1,  2003
         Filing: Post-Effective Amendment No. 38 to
         Registration Statement on Form N-1A
         File No. 002-94222
         Filing Date: June 27,  2007

(f) Bonus or Profit Sharing Contracts

         Not Applicable

(g) Custodian Agreements

    (i)  Master Custody Agreement between Registrant and
         Bank of New York dated February 16, 1996
         Filing: Post-Effective Amendment No. 22 to
         Registration Statement on Form N-1A
         File No. 002-94222
         Filing Date: March 14, 1996

    (ii) Amendment dated May 7, 1997 to Master Custody
         Agreement between Registrant and Bank of New York
         dated February 16, 1996
         Filing: Post-Effective Amendment No. 25 to
         Registration Statement on Form N-1A
         File No. 002-94222
         Filing Date: April 30, 1998

    (iii)Amendment dated February 27, 1998 to Master
         Custody Agreement between Registrant and Bank of
         New York dated February 16, 1996
         Filing:  Post-Effective Amendment No. 26 to
         Registration Statement  on Form N-1A
         File No. 002-94222
         Filing Date: December 23, 1998

    (iv) Amendment dated June 3, 2008 to Exhibit A of the
         Master Custody Agreement between Registrant and
         the Bank of New York dated February 16, 1996
         Filing:  Post-Effective Amendment No. 39 to
         Registration Statement  on Form N-1A
         File No. 002-94222
         Filing Date: June 27,   2008

    (v)  Terminal Link Agreement between Registrant and
         Bank of  New York dated February 16, 1996
         Filing:  Post-Effective Amendment No. 22 to
         Registration Statement  on Form N-1A
         File No. 002-94222
         Filing Date: March 14,  1996

(h) Other Material Contracts

    (i)  Subcontract dated July  2, 2007 for Fund
         Administrative Services between Franklin
         Advisers, Inc., including all funds except
         Franklin Federal Limited-Term Tax-Free Income
         Fund, and Franklin Templeton Services, LLC
         Filing:  Post-Effective Amendment No. 39 to
         Registration Statement  on Form N-1A
         File No. 002-94222
         Filing Date: June 27,   2008

    (ii) Fund Administration Agreement dated July 2, 2007
         between the Registrant, on behalf of Franklin
         Federal  Limited-Term Tax-Free Income Fund and
         Franklin Templeton Services, LLC
         Filing:  Post-Effective Amendment No. 39 to
         Registration Statement  on Form N-1A
         File No. 002-94222
         Filing Date: June 27,   2008

(i) Legal Opinion

    (i)  Legal Opinion dated June 27, 2007
         Filing:  Post-Effective Amendment No. 39 to
         Registration Statement on Form N-1A
         File No. 002-94222
         Filing Date: June 27, 2008

(j) Other Opinions

    (i)  Consent of Independent Registered Public
         Accounting Firm

(k) Omitted Financial Statements

         Not Applicable

(l) Initial Capital Agreements

    (i)  Letter of Understanding dated September 21, 1992
         Filing:  Post-Effective Amendment No. 21 to
         Registration Statement on Form N-1A
         File No. 002-94222
         Filing Date: April 28, 1995

    (ii) Letter of Understanding dated April 12, 1995
         Filing:  Post-Effective Amendment No. 21 to
         Registration Statement on Form N-1A
         File No. 002-94222
         Filing Date: April 28, 1995

(m) Rule 12b-1 Plan

    (i)  Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         Alabama Tax-Free Income Fund, and
         Franklin/Templeton Distributors, Inc.

   (ii)  Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         Arizona Tax-Free Income Fund, and
         Franklin/Templeton Distributors, Inc.

   (iii) Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         Colorado Tax-Free Income Fund, and
         Franklin/Templeton Distributors,  Inc.

    (iv) Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         Connecticut Tax-Free Income Fund, and
         Franklin/Templeton Distributors,  Inc.

    (v)  Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         Double Tax-Free Income Fund, and
         Franklin/Templeton Distributors,  Inc.

   (vi)  Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         Federal Limited-Term Tax-Free Income Fund, and
         Franklin/Templeton Distributors, Inc.

  (vii)  Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of  Franklin
         Federal Intermediate-Term Tax-Free Income Fund,
         and Franklin/Templeton Distributors, Inc.

  (viii) Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         Florida Tax-Free Income Fund, and
         Franklin/Templeton Distributors,  Inc.

  (ix)   Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         Georgia Tax-Free Income Fund, and
         Franklin/Templeton Distributors,  Inc.

  (x)    Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         High Yield Tax-Free Income Fund, and
         Franklin/Templeton Distributors, Inc.

  (xi)   Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         Insured  Tax-Free Income Fund, and
         Franklin/Templeton Distributors, Inc.

  (xii)  Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         Kentucky Tax-Free Income Fund, and
         Franklin/Templeton Distributors, Inc.

  (xiii) Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         Louisiana Tax-Free Income Fund, and
         Franklin/Templeton Distributors, Inc.

  (xiv)  Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         Maryland Tax-Free Income Fund, and
         Franklin/Templeton Distributors, Inc.

  (xv)   Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         Massachusetts Tax-Free Income Fund, and
         Franklin/Templeton Distributors, Inc.

  (xvi)  Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         Michigan Tax-Free Income Fund, and
         Franklin/Templeton Distributors, Inc.

  (xvii) Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         Minnesota Tax-Free Income Fund, and
         Franklin/Templeton Distributors, Inc.

 (xviii) Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         Missouri Tax-Free Income Fund, and
         Franklin/Templeton Distributors, Inc.

  (xix)  Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin New
         Jersey Tax-Free Income Fund, and
         Franklin/Templeton Distributors, Inc.

  (xx)   Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         North Carolina Tax-Free Income Fund, and
         Franklin/Templeton Distributors, Inc.

  (xxi)  Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         Ohio Tax-Free Income Fund, and Franklin/Templeton
         Distributors, Inc.

  (xxii) Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         Oregon Tax-Free Income Fund, and
         Franklin/Templeton Distributors, Inc.

 (xxiii) Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         Pennsylvania Tax-Free Income Fund, and
         Franklin/Templeton Distributors, Inc.

  (xxiv) Amended and Restated Class A Distribution Plan
         dated February 1, 2009, pursuant to Rule 12b-1
         between the Registrant, on behalf of Franklin
         Virginia Tax-Free Income Fund, and
         Franklin/Templeton Distributors, Inc.

  (xxv)  Class C  Distribution Plan dated July 2, 2007,
         pursuant to Rule 12b-1 between the Registrant and
         Franklin/Templeton Distributors, Inc., on behalf
         of following funds:
         Franklin Alabama Tax-Free Income Fund
         Franklin Arizona Tax-Free Income Fund
         Franklin Colorado Tax-Free Income Fund
         Franklin Connecticut Tax-Free Income Fund
         Franklin Double Tax-Free Income Fund
         Franklin Federal Intermediate-Term Tax-Free Income Fund
         Franklin Florida Tax-Free Income Fund
         Franklin Georgia Tax-Free Income Fund
         Franklin High Yield Tax-Free Income Fund
         Franklin Insured Tax-Free Income Fund
         Franklin Louisiana Tax-Free Income Fund
         Franklin Maryland Tax-Free Income Fund
         Franklin Massachusetts Tax-Free Income Fund
         Franklin Michigan Tax-Free Income Fund
         Franklin Minnesota Tax-Free Income Fund
         Franklin Missouri Tax-Free Income Fund
         Franklin New Jersey Tax-Free Income Fund
         Franklin North Carolina Tax-Free Income Fund
         Franklin Ohio Tax-Free Income Fund
         Franklin Oregon Tax-Free Income Fund
         Franklin Pennsylvania Tax-Free Income Fund
         Franklin Virginia Tax-Free Income Fund
         Filing: Post-Effective Amendment No. 39 to
         Registration Statement on Form N-1A
         File No. 002-94222
         Filing Date: June 27, 2008

(xxvi)   Class B Distribution Plan dated July 2, 2007,
         pursuant to Rule 12b-1 between the Registrant and
         Franklin/Templeton Distributors, Inc., on behalf
         of the following funds:
         Franklin Arizona Tax-Free Income Fund
         Franklin Florida Tax-Free Income Fund
         Franklin High Yield Tax-Free Income Fund
         Franklin Insured Tax-Free Income Fund
         Franklin Michigan Tax-Free Income Fund
         Franklin New Jersey Tax-Free Income Fund
         Franklin Ohio Tax-Free Income Fund
         Franklin Pennsylvania Tax-Free Income
         Filing: Post-Effective Amendment No. 39 to
         Registration Statement on Form N-1A
         File No. 002-94222
         Filing Date: June 27, 2008

(n) Rule 18f-3 Plan

(i)      Multiple Class Plan dated October 17, 2006, on
         behalf of the following funds:
         Franklin Alabama Tax-Free Income Fund
         Franklin Georgia Tax-Free Income Fund
         Franklin Louisiana Tax-Free Income Fund
         Filing: Post-Effective Amendment No. 39 to
         Registration Statement on Form N-1A
         File No. 002-94222
         Filing Date: June 27, 2008

    (ii) Multiple  Class Plan dated October 17, 2006, on
         behalf of Franklin Florida Tax-Free Income Fund
         Filing: Post-Effective Amendment No. 39 to
         Registration Statement on Form N-1A
         File No.  002-94222
         Filing Date: June 27, 2008

   (iii) Multiple Class Plan dated October 17, 2006, on
         behalf of Franklin High Yield Tax-Free Income
         Fund
         Filing: Post-Effective Amendment No. 39 to
         Registration Statement on Form N-1A
         File No.  002-94222
         Filing Date: June 27, 2008

    (iv) Multiple Class Plan dated April 15, 2008, on
         behalf of the following funds:
         Franklin Arizona Tax-Free Income Fund
         Franklin Insured Tax-Free Income Fund
         Franklin Michigan Tax-Free Fund
         Franklin New Jersey Tax-Free Income Fund
         Franklin Ohio Tax-Free Income Fund

    (v)  Multiple  Class Plan dated October 20, 2008 on
         behalf of Franklin Federal Intermediate-Term Tax-
         Free Income Fund

    (vi) Multiple Class Plan dated December 1, 2008, on
         behalf of the following funds:
         Franklin Colorado Tax-Free Income Fund
         Franklin Connecticut Tax-Free Income Fund
         Franklin Double Tax-Free Income Fund
         Franklin Maryland Tax-Free Income Fund
         Franklin Massachusetts Tax-Free Income Fund
         Franklin Minnesota Tax-Free Income Fund
         Franklin Missouri Tax-Free Income Fund
         Franklin North Carolina Tax-Free Income Fund
         Franklin Oregon Tax-Free Income Fund
         Franklin Virginia Tax-Free Income Fund

   (vii) Multiple Class Plan dated December 1, 2008, on
         behalf of Franklin Pennsylvania Tax-Free Income
         Fund

(p) Code of Ethics

    (i)  Code of Ethics dated May 2009

(q)       Power of Attorney

     (i) Power of Attorney dated February 25, 2008
         Filing: Post-Effective Amendment No. 39 to
         Registration Statement on Form N-1A
         File No. 002-94222
         Filing Date: June 27, 2008

    (ii) Power of Attorney dated March 2, 2009

Item 24.  Persons Controlled by or Under Common Control with the
Fund

          None

Item 25.  Indemnification

The Agreement and Declaration of Trust (the "Declaration") of
Registrant provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to such Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties
involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances, these persons shall not be responsible or
liable for any act or omission of any other agent of such Trust or its investment adviser or principal underwriter to the
fullest extent that limitations of liability are permitted by the Delaware Statutory Trust Act (the "Delaware Act"). Moreover,
except in these instances, none of these persons, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of such Trust or any trustee thereof.

Registrant shall indemnify, out of its assets, to the fullest extent permitted under applicable law, any of these persons who was or is a party, or is threatened to be made a party, to any
Proceeding (as defined in the Declaration) because the person is or was an agent of such Trust. These persons shall be
indemnified against any expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to
believe that the conduct was unlawful. The termination of any proceeding by judgment, settlement or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person's conduct was unlawful. There shall nonetheless be no indemnification for a person's own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the
Securities Act of 1933, as amended, may be permitted to
Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange
Commission such indemnification is against public policy as
expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities
(other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in
connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or
appropriate jurisdiction the question whether such
indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business  and Other Connections of the Investment
Adviser

The officers and directors of Franklin Advisers, Inc.
(Advisers), Registrant's manager, also serve as officers and/or directors/trustees for (1) Advisers' corporate parent, Franklin
Resources, Inc., and /or (2) other investment companies in
Franklin Templeton Investments. For additional information
please see Part B and Schedules A and D of Form ADV of Advisers
(SEC File 801-26292), incorporated herein by reference, which set forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a
substantial nature engages in by those officers and directors during the past two years.

Item 27. Principal Underwriters

a) Franklin/Templeton Distributors, Inc. (Distributors), also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund
Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Custodian Funds
Franklin Federal Tax-Free Income Fund
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin Mutual Recovery Fund
Franklin Mutual Series Funds
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Franklin Templeton Variable Insurance Products Trust
Institutional Fiduciary Trust

Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds

Item 28.  Location   of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept
by the Fund at One   Franklin Parkway, San Mateo, CA 94403-1906 or
its shareholder services agent, Franklin Templeton Investor
Services  LLC, at 3344 Quality Drive, Rancho Cordova, CA 95670-
7313.

Item 29.  Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 30.  Undertakings

Not  Applicable

                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this
Registration Statement pursuant to Rule 485(b) under the
Securities Act of 1933 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned,
thereunto duly authorized in the City of San Mateo and the State of California, on the 25th day of June, 2009.

                               FRANKLIN TAX-FREE TRUST

                               By: /s/ David P. Goss
                                   Vice President

Pursuant to the requirements of the Securities Act of 1933, this
Registration Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Rupert H. Johnson, Jr.* Chief Executive Officer --
Rupert H. Johnson, Jr.  Investment Management
                        Dated: June 25, 2009

Laura F. Fergerson*     Chief Executive Officer --
Laura F. Fergerson      Finance and Administration
                        Dated: June 25, 2009

Gaston Gardey*         Chief Financial Officer and
Gaston Gardey           Chief Accounting Officer
                        Dated: June 25, 2009

Harris J. Ashton*       Trustee
Harris J. Ashton        Dated: June 25, 2009

Robert F. Carlson*      Trustee
Robert F. Carlson       Dated: June 25, 2009

Sam L. Ginn*            Trustee
Sam L. Ginn             Dated: June 25, 2009

Edith E. Holiday*       Trustee
Edith E. Holiday        Dated: June 25, 2009

Charles B. Johnson*     Trustee
Charles B. Johnson      Dated:  June 25, 2009

Gregory E. Johnson*     Trustee
Gregory E. Johnson      Dated:  June 25, 2009

Frank W. T. LaHaye*     Trustee
Frank W. T. LaHaye      Dated:  June 25, 2009

Frank A. Olson*         Trustee
Frank A. Olson          Dated:  June 25, 2009

Larry D. Thompson*      Trustee
Larry D. Thompson       Dated:  June 25, 2009

John B. Wilson*         Trustee
John B. Wilson          Dated:  June 25, 2009

*By /s/ David P. Goss
    David P. Goss, Attorney-in-Fact
    (Pursuant to Power of Attorney filed herewith)

                 FRANKLIN TAX-FREE TRUST
                 REGISTRATION STATEMENT
                    EXHIBITS INDEX

EXHIBIT NO.    DESCRIPTION                               LOCATION

EX-99.a(i)     Agreement and Declaration of Trust dated  *
               October  18, 2006

EX-99.a(ii)    Certificate of Trust of Franklin Tax-     *
               Free Trust, a Delaware Statutory Trust,
               dated October 18, 2006

EX-99.b(i)     By-Laws of Franklin Tax-Free Trust, a     *
               Delaware Statutory Trust effective as of
               October  18, 2006

EX-99.d(i)     Investment Management Agreement dated     *
               July 2, 2007 between Registrant and
               Franklin Advisers, Inc., on behalf of
               the following funds:
               Franklin Alabama Tax-Free Income Fund,
               Franklin Arizona Tax-Free Income Fund,
               Franklin Colorado Tax-Free Income Fund,
               Franklin Connecticut Tax-Free Income
               Fund, Franklin Double Tax-Free Income
               Fund, Franklin Federal Intermediate-Term
               Tax-Free Income Fund, Franklin Florida
               Tax-Free Income Fund, Franklin Georgia
               Tax-Free Income Fund, Franklin High
               Yield Tax-Free Income Fund, Franklin
               Insured Tax-Free Income Fund, Franklin
               Kentucky Tax-Free Income Fund, Franklin
               Louisiana Tax-Free Income Fund, Franklin
               Maryland Tax-Free Income Fund, Franklin
               Massachusetts Tax-Free Income Fund,
               Franklin Michigan Tax-Free Income Fund,
               Franklin Minnesota Tax-Free Income Fund,
               Franklin Missouri Tax-Free Income Fund,
               Franklin New Jersey Tax-Free Income
               Fund, Franklin North Carolina Tax-Free
               Income Fund, Franklin Ohio Tax-Free
               Income Fund, Franklin Oregon Tax-Free
               Income Fund, Franklin Pennsylvania Tax-
               Free Income Fund and Franklin Virginia
               Tax-Free Income Fund

EX-99.d(ii)    Investment Management Agreement between   *
               Registrant, on behalf of Franklin
               Federal Limited-Term Tax-Free Income
               Fund and Franklin Advisers, Inc. dated
               July 2, 2007

EX-99.d(iii)   Addendum dated January 1, 2008 to         *
               Investment Management Agreement dated
               July 2, 2007

EX-99.e(i)     Distribution Agreement between            *
               Registrant and Franklin/Templeton
               Distributors, Inc. dated July 2, 2007

EX-99.e(ii)    Forms of Selling Agreements, between      *
               Franklin/Templeton Distributors, Inc.
               and Securities Dealers, dated November
               1, 2003

EX-99.e(iii)   Amendment dated July 2, 2007 to form of   *
               Selling Agreements, between
               Franklin/Templeton Distributors, Inc.
               and Securities Dealers, dated November
               1, 2003

EX-99.g(i)     Master Custody Agreement between          *
               Registrant and Bank of New York dated
               February 16, 1996

EX-99.g(ii)    Amendment dated May 7, 1997 to Master     *
               Custody Agreement between Registrant and
               Bank of New York dated February 16, 1996

EX-99.g(iii)   Amendment dated February 27, 1998 to      *
               Master Custody Agreement between
               Registrant and Bank of New York dated
               February 16, 1996

EX-99.g(iv)    Amendment dated February 11, 2009, to     Attached
               Exhibit A of the Master Custody
               Agreement between Registrant and the
               Bank of New York dated February 16, 1996

EX-99.g(v)     Terminal Link Agreement between           *
               Registrant and Bank of New York dated
               February 16, 1996

EX-99.h(i)     Subcontract dated July 2, 2007 for Fund   *
               Administrative Services between Franklin
               Advisers, Inc., including all funds
               except Franklin Federal Limited-Term
               Tax-Free Income Fund, and Franklin
               Templeton Services, LLC

EX-99.h(ii)    Fund Administration Agreement dated July  *
               2, 2007, between Registrant, on behalf
               of Franklin Federal Limited-Term  Tax-
               Free Income Fund and Franklin Templeton
               Services, LLC

EX-99.i(i)     Opinion and Consent of Counsel dated      *
               June 27, 2007

EX-99.j(i)     Consent of Independent Registered Public  Attached
               Accounting Firm

EX-99.l(i)     Letter of Understanding dated             *
               September 21, 1992

EX-99.l(ii)    Letter of Understanding dated April 12,   *
               1994

EX-99.m(i)     Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin
               Alabama Tax-Free Income Fund, and
               Franklin/Templeton Distributors,  Inc.

EX-99.m(ii)    Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin
               Arizona Tax-Free Income Fund, and
               Franklin/Templeton Distributors,  Inc.

EX-99.m(iii)   Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin
               Colorado Tax-Free Income Fund, and
               Franklin/Templeton Distributors,  Inc.

EX-99.m(iv)    Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin
               Connecticut Tax-Free Income Fund, and
               Franklin/Templeton Distributors, Inc.

EX-99.m(v)     Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin Double
               Tax-Free Income Fund, and
               Franklin/Templeton Distributors, Inc.

EX-99.m(vi)    Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin
               Federal Limited-Term Tax-Free Income
               Fund, and Franklin/Templeton
               Distributors, Inc.

EX-99.m(vii)   Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin
               Federal Intermediate-Term Tax-Free
               Income Fund, and Franklin/Templeton
               Distributors, Inc.

EX-99.m(viii)  Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin
               Florida Tax-Free Income Fund, and
               Franklin/Templeton Distributors, Inc.

EX-99.m(ix)    Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin
               Georgia Tax-Free Income Fund, and
               Franklin/Templeton Distributors, Inc.

EX-99.m(x)     Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin High
               Yield Tax-Free Income Fund, and
               Franklin/Templeton Distributors,  Inc.

EX-99.m(xi)    Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin
               Insured Tax-Free Income Fund, and
               Franklin/Templeton Distributors,  Inc.

EX-99.m(xii)   Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin
               Kentucky Tax-Free Income Fund, and
               Franklin/Templeton Distributors,  Inc.

EX-99.m(xiii)  Amended and Restated Class A              *Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin
               Louisiana Tax-Free Income Fund, and
               Franklin/Templeton Distributors,  Inc.

EX-99.m(xiv)   Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin
               Maryland Tax-Free Income Fund, and
               Franklin/Templeton Distributors,  Inc.

EX-99.m(xv)    Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin
               Massachusetts Tax-Free Income Fund, and
               Franklin/Templeton Distributors,  Inc.

EX-99.m(xvi)   Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin
               Michigan Tax-Free Income Fund, and
               Franklin/Templeton Distributors, Inc.

EX-99.m(xvii)  Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin
               Minnesota Tax-Free Income Fund, and
               Franklin/Templeton Distributors, Inc.

EX-99.m(xviii) Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin
               Missouri Tax-Free Income Fund, and
               Franklin/Templeton Distributors, Inc.

EX-99.m(xix)   Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin New
               Jersey Tax-Free Income Fund,  and
               Franklin/Templeton Distributors, Inc.

EX-99.m(xx)    Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin North
               Carolina Tax-Free Income Fund, and
               Franklin/Templeton Distributors, Inc.

EX-99.m(xxi)   Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin Ohio
               Tax-Free Income Fund, and
               Franklin/Templeton Distributors, Inc.

EX-99.m(xxii)  Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin Oregon
               Tax-Free Income Fund, and
               Franklin/Templeton Distributors, Inc.

EX-99.m(xxiii) Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin
               Pennsylvania Tax-Free Income Fund, and
               Franklin/Templeton Distributors, Inc.

EX-99.m(xxiv)  Amended and Restated Class A              Attached
               Distribution Plan dated February 1,
               2009, pursuant to Rule 12b-1 between the
               Registrant, on behalf of Franklin
               Virginia Tax-Free Income Fund, and
               Franklin/Templeton Distributors, Inc.

EX-99.m(xxv)   Class C Distribution Plan dated July 2,   *
               2007, pursuant to Rule 12b-1 between the
               Registrant and Franklin/Templeton
               Distributors, Inc., on behalf of the
               following funds:
               Franklin Alabama Tax-Free Income Fund,
               Franklin Arizona Tax-Free Income Fund,
               Franklin Colorado Tax-Free Income Fund,
               Franklin Connecticut Tax-Free Income
               Fund, Franklin Double Tax-Free Income
               Fund, Franklin Federal Intermediate-Term
               Tax-Free Income Fund, Franklin Florida
               Tax-Free Income Fund, Franklin Georgia
               Tax-Free Income Fund, Franklin High
               Yield Tax-Free Income Fund, Franklin
               Insured Tax-Free Income Fund, Franklin
               Louisiana Tax-Free Income Fund, Franklin
               Maryland Tax-Free Income Fund, Franklin
               Massachusetts Tax-Free Income Fund,
               Franklin Michigan Tax-Free Income Fund,
               Franklin Minnesota Tax-Free Income Fund,
               Franklin Missouri Tax-Free Income Fund,
               Franklin New Jersey Tax-Free Income
               Fund, Franklin North Carolina Tax-Free
               Income Fund, Franklin Ohio Tax-Free
               Income Fund, Franklin Oregon Tax-Free
               Income Fund Franklin Pennsylvania Tax-
               Free Income Fund, and Franklin Virginia
               Tax-Free Income Fund.

EX-99.m(xxvi)  Class B Distribution Plan dated July 2,   *
               2007, pursuant to Rule 12b-1 between the
               Registrant and Franklin/Templeton
               Distributors, Inc., on behalf of the
               following funds:
               Franklin Arizona Tax-Free Income Fund,
               Franklin Florida Tax-Free Income Fund,
               Franklin High Yield Tax-Free Income
               Fund, Franklin Insured Tax-Free Income
               Fund, Franklin Michigan Tax-Free Income
               Fund, Franklin New Jersey Tax-Free
               Income Fund, Franklin Ohio Tax-Free
               Income Fund and Franklin Pennsylvania
               Tax-Free Income

EX-99.n(i)     Multiple Class Plan dated  October 17,    *
               2006 on behalf of the following funds:
               Franklin Alabama Tax-Free Income Fund,
               Franklin Georgia Tax-Free Income Fund,
               Franklin Louisiana Tax-Free Income Fund,

EX-99.n(ii)    Multiple Class Plan dated October 17,     *
               2006 on behalf of Franklin Florida Tax-
               Free Income Fund

EX-99.n(iii)   Multiple Class Plan dated October 17,     *
               2006 on behalf of Franklin High Yield
               Tax-Free Income Fund

EX-99.n(iv)    Multiple Class Plan dated April 15, 2008  Attached
               on behalf of the following  funds:
               Franklin Arizona Tax-Free Income Fund,
               Franklin Insured Tax-Free Income Fund,
               Franklin Michigan Tax-Free Fund,
               Franklin New Jersey Tax-Free Income Fund
               and Franklin Ohio Tax-Free Income Fund

EX-99.n(v)     Multiple Class Plan dated  October 20,    Attached
               2008 on behalf of Franklin Federal
               Intermediate-Term Tax-Free Income Fund

EX-99.n(vi)    Multiple Class Plan dated December 1,     Attached
               2008 on behalf  of the following funds:
               Franklin Colorado Tax-Free Income Fund,
               Franklin Connecticut Tax-Free Income
               Fund, Franklin Double Tax-Free Income
               Fund, Franklin Maryland Tax-Free Income
               Fund, Franklin Massachusetts Tax-Free
               Income Fund, Franklin Minnesota Tax-Free
               Income Fund, Franklin Missouri Tax-Free
               Income Fund, Franklin North Carolina
               Tax-Free Income Fund, Franklin Oregon
               Tax-Free Income Fund and Franklin
               Virginia Tax-Free Income Fund

EX-99.n(vii)   Multiple Class Plan dated December 1,     Attached
               2008, on behalf of Franklin Pennsylvania
               Tax-Free Income Fund

EX-99.p(i)     Code of Ethics dated May 2009             Attached

EX-99.q(i)     Powers of Attorney dated February 25,     *
               2008

EX-99.q(ii)    Powers of Attorney dated March 2, 2009    Attached

*Incorporated by Reference